UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005–December 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2005

Annual
Report

Pacific Select Fund

PACIFIC SELECT FUND

     The 2005 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds® Growth-Income and American Funds® Growth Portfolios of the Pacific Select Fund (“PSF”). For those shareholders, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2005. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.
     Pacific Life, as adviser to the Fund supervises the management of all the Fund’s portfolios and manages two of the portfolios directly. For the other portfolios, with the exception of the American Funds® Growth-Income Portfolio and the American Funds® Growth Portfolio, Pacific Life has retained other firms to serve as portfolio managers under Pacific Life’s supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund, and therefore Pacific Life has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers as of December 31, 2005 are listed below:

Portfolio Manager	Portfolio
AIM Capital Management, Inc. (AIM)	Blue Chip (Effective January 1, 2006, Large-Cap Growth, managed by Loomis Sayles & Company L.P.) Aggressive Growth Financial Services
Capital Guardian Trust Company (Capital Guardian)	Diversified Research Equity
Capital Research and Management Company (Capital Research) — adviser to the master Growth-Income and Growth Funds	American Funds® Growth-Income American Funds® Growth
Columbia Management Advisors, LLC (Columbia)	Technology
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond Concentrated Growth (formerly called I-Net Tollkeeper SM)
Janus Capital Management LLC (Janus)	Growth LT Focused 30
Jennison Associates LLC (Jennison)	Health Sciences
Lazard Asset Management LLC (Lazard)	Mid-Cap Value International Value
MFS Investment Management (MFS)	Capital Opportunities International Large-Cap
Mercury Advisors (Mercury)	Equity Index Small-Cap Index
Neuberger Berman Management Inc. (Neuberger Berman)	Fasciano Small Equity (formerly called Aggressive Equity)
NFJ Investment Group L.P. (NFJ)	Small-Cap Value
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core Emerging Markets
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Inflation Managed
Pacific Life	Money Market High Yield Bond
Putnam Investment Management, LLC (Putnam)	Equity Income
Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value
Van Kampen	Comstock Mid-Cap Growth Real Estate
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)	VN Small-Cap Value

     We’ve prepared the enclosed investment results for each of the portfolios for the past twelve months. Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios they manage, including commentary discussing positive and negative factors affecting performance.
     We appreciate your confidence and look forward to serving your financial needs in the years to come.
Sincerely,
Thomas C. Sutton
Chairman of the Board and Chief Executive Officer
Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

     The following market commentaries are written by the advisers and portfolio managers, and as such are based on their opinions of how their portfolio(s) performed during the year.
     This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments, and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements.
     Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.
Blue Chip Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Blue Chip Portfolio returned 2.94%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Blue Chip Portfolio**	2.94%	10.54%	-4.02%
S&P 500 Index*	4.91%	14.38%	0.54%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In 2005, equity markets posted modest returns. For the year, the NASDAQ Composite Stock Index (NASDAQ) was up 1.37%* and the Dow Jones Industrial Average (DJIA) increased 1.83%*. From a style perspective, value stocks continued to outperform growth stocks, and large-capitalization stocks outperformed small-capitalization stocks for the first time in six years.
     While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern was on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Federal Reserve Board (Fed) raising rates, there was concern that consumers were tapped out. But the job market was holding steady with the unemployment rate near four-year lows at 5%, and consumers would be likely to continue their spending habits if real wages were to hold up. The manufacturing sector slowed at the end of 2005 but remained at expansion levels. Rising energy prices and an overall healthy global economy drove inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Federal Funds rate at December 31, 2005 was 4.25% with more tightening expected into early 2006, but many analysts believe that the Fed will stop raising rates during the year.
     The portfolio’s investment strategy blends two complimentary investment disciplines with a focus on quality market leaders. We, at AIM, seek companies with attractive growth profiles, focusing on sustainable, long-term earnings growth. We also seek companies that are trading at attractive valuations relative to their earnings fundamentals and growth prospects. Finally, we focus on high-quality companies that are well-established market leaders, with solid financial positions and strong business franchises. On average, the portfolio held overweight positions in the information technology and healthcare sectors, and held underweight positions in consumer staples, financials, materials, telecommunication services and utilities stocks relative to the benchmark.
     In terms of sectors, the portfolio’s underperformance relative to its benchmark was largely due to holdings in the information technology sector. Stock selections in industrials also hurt performance when compared to the benchmark. Alternatively, the portfolio’s holdings in the healthcare sector helped performance compared to the benchmark, as did good stock picks in consumer discretionary. On an absolute basis, the healthcare and energy sectors contributed the most to the portfolio’s overall return, while information technology and industrial stocks were the biggest detractors.
     Going forward, AIM managers maintain that growth stocks are poised to outperform value stocks. Many growth stocks are now trading at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Historically, investors have paid a premium for growth stocks when economic growth slows and many companies have difficulty meeting market expectations. We believe that consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle
See explanation of symbols on A-29

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
matures into 2006, we believe the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.
Aggressive Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Aggressive Growth Portfolio returned 5.59%**, compared to a 12.10%* return for its benchmark, the Russell Midcap Growth Index.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Aggressive Growth Portfolio**	5.59%	14.38%	-1.39%
Russell Midcap Growth Index*	12.10%	22.70%	1.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In 2005, equity markets posted modest returns. For the year, the NASDAQ was up 1.37%* and the DJIA increased 1.83%*. From a style perspective, value stocks continued to outperform growth stocks, and large-capitalization stocks outperformed small-capitalization stocks for the first time in six years.
     While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern was on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there was concern that consumers were tapped out. But the job market was holding steady with the unemployment rate near four-year lows at 5%, and consumers would be likely to continue their spending habits if real wages were to hold up. The manufacturing sector slowed at the end of 2005 but still remained at expansion levels. Rising energy prices and an overall healthy global economy drove inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Federal Funds rate at December 31, 2005 was 4.25% with more tightening expected into early 2006, but many analysts believe that the Fed will stop raising rates during the year.
     In terms of sectors, the portfolio’s underperformance relative to the benchmark was largely due to stock selections in the healthcare sector. The portfolio’s underweight position in energy also hurt performance when compared to the benchmark, as this was the best performing sector for the year. Alternatively, holdings in the information technology sector helped the portfolio when compared to the benchmark. In absolute terms, the energy sector made the largest contribution to the portfolio’s overall return, while materials and consumer staples were the biggest detractors. While healthcare detracted from relative performance, certain holdings in this sector made a positive contribution to the portfolio’s overall performance in absolute terms during the year.
     Going forward, AIM’s managers believe that growth stocks are poised to outperform the value stocks. Many growth stocks are now trading at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. We, at AIM, believe that this environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Historically, investors have paid a premium for growth stocks when economic growth slows and many companies have difficulty meeting market expectations. Consumer spending, energy prices, housing and the Fed remain areas of concern, but the overall economy has proved its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.
Financial Services Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Financial Services Portfolio returned 5.48%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Financial Services Portfolio**	5.48%	13.95%	3.22%
S&P 500 Index*	4.91%	14.38%	0.54%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In 2005, equity markets posted modest returns. For the year, the NASDAQ was up 1.37%* and the DJIA increased 1.83%*. From a style perspective, value stocks continued to outperform growth stocks, and large-capitalization stocks outperformed small-capitalization stocks for the first time in six years.
     While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern was on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there was concern that consumers were tapped out. But the job market was holding steady with the unemployment rate near four-year lows at 5%, and consumers would be likely to continue their spending habits if real wages were to hold up. The manufacturing sector slowed at the end of 2005 but remained at expansion levels. Rising energy prices and an overall healthy global economy drove inflation up causing the Fed to aggressively try to keep prices down by raising rates 2% during the year. The Federal Funds rate at December 31, 2005 was 4.25% with more tightening expected into early 2006, but many analysts believe that the Fed will stop raising rates during 2006.
     AIM’s stock selection process remains focused on two opportunities that have historically resulted in superior investment performance in the financial sector: (1) stocks of financial companies trading at a significant discount to our estimate of their intrinsic value because of excessive short-term investor pessimism, and (2) stocks of reasonably valued financial companies with capital discipline that are returning excess capital to shareholders by paying dividends and repurchasing shares.
     The portfolio’s performance benefited during the period from investments in insurance and investment banking and brokerage stocks. The portfolio was overweight insurance stocks relative to the financials sector of the benchmark with property and casualty insurance, life insurance and insurance brokerage stocks performing well during the period. While strong performance by insurance stocks may be attributed to a more optimistic outlook for higher insurance prices in the wake of Hurricane Katrina, specific insurance investments in the portfolio reflected our investment process and was comprised of companies able to return growing excess capital to shareholders as well as stocks that we considered to be significantly undervalued. On the other hand, portfolio performance was negatively affected by declines in thrifts and mortgage finance stocks.
     Over the course of the year, we took profits in insurance stocks as higher stock prices resulted in less compelling valuations. We added to regional banks as concerns about net interest margin pressure and the integration of a recent acquisition provided an opportunity to invest in a regional bank with a good history of returning excess capital via both growing dividends and share repurchases.
     The impact of changes on the overall portfolio was an increase in exposure to regional banks and a modest decrease in exposure to property and casualty insurance. The portfolio remains well diversified within the financials sector. Material overweight positions versus the benchmark include property and casualty insurance and mortgage finance.
     Historically, the expectation of a conclusion to a Fed tightening cycle has been a precursor to strong performance by financials stocks, especially when the sector appeared undervalued as the Fed stopped raising short-term interest rates. While we believe the sector looks reasonably valued today, such an opportunity could be before us. Over the long-term, we encourage investors to evaluate the absolute returns generated by the portfolio versus those available in the broad market. Over short-term periods, the portfolio’s returns may vary widely. Nevertheless, we will remain focused on uncovering the most attractive investments in the financials sector. We believe business capital expenditures should be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Consumer spending, energy prices, housing and the Fed remain areas of concern, but we believe the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, we believe the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.
Diversified Research Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Diversified Research Portfolio returned 5.24%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(1/3/00)~
Diversified Research Portfolio**	5.24%	2.73%	3.94%
S&P 500 Index*	4.91%	0.54%	-1.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. A rally late in the year brought results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.
     Information technology stocks, which were flat over the first nine months of the year, jumped to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
view that flash memory would play a larger role in the next generation of consumer products.
     The energy sector was the best-performing sector by far for the full year. Integrated oil stocks slid as oil prices fell late in the year and Congress considered levying a windfall profits tax on the industry. Oil services companies, however, posted strong returns.
     The portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the healthcare sector. The top contributors within the healthcare sector represented two of the top ten holdings in the portfolio (AstraZeneca PLC ADR and Allergan Inc.) as well as the Israeli-based Teva Pharmaceutical Industries Ltd. ADR, WellPoint Inc. and PacifiCare Health Systems Inc.
     Results were also helped by good stock selection in the energy sector, where we, at Capital Guardian, have emphasized oil services rather than integrated oil companies. Top contributors within the energy sector included Unocal Corp. (acquired by Chevron Corp.), Schlumberger Ltd., and Transocean Inc.
     The top overall detractors for the year were stock selection in the material and utility sectors.
     We believe that the domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. Remaining to be seen is whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. We also believe that fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking as a result of better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative. Nevertheless, equity valuations appear to be reasonable. The long-term interest rates are low, and profits are healthy. Although corporations have accumulated cash which is being used to increase dividends and repurchase shares, some cash will likely be spent on capital investments and employment. Putting idle cash to work should improve the return on equity for many companies.
Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Equity Portfolio returned 6.53%**, compared to a 5.26%* return for its benchmark, the Russell 1000 Growth Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Equity Portfolio**	6.53%	-4.35%	5.05%
Russell 1000 Growth Index*	5.26%	-3.58%	6.73%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Capital Guardian assumed management of the portfolio on May 1, 2005.
     During the year, equity markets rallied, supported by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.
     The energy sector was the best-performing sector by far for the full year. Integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry. Oil services companies, however, posted strong returns.
     Information technology stocks, which were flat over the first nine months of the year, jumped to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products. The worst returns for the year came from the consumer discretionary sector.
     Stock selection in most sectors boosted results, particularly in healthcare (pharmaceuticals), information technology, industrials and energy. The portfolio continues to have a much larger-than-index weighting in technology, and holdings such as Google Inc. ‘A’, SanDisk Corp. and Yahoo! Inc. were among the portfolio’s best performers. Although semiconductor and communications equipment lagged other areas of technology for the period, we, at Capital Guardian, own a number of these companies for their highly proprietary products and inexpensive valuations and believe we are entering a cyclical recovery for semiconductors and that a move toward flash memory will require new investment. Within the energy sector, the emphasis on oil services over integrated oils within the energy sector was additive.
     The top detractor for the period was stock selection in the financial sector. The main detractors in the sector were the portfolio’s positions in government-sponsored mortgage providers, as continued uncertainty over their future regulatory oversight caused these stocks to decline.
     We believe that the domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. Remaining to be seen is whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. We also believe that fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking as a result of better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative. Nevertheless, equity valuations appear to be reasonable. The long-term interest rates are low, and profits are healthy. Although corporations have accumulated cash which is being used to increase dividends and repurchase shares, some cash will likely be spent on capital investments
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
and employment. Putting idle cash to work should improve the return on equity for many companies.
American Funds Growth-Income Portfolio
Q. How did the portfolio perform over the period ended December 31, 2005?
A. The American Funds Growth-Income Portfolio commenced operations on May 2, 2005. For the period since inception through December 31, 2005, the portfolio returned 9.85%**, compared to a 9.28%* return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).
Total Return as of December 31, 2005***

Since
Inception
(5/2/05)~
American Funds Growth-Income Portfolio**	9.85%
S&P 500 Index*	9.28%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows is for the one-year period ended December 31, 2005 as it relates to the master fund. High energy prices and rising short-term interest rates restrained markets in the U.S. for the year. Domestically, energy-related companies fared very well in 2005. Investors outside the U.S. also saw strong returns as most major markets ended the year with double-digit gains.
     The Master Growth-Income Fund (fund), which seeks capital growth and income over time, invests primarily in U.S. companies across a wide range of industry groups. The fund benefited from its position in energy companies, accounting for 7.0% of assets, and from good stock selection in a variety of other industries.
     The fund also benefited from its non-U.S. equities, accounting for 9.0% of assets, while some holdings specific to the mortgage finance and media industries were a drag on the fund’s result for the year.
American Funds Growth Portfolio
Q. How did the portfolio perform over the period ended December 31, 2005?
A. The American Funds Growth Portfolio commenced operations on May 2, 2005. For the period since inception through December 31, 2005, the portfolio returned 19.67%**, compared to a 9.28%* return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio invests all of its assets in Class 2 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund).
Total Return as of December 31, 2005***

Since
Inception
(5/2/05)~
American Funds Growth Portfolio**	19.67%
S&P 500 Index*	9.28%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows is for the one-year period ended December 31, 2005 as it relates to the master fund. In 2005, a year where U.S. markets were eclipsed by those abroad, the Master Growth Fund (fund) benefited from its exposure to non-U.S. companies, which accounted for 16.4% of assets at year-end. Two of the fund’s Japanese and Brazilian holdings did especially well, posting high gains and boosting the fund’s return.
     Energy prices remained high worldwide, prompting the oil, gas and consumable fuels sector to have a strong year. Google Inc. ‘A’, the fund’s largest individual holding, did remarkably well in 2005, and was beneficial to the fund’s year-end result. In fact, the majority of the fund’s top ten holdings all positively contributed to the fund’s return, though their sectors as a whole did not fare as well.
     The fund’s technology holdings had mixed results; some did relatively well, while a few lagged. Overall, mortgage finance and industrial conglomerate holdings were generally weaker and detracted from the fund’s result.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Technology Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Technology Portfolio returned 21.71%**, compared to a 5.87%* return for its benchmark, the Merrill Lynch 100 Technology Index, and 4.91%* for the S&P 500 Index. The portfolio’s benchmark was changed to the Merrill Lynch 100 Technology Index due to the portfolio’s focus on technology stocks.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Technology Portfolio**	21.71%	21.62%	-10.63%
Merrill Lynch 100 Technology Index*	5.87%	24.19%	-5.46%
S&P 500 Index*	4.91%	14.38%	0.54%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Columbia assumed management of the portfolio on May 1, 2005.
     Over the course of 2005, the portfolio generated returns in excess of its comparable benchmark. The year was mixed for technology investors with the technology sector placing seventh out of the ten S&P sectors. In spite of this back drop, the portfolio had a good year. The portfolio emphasized exposure to favorable consumer product cycles, the growing trend towards mobility and wireless communication stocks and expansion of the Internet, characterized by an increasing number of people subscribing to and using the Internet. Additionally, the portfolio held exposure to technology stocks undergoing rapid adoption in emerging markets. Areas of strength in 2005 were semiconductors, Internet, and wireless telecommunications services where stock selection was strong.
     Semiconductor holdings in Broadcom Corp. ‘A’, Marvell Technology Group Ltd., and SiRF Technology Holdings Inc. were strong contributors to portfolio performance. Broadcom and Marvell both benefited from a healthy demand for communications chips and enjoyed a competitive advantage from their technology process. SiRF Technology, a supplier of Global Positioning System (GPS) chips, gained as consumer devices continue to adopt GPS functionality. Google Inc. ‘A’ was a top performer among the portfolio’s Internet holdings. In addition to gaining market share and rolling out new services, the company has benefited from a growing number of Internet subscribers. In the wireless services industry, the portfolio held a position in SBA Communications Corp. ‘A’, adding positively to the portfolio.
     Portfolio performance was held back by investments in Hutchinson Technology Inc. and Rigel Pharmaceuticals Inc. These investments did not perform to our expectations and both positions were disposed of during the year.
     As we, at Columbia, look forward to 2006, we are encouraged by the prospects for improved corporate demand for technology. Additionally, we believe that we will see continued opportunity in many of the current areas of investment. While a research intensive, bottom up approach drives performance, we will continue to strive to exploit broader trends in the technology market.
Short Duration Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Short Duration Bond Portfolio returned 1.57%**, compared to a 1.67%* return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.
Average Annual Total Return as of December 31, 2005

		Since
		Inception
	1 Year	(5/1/03)
Short Duration Bond Portfolio**	1.57%	1.40%
Merrill Lynch 1-3 Year Treasury Index*	1.67%	1.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Treasury yield curve flattened dramatically in 2005, with shorter- and intermediate-term yields rising and ten-year yields moving only modestly higher. Shorter-term rates rose due to eight 0.25% Fed rate increases that brought the Federal Funds target rate to 4.25% at the end of the year. Yields also rose in response to rising pricing pressures and increased inflationary concerns. In addition, in spite of a number of challenges, including Hurricanes Katrina and Rita and meaningfully higher energy prices, overall economic data remained resilient. Despite a late December rally driven by speculation that the Fed may be nearing the end of its measured tightening cycle, the ten-year Treasury bellwether rose 0.17% over the year, closing 2005 at 4.39%. In its December meeting, the Fed changed its language to signal a more moderate stance while remaining cautious on inflation. Fixed income spread markets generally
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
underperformed in 2005, with corporates and mortgages being the largest underperformers. Nevertheless, at current spread levels, we, at Goldman Sachs, continue to believe most sectors appear over- or fully-valued, especially in the investment grade universe.
     A combination of top down and bottom up strategies drove returns over the year. We maintained a defensive posture in the portfolio over the year, with a shorter duration relative to the benchmark based on our belief that rates would move higher. This positioning contributed to relative returns as the Treasury yields rose over the year. We maintained a short duration position at the end of 2005 as we anticipate slightly higher rate increases than what the market expects. Within our sector strategies, the underperformance of the mortgage sector negatively impacted returns. However, this was partially offset by the positive impact from an exposure to the asset-backed sector which performed well over the year. Within our bottom up strategies, selection of specific securities within the various sectors also helped mitigate the negative impact from overall sector underperformance. Within mortgages, the selection of low duration collateralized mortgage obligations (CMO’s) was a key contributor, as were holdings of specific agency debentures. Within the asset-backed sector, our focus on home equity floaters benefited returns. We continue to believe that select securities in the home equity sector appear attractive relative to alternative sectors. In managing the portfolio, we continue to seek exposure for the portfolio to lower risk mortgages and emphasize buying current fifteen-year coupon and premium CMO’s and adjustable-rate mortgages with attractive option-adjusted spreads.
     Heading into 2006, we intend to maintain our short duration position as we anticipate slightly higher rate increases than what the market expects. We also remain more positive on long-term economic growth than consensus estimates, further driving our short duration bias. We expect growth to remain at or slightly above its historical trend in 2006, averaging 3.5%. We forecast 2.3% core inflation for 2006, slightly below market consensus. At current spread levels, we continue to believe most sectors appear over- or fully-valued, especially in the investment grade universe. Thus, we will seek to add value by focusing on security selection. Specifically, we hold a modestly negative view of mortgage pass-throughs and the Agency market based on tight valuations. We believe most asset-backed sectors are fairly valued at current spread levels, although select securities in the home equity sector appear attractive relative to alternative sectors.
Concentrated Growth Portfolio (formerly I-Net Tollkeeper Portfolio)
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Concentrated Growth Portfolio returned 2.34%**, compared to a 5.26%* return for its benchmark, the Russell 1000 Growth Index, and 4.91%* for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Growth Index due to the portfolio’s style of investing in growth-oriented companies.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(5/1/00)
Concentrated Growth Portfolio**	2.34%	-7.69%	-12.97%
Russell 1000 Growth Index*	5.26%	-3.58%	-7.74%
S&P 500 Index*	4.91%	0.54%	-1.06%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. equity markets were resilient in the fourth quarter of 2005 and ended in positive territory. Strength in the market was driven by better-than-expected corporate earnings reports. Retail sales exceeded expectations contrasting with recent months. Energy prices continued to retreat from their highs and the price of oil fell below $60 a barrel for the first time since July. Concerns about inflation have eased as a result of rising speculation surrounding slower economic and profit growth for next year. The Fed continued to raise short-term interest rates but indicated that rate increases may be coming to an end. The Internet and online services, financials, commercial services, and retail sectors led the market, while oil and gas, broadcasting and cable/satellite TV and publishing were notably weak sectors.
     Google Inc. ‘A’’s stock climbed higher during the period as the company released its third quarter earnings that revealed a seven-fold increase from last year. New products such as instant messaging and improvements to Google Maps were credited for attracting higher volumes of traffic to the company’s website. In addition, we, at Goldman Sachs, believe Google increased its advertising clout and strengthened its bond with Time Warner Inc.’s America Online unit by buying a 5% stake in the company. Google continues to be the dominant market share leader with a commanding 45% share of all U.S. Internet searches. Maintaining our favorable opinion of Google’s prospects, but minding our valuation discipline, we trimmed the portfolio’s position toward the end of the year.
     The portfolio’s wireless tower companies, Crown Castle International Corp. and American Tower Corp. ‘A’, contributed to returns. The tower leasing environment became very strong in the third quarter 2005, and this strength in leasing activity continued into the fourth quarter as well. We believe the intrinsic value of these businesses continues to grow as demand for wireless communication increases. Expanding services include streaming media content delivered at broadband speeds.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The portfolio’s holdings in Pharmacy Benefit Managers (PBM), Caremark Rx Inc. and Medco Health Solutions Inc. were top performers. Both of the latter companies are responsible for designing and administering programs for reducing drug costs, primarily by designing drug formularies and mail order prescriptions. We believe they take advantage of the increasing secular trend of generic drug penetration, specialty distribution and mail order growth.
     Toward the end of the year, Cendant Corp. announced plans to break up the company into four parts and downwardly revised its earnings guidance for the fourth quarter and 2006, citing weakness in its travel area. Its stock fell sharply on the news. In terms of the restructuring, we believe that it is to Cendant’s advantage to break up the company. Investors have not favored the conglomerate strategy and have thus penalized Cendant with a lagging stock price. It is possible that when the businesses become standalone entities, investors will focus more on their growth characteristics. We think that this move could elicit a more favorable investor reaction toward Cendant’s businesses versus the recent sentiment.
     Fannie Mae and Freddie Mac underperformed this year. Issues such as potential legislation and accounting restatements have weighed on their stocks. We sold out of the portfolio’s Fannie Mae position and invested the proceeds in Freddie Mac, which we believe has more capital flexibility as evidenced by a recently announced $2 billion stock buyback plan. We believe this indicates that Freddie Mac is focused on its business while Fannie Mae continues to focus on its accounting restatement.
     An overweight position to stocks in the media industry weighed on portfolio performance as this was the poorest performing area of the market in 2005. We believe concerns about advertising dollars moving to the Internet, corporate restructurings and sluggish radio and newspaper advertising revenue growth have contributed to the weakness. We remain confident in the media businesses held in the portfolio, including Viacom Inc. ‘B’, Clear Channel Communications Inc., Google, Time Warner Inc. and Univision Communications Inc. ‘A’. We believe these companies are well positioned in share-gaining media and possess dominant franchises that can produce strong, long-term growth.
     We have pared the number of stocks in the portfolio, reflecting the confidence we have in the remaining companies and the potential for their shares to perform well as they are recognized by investors. In several instances, on both a stock and sector level, the portfolio is meaningfully different from its benchmark, thus representing potential sources of superior relative returns. For example, the portfolio is underweight versus the benchmark in cyclical stocks, such as Freeport-McMoRan Copper & Gold Inc. ‘B’, The Goodyear Tire & Rubber Co., and Phelps Dodge Corp., as most of these businesses do not typically meet our investment criteria because their revenues predominately depend on the increasing price of an underlying commodity.
     We believe the holdings in the portfolio are of the highest quality and are financially healthy, as evidenced by the fact that virtually all of these companies generate free cash flow. Additionally, we believe the portfolio’s holdings exhibit a strong foundation for long-term growth, including brand name franchises, excellent management teams and free cash flow. We continue to be confident about the long-term prospects of the portfolio’s holdings and believe that the fundamentals of the companies in which the portfolio is invested have not changed.
Growth LT Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Growth LT Portfolio returned 7.68%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Growth LT Portfolio**	7.68%	-4.44%	9.85%
S&P 500 Index*	4.91%	0.54%	9.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s outperformance versus its benchmark during the period can be attributed to Janus’ approach of seeking opportunities across many different sectors of the market and then carefully constructing the portfolio one company at a time. However, sector weightings can and often do have an impact on performance. For instance, during the period, healthcare and information technology were two sectors that contributed materially to the portfolio’s performance, due primarily to strong stock selection in these groups. Areas of weakness, meanwhile, included the financial services sector, where select holdings lagged during the period, and energy, a solid-performing sector, to which the portfolio had minimal exposure when compared to the benchmark.
     Reviewing the portfolio’s list of top contributors, it is worth noting that pharmaceutical and transportation stocks have proven to be among the portfolio’s best-performing sectors for the past two years. Standing out in the pharmaceutical category was Swiss company Roche Holding AG. Although the company boasts a solid diagnostics business, its double-digit annual gain was largely due to its majority stake in biotechnology firm Genentech Inc. and its growing portfolio of cancer therapies, including Avastin, Rituxan and Tarceva. The drug maker also is restructuring its balance sheet, exiting unrelated businesses to focus solely on pharmaceuticals and diagnostics. As we, at Janus, see it, Roche Holding’s tremendous revenue growth and improving fundamentals, both in top-line sales and operating margins, add up to a very attractive business and a potentially profitable long-term investment.
     In transportation, Canadian National Railway Co. moved ahead. The railroad, which operates passenger- and product-hauling lines in Canada
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
and the U.S., easily outdistanced earnings estimates for the past year. Although we expect the railroad’s fast-paced earnings growth to slow somewhat in the future, our research indicates that its margins and cash flow generation should remain strong, as Canadian National Railway benefits from projected rising customer demand driven by surging Asian imports and expanding domestic markets.
     The market for managed healthcare has continued to expand as well, which has aided the portfolio’s position in UnitedHealth Group Inc., one of the nation’s largest health insurers. Indeed, in reporting its third quarter results in mid-October, the company announced that it served 11.4 million people, an increase of nearly a half-million this year alone. This robust growth helped drive profits up 21% for the period. Overall growth and earnings in 2005 have been exceptionally strong, and the forecast for 2006, following the introduction of UnitedHealth Group’s new prescription drug plan and close of its acquisition of PacifiCare Health Systems Inc., appears equally impressive.
     Given the intense focus on soaring oil and gas prices during the year, our discussion of winners would not be complete without mentioning one of the portfolio’s best performers in the energy group, BJ Services Co. The oilfield services provider benefited as crude oil prices hit record highs of over $70 a barrel after Hurricane Katrina hit the Gulf Coast in August. BJ Services also got a lift after reporting fiscal third quarter earnings that beat analysts’ expectations. The company’s announcement that it will raise prices on domestic pressure pumping services gave BJ Services an added boost.
     The portfolio manager prefers to invest in a diverse and eclectic group of equities representing a broad spectrum of the market’s offerings. Roughly three-quarters of the portfolio’s holdings are what we consider “classic” growth stocks. The remaining one-quarter consists of what we refer to as “turnaround” names. This makes for what we believe to be a well-balanced portfolio of holdings that may outperform in strong markets as well as weaker economic environments.
     Unfortunately, the portfolio’s investment in industrial conglomerate Tyco International Ltd. suffered as turnaround efforts at the firm stalled. The company, whose myriad businesses include security and fire protection systems, electronics, healthcare, engineering products and plastics and adhesives, reduced its earnings outlook for the fiscal year on weak growth in its plastics unit, tepid revenue and working capital issues. Although we are impressed by the management’s continued focus on restructuring, we liquidated the portfolio’s position in the stock because we felt the balance of risk and reward had become less favorable.
     The portfolio’s “turnaround” names, former growth companies that currently are either restructuring or refocusing their businesses by definition, require considerable patience. One turnaround in the making that failed to meet our expectations quarter after quarter was Liberty Media Corp. ‘A’. Although this media conglomerate continues to unwind some of its businesses and may indeed have a bright future, our patience eventually faded, and we liquidated the portfolio’s stake in the company during the first quarter of 2006.
     Looking ahead, a flattening yield curve might suggest that the economy may soon be facing a headwind amid persistent worries about plunging consumer confidence and lackluster spending. Still, we have confidence in the strength of corporate balance sheets and profits. Bond credit spreads have widened, as well, which supports a belief that risk is being priced more effectively in the market. Regardless of what direction the economy takes, we will continue to focus on companies that should benefit from a focus on free cash flow generation and return on capital.
Focused 30 Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Focused 30 Portfolio returned 22.07%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			Since Inception
	1 Year	5 Years	(10/2/00)~
Focused 30 Portfolio**	22.07%	4.06%	0.15%
S&P 500 Index*	4.91%	0.54%	-1.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s outperformance versus its benchmark during the period can be attributed in part to the strong returns posted by several well-chosen stocks within the healthcare and financial sectors. There were only two pockets of relative weakness, including consumer staples stocks, where select holdings fell short of our expectations during the period. Performance was also held back by the portfolio’s lack of exposure to the utilities sector, which as a whole, produced solid gains for the benchmark.
     Chicago Mercantile Exchange Holdings Inc. was among the portfolio’s largest contributors to performance during the period. This leading futures exchange’s position as the most cost-efficient pool of liquidity for offloading a variety of risks creates a strong barrier to competition. A sustainable competitive advantage is an important characteristic we, at Janus, look for when considering investments for the portfolio. The stock weakened on short-term pricing concerns driven by a mixed shift in trading volumes that resulted in lower average revenues per trade. This year, the company exercised some of its pricing power. We believe the Chicago Mercantile Exchange continues to have tremendous growth opportunities in businesses that leverage its already-dominant position in interest rate and stock index futures.
     Strong performers also included Intuitive Surgical Inc., the maker of minimally invasive robotic surgery tools known as the “da Vinci Surgical System”. Intuitive Surgical’s strong stock performance was driven by accelerating placements of their machines. Placements are a critical driver of current revenues and future growth as more surgeons have access to operating rooms with “da Vincis”.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Another important contributor was Corning Inc., the leading materials sciences company in fiber optics and flat panel displays. The strength of Corning’s businesses is best understood by looking at both the strong margins generated and the near-exclusive nature of many of its customer relationships. For many purposes, we believe Corning’s capabilities are unmatched. A position was established in the company in early 2005 because we believed the market was missing both the near-term strength in many of Corning’s businesses and the long-term franchise value. Our fundamental checks with customers and competitors in Asia gave us confidence that both near-term trends and long-term competitive positioning were solid. The stock was up significantly during the period, making the risk/reward tradeoff for owning it less attractive, so we sold the portfolio’s position entirely.
     Tempur-Pedic International Inc., the leading branded memory-foam mattress and pillow manufacturer and marketer was a significant underperformer during the period. The company announced a second consecutive disappointing quarter. This time the primary culprits were a slowing consumer demand and higher raw material prices. We still believe that Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. We believe the stock price does not reflect the company’s prospects, so we continue to hold the position in the portfolio, albeit with limited tolerance for continued excuses from management.
     The portfolio’s entire positions in both Align Technology Inc. and Oriflame Cosmetics SA, which were a drag on performance, were liquidated during the period. Both sales came as we re-assessed the competitive positioning and business prospects for these companies and determined that they were not compelling risk-reward opportunities.
     Going forward, we will continue to strive to deliver strong risk-adjusted returns to the portfolio’s shareholders. We believe this market will continue to present opportunities to buy great businesses at attractive prices.
Health Sciences Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Health Sciences Portfolio returned 15.28%**, compared to a 5.66%* return for its benchmark, the S&P SuperComposite 1500 Index, and 4.91%* for the S&P 500 Index. The portfolio’s benchmark was changed to the S&P SuperComposite 1500 Index due to the portfolio’s focus on healthcare stocks.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Health Sciences Portfolio**	15.28%	16.59%	2.33%
S&P SuperComposite 1500 Index*	5.66%	15.24%	1.48%
S&P 500 Index*	4.91%	14.38%	0.54%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Jennison assumed management of the portfolio on May 1, 2005.
     The Vioxx and Tysabri withdrawals from the market and the shutdown of Chiron Corp.’s flu vaccine manufacturing facility in 2004 combined to create a challenging healthcare investing environment for much of 2005. In addition to creating a more stringent regulatory environment than prior years, these events made healthcare stocks more sensitive to any regulatory, clinical trial and/or earnings news. In response, we, at Jennison, adopted a relatively conservative stance on some of the smaller-capitalization, riskier holdings than we had in the past. In this context, however, our research-driven, bottom up, fundamental investment process enabled us to identify companies with compelling novel, drug candidates. We also increased the portfolio’s exposure to generic drug manufacturers, as investors looked beyond a tough 2005 in which there were few product launches to a more robust 2006-2007 period with many major products coming off patent. Healthcare services was another important area of focus, particularly among the Health Maintenance Organizations (HMO’s), which are the most common type of healthcare. HMO’s have benefited from the continued deceleration of medical costs, and are potentially poised to benefit from the Medicare Reform Bill. In 2006, a key portion of the bill, known as “Part D”, takes effect, which will enable the HMO’s to create attractive benefit packages for seniors.
     As a result of our stock selection, we enjoyed strong contributions to absolute and relative performance from both the biotechnology and pharmaceutical industries. Biotechnology company, Vertex Pharmaceuticals Inc., was the leading contributor to the portfolio’s absolute and relative performance. The company’s shares moved higher on growing investor confidence surrounding VX-950, its treatment for Hepatitis C. We believe that VX-950 is a key product candidate in Vertex Pharmaceuticals’ pipeline, with the potential to be a significant driver of the company’s future revenue and earnings growth, assuming that the drug continues to achieve clinical trial success and receives the necessary regulatory approvals. Regeneron Pharmaceuticals Inc. was another top performing holding. The company’s shares moved higher on growing investor confidence surrounding its key pipeline candidate, VEGF Trap. The drug is currently in early stage trials for oncology and age-related macular degeneration and could emerge as a serious competitor to Genentech Inc./Roche Holding AG’s Avastin oncology drug. Biotechnology company, Genentech, also contributed to the portfolio’s absolute and relative gains for the reporting period. The company’s share price rose steadily amid positive commercial prospects for its oncology portfolio, specifically Avastin, Herceptin and Lucentis. We believe that these three drugs will drive Genentech’s future revenue and earnings growth. Cancer drug developer, Celgene Corp., also contributed positively to absolute and relative performance. The company reported a stream of above-expectation quarterly earnings, driven largely by sales for its blood cancer treatment, Thalomid. We remain focused on
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Celgene’s blood cancer treatment, Revlimid, which appears to be on track for receiving Food and Drug Administration (FDA) approval this year. Assuming that Revlimid is approved, we believe that the drug represents the next leg of Celgene’s growth story. WellPoint Inc. and PacifiCare Health Systems Inc. were both leading performers for the reporting period as a result of growing investor confidence surrounding each company’s Part D opportunities. Indeed, we believe that each company is well positioned to competitively bid for and capture enrollment market share. CIGNA Corp. was another important contributor. The company has been in the midst of a turnaround, which has focused on cost cutting and the stabilization of its membership enrollment. Over the reporting period, we saw evidence that these efforts had started to gain traction as membership enrollment began to grow. We continue to believe that the stabilizing trends we saw throughout the reporting period will continue, putting the company on track to resume growth in 2006.
     The primary detractors from the portfolio’s return were companies that faced regulatory setbacks, clinical trial disappointments, and/or earnings shortfalls. On the negative side, MGI PHARMA Inc. was the principal detractor to absolute and relative performance. The company’s shares fell after indicating that it will likely have to submit more data to European regulators to support the market application for its blood cancer treatment, Dacogen. We believe that investors overreacted to the news since MGI PHARMA will receive minimal license revenue from Dacogen sales in Europe. The lion’s share of MGI PHARMA’s potential Dacogen revenues will come from the U.S. market; therefore, we continue to believe that Dacogen will provide significant growth opportunities for MGI PHARMA. Biotechnology company, Rigel Pharmaceuticals Inc., also detracted from the portfolio’s absolute and relative performance. Rigel Pharmaceuticals’ shares fell after a Phase II trial for its drug, R112, was found to be ineffective in treating seasonal allergies (hay fever, more specifically). Human Genome Sciences Inc. also hurt the portfolio’s absolute and relative performance. The company reported that a Phase II trial for its drug, LymphoStat-B, had been largely ineffective in reducing the symptoms of Lupus.
     The investing environment for healthcare stocks has improved somewhat, as the Vioxx and Tysabri disappointments are largely priced into their respective sectors, and as other companies reported positive product or earnings news. Though there are some promising signs that the FDA is continuing to use a science-driven evaluation of the risks and rewards of drugs, lingering concerns of drug safety will likely keep the regulatory environment relatively conservative. Despite these challenges, we continue to focus on pharmaceutical and biotechnology companies we believe have strong management, promising pipelines and relatively few patent expiration concerns. We will also continue to focus on those generic drug manufacturers that we believe are positioned to benefit from major patent expirations that are expected to occur over the next two years.
     In the healthcare services area, we will continue to focus on HMO’s that can benefit from Medicare Part D opportunities. Furthermore, as expected, we have seen consolidation in the industry and expect that this competitive shakeout will continue and may, therefore, provide further investment opportunities. We are also investing in companies that are buyers of generic drugs, such as PBM and Drug Distributors as we believe they will benefit from a wave of branded products going generic in 2006 and 2007. We plan to maintain low exposure to hospitals due to the potential for a less benign federal reimbursement environment and bad debt trends that have not stabilized to the degree that we had hoped.
     In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships or the global economic environment.
Mid-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Mid-Cap Value Portfolio returned 8.87%**, compared to a 12.65%* return for its benchmark, the Russell Midcap Index.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Mid-Cap Value Portfolio**	8.87%	11.25%	12.21%
Russell Midcap Index*	12.65%	8.45%	9.77%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Despite a robust domestic economy and solid corporate-profit growth, the U.S. stock market was among the few that did not enjoy a year-end rally. Instead, U.S. equities had a lackluster year, posting rather modest positive returns. The DJIA was up 1.83%* for the year, and the S&P 500 Index gained 4.91%*. The U.S. economy proved remarkably resilient in 2005, overcoming progressive monetary tightening, waning fiscal stimulus, hurricanes, and a brutal run-up in oil prices. As a result of higher energy costs, there was also considerable worry about an overall decline in consumer spending and a dismal holiday shopping season. However, economic growth re-accelerated in the third quarter, due to gains in consumer spending, business investment and residential construction. Fortunately, consumers were not as affected by higher energy costs as had been expected, in part because gasoline prices declined after September.
     Despite the prevalence of high energy and raw-material costs, the economy continued to remain robust through December and inflation appeared to be under control. Mergers and acquisitions (M&A) activity boomed, and the value of announced transactions for 2005 was the largest in the last five years. Larger-capitalization stocks performed roughly inline with small-capitalization stocks for the year, breaking the multi-year trend of smaller-capitalization outperformance. But mid-capitalization stocks outperformed both small- and large-capitalization stocks for the year. Weakness in energy and utility companies during the last few months of the year was in sharp contrast to the earlier part of the year where these companies dominated market returns. However, the energy sector contributed almost 50% of the total annual return of the S&P 500 Index in
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
2005, although the price of oil declined to approximately $60 a barrel from its peak. From a sector perspective, energy, healthcare, utilities and materials outperformed the benchmark. Although all sectors posted positive results for the year, the consumer discretionary and technology sectors lagged the broader mid-capitalization market.
     During the year, the portfolio benefited from good stock selection, which produced seven corporate transactions, including Western Wireless Corp. ‘A’, Unocal Corp. (acquired by Chevron Corp.), Premcor Inc., Reebok International Ltd., GTECH Holdings Corp., Dex Media Inc., and PanAmSat Holding Corp. Conversely, an overweight position versus the benchmark and stock selection in the consumer discretionary sector detracted from performance during the year. Auto supplier, Lear Corp., declined, as its largest customer, General Motors Corp., suffered from losses, weak sales, high costs and the threat of bankruptcy. We, at Lazard, believe that Lear’s backlog of orders and manufacturers’ new models of sport utility vehicles and trucks for 2006 should provide protection, despite the significant headwinds of General Motors’ problems. However, due to the increasing lack of confidence in Lear’s ability to convert the backlog into revenue, we sold the stock. Westwood One Inc., one of the portfolio’s largest positions, steadily declined during the year due to negative sentiment regarding the radio-advertising market. In December, Chief Executive Officer, Shane Coppola, resigned and the company announced that it would not meet fourth quarter guidance, due to weaker-than-expected revenues. Despite lower guidance, we believe that Westwood One is undervalued given the negative sentiment. We also believe that investors should be rewarded, as the advertising market begins to turnaround.
     Lazard’s outlook for equities is positive, as earnings growth and cash generation should remain robust, and valuations appear relatively attractive compared to historical norms. However, we would expect a market rotation away from more highly leveraged, volatile companies and toward more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate.
International Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the International Value Portfolio returned 9.43%**, compared to a 13.54%* return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
International Value Portfolio**	9.43%	1.82%	5.29%
MSCI EAFE Index*	13.54%	4.55%	5.84%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. 2005 proved to be another robust year for international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40% in the year. Japan’s market outperformance has coincided with the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Investors believe that Koizumi’s strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit-growth, and a boom in M&A activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years. Based on these signs of improving economic conditions, the European Central Bank (ECB) raised interest rates in December, for the first time in five years, in an effort to curb inflation. However, a downturn in business sentiment in Germany, high unemployment, and cautious consumers, underscores the still fragile nature of the Eurozone’s economy. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that the Bank of Japan will end its zero interest rate policy fairly soon.
     From a sector perspective, materials, industrials, financials, and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecommunication services, as the industry has become increasingly competitive. Regionally, Japan was the top-performing country, while the United Kingdom (U.K.) lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns during the period.
     Stock selection in technology benefited the portfolio, as the shares of one of the leading mobile phone manufacturers, Nokia OYJ, rose to a twenty-month high in December. The company has widened its lead over competitors by launching a variety of new phones and cutting prices in pursuit of stronger-than-expected global handset demand. An underweight position versus the benchmark and stock selection in the consumer discretionary sector also helped returns, as a luxury goods holding, Compagnie Financière Richemont AG ‘A’, continues to benefit from robust demand by affluent consumers. Underweight positions versus the benchmark in materials and industrials detracted from performance, as these sectors produced the largest gains for the year. An underweight position in Japan and an overweight position in consumer durables also hurt returns.
     The international economy demonstrated tremendous resiliency in 2005, as growth remained robust even as energy prices soared and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain robust, and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the U.S. may raise the level of uncertainty regarding the earnings potential of smaller, more volatile companies. Thus, we, at Lazard, would expect a
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from its current robust rate.
Capital Opportunities Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Capital Opportunities Portfolio returned 1.83%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Capital Opportunities Portfolio**	1.83%	13.42%	-2.04%
S&P 500 Index*	4.91%	14.38%	0.54%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Global economies continued to expand over the past twelve months. In the U.S., growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose from 3.0% to 3.5%. Corporate profits increased but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period.
     Consumer wages and business spending on big items moved higher in line with gross domestic product (GDP) growth at a rate of about 3.5%. Throughout the year, inflation accelerated in the U.S., the Eurozone, and the U.K. As a result, moderate growth and inflation combined to give the Fed an opening to continue increasing interest rates. In March and April 2005, rising oil prices began to wear on investor confidence, which was further eroded by credit concerns at American stalwarts, General Motors Corp. and Ford Motor Co. Hurricanes Katrina and Rita caused heightened inflation concerns, and we, at MFS, believe this will likely reduce the pace of GDP growth by about one percentage point in the coming year but not force a recession. We believe that investors should expect short-term interest rates to rise into early 2006. Globally, central bankers stepped up efforts to balance the dual challenges of keeping growth at levels that would not also bring higher inflation. Still, most major global stock indices finished the twelve-month period higher. We maintained our belief that the global economy was still in the midst of a sustainable, broad-based recovery.
     Relative to the portfolio’s benchmark, utilities and communications and technology were the portfolio’s weakest-contributing sectors over the period. In both sectors, stock selection detracted from relative returns. In the utilities and communications sector, the portfolio’s overweighted positions in power producer, Calpine Corp., and telecommunication services provider, Verizon Communications Inc., were among the portfolio’s top detractors for the period. Holdings in Calpine and Verizon Communications were liquidated during the period. In the technology sector, returns were held back because of the portfolio’s holdings in network security software company, Symantec Corp., global telecommunications equipment maker, Nortel Networks Corp. (not a benchmark constituent), and the fact that the portfolio did not hold strong-performing Apple Computer Inc. A combination of stock selection and an overweighted position versus the benchmark in the leisure sector also dampened investment results. Holdings in advertising and marketing services company, The Interpublic Group of Cos. Inc., which was liquidated prior to year end, and media giant, Viacom Inc. ‘B’, detracted from the portfolio’s relative returns. Stock selection in the basic materials sector also held back returns. Holdings in newsprint maker, Bowater Inc., which is not a benchmark constituent, were among the portfolio’s top detractors and holdings were liquidated prior to year end. Stocks in other sectors that negatively impacted performance included the portfolio’s overweighted positions in poor-performing health services provider, Tenet Healthcare Corp., and manufacturing conglomerate, Tyco International Ltd.
     During the reporting period, the portfolio’s currency exposure was a detractor from the portfolio’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.
     Healthcare, retailing and financial services were the portfolio’s top contributing sectors over the period. In healthcare, holdings in drug company, MedImmune Inc., boosted relative results as the stock delivered strong performance. Not holding poor-performing pharmaceutical company, Pfizer Inc., also helped returns. Although positive relative contribution from the retailing sector resulted primarily from superior stock selection, no individual stocks within the sector were among the portfolio’s top contributors. In financial services, avoidance of mortgage financer, Fannie Mae, whose stock declined over the period, aided relative returns. Several energy holdings also contributed to relative results. Positions in drilling rig operator, GlobalSantaFe Corp., and oil and gas equipment manufacturer, Cooper Cameron Corp. (neither of which are benchmark constituents), oil and gas producer, Devon Energy Corp., offshore drilling company, Noble Corp., and oilfield services provider, BJ Services Co., were among the portfolio’s top contributors. Though we maintained our positive outlook for Cooper Cameron, its holdings were sold during the period in keeping with our valuations discipline. The portfolio’s overweighted position in software developer, Compuware Corp., whose stock delivered strong performance over the period, also boosted relative results.
International Large-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the International Large-Cap Portfolio returned 12.70%**, compared to a 13.54%* return for its benchmark, the MSCI EAFE Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(1/3/00)~
International Large-Cap Portfolio**	12.70%	3.26%	-1.35%
MSCI EAFE Index*	13.54%	4.55%	1.17%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Global economies continued to expand over the past twelve months. In the U.S., growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period.
     Consumer wages and business spending on big items moved higher, in line with GDP growth at a rate of about 3.5%. Throughout the year, inflation accelerated in the U.S., the Eurozone, and the U.K. As a result, moderate growth and inflation combined to give the Fed an opening to continue increasing interest rates. In March and April 2005, rising oil prices began to wear on investor confidence, which was further eroded by credit concerns at American stalwarts General Motors Corp. and Ford Motor Co. Hurricanes Katrina and Rita caused heightened inflation concerns, and we, at MFS, believe will likely reduce the pace of GDP growth by about one percentage point in the coming year, but not force a recession. In our opinion, investors should expect short-term interest rates to rise into early 2006. Globally, central bankers stepped up efforts to balance the dual challenges of keeping growth at levels that would not also bring higher inflation. Still, most major global stock indices finished the twelve-month period higher. We maintained our belief that the global economy was still in the midst of a sustainable, broad-based recovery.
     Security selection in the financial services sector held back performance relative to the benchmark during the reporting period. The portfolio’s position in Japanese banking firm Shinsei Bank Ltd. was among the top detractors to performance. Although stock selection in the basic materials sector detracted from results, no individual holdings in this sector were among the portfolio’s top detractors. Rather, the portfolio’s relative performance was hurt because the portfolio did not hold some of the metal and mining index constituents that performed well over the period. A combination of stock selection and the portfolio’s underweighting versus the benchmark in the strong-performing special products and services sector also hurt performance. Within this sector, NOK Corp., a Japanese manufacturer of oil seals for automobiles and machinery, was a drag on performance as shares declined over the period. Some individual healthcare holdings hindered performance, including German pharmaceutical company, Schering AG, and U.K. medical device manufacturer, Smith & Nephew PLC. Other positions that negatively impacted results included U.K.-based companies William Hill PLC (gaming company), Kingfisher PLC (home improvement store operator), and NEXT PLC (apparel retailer). Elsewhere, Spanish telecommunications company, Telefonica SA, and Japanese video game console maker, Nintendo Co. Ltd., were among the top detractors from relative results. The portfolio’s cash position was also a detractor from relative performance. The portfolio’s holdings in Kingfisher and Telefonica were liquidated during the period.
     The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
     Stock selection in the utilities and communications, technology, and energy sectors were the primary positive contributors to the portfolio’s relative performance over the period. In the utilities and communications sectors, global communication services company Hutchison Telecommunications International Ltd. boosted results as the stock significantly outperformed the overall benchmark.
     Within the technology sector, strong-performing South Korean microchip and electronics manufacturer Samsung Electronics Co. Ltd., which is not a benchmark constituent, was the greatest contributor to relative results. Performance was also bolstered by the portfolio’s holdings in French business intelligence software provider, Business Objects SA, which gained substantially over the period. Although the portfolio’s underweighted position in the energy sector detracted from performance, this was more than offset by strong stock selection in this sector. Within energy, Canadian oil and gas producer, EnCana Corp., which is not a benchmark constituent, was among the portfolio’s top relative contributors, however, minding our valuation discipline, EnCana holdings were liquidated during the period. Over the reporting period, the industrial goods and services sector had the greatest returns on an absolute basis. Several individual holdings within this strong-performing sector positively impacted results, including Swedish industrial equipment manufacturer Atlas Copco AB ‘A’, French electrical equipment manufacturer Schneider Electric SA, and Japanese electric equipment maker Nitto Denko Corp. Securities in other sectors which aided performance included French insurance giant AXA, Swiss pharmaceutical and diagnostic company Roche Holding AG and Japanese synthetic fiber and textile manufacturer Toray Industries Inc. However, the balance of risk versus reward became less favorable and holdings in Toray Industries were liquidated during the period.
     During the reporting period, the portfolio’s currency exposure was a significant contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.
Equity Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Equity Index Portfolio returned 4.67%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Equity Index Portfolio**	4.67%	0.26%	8.76%
S&P 500 Index*	4.91%	0.54%	9.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. equity markets, which “muddled through” 2005, finished the year with mid single-digit growth. For most of 2005, stocks remained in one of the narrowest trading ranges in history. For the full twelve-month period, mid-capitalization stocks outperformed both large- and small-capitalization stocks.
     The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course early in the first quarter, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. The markets resumed their downward slide later in the quarter due to the combination of the trade deficit, mixed economic news, high oil prices and rising interest rates.
     Due to an economic soft spot, retail sales, payrolls and consumer and business sentiment weakened. In the first half of the year, equity markets were dogged by continuing inflation concerns as oil climbed above $57 a barrel. Adding to the downward activity was an announcement of one of the biggest jumps in the Consumer Price Index (CPI) in several months, as the CPI rose 0.6%. The announcement of slower-than-expected first quarter GDP growth of 3.1% did not contribute positively to the portfolio. Despite concerns around economic deceleration, slowing profit growth and continued high oil prices, the first half of the year’s earnings reports remained strong. There was also a slowdown in the equity market rally that began at mid-year, as the foresight of economic deceleration dampened markets.
     The second half of the year was impressive for equity markets, despite the drag from a strong dollar, higher energy prices, and a major terror attack in London, which caused an immediate 4% drop in the benchmark. Investors quickly rebounded, however, and the losses were recovered only one day later. However, higher oil prices continued to fan the fears of economic weakness, reaching a record high of $70 a barrel during the aftermath of Hurricane Katrina. Despite the downturn of U.S. equity markets, markets turned slightly positive as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.
     Equity markets slid again toward the end of the year amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high and consumer confidence declined. In the face of Fed tightening, the energy shock, and the strength of the U.S. dollar, the equity markets were surprisingly resilient, rebounding with strong productivity and high margins resulting in good earnings. Additionally, oil prices fell to the mid-$50 a barrel range from $70 a barrel. In 2005, the U.S. dollar gained 12.7% against the euro, 10.6% against the British pound, and 15% against the Japanese yen. Exchange rates were driven, above all, by interest rate decisions and expectations, a situation which is expected to continue as the Fed raises interest rates. After posting gains for nearly six weeks, the end of the year saw equity markets finish on an uninspiring note as thin volume led to volatile movements in stock prices.
     Compounding the mixed results throughout the year and leaving investors uncertain about the direction of the economy heading into 2006, the yield curve inverted at the end of December, meaning long-term yields fell below short-term yields, historically a harbinger of an economic downturn. As expected, interest rates moved considerably during the year as the yield curve flattened dramatically and inverted at the close of 2005. The Fed, through the Federal Open Market Committee (FOMC), continued its “measured pace” of monetary tightening, bringing the Federal Funds rate to 4.25% from 2.25%. Turning to sector performance, eight out of ten of the benchmark sectors posted positive returns for the year. The top performers were energy and utilities, with returns of 31.37% and 16.84%, respectively. The worst performers were consumer discretionary and telecommunication services, with returns of -6.36% and -5.63%, respectively.
     In 2005, the portfolio met its objective of closely tracking the return of its benchmark and is positioned to match the risk characteristics of the benchmark.
Small-Cap Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Small-Cap Index Portfolio returned 4.38%**, compared to a 4.55%* return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Small-Cap Index Portfolio**	4.38%	7.63%	7.53%
Russell 2000 Index*	4.55%	8.22%	8.29%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. equity markets, which “muddled through” 2005, finished the year with mid single-digit growth. For most of 2005, stocks remained in one of the narrowest trading ranges in history.
     The year began with a slide after the strong, fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports, and climbing oil prices. The markets were able to reverse course early in the year, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb.
     Despite concerns around economic deceleration, slowing profit growth, and continued high oil prices, first quarter earnings reports remained strong. The markets resumed their downward slide experienced early in the year, due to the combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Retail sales, payrolls, and consumer and business sentiment weakened and equity markets were dogged by continuing inflation concerns as oil climbed above $57 a barrel. The first half of the year closed with the announcement of one of the biggest jumps in the CPI in several months, as the CPI rose 0.6% in March. The summer months featured the announcement of slower-than-expected first quarter GDP growth of 3.1%. Additionally, there was a slowdown in the equity market as the specter of economic deceleration dampened markets.
     July was an impressive month for equity markets, despite the drag from a strong dollar, higher energy prices, and a major terror attack in London, which caused an immediate 4% drop in the S&P 500 Index. Investors quickly rebounded however, and the losses were recovered only one day later. Summer’s end brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness, reaching a record high of $70 a barrel during the aftermath of Hurricane Katrina. Despite the downturn of U.S. equity markets, fall turned slightly positive as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism, and insurance sectors.
     Equity markets slid toward the end of the year amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. Equity markets were resilient in the face of Fed tightening, the energy shock and the strength of the U.S. dollar, rebounding because strong productivity and high margins resulted in good earnings and oil prices fell to the mid-$50 a barrel range from $70 a barrel. After posting gains for nearly six weeks, the end of the year saw equity markets finish on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the mixed results throughout the year and leaving investors uncertain about the direction of the economy heading into 2006, the yield curve inverted, meaning long-term yields fell below short-term yields, historically a harbinger of an economic downturn.
     As expected, interest rates moved considerably during the year as the yield curve flattened dramatically and inverted at the close of 2005. The Fed, through the FOMC, continued its “measured pace” of monetary tightening by raising the Federal Funds rate eight times during the year, bringing the Federal Funds rate to 4.25% from 2.25% at year end.
     In 2005, the U.S. dollar gained 12.7% against the euro, 10.6% against the British pound, and 15% against the Japanese yen. Exchange rates were driven, above all, by interest rate decisions and expectations, a situation which is expected to continue as the Fed raises interest rates.
     Turning to sector performance, most of the twelve benchmarks’ sectors posted positive returns for the year. The top performers were integrated oils and other energy, with returns of 62.62% and 38.62%, respectively. The worst performers were technology and financial services, with returns of -2.49% and -0.95%, respectively.
     In 2005, the portfolio met its objective of closely tracking the return of its benchmark and is positioned to match the risk characteristics of the benchmark.
Fasciano Small Equity Portfolio (formerly Aggressive Equity Portfolio)
Q. How did the portfolio perform over the year/period ended December 31, 2005?
A. For the year ended December 31, 2005, the Fasciano Small Equity Portfolio returned 2.66%**, compared to a 4.55%* return for its benchmark, the Russell 2000 Index, and 8.11%* for the Russell 2500 Index. The portfolio’s benchmark was changed to the Russell 2000 Index due to the portfolio’s style of investing in smaller-capitalization stocks. From May 1, 2005 (the date Neuberger Berman assumed management of the portfolio) through December 31, 2005, the portfolio returned 11.52%**, compared to a 17.16%* return for its benchmark, the Russell 2000 Index, and 16.87%* for the Russell 2500 Index.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(4/1/96)
Fasciano Small Equity Portfolio**	2.66%	0.16%	2.60%
Russell 2000 Index*	4.55%	8.22%	8.95%
Russell 2500 Index*	8.11%	9.14%	11.19%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Neuberger Berman assumed management of the portfolio on May 1, 2005.
     Domestic equity markets generated positive total returns for 2005. Mid-capitalization companies posted the strongest total returns, followed by large-capitalization companies. Small-capitalization companies generally trailed the larger-capitalization company stocks. Value stocks generally beat out growth stocks in all market-capitalization segments, though the spreads were narrow in mid- and small-capitalization stocks.
     Within the small-capitalization companies as measured by the portfolio’s benchmark, energy stocks were by far the strongest performing group as the persistent increase in energy pricing drove both earnings growth and price returns. Conversely, the technology sector exhibited the weakest performance, with aggregate returns and contributions negative for the full year. For 2005, larger-capitalization companies within the benchmark produced the strongest returns, while the smallest-capitalization companies within the portfolio’s benchmark (the lowest 1/5 of the index) generated declines. Higher quality and lower price-to-earnings segments of the benchmark also demonstrated higher returns.
     Absolute performance of the portfolio during this period was primarily driven by the portfolio’s holdings in the industrials and the financials sectors. These sectors’ investments also outperformed those of the benchmark. Energy and information technology holdings also contributed significantly to absolute performance but detracted from relative performance. No major sector experienced declines during the period either in the portfolio or the benchmark other than the consumer staples sector whose weighted average was only 0.45% of the portfolio and, even though the performance of this sector was negative, it had no significant impact on the portfolio’s performance due to its weighting.
     Since 1998, as measured on a calendar-year basis, small-capitalization stocks have outpaced large-capitalization stocks. At the close of 2005, this streak came to an end. However, we, at Neuberger Berman, believe there are still benefits to maintaining some level of allocation to the small market capitalization segment. Over the long-term, small companies provide the potential for higher growth rates, as well as access to unique, niche businesses, those which oftentimes operate in new and innovative areas. Additionally, these companies may possess high barriers to entry, affording market share dominance and providing incremental return potential. We would add that small-capitalization issues are often under-recognized and can offer undiscovered opportunities versus larger, more well-known companies. Lastly, in an environment where small-capitalization companies may underperform versus larger-capitalization companies in relative terms, we believe that quality and selectivity will be the most important factors to successful relative performance for the year to come. Accordingly, we plan to remain focused on businesses that maintain a strong financial condition, possessing clean balance sheets and a demonstrated ability to generate meaningful levels of free cash flow. We will continue our intention of also searching for those companies with a proven history of strong earnings growth and an outlook for continued and stable earnings trends.
Small-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Small-Cap Value Portfolio returned 13.65%**, compared to a 4.71%* return for its benchmark, the Russell 2000 Value Index.
Average Annual Total Return as of December 31, 2005

		Since
		Inception
	1 Year	(5/1/03)
Small-Cap Value Portfolio**	13.65%	24.45%
Russell 2000 Value Index*	4.71%	24.62%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. After struggling to start the year, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits. Large-capitalization stocks outperformed small-capitalization stocks for the first time in seven years while value stocks held on to their lead over growth stocks with strong relative performance in the first quarter. In 2005, the portfolio outperformed its benchmark.
     Exposure to the energy sector enhanced returns for the portfolio, with the sector as a whole supported by rising oil prices during most of the year. An overweighting versus the benchmark and strong stock selection in the energy sector played a large part in the portfolio’s returns during the year. Standouts included petroleum refiner Holly Corp. and natural gas and oil well operator, Range Resources Corp.
     The portfolio was also helped by stock selection in the materials sector. In particular, Arch Coal Inc., the nation’s second-largest coal producer, saw its price rise significantly during the period. Positions in gold stocks also bolstered relative performance during the year. Specifically, Agnico-Eagle Mines Ltd., Goldcorp Inc., and IAMGOLD Corp. all experienced considerable gains in 2005.
     Stock selection in industrials also aided performance during the period, with York International Corp. leading the way. York International, which was acquired by Johnson Controls Inc. in December, was one of four acquisitions in the portfolio in 2005, all of which contributed significantly to outperformance of the benchmark. Other acquisitions included USF Corp., Shurgard Storage Centers Inc. ‘A’, and Commercial Federal Corp.
     Conversely, relative performance was hurt during the period by stock selection in the healthcare sector. Invacare Corp., a home medical device provider, saw its price fall during 2005 on disappointing earnings results. Poor stock selection in the consumer staples sector was also a detractor from performance during the period. Disappointments in this area included food processor and distributor, Chiquita Brands International Inc., and poultry processor, Sanderson Farms Inc.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Looking ahead, we, at NFJ, remain concerned about the fundamental strength of the economy. In particular, we are concerned about the fragility of the consumer, which has been an important driver of the economy over the last several years. We remain confident that our investment style, with its focus on low valuations, healthy balance sheets, and dividend yields, will bode well for investors.
Multi-Strategy Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Multi-Strategy Portfolio returned 3.78%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index, and 2.43%* for the Lehman Brothers Aggregate Bond Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Multi-Strategy Portfolio**	3.78%	3.84%	7.56%
S&P 500 Index*	4.91%	0.54%	9.07%
Lehman Brothers Aggregate Bond Index*	2.43%	5.87%	6.16%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio performed well but slightly underperformed the S&P 500 Index for the year. We, at Oppenheimer, attribute this modest underperformance to the portfolio’s conservative asset allocation, which resulted in the portfolio being underweight equities versus its S&P 500 Index. In addition, multiple portfolio holdings underperformed during the last few months of the period, and gave up the strong performance the portfolio had experienced earlier in the year. The portfolio’s fixed income portion produced modest gains, slightly outperforming the S&P 500 Index.
     During the twelve-month reporting period, the broad U.S. market experienced volatility but ended the period in positive territory, gaining 4.91%*, as measured by S&P 500 Index. The final weeks of 2005 benefited equities as investors responded positively to a sustained economic expansion, continued earnings growth and historically low interest rates.
     The portfolio’s performance was strong on the equity side for much of the period with particularly competitive performance coming from the financials and energy sectors. In the financials sector, strong stock selection benefited performance. Top contributors to performance included investment firm, Lehman Brothers Holdings Inc., and investment management firm, UBS AG.
     The energy sector proved to be the highest performing sector within the S&P 500 Index, producing returns of over 30% for the period. Although the portfolio was slightly underweight energy stocks versus the S&P 500 Index, the portfolio’s stocks beat the S&P 500 Index stocks by a significant amount.
     In the consumer staples area, tobacco giant, Altria Group Inc., benefited from easing litigation concerns and a planned corporate restructuring designed to unlock shareholder value.
     On the negative side, most of the portfolio’s underperformance came from its conservative asset allocation. To a lesser extent, a few individual stocks underperformed, including Take-Two Interactive Software Inc., Cendant Corp. and IDT Corp. ‘B.’
     On the fixed income side, the bulk of the portfolio’s positive performance came from active interest rate management as we took advantage of what we perceived to be market overreactions to events. By maintaining a shorter position versus the Lehman Brothers Aggregate Bond Index, we were able to successfully navigate through the volatility that dominated this area of the market. Although the portfolio’s emphasis on corporate bonds at the lower end of the investment-grade range hurt performance, given the weakness in that area and in the automotive sector in particular, its emphasis on the shorter end of this credit spectrum benefited performance. Among mortgage-backed securities, the portfolio’s focus on seasoned, higher-coupon mortgages helped support performance.
Main Street Core Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Main Street Core Portfolio returned 5.99%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Main Street Core Portfolio**	5.99%	-0.78%	6.84%
S&P 500 Index*	4.91%	0.54%	9.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
A. For the twelve-month period ended December 31, 2005, the portfolio provided an average annual total return that was higher than that of its benchmark. We, at Oppenheimer, attributed the portfolio’s relative performance to the security selection process, which more than offset weakness among mega-capitalization stocks in 2005.
     However, the portfolio’s absolute returns were limited by relatively lackluster conditions in the U.S. stock market during 2005. Although corporate earnings continued to grow in a steadily expanding economy, investors became concerned early in the reporting period that stronger-than-expected economic growth might cause the Fed to raise short-term interest rates more than many investors previously expected, potentially eroding profit margins. In addition, investors worried during the spring and summer that soaring energy prices might adversely affect corporate earnings. Finally, the disruptions caused by hurricanes Katrina, Rita and Wilma gave investors cause for concern in the fall.
     The portfolio’s overweighted position versus the benchmark and security selection strategy in the energy sector proved to be particularly rewarding. In addition to identifying winners among U.S.-based energy companies, the portfolio received strong contributions from several Canadian energy firms. The portfolio’s relative performance also benefited from its relatively light exposure to consumer discretionary companies, which provided relatively disappointing results.
     On the other hand, the portfolio’s slightly overweighted exposure versus the benchmark to information technology stocks detracted modestly from performance, due primarily to poor returns from some of the sector’s larger companies. The portfolio’s holdings of very large telecommunications companies also held back returns.
     Finally, the portfolio benefited during 2005 from our efforts to achieve a better balance across capitalization ranges. Early in the year, we reduced the portfolio’s emphasis on mega-capitalization stocks in favor of large-capitalization stocks, which helped the portfolio avoid the full brunt of relative weakness among the market’s largest companies.
     During the second half of 2005, we began to see some significant changes in the ratings assigned by our statistical models to individual stocks. We attribute the shifts to seasonal factors, in which more growth-oriented, economically sensitive stocks historically have tended to fare better than value-oriented shares during the first and fourth quarters of the year. As a result, information technology companies replaced financial and energy stocks as the portfolio’s most overweighted market sector. Nonetheless, the portfolio is still overweighted versus the benchmark in energy, and it is now overweighted in healthcare. All other sectors are underweighted relative to its benchmark, including the financial sector, which was the most overweighted sector in mid-2005.
     Although we do not make investment decisions based on a macroeconomic outlook, we are encouraged by signs that larger-capitalization stocks may finally be returning to favor. Regardless of the market’s direction in 2006, we intend to continue to employ our quantitative models when constructing a broadly diversified, fully invested stock portfolio.
Emerging Markets Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Emerging Markets Portfolio returned 41.47%**, compared to a 34.00%* return for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.
Average Annual Total Return as of December 31, 2005

					Since
					Inception
	1 Year		5 Years		(4/1/96)
Emerging Markets Portfolio**	41.47%		23.22%		7.10%
MSCI EM Index	34.00	%*	19.09	%*	6.26%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio posted strong returns for the year, both relative and absolute returns. The portfolio’s performance can be attributed to both the sector-wide gains in the asset class as well as strong results in many of our key holdings.
     The outperformance was largely driven by two key elements of the portfolio’s investment style: our long-term investment horizon as well as our lack of benchmark orientation, which focuses on the benchmark universe for stock selection and companies not included in the benchmark. Two of our best performing stocks — Mexican housing manufacturer, Corporacion GEO SA de CV ‘B’, and Indian mortgage lender, Housing Development Finance Corp. (HDFC) — provide good examples. Both have been held in the portfolio for many years and both only have small weights in the index.
     The portfolio’s performance was also buoyed by strong performance in Oppenheimer’s investment philosophy based on long-term thematic investing. The portfolio has always had a thematic orientation with research driven by its investment themes of Mass Affluence, New Technologies, and Restructuring. These major trends, as outlined below, lie at the heart of our disciplined investment approach:
     Mass Affluence — We look for strongly branded companies. The recent broadening of wealth within societies has increased consumption worldwide, fueling demand for luxury goods and financial services.
     New Technology — We invest in leading edge technology companies. Technological advances should continue to open up a new world of opportunities with near- and long-term potential.
     Restructuring — We seek out companies with recent management changes or privatization such as Telefonaktiebolaget LM Ericsson ‘B’. A competitive market model has taken root in major economies worldwide. In Europe, government-run firms are being privatized, long-standing subsidies cut and merit incentives introduced, creating investment opportunities as firms restructure and merger activity increases.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Of these themes, the most important is the Mass Affluence theme, where many of our Mass Affluence names were found to be our best performing sectors and coming in right behind Mass Affluence were the financial and consumer discretionary sectors.
     Two key factors helped drive the returns in the emerging markets this past year. First, low interest rates in the U.S. and most of Europe kept capital flowing into the emerging markets. Generally speaking, when interest rates are low, investors tend to look elsewhere for higher returns, often to the emerging markets. The second factor influencing performance was industrial growth in China, which generated significant demand in both raw materials and infrastructure/equipment. Although the lack of developed capital markets in China limits our ability to invest directly in China, we were able to take advantage of its growth through other emerging market companies, which export to the market. Examples include Hyundai Heavy Industries Co. Ltd. (shipping) and Cia. Vale do Rio Doce (CVRD) (iron ore).
     From a country perspective, the portfolio’s strongest returns stemmed from its holdings in Brazil, India and Korea. Brazil was the best performing of the major economies in the emerging markets. Key drivers for the portfolio were banking firm Banco Bradesco SA and CVRD. In addition Cia. Energetica de Minas Gerais, an energy holding, posted strong returns after being awarded compensation by the Brazilian regulator for past price ceilings that were kept too low. India, a country with a fast-growing middle class, presented a multitude of investment opportunities in our Mass Affluence theme. Financial stocks were the key drivers of India’s performance, including HDFC and ICICI Bank Ltd. ADR. HDFC benefited from the growth in mortgages while ICICI Bank benefited from growth in rural and commercial credit demand. In Korea, most notable drivers of performance were Hyundai Heavy Industries Co. Ltd. and GS Home Shopping Inc. GS Home Shopping recently struck a joint venture to bring its home shopping network to China. Very few areas detracted from performance during the reporting period. One exception was Thailand, the portfolio’s worst performing country for the year. Two of the portfolio’s financial holdings, TMB Bank PCL and Kiatnakin Finance PCL, were hit in the first quarter after the government announced its intention to offer new banking licenses. Although the performance of these names was negative, they were small positions and only had a minor impact on the portfolio’s performance.
     Going into 2006, Oppenheimer’s outlook remains largely unchanged. Earnings growth in emerging markets is likely to outpace that of developed markets while valuations still look relatively attractive. Those factors, coupled with a low yield environment in the developed markets, give us confidence that the current bull market may have two to three years to run. That being said, it is important to recognize that returns have been particularly strong with minor corrections over the past eighteen months. We believe that a more significant correction is increasingly likely, and we would view it as a healthy development toward keeping stock market expectations in line with the steady and strong growth in emerging markets sector in the next several years.
Managed Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Managed Bond Portfolio returned 2.63%**, compared to a 2.43%* return for its benchmark, the Lehman Brothers Aggregate Bond Index, and 2.37%* for the Lehman Brothers Government/Credit Index. The portfolio’s benchmark was changed to the Lehman Brothers Aggregate Bond Index since it is a more widely used benchmark and includes more similar investments to the portfolio than the Lehman Brothers Government/Credit Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Managed Bond Portfolio**	2.63%	6.47%	6.48%
Lehman Brothers Aggregate Bond Index*	2.43%	5.87%	6.16%
Lehman Brothers Government/Credit Index*	2.37%	6.11%	6.17%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Bonds gained ground in 2005, leaning against the headwinds of Fed tightening and concern that higher energy prices would fuel inflation pressure. Initially, bonds lost ground in the first quarter of 2005, as volatile interest rates and weakness in credit markets related to concerns about the auto industry weighed on fixed income securities. Short-term interest rates continued to rise during the quarter as the Fed tightened, while strong demand from speculative investors and Asian Central Banks supported longer maturity bonds. However, in the second quarter bonds rallied worldwide as interest rates fell as signs of an economic slowdown emerged and risk appetites for credit-sensitive assets revived.
     The third quarter was essentially a reversal of the previous three months, as most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Fed policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed continued to increase the Federal Funds rate in the fourth quarter, raising the rate to a level of 4.25%. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 2.43%* for the year, despite the tightening cycle by the Fed that began in 2004. The central bank raised the Federal Funds rate eight times during the year.
     We, at PIMCO, focused on broad portfolio diversification, which helped returns for all of 2005 amid a challenging environment for bonds. Interest rate strategies were negative for performance during the year. An above benchmark duration through most of the year was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Mortgage security selection added to returns, offsetting the negative impact of a mortgage overweight over most of the year. Additionally, an underweight position
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
versus the benchmark to corporates was positive for portfolio returns as this sector underperformed due to auto sector concerns and a potential slowdown among consumers. A strategic allocation to real return and municipal bonds added value, as these less volatile asset classes typically outperform as interest rates rise. Non-U.S. positions added value as economic growth was generally slower and interest rate increases milder outside the U.S. Exposure to emerging market bonds was positive, as this was one of the best performing fixed income sectors for the year supported by improving credit fundamentals.
     We believe that the U.S. economy may slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Fed is nearing the end of its tightening cycle while major central banks outside the U.S., such as the ECB, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow because expansion outside the U.S. is partially dependent on U.S. demand. Key elements of the outlook are:
     Regarding housing, gains have contributed significantly to U.S. growth via wealth effects on consumers, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes may crimp housing affordability in 2006, taking the froth out of the property market.
     Regarding consumer spending, as housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.
     Regarding the Fed, we believe that the U.S. central bank will stop tightening early in 2006 as the soaring property market cools off and growth moderates. We believe that yields on 1-5 year Treasuries could decrease by as much as 1% this year as investors anticipate the Fed’s ease on tightening.
     Regarding European domestic demand, the Eurozone growth prospects have brightened amid positive momentum in business sentiment, hiring and capital spending. Resurgence in domestic demand, which has been held back by stagnant real wages, should be critical for sustaining this momentum but is not yet in evidence. European growth might not receive help on the policy front, as the ECB is preoccupied with asset price inflation even as core inflation remains subdued.
     Regarding Japan’s recovery, gains in consumption followed Japan’s export and investment-led recovery in 2003, but now this growth is softening as higher energy prices squeeze wages. We believe that longer-term prospects for capital spending in Japan may be negatively affected by an expected slowdown in corporate profits.
     Regarding emerging markets, we believe consumption growth in emerging economies has potential in light of favorable demographics, higher GDP growth and accumulation of international reserves. Still, we believe emerging market consumers may make only a marginal contribution to global growth until these economies broaden access to consumer credit and reform their banking sectors.
     Regarding inflation, commodity prices are moderating after their post-Katrina bounce, and there has been relatively little pass-through of higher oil prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) should put downward pressure on the price of labor, making a wage-induced boost in inflation unlikely. We believe inflation should remain well contained.
     PIMCO intends to continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present. Major strategies that we plan to implement:
     Interest Rate Strategies — We plan to target duration moderately above the index given an expected slowdown in growth. More importantly, PIMCO will emphasize short to intermediate maturities in the U.S. that should outperform as the market anticipates the beginning of Fed easing. Where permitted, we will focus on similar maturities in the U.K., where we also expect short rates to fall.
     Mortgage-Backed Bonds — PIMCO plans to retain its overweight to mortgage-backed bonds, especially pass-throughs issued by government agencies that either explicitly (in the case of Government National Mortgage Association (GNMA)) or implicitly stand behind these securities. In a slowing economy, mortgages are a safer source of incremental yield than credit-sensitive corporate bonds.
     Corporates — Valuation remains a major risk in the corporate bond market. With credit premiums near historic lows and default risk expected to rise as the economy cools, PIMCO plans to retain its underweight to the sector.
     Treasury Inflation Protected Securities (TIPS) and Municipals — In a relatively benign inflation environment, PIMCO plans to continue to de-emphasize TIPS on a tactical basis. We intend to retain modest holdings of municipal bonds as low cost insurance in case our forecast is wrong and rates move higher. With their stable base of retail investors, municipals typically hold their value better than taxable bonds when rates rise. In addition, municipals continue to offer relatively attractive yields compared to taxable bonds.
     Emerging Markets — Most emerging economies continue to see improving credit fundamentals, which explains why many emerging issuers are now included in the high-grade, Lehman Brothers Aggregate Bond Index. PIMCO plans to continue to emphasize this sector because of its attractive risk/return profile compared to other higher yielding alternatives.
     Currency — Given PIMCO’s secular forecast for a weak dollar, modest currency allocations to the yen, euro and emerging market currencies have the potential to add value.
Inflation Managed Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Inflation Managed Portfolio returned 2.54%**, compared to a 2.84%* return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, and 2.65%* for the Lehman Brothers Government Bond Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Return and Average Annual Total Return Since Change in
Investment Objective on 5/1/01

			Since
	1 Year	3 Years	5/1/01
Inflation Managed Portfolio**	2.54%	6.52%	8.04%
Lehman Brothers Global Real: U.S. TIPS Index*	2.84%	6.54%	8.16%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Inflation Managed Portfolio**	2.54%	7.79%	6.99%
Lehman Brothers Government Bond Index*	2.65%	5.39%	5.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Bonds gained ground in 2005, leaning against the headwinds of a 2.00% Fed tightening and concern that higher energy prices would fuel inflation pressure. Real return bonds outpaced similar nominal bonds for the year. Ten-year real yields ended the year at 2.08%, 0.05% lower than at the start of the year.
     Bond markets were dominated during 2005 by speculation about the pace and duration of the Fed’s tightening cycle. The U.S. central bank raised the Federal Funds rate in 0.25% increments at each of its eight meetings during the year, including twice during the final quarter. Market expectations of continued Fed tightening drove short-term real rates higher and helped produce a significant flattening of the real yield curve. The percent difference in yields between two- and ten-year TIPS decreased from a positive 1.43% (positively sloped yield curve) at the start of 2005, to a negative 0.72% (an inverted yield curve) by year end, as shorter maturities yield more than longer maturities. Additionally a drop in energy prices, which soared after the Gulf Coast hurricanes, calmed fears about inflation and contributed to the decrease in break-even inflation (the difference between nominal Treasury yields and real yields).
     During the second half of the year, signs also emerged that higher mortgage rates and lofty valuations could finally be affecting affordability in property markets. Growth in new home prices decelerated, and inventories of new and existing homes rose. Minutes of the Fed’s November 1st meeting revealed concern about these trends from some policy makers, who discussed the risks of “going too far” and the need to change the outlook “before long.” In December, the Fed dropped its description of monetary policy as providing “accommodation” to the economy, though it also acknowledged that higher rates might be necessary to contain inflation.
     Prudent diversification and active management protected the portfolio from negative impact in a volatile market. The portfolio benefited from tactical adjustments (which are the portfolio’s ability to move in and out of non-index sectors, based on where the relative value is) and holdings in non-index securities, such as corporates, emerging markets and non-U.S. holdings with an emphasis on European bonds. Above-benchmark duration from TIPS during the period was positive for returns as U.S. real yields fell in general.
     An emphasis on shorter maturity TIPS was negative for performance as yields on these securities rose more than yields on longer-term TIPS. Net short positions in nominal bonds were positive for the period as nominal yields rose during the year. Exposure to non-U.S. inflation linked bonds was an additional positive for performance as real yields fell across the globe. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising interest rates. Exposure to mortgage-backed securities was negative for returns, as this sector underperformed Treasuries of similar duration. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the portfolio’s allocation to these securities was positive for performance.
     We, at PIMCO, believe that the U.S. economy may slow relative to the rest of the world, reflecting global monetary policies that might not be synchronized. The Fed is nearing the end of its tightening cycle while major central banks outside the U.S., such as the ECB, have only begun to tighten. A decelerating U.S. economy tends to limit how fast other countries can grow, because expansion outside the U.S. is partially dependent on U.S. demand. A key element of the outlook will be the impact a housing market decline will have on the U.S. economy. As housing decelerates, so will consumer spending, typically. Housing gains have contributed significantly to U.S. growth via wealth effects, cash-out refinancings, home equity loans and job growth in real estate-related industries. If higher mortgage rates over recent months and pressure on real wages and incomes continue, the housing affordability in 2006 may decrease, taking the froth out of the property market. As housing cools, consumer spending should grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
has risen. We expect much of U.S. investment to continue to occur abroad in rapidly growing markets such as China. With regard to strategy, we expect to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. We plan to target duration moderately above the index, given an expected slowdown in growth and downward pressure on real yields. We also plan to favor longer maturity TIPS as these issues offer more value. We believe that falling inflation expectations tend to drive short-term real yields higher relative to intermediate and long-term yields. We plan to retain our nominal bond exposure in anticipation of slower growth. Additionally, we expect to emphasize short to intermediate maturities in the U.S. that should outperform as the market begins to price in the start of a Fed easing cycle. We also plan to focus on similar maturities in the U.K., where we expect the yield curve to steepen. We expect to retain our emphasis on mortgage-backed bonds, especially high quality pass-throughs backed by government agencies. We believe valuation remains a major risk in the corporate bond market. With the sector fully valued and default risk expected to rise as the economy cools, we plan to retain modest exposure in select companies with strong asset quality and pricing power. We also expect to emphasize the emerging markets sector because of its attractive risk/return profile compared to other higher yielding alternatives.
Money Market Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Money Market Portfolio returned 2.82%**, compared to a 3.07%* return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield measured during the seven-day period ending December 31, 2005 was 3.80%**.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
Money Market Portfolio**	2.82%	1.97%	3.65%
Merrill Lynch 3-Month U.S. T-Bill Index*	3.07%	2.34%	3.85%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For 2005, the FOMC continued to take a more restrictive monetary policy stance, raising the Federal Funds rate by 2.00%, reaching 4.25% at year end. Continued economic growth coupled with potential inflation pressure contributed to an increasing interest rate environment for commercial paper and other money market assets. The portfolio’s shorter duration emphasizing one-month and shorter maturities, combined with occasional longer asset-backed and agency callable notes, benefited from this environment. This strategy held the portfolio’s average maturity in a more neutral (approximately fifty days) range through the year.
     Although top tier industrial commercial paper issuance continued to be limited on a historical basis, despite overall commercial paper supply at a five-year high, the portfolio’s investment style continues to emphasize industry diversification within this asset class. This strategy is executed in combination with investments in banking and financing related issuers.
     Constraining portfolio yield to some degree during the period was the portfolio’s underweighting of asset-backed and foreign bank sponsored commercial paper.
     To the extent the commercial paper yield curve continues to rise in response to the Fed’s activities, the portfolio will remain weighted towards shorter maturities, liquid, top-tier, industrial issuers blended with financial and banking related commercial paper. As rates stabilize longer term, while dependent on relative value, the portfolio should move maturities out along a more laddered scale away from the current more barbelled strategy.
High Yield Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the High Yield Bond Portfolio returned 2.37%**, compared to a 2.26%* return for its benchmark, the Credit Suisse First Boston High Yield Index.
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years
High Yield Bond Portfolio**	2.37%	5.78%	5.06%
CS First Boston High Yield Index*	2.26%	9.83%	7.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Following the strong performance of 2003 and 2004, the high yield bond market struggled and generated subpar returns in 2005. Rising interest rates, inflation concerns, hurricanes and volatility in the automotive sector all contributed to a difficult environment. The transition of Ford Motor Co. and General Motors Corp. from high grade to high yield added supply and definitely pressured the market. Despite all these negative factors, high yield bonds still generated positive returns. Strong fundamentals, a low
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
default rate and high yields versus other fixed income investments drove demand.
     For the year, the middle tier bonds returned 3.96% and outperformed upper and lower tier bonds, which returned 2.31% and
-4.51%, respectively. After two years of outperformance, the lower tier finally underperformed. The portfolio was underweight versus the benchmark in the lower tier sector, and that helped performance. Other positive factors included underweight positions versus the benchmark in the transportation and consumer durables sectors, both of which underperformed the market for the year. Several portfolio holdings, including Ardent Health Services Inc., Nextel Partners Inc. and The Premcor Refining Group Inc. benefited from M&A activity. Other holdings, Crown Castle International Corp. and American Tower Corp., performed well on improving fundamentals in the tower sector. On the negative side, auto suppliers like Delco Remy International Inc. and Tenneco Automotive Inc. underperformed the market.
     The top performing sectors for the year were wireless communications and telecommunications and services. The worst performing sectors were transportation, consumer durables and cable/wireless video.
Equity Income Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Equity Income Portfolio returned 5.63%**, compared to a 7.05%* return for its benchmark, the Russell 1000 Value Index.
Average Annual Total Return as of December 31, 2005

			Since Inception
	1 Year	3 Years	(1/2/02)~
Equity Income Portfolio**	5.63%	14.37%	6.64%
Russell 1000 Value Index*	7.05%	17.49%	8.19%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In 2005, the portfolio generated strong, absolute returns during the period but underperformed its benchmark.
     The U.S. economy showed steady, gradual improvement, despite a large spike in energy prices and a rising federal budget deficit. Investors’ concern over the effect of increased oil prices on consumer spending was only heightened by the hurricanes that both devastated the Gulf Coast and heavily damaged Gulf oil production facilities. While the Fed’s tightening scheme worked to make bond yields more attractive, its predictability prevented significant direct effects on stock prices. Good stock selection in consumer cyclicals, communication services, and energy was more than offset by weakness in the portfolio’s financials and basic materials holdings.
     Stock selection in the consumer cyclicals sector made the greatest, positive contribution to relative performance. In consumer cyclicals, overweighting Office Depot Inc. versus the benchmark proved most beneficial to the portfolio; the world’s number two office supply retailer enjoyed a strong second quarter due to increased sales and reduced staffing. Because the portfolio was underweight in the automotive industry, (General Motors Corp. and Ford Motor Co., whose shares dropped early in the year after profit warnings, then fell again later in the year due to a steep drop in sales of sport utility vehicles) we, at Putnam, saw positive results. The communications services sector was a notable contributor to relative portfolio performance owing to the portfolio’s underweight position in Verizon Communications Inc. (regional Bells). Verizon shares had their largest drop early in the year after investors became worried that cable and wireless companies would win local calling customers.
     In the energy sector, strong stock selection in the oil and gas industry (Unocal Corp. (acquired by Chevron Corp.), Valero Energy Corp., Marathon Oil Corp., Amerada Hess Corp.) bolstered the portfolio’s results. Oil and gas firms had an outstanding year as robust demand sent prices to all-time highs.
     Relative performance was hurt by overweight positions to Fannie Mae and U.S. Bancorp in the financial sector. Shares of Fannie Mae declined early in 2005 on continuing concerns about the mortgage buyer’s accounting for hedge gains and losses. Fed Chairman Alan Greenspan’s call for Congress to curtail the growth of mortgage lenders to avert financial market instability also pressured shares of Fannie Mae and Freddie Mac. Investors in U.S. Bancorp feared that it could lose volume and interest revenues through an agreement with Delta Air Lines Inc. to continue a frequent-flyer credit card during Delta’s bankruptcy.
     Stock selection within the basic materials sector was particularly weak during the year due to an overweight position to Smurfit-Stone Container Corp. versus the benchmark. Shares of the paper packaging company, the sector’s leading detractor from performance, declined because of increased employee, energy and freight costs. The portfolio’s overweight exposure to Tyco International Ltd. was the biggest contributor to relative underperformance in the portfolio for the year, as the company guided earnings lower due to higher commodity costs, a slowdown in the European auto market, and higher costs to retire debt.
     Despite a sturdy economy and explosive corporate profits, U.S. stock markets eked out only slim, single-digit gains in 2005. We believe the markets will continue to struggle this year against the constraints of a still-active Fed and a newly flattened yield curve. But with the Fed contemplating a halt to interest rate hikes, and with corporate profits still surging, our asset-allocation specialists believe the U.S. market could fare better in 2006. More specifically, we anticipate that larger-capitalization companies will continue to outperform mid- and small-capitalization companies and that energy and technology stocks will provide sector leadership in the first half of the year.
     The technology sector remains the portfolio’s largest overweight position. Our focus continues to be on value-oriented firms with low technological risk, such as software (Oracle Corp., Microsoft Corp.), computers (Hewlett-Packard Co., International Business Machines Corp.), and photography/imaging (Xerox Corp.).
     Conglomerates and capital goods are also overweight positions relative to the benchmark. In conglomerates we will likely continue to favor the large
See explanation of symbols on A-29

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
industrial Tyco International because of strong valuations and large free cash flow. In capital goods, we prefer aerospace & engineering (Lockheed Martin Corp., The Boeing Co.). The commercial aircraft industry is beginning to witness a recovery in new aircraft orders, and with its 2008 launch of the new 787 Dreamliner jet series, we believe that Boeing is extremely well positioned to benefit from the potential upswing.
     The financial sector has the largest absolute weighting in the portfolio, but it is the largest underweight relative to the benchmark. The sector features many companies that combine a healthy fundamental outlook and still-reasonable valuation. The portfolio’s position in communications services is also underweight relative to the benchmark. The sector is troubled by excess capacity, intense price competition, and eroding operating margins. We remain cautious until capacity is rationalized, the pricing environment turns favorable, and valuations become extremely compelling.
     We remain committed to investing in statistically compelling, fundamentally attractive value equities. Our approach and investment time horizon demands patience, but we believe the long-term reward is performance, dependability, and consistency over time.
Large-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Large-Cap Value Portfolio returned 6.16%**, compared to a 7.05%* return for its benchmark, the Russell 1000 Value Index, and 4.91%* for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Value Index due to the portfolio’s style of investing in value-oriented companies.
Average Annual Total Return as of December 31, 2005

			Since Inception
	1 Year	5 Years	(1/4/99)~
Large-Cap Value Portfolio**	6.16%	2.60%	5.56%
Russell 1000 Value Index*	7.05%	5.28%	5.82%
S&P 500 Index*	4.91%	0.54%	1.77%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. There was no shortage of problems for the U.S. economy to overcome during the period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.
     Businesses across the U.S. did their part with record levels of profits for the third consecutive year, exhibiting strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns in 2005, as the benchmark indicates.
     After much speculation about a fourth quarter rally, the U.S. equity markets had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Fed, rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and, finally, treading water in December with increased M&A activity offset by a cooling housing market. The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s interest rate hikes have brought the target for the Federal Funds rate to 4.25% at the end of the period. This represents the longest sustained Fed tightening cycle since 1977 through 1979. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of ten-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.
     Looking more closely at the stock market’s returns in 2005, the top-performing sector of the benchmark was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.
     The portfolio’s outperformance relative to the benchmark during the period was mainly attributable to security selection. Security selection was strongest in the industrials and telecommunication services sectors and weakest in the technology and energy sectors. Sector allocation also had a favorable impact with an overweight position versus the benchmark in both energy and technology stocks contributing positively to performance; however, this benefit was mostly offset by the underweight position in utilities and the overweight position in consumer discretionary stocks, which held back portfolio performance. Top contributors to performance during the period included Altria Group Inc., Marathon Oil Corp., ENSCO International Inc., The Boeing Co. and Loews Corp.
     Stocks that detracted from portfolio performance came from a number of different sectors and included Lexmark International Inc. ‘A’, Comcast Corp. ‘A’, Solectron Corp., Liberty Media Corp. ‘A’ and Viacom Inc. ‘B’. Late in the year, Lexmark International shares fell sharply after the company announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We, at Salomon, sold the portfolio’s position during the period since we believed the investment thesis was impaired.
     During the period, holdings in technology, consumer discretionary and energy stocks were reduced and exposure in healthcare, consumer staples and financials weightings was increased. The portfolio is currently overweight in healthcare, consumer staples and consumer discretionary stocks and underweight in industrials, technology and utilities stocks when compared to the benchmark.
See explanation of symbols on A-29

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Comstock Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Comstock Portfolio returned 4.36%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(10/2/00)~
Comstock Portfolio**	4.36%	2.42%	1.88%
S&P 500 Index*	4.91%	0.54%	-1.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the twelve-month period ended December 31, 2005, the stock market advanced modestly in an environment of mixed influences. Among the market’s most significant challenges were rising interest rates and oil prices. Moreover, signs of trouble at U.S. auto manufacturers added to investor woes. Nonetheless, the market was resilient during the period. Despite expectations of the contrary, consumer spending and confidence held up reasonably well, corporate profits remained intact and balance sheets were healthy. Sizeable cash stockpiles gave corporate managements reason to repurchase shares of stock, increase dividend payouts or complete merger activities. Some highly anticipated initial public offerings generated additional positive sentiment for stock investing, and the economy continued to maintain a decent growth rate. The energy sector led the broad market, driven by lofty commodity prices. Utilities stocks posted a sizeable gain as well. The consumer discretionary and telecommunication services sectors were the market’s most significant laggards.
     The portfolio underperformed the benchmark during the period. Relative to the benchmark, the value of the portfolio holdings declined most significantly in its materials and telecommunication services exposure. Within the materials sector, paper companies languished in the face of high production costs (due to rising commodity prices), overcapacity in the industry and weak pricing power. Stock selection and allocation in the telecommunication services sector proved disadvantageous due to industry consolidation, management issues and changing business models. Nevertheless, we, at Van Kampen, continued to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully. However, the portfolio did achieve positive results in a number of areas. Driven by high commodity prices, the portfolio’s holdings in the energy and utilities sectors enhanced relative results. A lack of exposure to the flagging industrials sector also contributed positively to the portfolio’s performance relative to the benchmark, as the sector continued to be hampered by a slowing economy. An underweight position in information technology stocks, a group that turned in lackluster performance within the benchmark, served the portfolio well.
     We maintain our focus on analyzing the financial health of individual companies rather than trying to forecast broad market movements or the direction of the economy. Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The portfolio’s positioning remained largely unchanged throughout the period and going into the new year. As a result of our individual stock selection, the portfolio’s notable overweight positions relative to the benchmark were in pharmaceuticals and telecommunication services stocks, while energy and industrials stocks continued to be relative underweight positions.
Mid-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Mid-Cap Growth Portfolio returned 17.90%**, compared to a 12.10%* return for its benchmark, the Russell Midcap Growth Index.
Average Annual Total Return as of December 31, 2005

			5 Years/
			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Mid-Cap Growth Portfolio**	17.90%	23.18%	-4.27%
Russell Midcap Growth Index*	12.10%	22.70%	1.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Following the strong close of 2004, the first months of 2005 were far less upbeat for stock investors. Investors were apprehensive about soaring oil prices, inflationary pressures, the FOMC’s interest rate tightening, and the pace of economic growth. Additionally, the misfortunes of the auto industry called into question the strength of the U.S. economy. The climate brightened by late spring. Encouraging economic data, increased
See explanation of symbols on A-29

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
consumer confidence, waning inflationary fears and many solid corporate earnings announcements boosted the stock market.
     The markets became increasingly choppy mid-year, amid mixed economic data and additional increases to the Federal Funds rate. The Gulf Coast hurricanes sent oil prices spiking and created anxiety about the economy, particularly given the FOMC’s resolve to continue raising rates.
     The stock market regained its equilibrium toward the end of the year. Declining oil prices, better-than-expected economic data and strengthening consumer trends helped investor sentiment. Additionally, stocks continued to advance buoyed by indications that the FOMC might soon slow the pace of rate increases, rising consumer confidence, continued declines in oil prices, strong retail trends (excluding the auto industry) and acceptable housing data. As the period came to a close, the market was marked by cross currents. Favorable economic data counted among the positives, while an additional FOMC interest rate tightening, stock specific news and rising gold prices gave investors pause.
     The portfolio’s performance during the period was fuelled by strong stock selection, particularly within the technology, financial services and utilities sectors. Within the technology sector, positions in computer services and communication technology companies had a positive impact to performance offsetting weakness in computer technology. In the financials sector, stock selection in diversified financial services, miscellaneous financials and securities brokerage companies also contributed to performance. Meanwhile, in the utilities sector, the wireless company and gas distributors groups further enhanced relative portfolio performance.
     In contrast, the portfolio’s pace relative to the benchmark was slowed mostly by its positioning in the healthcare and consumer discretionary sectors. Within the healthcare sector, stock selection in the drugs and pharmaceuticals, healthcare services, and biotechnology research and production companies industries, hindered portfolio performance. Within the consumer discretionary sector, stock selection in the toy industry was the biggest detractor from relative portfolio performance, followed by the entertainment and hotel/motel groups.
     Our goal, at Van Kampen, is to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that we believe have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.
Real Estate Portfolio
Q. How did the portfolio perform over the year ended December 31, 2005?
A. For the year ended December 31, 2005, the Real Estate Portfolio returned 16.79%**, compared to a 12.16%* return for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.
Average Annual Total Return as of December 31, 2005

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Real Estate Portfolio**	16.79%	19.05%	17.95%
NAREIT Equity Index*	12.16%	19.08%	16.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The review period was very positive for both direct real estate investment and investment in real estate investment trusts (REITs). In 2005, the real estate sector continued to benefit from favorable funds’ flows as both retail and institutional investors increased allocations to real estate securities. Meanwhile, the ongoing improvement in underlying real estate values contributed to and supported rising REIT share prices in 2005. Throughout the year, numerous private takeover transactions of public real estate companies at meaningful premiums demonstrated the strong underlying value of these companies’ properties and provided evidence of the strong demand for real estate.
     For the full year, each of the major sectors outperformed the benchmark. Apartment stocks outperformed the benchmark due to the continued improvement in fundamentals and private takeovers of several public apartment companies. Despite a disappointing recovery for cash flows, the office sector also outperformed. This strength may have been driven by sustained improvement in market values for office assets, as evidenced in a variety of private market transactions. In addition, supply and demand trends remained favorable for owners of office assets. Retail was mixed; the malls stocks significantly outperformed and the shopping center stocks modestly underperformed. Supply was the key differentiating factor, as there is very little new mall construction, while the shopping centers have witnessed significant new additions to supply. Turning to the smaller sectors, storage was the best performing of all sectors. These stocks were bolstered by several large transactions that confirmed the strong private market valuations for these assets. Hotel stocks modestly underperformed. The healthcare REITs dramatically underperformed due to lackluster earnings growth prospects.
     Stock selection was the largest contributor to the portfolio’s outperformance this year, while sector allocation was also beneficial. Stock selection was favorable in every sector, with the most significant contributions generated within the apartment, office, retail and hotel sectors.
See explanation of symbols on A-29

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Meanwhile, in terms of sector allocation, the largest contributors were an overweight to the storage sector and underweights to the healthcare and mixed office/industrial sectors. These positives were partially offset by an overweight to the hotel sector, which underperformed the benchmark on an overall basis.
     We, at Van Kampen, maintain our core investment philosophy as a real estate value investor. This results in the ownership of stocks, which in our opinion provide the best valuation relative to their underlying real estate values. Our company specific research tends to lead us to specific preferences for sub-segments within each property sector. Current preferences include overweighting companies focused on the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district locations, and underweighting owners of strip shopping centers and lesser quality offices. We have selectively added to stocks in key suburban markets, particularly in the office sector, where we have found attractively priced opportunities.
VN Small-Cap Value Portfolio
Q. How did the portfolio perform over the period ended December 31, 2005?
A. The VN Small-Cap Value Portfolio commenced operations on May 2, 2005. For the period since inception through December 31, 2005, the portfolio returned 15.34%**, compared to a 14.98%* return for its benchmark, the Russell 2000 Value Index.
Total Return as of December 31, 2005***

Since
Inception
(5/2/05)~
VN Small-Cap Value Portfolio**	15.34%
Russell 2000 Value Index*	14.98%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Performance for domestic financial markets in 2005 can be described as range bound and rather lethargic. However, considering the unforeseen challenges brought on by hurricanes Katrina and Rita, oil at $60 a barrel, $13 natural gas and ongoing geopolitical tensions, a non-responsive financial market would be considered respectable. In 2005, the small-capitalization stocks, as represented by the benchmark, modestly underperformed the large-capitalization stocks, and the value stocks generally outperformed the growth stocks.
     The portfolio outperformed its benchmark from inception through December 31, 2005. Energy, financials and utilities contributed the most versus the benchmark. On the downside, healthcare and information technology were the worst performing sectors. In addition, cash detracted from performance as the portfolio was initially positioned upon our assumption of management of the portfolio, and the cash levels held throughout the remainder of the year. From an attribution standpoint, stock selection was positive, and sector allocation was negative. From a stock perspective, the portfolio’s best performing stocks included Genesee & Wyoming Inc. ‘A’, a short line rail road, Southwestern Energy Co., an energy company, and Raymond James Financial Inc., a financial company.
     The worst performing stocks included Invacare Corp., a manufacturer of healthcare products, Triad Hospitals Inc., which owns and operates hospitals, and K2 Inc., a manufacturer of consumer goods. We, at Vaughan Nelson, will continue to focus our efforts on buying stocks that we believe will provide attractive, absolute, return potential and meet our strict investment and valuation criteria.

Explanation of Symbols for Pacific Select Fund Performance Discussion
* All indices are unmanaged. Sources for indices: Lipper Analytical Services, except the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers); Credit Suisse First Boston High Yield Index (Credit Suisse First Boston); and the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (Ibbottson).
** The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.
*** Total returns for periods less than one full year are not annualized.
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.
ACTUAL EXPENSES
     The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers. The “Ending Account Value” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/05-12/31/05” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2005 to December 31, 2005.
     You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/05-12/31/05.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or variable contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/05	12/31/05	Ratio	07/01/05-12/31/05
Blue Chip
Actual	$1,000.00	$1,057.80	0.97%	$5.03
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Aggressive Growth
Actual	$1,000.00	$1,063.30	1.07%	$5.56
Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Financial Services
Actual	$1,000.00	$1,087.60	1.15%	$6.05
Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Diversified Research
Actual	$1,000.00	$1,069.00	0.92%	$4.80
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Equity
Actual	$1,000.00	$1,103.30	0.68%	$3.60
Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

American Funds Growth-Income**
Actual	$1,000.00	$1,058.50	0.39%	$2.02
Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

American Funds Growth**
Actual	$1,000.00	$1,121.70	0.39%	$2.09
Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

Technology
Actual	$1,000.00	$1,239.70	1.10%	$6.21
Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Short Duration Bond
Actual	$1,000.00	$1,007.90	0.63%	$3.19
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Concentrated Growth (formerly I-Net Tollkeeper)
Actual	$1,000.00	$1,069.00	1.17%	$6.10
Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Growth LT
Actual	$1,000.00	$1,099.70	0.77%	$4.08
Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Focused 30
Actual	$1,000.00	$1,168.30	1.02%	$5.57
Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
See explanation of symbol on B-2

B-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/05	12/31/05	Ratio	07/01/05-12/31/05
Health Sciences
Actual	$1,000.00	$1,123.10	1.11%	$5.94
Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Mid-Cap Value
Actual	$1,000.00	$1,070.10	0.83%	$4.33
Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

International Value
Actual	$1,000.00	$1,108.00	0.90%	$4.78
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Capital Opportunities
Actual	$1,000.00	$1,041.90	0.93%	$4.79
Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

International Large-Cap
Actual	$1,000.00	$1,153.00	1.10%	$5.97
Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Equity Index
Actual	$1,000.00	$1,056.30	0.28%	$1.45
Hypothetical	$1,000.00	$1,023.79	0.28%	$1.43

Small-Cap Index
Actual	$1,000.00	$1,057.30	0.54%	$2.80
Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

Fasciano Small Equity (formerly Aggressive Equity)
Actual	$1,000.00	$1,051.40	0.81%	$4.19
Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Small-Cap Value
Actual	$1,000.00	$1,081.30	0.94%	$4.93
Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Multi-Strategy
Actual	$1,000.00	$1,023.50	0.70%	$3.57
Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

Main Street Core
Actual	$1,000.00	$1,064.80	0.68%	$3.54
Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

Emerging Markets
Actual	$1,000.00	$1,302.50	1.25%	$7.25
Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Managed Bond
Actual	$1,000.00	$1,000.30	0.67%	$3.38
Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

Inflation Managed
Actual	$1,000.00	$999.80	0.63%	$3.18
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Money Market
Actual	$1,000.00	$1,016.70	0.37%	$1.88
Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

High Yield Bond
Actual	$1,000.00	$1,020.10	0.64%	$3.26
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Equity Income
Actual	$1,000.00	$1,047.80	0.99%	$5.11
Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Large-Cap Value
Actual	$1,000.00	$1,065.00	0.88%	$4.58
Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Comstock
Actual	$1,000.00	$1,053.70	0.98%	$5.07
Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Mid-Cap Growth
Actual	$1,000.00	$1,144.70	0.94%	$5.08
Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Real Estate
Actual	$1,000.00	$1,081.90	1.13%	$5.93
Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

VN Small-Cap Value
Actual	$1,000.00	$1,070.50	1.04%	$5.43
Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

*	Expenses paid during the period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

**	Expenses paid by the American Funds Growth-Income and American Fund Growth Portfolios during the period do not include expenses of the underlying Master Funds (see Note 1 to Financial Statements) in which the portfolios invested in.

B-2

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 95.75%

Consumer Discretionary - 22.46%

Chico’s FAS Inc * †	420,200	$18,459,386
Coach Inc *	895,300	29,849,302
eBay Inc *	476,800	20,621,600
Getty Images Inc *	231,400	20,657,078
Google Inc ‘A’ *	125,900	52,230,874
Lowe’s Cos Inc	426,900	28,457,154
Monster Worldwide Inc *	364,800	14,891,136
Starbucks Corp *	593,000	17,795,930
Target Corp	295,300	16,232,641
Urban Outfitters Inc * †	421,200	10,660,572
Yahoo! Inc *	895,000	35,066,100

		264,921,773

Consumer Staples - 3.98%

PepsiCo Inc	417,100	24,642,268
Whole Foods Market Inc †	287,800	22,272,842

		46,915,110

Energy - 2.00%

Southwestern Energy Co *	327,600	11,773,944
XTO Energy Inc	268,300	11,789,102

		23,563,046

Financial Services - 19.43%

Ameritrade Holding Corp * †	676,900	16,245,600
CB Richard Ellis Group Inc ‘A’ *	282,700	16,636,895
Chicago Mercantile Exchange Holdings Inc †	56,400	20,726,436
Franklin Resources Inc †	419,300	39,418,393
Legg Mason Inc †	301,700	36,110,473
Lehman Brothers Holdings Inc	97,000	12,432,490
Moody’s Corp	478,600	29,395,612
Paychex Inc	287,400	10,955,688
Prudential Financial Inc	163,200	11,944,608
T. Rowe Price Group Inc	170,100	12,252,303
The Goldman Sachs Group Inc	180,400	23,038,884

		229,157,382

Health Care - 24.71%

Aetna Inc	299,200	28,217,552
Amgen Inc *	229,700	18,114,142
Caremark Rx Inc *	684,400	35,445,076
Express Scripts Inc *	220,600	18,486,280
Genentech Inc * †	361,300	33,420,250
Gilead Sciences Inc *	332,300	17,488,949
Medtronic Inc	542,300	31,220,211
St. Jude Medical Inc *	490,600	24,628,120
UnitedHealth Group Inc	693,600	43,100,304
WellPoint Inc *	288,500	23,019,415
Zimmer Holdings Inc *	270,900	18,269,496

		291,409,795

Multi-Industry - 1.95%

General Electric Co	658,100	23,066,405

Technology - 21.22%

Adobe Systems Inc	557,800	20,616,288
Advanced Micro Devices Inc *	435,900	13,338,540
Apple Computer Inc *	496,700	35,707,763
Cognizant Technology Solutions Corp ‘A’ * †	305,100	15,361,785
Corning Inc *	1,173,400	23,069,044
Hewlett-Packard Co	904,900	25,907,287
Intel Corp	444,100	11,084,736
Juniper Networks Inc * †	571,000	12,733,300
Microsoft Corp	819,100	21,419,465
Motorola Inc	1,144,500	25,854,255
QUALCOMM Inc	644,500	27,765,060
SanDisk Corp *	277,700	17,445,114

		250,302,637

Total Common Stocks (Cost $1,101,957,456)		1,129,336,148

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.16%

Repurchase Agreement - 4.16%

State Street Bank and Trust Co 3.900% due 01/03/06 (Dated 12/30/05, repurchase price of $49,164,295; collateralized by Fannie Mae (U.S. Govt Agency Issue): 6.000% due 05/15/08 and market value $49,920,874; and Freddie Mac (U.S. Govt Agency Issue): 3.875% due 01/12/09 and market value $208,515)	$49,143,000	49,143,000

Total Short-Term Investment (Cost $49,143,000)		49,143,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.91% (Cost $1,151,100,456)		1,178,479,148

	Shares
SECURITIES LENDING COLLATERAL - 6.76%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $79,723,452)	79,723,452	79,723,452

TOTAL INVESTMENTS - 106.67% (Cost $1,230,823,908)		1,258,202,600

OTHER ASSETS & LIABILITIES, NET - (6.67%)		(78,709,308)

NET ASSETS - 100.00%		$1,179,493,292

See Notes to Financial Statements	See explanation of symbols and items, if any, on C-86

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Health Care	24.71%
Consumer Discretionary	22.46%
Technology	21.22%
Financial Services	19.43%
Short-Term Investment & Securities Lending Collateral	10.92%
Consumer Staples	3.98%
Energy	2.00%
Multi-Industry	1.95%

106.67%
Other Assets & Liabilities, Net	(6.67%)

100.00%

(b)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2004	—	$—
Call Options Written	20,211	1,885,265
Call Options Exercised	(4,310)	(477,271)
Call Options Expired	(6,505)	(617,873)
Call Options Repurchased	(9,396)	(790,121)

Outstanding, December 31, 2005	—	$—

See Notes to Financial Statements	See explanation of symbols and items, if any, on C-86

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 97.95%

Autos & Transportation - 0.91%

Oshkosh Truck Corp	13,296	$592,869

Consumer Discretionary - 19.39%

Advance Auto Parts Inc *	13,080	568,457
AnnTaylor Stores Corp *	13,711	473,304
ChoicePoint Inc *	13,944	620,647
CKE Restaurants Inc †	51,903	701,210
Cogent Inc * †	11,904	269,983
Darden Restaurants Inc	15,752	612,438
DSW Inc ‘A’ * †	15,205	398,675
Electronic Arts Inc *	10,648	556,997
GTECH Holdings Corp	22,159	703,327
Harman International Industries Inc	4,136	404,708
Iron Mountain Inc *	13,447	567,732
Jackson Hewitt Tax Service Inc †	16,374	453,724
Lamar Advertising Co ‘A’ *	12,668	584,501
Nordstrom Inc	15,000	561,000
Office Depot Inc *	29,731	933,553
Outback Steakhouse Inc	8,527	354,808
Regal Entertainment Group ‘A’ †	23,747	451,668
Ruby Tuesday Inc †	12,917	334,421
Tempur-Pedic International Inc * †	35,881	412,631
Tiffany & Co	13,296	509,104
Univision Communications Inc ‘A’ *	18,603	546,742
WESCO International Inc * †	18,220	778,541
Wynn Resorts Ltd * †	7,204	395,139
Yum! Brands Inc	9,758	457,455

		12,650,765

Consumer Staples - 1.28%

Coca-Cola Enterprises Inc	20,516	393,292
Pilgrim’s Pride Corp †	13,254	439,502

		832,794

Energy - 6.20%

BJ Services Co	21,957	805,163
ENSCO International Inc	26,990	1,197,006
National Oilwell Varco Inc *	11,933	748,199
Newfield Exploration Co *	16,201	811,184
Pride International Inc *	15,786	485,420

		4,046,972

Financial Services - 14.08%

Affiliated Managers Group Inc * †	5,695	457,024
Alliance Capital Management Holding LP	8,500	480,165
Assurant Inc	15,571	677,183
DST Systems Inc *	6,000	359,460
HCC Insurance Holdings Inc	19,100	566,888
Independence Community Bank Corp	14,533	577,396
Legg Mason Inc	6,210	743,275
MGIC Investment Corp	10,796	710,593
North Fork Bancorp Inc	13,788	377,239
Nuveen Investments Inc ‘A’ †	10,469	446,189
Paychex Inc	15,366	585,752
Radian Group Inc	13,080	766,357
Safeco Corp	11,626	656,869
SLM Corp	12,453	686,036
The Charles Schwab Corp	43,599	639,597
United Rentals Inc * †	19,516	456,479

		9,186,502

Health Care - 19.62%

Advanced Medical Optics Inc *	18,062	754,992
Allergan Inc	4,924	531,595
AmerisourceBergen Corp	15,658	648,241
Barr Pharmaceuticals Inc *	11,105	691,730
Bausch & Lomb Inc	6,402	434,696
Biomet Inc	15,838	579,196
Cytyc Corp *	40,046	1,130,499
DaVita Inc *	9,069	459,254
Express Scripts Inc *	8,305	695,959
Fisher Scientific International Inc *	8,263	511,149
Gen-Probe Inc *	6,754	329,528
Health Net Inc *	12,629	651,025
HealthSouth Corp *	89,492	438,511
Humana Inc *	14,280	775,832
Laboratory Corp of America Holdings *	9,000	484,650
LifePoint Hospitals Inc * †	12,000	450,000
Lincare Holdings Inc *	9,118	382,135
Manor Care Inc	18,685	743,102
Neurocrine Biosciences Inc * †	6,754	423,678
Omnicare Inc	12,456	712,732
Triad Hospitals Inc *	12,833	503,439
Varian Medical Systems Inc *	9,287	467,508

		12,799,451

Materials & Processing - 5.78%

American Standard Cos Inc	17,074	682,106
Corn Products International Inc †	22,621	540,416
Lennox International Inc †	16,885	476,157
Owens-Illinois Inc *	28,705	603,953
Precision Castparts Corp	18,685	968,070
Rohm & Haas Co	10,341	500,711

		3,771,413

Multi-Industry - 1.59%

Textron Inc	13,494	1,038,768

Producer Durables - 6.82%

Blount International Inc * †	17,553	279,619
Engineered Support Systems Inc †	13,578	565,388
Joy Global Inc	8,000	320,000
KLA-Tencor Corp	13,163	649,331
Parker-Hannifin Corp	7,000	461,720
Pentair Inc	14,026	484,178
Rockwell Collins Inc	14,118	656,063
Terex Corp *	11,219	666,409
Thermo Electron Corp *	12,242	368,851

		4,451,559

Technology - 21.09%

ADC Telecommunications Inc * †	22,837	510,179
Affiliated Computer Services Inc ‘A’ *	18,112	1,071,868
Amdocs Ltd * (United Kingdom)	33,841	930,628
Amphenol Corp ‘A’	16,609	735,114
Analog Devices Inc	29,066	1,042,597
Check Point Software Technologies Ltd * (Israel)	26,367	529,977
Citrix Systems Inc *	19,205	552,720
F5 Networks Inc * †	5,382	307,797
Freescale Semiconductor Inc ‘B’ *	24,914	627,085
Hyperion Solutions Corp *	20,242	725,068
Ingram Micro Inc ‘A’ *	17,647	351,705
Integrated Device Technology Inc * †	56,055	738,805
Jabil Circuit Inc *	16,745	621,072
JDS Uniphase Corp *	152,053	358,845
L-3 Communications Holdings Inc	6,499	483,201
Marvell Technology Group Ltd * (Bermuda)	13,985	784,419
Maxim Integrated Products Inc	13,400	485,616
Network Appliance Inc *	23,016	621,432
NVIDIA Corp *	6,556	239,687
PerkinElmer Inc	21,313	502,134

See Notes to Financial Statements	See explanation of symbols and items, if any, on C-86

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

QLogic Corp *	19,723	$641,195
Redback Networks Inc *	25,000	351,500
Websense Inc * †	8,304	545,075

		13,757,719

Utilities - 1.19%

DPL Inc	18,685	485,997
Valor Communications Group Inc	25,412	289,697

		775,694

Total Common Stocks (Cost $58,609,015)		63,904,506

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.63%

Repurchase Agreement - 1.63%

State Street Bank and Trust Co 3.900% due 01/03/06 (Dated 12/30/05, repurchase price of $1,066,462; collateralized by Fannie Mae (U.S. Govt Agency Issue): 6.000% due 05/15/08 and market value $1,088,391)	$1,066,000	1,066,000

Total Short-Term Investment (Cost $1,066,000)		1,066,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.58% (Cost $59,675,015)		64,970,506

	Shares
SECURITIES LENDING COLLATERAL - 14.42%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $9,406,708)	9,406,708	9,406,708

TOTAL INVESTMENTS - 114.00% (Cost $69,081,723)		74,377,214

OTHER ASSETS & LIABILITIES, NET - (14.00%)		(9,132,555)

NET ASSETS - 100.00%		$65,244,659

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Technology	21.09%
Health Care	19.62%
Consumer Discretionary	19.39%
Short-Term Investment & Securities Lending Collateral	16.05%
Financial Services	14.08%
Producer Durables	6.82%
Energy	6.20%
Materials & Processing	5.78%
Multi-Industry	1.59%
Consumer Staples	1.28%
Utilities	1.19%
Autos & Transportation	0.91%

114.00%
Other Assets & Liabilities, Net	(14.00%)

100.00%

(b)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2004	708	$74,190
Call Options Written	1751	217,486
Call Options Exercised	(595)	(63,043)
Call Options Expired	(977)	(105,673)
Call Options Repurchased	(887)	(122,960)

Outstanding, December 31, 2005	—	$—

See Notes to Financial Statements	See explanation of symbols and items, if any, on C-86

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.09%

Financial Services - 98.09%

ACE Ltd (Cayman)	74,100	$3,959,904
American International Group Inc	18,500	1,262,255
Anglo Irish Bank Corp PLC (Ireland)	45,600	692,095
Aon Corp	61,200	2,200,140
Bank of America Corp	89,524	4,131,533
Capital One Financial Corp	31,300	2,704,320
Citigroup Inc	90,350	4,384,685
Cullen/Frost Bankers Inc †	20,300	1,089,704
Fannie Mae	90,600	4,422,186
Federated Investors Inc ‘B’	49,850	1,846,444
Fifth Third Bancorp	56,000	2,112,320
Franklin Resources Inc	3,900	366,639
Freddie Mac	52,600	3,437,410
Genworth Financial Inc ‘A’	38,800	1,341,704
H&R Block Inc	48,700	1,195,585
Hudson City Bancorp Inc	60,600	734,472
JPMorgan Chase & Co	128,372	5,095,085
Lehman Brothers Holdings Inc	12,300	1,576,491
Marsh & McLennan Cos Inc	79,200	2,515,392
MBIA Inc	27,600	1,660,416
Merrill Lynch & Co Inc	63,800	4,321,174
Morgan Stanley	69,500	3,943,430
North Fork Bancorp Inc	47,350	1,295,496
Prudential Financial Inc	21,700	1,588,223
State Street Corp	23,500	1,302,840
SunTrust Banks Inc	11,700	851,292
The Bank of New York Co Inc	123,400	3,930,290
The Hartford Financial Services Group Inc	47,100	4,045,419
The PMI Group Inc †	46,700	1,917,969
The St. Paul Travelers Cos Inc	35,431	1,582,703
U.S. Bancorp	53,000	1,584,170
UBS AG (NYSE) (Switzerland)	13,100	1,246,465
Wachovia Corp	57,200	3,023,592
Wells Fargo & Co	32,500	2,041,975
Zions Bancorp	9,700	732,932

		80,136,750

Total Common Stocks (Cost $70,815,341)		80,136,750

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.96%

Repurchase Agreement - 1.96%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $1,601,605; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $1,633,076)	$1,601,000	1,601,000

Total Short-Term Investment (Cost $1,601,000)		1,601,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.05% (Cost $72,416,341)		81,737,750

	Shares

SECURITIES LENDING COLLATERAL - 2.65%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $2,163,743)	2,163,743	2,163,743

TOTAL INVESTMENTS - 102.70% (Cost $74,580,084)		83,901,493

OTHER ASSETS & LIABILITIES, NET - (2.70%)		(2,202,873)

NET ASSETS - 100.00%		$81,698,620

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	98.09%
Short-Term Investment & Securities Lending Collateral	4.61%

102.70%
Other Assets & Liabilities, Net	(2.70%)

100.00%

See Notes to Financial Statements	See explanation of symbols and items, if any, on C-86

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 96.52%

Autos & Transportation - 1.24%

Navistar International Corp * †	44,400	$1,270,728
Union Pacific Corp	51,371	4,135,879
United Parcel Service Inc ‘B’	120,400	9,048,060

		14,454,667

Consumer Discretionary - 12.11%

Allied Waste Industries Inc * †	466,400	4,076,336
Amazon.com Inc * †	62,000	2,923,300
AutoNation Inc * †	387,900	8,429,067
Avon Products Inc	265,200	7,571,460
Carnival Corp (Panama)	35,900	1,919,573
Clear Channel Communications Inc	83,400	2,622,930
Cooper Industries Ltd ‘A’ (Bermuda)	111,900	8,168,700
Costco Wholesale Corp	64,500	3,190,815
Dollar Tree Stores Inc * †	376,000	9,001,440
Entercom Communications Corp * †	15,800	468,786
Expedia Inc * †	236,999	5,678,496
Google Inc ‘A’ *	20,100	8,338,686
IAC/InterActiveCorp * †	236,999	6,709,442
Las Vegas Sands Corp * †	122,800	4,846,916
Leggett & Platt Inc	229,200	5,262,432
Lowe’s Cos Inc	176,000	11,732,160
McDonald’s Corp	190,500	6,423,660
Monster Worldwide Inc *	42,600	1,738,932
Omnicom Group Inc	56,100	4,775,793
RadioShack Corp	254,100	5,343,723
Starwood Hotels & Resorts Worldwide Inc	54,300	3,467,598
Target Corp	98,300	5,403,551
The DIRECTV Group Inc *	88,434	1,248,688
Time Warner Inc	578,250	10,084,680
Williams-Sonoma Inc *	198,400	8,560,960
Yahoo! Inc *	80,900	3,169,662

		141,157,786

Consumer Staples - 7.06%

Altria Group Inc	133,700	9,990,064
Anheuser-Busch Cos Inc	41,000	1,761,360
Campbell Soup Co	583,900	17,382,703
Kraft Foods Inc ‘A’ †	182,300	5,129,922
PepsiCo Inc	442,900	26,166,532
Sysco Corp	115,600	3,589,380
The Coca-Cola Co	99,000	3,990,690
The Pepsi Bottling Group Inc †	178,900	5,118,329
The Procter & Gamble Co	158,000	9,145,040

		82,274,020

Energy - 3.06%

Arch Coal Inc †	35,100	2,790,450
Baker Hughes Inc	141,800	8,618,604
BJ Services Co	199,400	7,311,998
Plains Exploration & Production Co *	105,300	4,183,569
The Williams Cos Inc	220,300	5,104,351
Weatherford International Ltd * (Bermuda)	210,800	7,630,960

		35,639,932

Financial Services - 16.83%

American International Group Inc	110,850	7,563,295
AmeriCredit Corp * †	361,400	9,262,682
Assurant Inc	75,400	3,279,146
Capital One Financial Corp	69,500	6,004,800
Everest Re Group Ltd (Bermuda)	7,300	732,555
Fifth Third Bancorp	39,000	1,471,080
General Growth Properties Inc	147,630	6,937,134
Golden West Financial Corp	75,200	4,963,200
Hudson City Bancorp Inc †	218,200	2,644,584
JPMorgan Chase & Co	719,524	28,557,908
RenaissanceRe Holdings Ltd † (Bermuda)	89,700	3,956,667
SLM Corp	1,157,000	63,739,130
The Chubb Corp	85,700	8,368,605
The Hartford Financial Services Group Inc	80,100	6,879,789
Washington Mutual Inc	510,000	22,185,000
Wells Fargo & Co	241,500	15,173,445
XL Capital Ltd ‘A’ (Cayman)	66,200	4,460,556

		196,179,576

Health Care - 16.32%

Allergan Inc	232,190	25,067,232
AmerisourceBergen Corp	133,600	5,531,040
AstraZeneca PLC ADR † (United Kingdom)	922,600	44,838,360
Baxter International Inc	173,000	6,513,450
DaVita Inc * †	155,700	7,884,648
Endo Pharmaceuticals Holdings Inc * †	129,900	3,930,774
Forest Laboratories Inc *	711,300	28,935,684
ImClone Systems Inc * †	57,100	1,955,104
IVAX Corp * †	87,100	2,728,843
Lincare Holdings Inc *	181,600	7,610,856
McKesson Corp	136,700	7,052,353
Medco Health Solutions Inc *	126,400	7,053,120
Medtronic Inc	115,300	6,637,821
Millennium Pharmaceuticals Inc *	590,200	5,724,940
Omnicare Inc †	72,800	4,165,616
Sepracor Inc * †	122,800	6,336,480
Teva Pharmaceutical Industries Ltd ADR † (Israel)	194,900	8,382,649
UnitedHealth Group Inc	41,580	2,583,781
WellPoint Inc *	90,800	7,244,932

		190,177,683

Integrated Oils - 5.25%

Chevron Corp	90,690	5,148,471
Exxon Mobil Corp	281,200	15,795,004
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	212,200	13,048,178
Royal Dutch Shell PLC ‘B’ ADR † (United Kingdom)	63,615	4,105,076
Schlumberger Ltd (Netherlands)	138,100	13,416,415
Transocean Inc * (Cayman)	138,200	9,631,158

		61,144,302

Materials & Processing - 5.62%

Air Products & Chemicals Inc	97,500	5,771,025
Alcoa Inc	113,400	3,353,238
American Standard Cos Inc	502,900	20,090,855
Barrick Gold Corp (Canada)	112,000	3,121,440
Fluor Corp	140,500	10,855,030
Huntsman Corp * †	78,600	1,353,492
International Paper Co	122,100	4,103,781
Methanex Corp (Canada)	252,500	4,731,850
Potash Corp of Saskatchewan Inc (Canada)	52,200	4,187,484
The Dow Chemical Co	182,400	7,992,768

		65,560,963

Multi-Industry - 4.55%

General Electric Co	1,292,400	45,298,620
Tyco International Ltd (Bermuda)	270,000	7,792,200

		53,090,820

Producer Durables - 5.83%

American Tower Corp ‘A’ *	315,800	8,558,180
Applied Materials Inc	251,900	4,519,086
Danaher Corp	158,200	8,824,396
Illinois Tool Works Inc †	132,400	11,649,876
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	91,400	3,689,818
KLA-Tencor Corp	78,900	3,892,137

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Lexmark International Inc ‘A’ *	107,100	$4,801,293
The Boeing Co	117,200	8,232,128
Thermo Electron Corp *	206,900	6,233,897
United Technologies Corp	134,800	7,536,668

		67,937,479

Technology - 12.53%

Accenture Ltd ‘A’ † (Bermuda)	204,900	5,915,463
Adobe Systems Inc	369,700	13,664,112
Affiliated Computer Services Inc ‘A’ * †	217,200	12,853,896
Altera Corp *	226,300	4,193,339
Cisco Systems Inc *	808,900	13,848,368
Dell Inc *	177,800	5,332,222
Flextronics International Ltd * † (Singapore)	950,200	9,920,088
Freescale Semiconductor Inc ‘A’ * †	190,100	4,788,619
Hewlett-Packard Co	109,800	3,143,574
Intel Corp	215,700	5,383,872
International Rectifier Corp * †	126,100	4,022,590
Jabil Circuit Inc *	199,400	7,395,746
JDS Uniphase Corp * †	1,292,100	3,049,356
Microsoft Corp	895,500	23,417,325
QUALCOMM Inc	83,600	3,601,488
SAP AG ADR † (Germany)	332,000	14,963,240
Seagate Technology * † (Cayman)	274,800	5,493,252
Silicon Laboratories Inc * †	136,300	4,996,758

		145,983,308

Utilities - 6.12%

Cablevision Systems Corp ‘A’ *	125,909	2,955,084
Exelon Corp	55,700	2,959,898
Kinder Morgan Inc	117,427	10,797,413
Kinder Morgan Management LLC *	120,045	5,457,246
MDU Resources Group Inc	68,000	2,226,320
Qwest Communications International Inc * †	1,226,500	6,929,725
Sprint Nextel Corp	1,090,200	25,467,072
The AES Corp *	455,100	7,204,233
Verizon Communications Inc	243,500	7,334,220

		71,331,211

Total Common Stocks (Cost $977,536,528)		1,124,931,747

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.47%

Repurchase Agreement - 3.47%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $40,471,283; collateralized by U.S. Treasury Notes: 3.500% due 05/31/07 and market value $2,481,305 and 3.625% due 06/30/07 and market value $38,787,059)	$40,456,000	40,456,000

Total Short-Term Investment (Cost $40,456,000)		40,456,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.99% (Cost $1,017,992,528)		1,165,387,747

	Shares
SECURITIES LENDING COLLATERAL - 10.39%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $121,123,686)	121,123,686	121,123,686

TOTAL INVESTMENTS - 110.38% (Cost $1,139,116,214)		1,286,511,433

OTHER ASSETS & LIABILITIES, NET - (10.38%)		(121,007,694)

NET ASSETS - 100.00%		$1,165,503,739

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	16.83%
Health Care	16.32%
Short-Term Investment & Securities Lending Collateral	13.86%
Technology	12.53%
Consumer Discretionary	12.11%
Consumer Staples	7.06%
Utilities	6.12%
Producer Durables	5.83%
Materials & Processing	5.62%
Integrated Oils	5.25%
Multi-Industry	4.55%
Energy	3.06%
Autos & Transportation	1.24%

110.38%
Other Assets & Liabilities, Net	(10.38%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.81%

Autos & Transportation - 1.10%

United Parcel Service Inc ‘B’	45,700	$3,434,355

Consumer Discretionary - 22.25%

Amazon.com Inc *	73,800	3,479,670
Avon Products Inc	129,200	3,688,660
Carnival Corp (Panama)	22,200	1,187,034
CCE Spinco Inc *	5,325	69,758
Clear Channel Communications Inc	42,600	1,339,770
Cooper Industries Ltd ‘A’ (Bermuda)	12,900	941,700
Dollar Tree Stores Inc *	95,000	2,274,300
eBay Inc *	59,800	2,586,350
Expedia Inc *	77,200	1,849,712
Google Inc ‘A’ *	29,800	12,362,828
IAC/InterActiveCorp * †	47,100	1,333,401
Las Vegas Sands Corp * †	112,900	4,456,163
Leggett & Platt Inc †	31,200	716,352
Lowe’s Cos Inc	121,900	8,125,854
Monster Worldwide Inc *	40,400	1,649,128
Omnicom Group Inc	26,700	2,272,971
Starwood Hotels & Resorts Worldwide Inc	7,500	478,950
Target Corp	63,200	3,474,104
The Walt Disney Co	31,700	759,849
Time Warner Inc	267,410	4,663,630
VeriSign Inc *	21,100	462,512
Viacom Inc ‘B’ *	71,800	2,340,680
Williams-Sonoma Inc *	59,100	2,550,165
Yahoo! Inc *	168,500	6,601,830

		69,665,371

Consumer Staples - 4.94%

Altria Group Inc	54,400	4,064,768
PepsiCo Inc	130,300	7,698,124
Sysco Corp	96,000	2,980,800
The Coca-Cola Co	17,900	721,549

		15,465,241

Energy - 1.88%

Baker Hughes Inc	31,900	1,938,882
Weatherford International Ltd * (Bermuda)	109,400	3,960,280

		5,899,162

Financial Services - 7.77%

American International Group Inc	69,300	4,728,339
AmeriCredit Corp * †	18,900	484,407
Automatic Data Processing Inc	31,800	1,459,302
Capital One Financial Corp	7,400	639,360
Fannie Mae	48,200	2,352,642
Freddie Mac	34,500	2,254,575
JPMorgan Chase & Co	42,100	1,670,949
SLM Corp	124,600	6,864,214
Washington Mutual Inc	57,600	2,505,600
Wells Fargo & Co	21,600	1,357,128

		24,316,516

Health Care - 21.06%

Allergan Inc	23,800	2,569,448
AmerisourceBergen Corp	43,600	1,805,040
Amylin Pharmaceuticals Inc * †	61,000	2,435,120
AstraZeneca PLC ADR (United Kingdom)	156,900	7,625,340
Baxter International Inc	45,400	1,709,310
DaVita Inc *	58,700	2,972,568
Eli Lilly & Co	11,100	628,149
Forest Laboratories Inc *	210,900	8,579,412
Genentech Inc *	8,500	786,250
ImClone Systems Inc * †	196,900	6,741,856
IVAX Corp * †	69,900	2,189,967
Lincare Holdings Inc *	26,000	1,089,660
McKesson Corp	50,500	2,605,295
Medco Health Solutions Inc *	58,400	3,258,720
Medtronic Inc	52,500	3,022,425
Millennium Pharmaceuticals Inc * †	356,500	3,458,050
Omnicare Inc	25,600	1,464,832
Protein Design Labs Inc * †	29,500	838,390
Sepracor Inc * †	73,700	3,802,920
Teva Pharmaceutical Industries Ltd ADR † (Israel)	148,900	6,404,189
WellPoint Inc *	24,600	1,962,834

		65,949,775

Integrated Oils - 1.69%

Schlumberger Ltd (Netherlands)	54,600	5,304,390

Materials & Processing - 2.16%

American Standard Cos Inc †	54,400	2,173,280
Fluor Corp	59,600	4,604,696

		6,777,976

Multi-Industry - 2.25%

General Electric Co	200,600	7,031,030

Producer Durables - 7.59%

Agilent Technologies Inc *	28,986	964,944
American Tower Corp ‘A’ *	44,400	1,203,240
Applied Materials Inc	243,880	4,375,207
Cymer Inc * †	21,800	774,118
Danaher Corp †	86,500	4,824,970
Illinois Tool Works Inc	56,300	4,953,837
KLA-Tencor Corp	81,200	4,005,596
Teradyne Inc *	38,400	559,488
United Technologies Corp	37,900	2,118,989

		23,780,389

Technology - 23.65%

Accenture Ltd ‘A’ (Bermuda)	85,100	2,456,837
Adobe Systems Inc	54,200	2,003,232
Affiliated Computer Services Inc ‘A’ *	81,100	4,799,498
Altera Corp *	411,500	7,625,095
Applied Micro Circuits Corp * †	155,300	399,121
Brocade Communications Systems Inc *	121,700	495,319
Cisco Systems Inc *	511,130	8,750,546
Corning Inc *	88,600	1,741,876
Dell Inc *	21,100	632,789
Flextronics International Ltd * † (Singapore)	248,900	2,598,516
Freescale Semiconductor Inc ‘A’ * †	74,700	1,881,693
Intel Corp	77,600	1,936,896
International Rectifier Corp * †	128,100	4,086,390
Jabil Circuit Inc *	83,600	3,100,724
JDS Uniphase Corp *	320,000	755,200
Juniper Networks Inc *	76,800	1,712,640
Linear Technology Corp	57,600	2,077,632
Maxim Integrated Products Inc	32,900	1,192,296
Microsoft Corp	199,100	5,206,465
NAVTEQ Corp * †	31,100	1,364,357
PMC-Sierra Inc * †	107,200	826,512
QUALCOMM Inc	88,000	3,791,040
SanDisk Corp *	101,300	6,363,666
SAP AG ADR (Germany)	74,200	3,344,194
Silicon Laboratories Inc * †	63,000	2,309,580
Xilinx Inc	103,100	2,599,151

		74,051,265

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
Utilities - 2.47%

Cablevision Systems Corp ‘A’ *	41,600	$976,352
Kinder Morgan Inc	7,300	671,235
Sprint Nextel Corp	202,800	4,737,408
The AES Corp *	84,500	1,337,635

		7,722,630

Total Common Stocks (Cost $280,441,794)		309,398,100

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.25%

Repurchase Agreement - 1.25%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $3,915,479; collateralized by U.S. Treasury Notes: 3.625% due 06/30/07 and market value $3,992,489)	$3,914,000	3,914,000

Total Short-Term Investment (Cost $3,914,000)		3,914,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.06% (Cost $284,355,794)		313,312,100

	Shares
SECURITIES LENDING COLLATERAL - 12.83%

State Street Navigator Securities Lending Prime Portfolio 4.224% r	40,175,971	40,175,971
(Cost $40,175,971)

TOTAL INVESTMENTS - 112.89% (Cost $324,531,765)		353,488,071

OTHER ASSETS & LIABILITIES, NET - (12.89%)		(40,360,369)

NET ASSETS - 100.00%		$313,127,702

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Technology	23.65%
Consumer Discretionary	22.25%
Health Care	21.06%
Short-Term Investment & Securities Lending Collateral	14.08%
Financial Services	7.77%
Producer Durables	7.59%
Consumer Staples	4.94%
Utilities	2.47%
Multi-Industry	2.25%
Materials & Processing	2.16%
Energy	1.88%
Integrated Oils	1.69%
Autos & Transportation	1.10%

112.89%
Other Assets & Liabilities, Net	(12.89%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
MUTUAL FUND - 99.80%

American Funds Insurance Series® Growth-Income Fund - Class 2	20,521,993	$782,298,383

TOTAL INVESTMENTS - 99.80% (Cost $739,598,757)		782,298,383

OTHER ASSETS & LIABILITIES, NET - 0.20%		1,566,428

NET ASSETS - 100.00%		$783,864,811

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	99.80%
Other Assets & Liabilities, Net	0.20%

100.00%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
MUTUAL FUND - 99.86%

American Funds Insurance Series® Growth Fund - Class 2	18,368,928	$1,083,399,366

TOTAL INVESTMENTS - 99.86% (Cost $949,574,890)		1,083,399,366

OTHER ASSETS & LIABILITIES, NET - 0.14%		1,493,034

NET ASSETS - 100.00%		$1,084,892,400

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	99.86%
Other Assets & Liabilities, Net	0.14%

100.00%

American Funds Growth-Income and American Funds Growth Portfolios (the “Feeder Portfolios”) invest substantially all of their assets in Class 2 shares of the American Funds Growth-Income Fund and American Funds Growth Fund, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

\

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.04%

Consumer Discretionary - 18.87%

eBay Inc *	59,820	$2,587,215
Electronic Arts Inc *	10,730	561,286
Google Inc ‘A’ *	15,310	6,351,507
IAC/InterActiveCorp *	42,500	1,203,175
Kenexa Corp * †	33,831	713,834
Koninklijke Philips Electronics NV ‘NY’ (Netherlands)	7,610	236,671
Netflix Inc * †	81,910	2,216,485
VeriSign Inc *	29,900	655,408
VistaPrint Ltd * (Bermuda)	94,480	2,149,798
XM Satellite Radio Holdings Inc ‘A’ * †	61,540	1,678,811
Yahoo! Inc *	102,410	4,012,424

		22,366,614

Energy - 1.13%

Evergreen Solar Inc * †	125,740	1,339,131

Financial Services - 3.07%

DST Systems Inc *	14,300	856,713
Euronet Worldwide Inc * †	13,630	378,914
Global Payments Inc	25,900	1,207,199
Huron Consulting Group Inc * †	29,967	718,908
Kronos Inc * †	11,460	479,716

		3,641,450

Health Care - 2.20%

Combinatorx Inc *	113,355	927,244
Gen-Probe Inc *	13,700	668,423
Panacos Pharmaceuticals Inc * †	94,650	655,924
Salix Pharmaceuticals Ltd * †	20,250	355,995

		2,607,586

Materials & Processing - 3.05%

Ceradyne Inc * †	49,920	2,186,496
HouseValues Inc * †	109,671	1,429,013

		3,615,509

Producer Durables - 4.81%

American Tower Corp ‘A’ *	75,701	2,051,497
ATMI Inc * †	31,830	890,285
Crown Castle International Corp *	38,730	1,042,224
FEI Co * †	26,500	508,005
SBA Communications Corp ‘A’ * †	67,550	1,209,145

		5,701,156

Technology - 51.04%

Accenture Ltd ‘A’ (Bermuda)	19,570	564,986
Adobe Systems Inc	25,466	941,231
Advanced Micro Devices Inc *	34,090	1,043,154
Affiliated Computer Services Inc ‘A’ *	12,820	758,688
Amdocs Ltd * (United Kingdom)	30,620	842,050
Apple Computer Inc *	15,490	1,113,576
ASML Holding NV ‘NY’ * † (Netherlands)	35,470	712,238
ATI Technologies Inc * † (Canada)	70,420	1,196,436
Autodesk Inc	13,920	597,864
Broadcom Corp ‘A’ *	96,140	4,533,001
Business Objects SA ADR * † (France)	17,720	716,065
Check Point Software Technologies Ltd * (Israel)	34,300	689,430
Citrix Systems Inc *	31,860	916,931
Cognizant Technology Solutions Corp ‘A’ *	46,690	2,350,841
Computer Sciences Corp *	12,760	646,166
Comverse Technology Inc *	47,220	1,255,580
Conexant Systems Inc * †	265,190	599,329
CSR PLC * (United Kingdom)	73,010	1,175,737
Electronics for Imaging Inc * †	67,073	1,784,812
Embarcadero Technologies Inc *	46,110	335,681
FormFactor Inc *	2,891	70,627
Freescale Semiconductor Inc ‘A’ *	42,100	1,060,499
Harris Corp	17,000	731,170
Hittite Microwave Corp * †	52,003	1,203,349
Informatica Corp * †	31,700	380,400
Infosys Technologies Ltd ADR † (India)	9,560	773,022
Intel Corp	94,270	2,352,979
International Business Machines Corp	3,480	286,056
Intersil Corp ‘A’	36,920	918,570
Marvell Technology Group Ltd * (Bermuda)	48,490	2,719,804
McAfee Inc *	17,690	479,930
Mentor Graphics Corp * †	35,870	370,896
Micros Systems Inc *	9,769	472,038
Microsemi Corp *	31,210	863,269
M-Systems Flash Disk Pioneers Ltd * (Israel)	8,540	282,845
NAVTEQ Corp *	41,231	1,808,804
NetLogic Microsystems Inc * †	53,280	1,451,347
Nokia OYJ ADR (Finland)	90,400	1,654,320
Novatel Inc * (Canada)	37,010	1,021,846
NVIDIA Corp *	35,580	1,300,805
Oracle Corp *	75,570	922,710
QLogic Corp *	22,270	723,998
Quest Software Inc * †	17,790	259,556
Rackable Systems Inc * †	20,875	594,520
Samsung Electronics Co Ltd GDR ~ (South Korea)	5,570	1,815,615
SanDisk Corp *	30,970	1,945,535
SAP AG ADR (Germany)	28,720	1,294,410
SiRF Technology Holdings Inc * †	65,932	1,964,774
Supertex Inc *	20,400	902,700
Symantec Corp *	41,894	733,145
Synaptics Inc * †	34,230	846,166
Synopsys Inc *	41,820	838,909
Transaction Systems Architects Inc *	12,381	356,449
Trident Microsystems Inc * †	37,720	678,960
Trimble Navigation Ltd *	53,870	1,911,846
Westell Technologies Inc ‘A’ * †	25,040	112,680
Wind River Systems Inc *	108,410	1,601,216

		60,479,561

Utilities - 13.87%

America Movil SA de CV ‘L’ ADR (Mexico)	94,880	2,776,189
Cablevision Systems Corp ‘A’ *	39,480	926,595
Chunghwa Telecom Co Ltd ADR (Taiwan)	42,520	780,242
Consolidated Communications Holdings Inc †	38,410	498,946
Dobson Communications Corp ‘A’ * †	244,120	1,830,900
Iowa Telecommunications Services Inc †	20,020	310,110
iPCS Inc *	15,390	742,567
Leap Wireless International Inc *	23,490	889,801
Millicom International Cellular SA * (Luxembourg)	99,140	2,660,918
NII Holdings Inc *	52,500	2,293,200
Telemig Celular Participacoes SA ADR † (Brazil)	9,740	384,146
Verizon Communications Inc	58,230	1,753,888
VimpelCom ADR * † (Russia)	13,170	582,509

		16,430,011

Total Common Stocks (Cost $103,840,153)		116,181,018

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.48%

Repurchase Agreement - 1.48%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $1,753,662; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $1,788,847)	$1,753,000	$1,753,000

Total Short-Term Investment (Cost $1,753,000)		1,753,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.52% (Cost $105,593,153)		117,934,018

	Shares
SECURITIES LENDING COLLATERAL - 22.49%

State Street Navigator Securities Lending Prime Portfolio 4.224% ⌂ (Cost $26,648,324)	26,648,324	26,648,324

TOTAL INVESTMENTS - 122.01% (Cost $132,241,477)		144,582,342

OTHER ASSETS & LIABILITIES, NET - (22.01%)		(26,084,748)

NET ASSETS - 100.00%		$118,497,594

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Technology	51.04%
Short-Term Investment & Securities Lending Collateral	23.97%
Consumer Discretionary	18.87%
Utilities	13.87%
Producer Durables	4.81%
Financial Services	3.07%
Materials & Processing	3.05%
Health Care	2.20%
Energy	1.13%

122.01%
Other Assets & Liabilities, Net	(22.01%)

100.00%

(b)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2004	—	$—
Call Options Written	796	87,595
Call Options Expired	(153)	(13,525)
Call Options Repurchased	(643)	(74,070)

Outstanding, December 31, 2005	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2005

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES - 52.09%

Collateralized Mortgage Obligations - 27.53%

Bear Stearns Alt-A Trust
4.699% due 04/25/34 " §	$2,919,652	$2,924,027
4.729% due 01/25/35 " §	8,465,293	8,390,170
Countrywide Alternative Loan Trust
4.639% due 12/25/35 " §	14,445,525	14,434,950
4.640% due 02/25/36 " §	14,400,000	14,399,784
4.670% due 11/20/35 " §	9,937,130	9,947,757
4.679% due 12/25/35 " §	14,933,929	14,950,602
4.690% due 11/20/35 " §	17,810,753	17,835,403
4.700% due 11/20/35 " §	17,937,453	17,970,063
Countrywide Home Loan Mortgage Pass-Through Trust
3.935% due 08/25/33 " §	305,111	307,502
CS First Boston Mortgage Securities Corp
4.859% due 01/25/33 " §	2,007,070	2,013,411
CS First Boston Mortgage Securities Corp (IO)
1.592% due 11/15/36 ~ " §	20,941,952	1,088,081
1.818% due 05/15/38 ~ " §	20,985,698	1,170,853
5.500% due 04/25/33 -
06/25/33 " ±	738,811	44,362
5.750% due 05/25/33 "	378,777	17,809
Downey Savings & Loan Association Mortgage Loan Trust
4.660% due 10/19/45 " §	10,902,258	10,862,599
Fannie Mae
5.000% due 01/25/25 "	14,181,000	14,149,001
5.329% due 10/25/31 " §	8,084,427	8,264,074
6.500% due 08/25/08 "	3,555,000	3,609,969
8.000% due 10/25/19 "	90,990	90,998
Fannie Mae Grantor Trust
4.204% due 11/28/35 " §	13,902,806	13,906,395
Freddie Mac
5.000% due 12/15/26 "	15,355,843	15,339,025
6.000% due 12/15/08 -
07/15/15 " ±	1,130,002	1,132,365
6.500% due 09/15/09 -
10/15/09 " ±	2,730,885	2,750,884
7.000% due 09/15/30 "	5,474,533	5,670,491
8.500% due 12/15/15 "	519,057	522,144
Harborview Mortgage Loan Trust
4.610% due 01/19/36 " §	4,963,952	4,963,952
4.620% due 01/19/36 " §	17,912,411	17,912,411
4.680% due 11/19/35 " §	3,947,123	3,952,827
4.710% due 06/20/35 " §	5,698,107	5,695,793
Impac CMB Trust
4.629% due 09/25/35 " §	9,453,837	9,453,837
4.749% due 11/25/34 " §	9,359,469	9,376,841
4.769% due 10/25/34 " §	5,485,162	5,497,295
Impac Secured Assets CMN Owner Trust
4.630% due 03/25/36 " §	12,500,000	12,500,000
4.779% due 11/25/34 " §	5,481,361	5,495,850
Lehman XS Trust
4.640% due 02/25/36 " §	13,500,000	13,500,000
4.679% due 11/25/35 " §	11,766,961	11,783,798
MASTR Adjustable Rate Mortgages Trust
4.759% due 11/25/34 " §	1,814,109	1,820,489
5.037% due 09/25/34 " §	2,934,185	2,959,859
Merrill Lynch Mortgage Investors Inc
4.397% due 07/25/33 " §	3,521,499	3,525,076
MortgageIT Trust
4.639% due 12/25/35 " §	5,917,719	5,922,129
Prudential Commercial Mortgage Trust (IO)
1.515% due 02/11/36 ~ " §	40,327,230	2,159,692
Sequoia Mortgage Trust
4.690% due 11/20/34 " §	5,347,918	5,350,303
Structured Adjustable Rate Mortgage Loan Trust
4.455% due 05/25/34 " §	5,508,138	5,467,470
4.655% due 02/25/34 " §	693,382	700,476
4.719% due 08/25/35 " §	3,336,752	3,330,822
4.726% due 06/25/34 " §	9,312,607	9,143,300
4.995% due 03/25/34 " §	1,713,847	1,715,509
5.141% due 02/25/35 " §	2,955,258	2,939,039
Structured Asset Securities Corp
4.700% due 11/25/33 " §	2,964,568	2,948,371
5.000% due 07/25/33 " §	1,418,381	1,388,246
Washington Mutual Inc
4.639% due 11/25/45 " §	17,804,934	17,869,198
4.640% due 12/25/45 " §	15,000,000	15,000,000
4.669% due 07/25/45 -
10/25/45 " § ±	39,957,683	39,902,552
4.699% due 08/25/45 " §	11,531,006	11,551,553
Washington Mutual Inc (IO)
0.490% due 02/25/34 " §	10,286,544	70,890
1.181% due 01/25/08 " §	4,195,803	66,817
Washington Mutual MSC Mortgage Pass-Through Certificates
7.000% due 03/25/34 "	4,769,095	4,857,702
Wells Fargo Mortgage-Backed Securities Trust
4.979% due 10/25/35 " §	12,767,865	12,736,240

		433,351,055

Fannie Mae - 16.17%

3.469% due 08/01/33 " §	15,949,650	15,483,485
3.473% due 04/01/34 " §	14,802,390	14,638,540
3.715% due 05/01/33 " §	1,155,743	1,150,322
3.964% due 12/01/33 " §	16,667,595	16,328,124
4.000% due 11/01/13 "	13,532,029	13,096,353
4.238% due 05/01/33 " §	8,398,822	8,284,385
4.263% due 12/01/34 " §	4,135,357	4,068,771
4.280% due 03/01/35 " §	4,771,858	4,670,778
4.350% due 01/01/33 " §	2,789,870	2,777,482
4.517% due 04/01/35 " §	7,497,099	7,441,800
4.575% due 04/01/35 " §	4,323,278	4,266,568
4.596% due 07/01/35 " §	14,774,992	14,536,355
4.612% due 07/01/35 " §	12,452,958	12,369,525
4.617% due 02/01/33 " §	6,199,508	6,190,127
4.647% due 01/01/35 " §	8,138,805	8,075,854
4.734% due 04/01/33 " §	2,780,345	2,758,755
4.746% due 08/01/35 " §	14,741,312	14,587,313
4.757% due 05/01/35 " §	15,496,546	15,423,307
4.795% due 10/01/34 " §	12,826,430	12,753,592
4.854% due 06/01/33 " §	5,345,820	5,311,072
4.888% due 07/01/35 " §	11,300,032	11,190,921
5.120% due 06/01/35 " §	8,931,713	8,854,998
5.500% due 03/01/18 -
12/01/18 " ±	22,285,022	22,444,147
6.000% due 01/01/18 "	15,327,296	15,672,509
6.500% due 05/01/33 "	7,453,185	7,649,605
7.000% due 05/01/33 -
06/01/33 " ±	4,210,946	4,393,078

Freddie Mac - 6.80%		254,417,766

4.116% due 04/01/35 " §	13,452,758	13,093,670
4.340% due 03/01/35 " §	4,521,375	4,435,792
4.431% due 02/01/35 " §	6,745,106	6,577,246
4.456% due 06/01/35 " §	28,419,172	28,110,014
4.583% due 08/01/35 " §	12,431,503	12,323,386
4.910% due 09/01/35 " §	14,671,397	14,583,914
5.500% due 02/01/12 -
04/01/18 " ±	10,033,853	10,112,317
6.000% due 04/01/33 "	15,286,812	15,462,237
6.500% due 12/01/32 "	2,277,700	2,339,628

		107,038,204

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Government National Mortgage Association - 1.59%

4.250% due 07/20/34 " §	$15,812,450	$15,588,813
4.500% due 09/20/34 " §	9,511,812	9,443,258

		25,032,071

Total Mortgage-Backed Securities (Cost $826,853,203)		819,839,096

ASSET-BACKED SECURITIES - 6.84%

AmeriCredit Automobile Receivables Trust
2.140% due 12/06/07 "	1,495,792	1,494,937
4.460% due 04/12/09 "	8,713,389	8,710,952
4.470% due 05/06/10 "	15,500,000	15,418,310
5.010% due 07/14/08 "	1,424,474	1,425,427
Capital One Auto Finance Trust
1.830% due 10/15/07 "	475,222	474,607
Countrywide Home Equity Loan Trust
4.589% due 12/15/29 " §	4,619,633	4,634,255
4.589% due 04/15/30 " §	4,289,498	4,294,735
4.609% due 05/15/28 " §	3,668,068	3,672,937
4.609% due 02/15/30 " §	11,504,024	11,522,383
4.629% due 10/15/28 " §	3,372,424	3,377,975
4.629% due 06/15/29 " §	2,664,921	2,666,942
4.651% due 02/15/36 " §	15,000,000	15,000,000
4.719% due 03/15/29 " §	5,967,212	5,986,058
CPS Auto Trust
2.688% due 04/15/10 ~ "	8,610,226	8,451,480
First Auto Receivables Group Trust
1.965% due 12/15/07 ~ "	370,568	370,380
Household Home Equity Loan Trust
4.720% due 09/20/33 " §	4,865,878	4,883,030
Merrill Lynch Mortgage Investors Inc
4.729% due 07/25/35 " §	9,800,100	9,821,187
Residential Asset Mortgage Products Inc
4.629% due 02/25/34 " §	3,146,946	3,152,325
Triad Auto Receivables Owner Trust
2.480% due 03/12/08 "	2,380,643	2,370,975

Total Asset-Backed Securities (Cost $108,110,163)		107,728,896

U.S. GOVERNMENT AGENCY ISSUES - 35.89%

Fannie Mae
2.100% due 04/19/06	11,000,000	10,920,272
2.500% due 07/16/07	15,580,000	15,070,113
2.530% due 04/07/06	20,000,000	19,893,040
2.550% due 04/13/07	8,400,000	8,173,822
3.010% due 06/02/06	12,000,000	11,923,104
3.050% due 10/13/06	29,000,000	28,642,227
3.150% due 03/08/07	23,650,000	23,220,138
3.250% due 06/28/06	30,974,000	30,777,191
3.250% due 07/12/06	16,000,000	15,889,680
3.550% due 01/12/07	25,000,000	24,702,325
3.550% due 11/16/07	13,574,000	13,292,475
3.650% due 10/27/06	14,854,000	14,730,697
4.000% due 07/25/08	10,000,000	9,832,360
Federal Farm Credit Bank
3.650% due 12/03/07	8,000,000	7,847,576
Federal Home Loan Bank
2.010% due 03/17/06	7,000,000	6,963,376
2.250% due 07/28/06	10,000,000	9,869,230
2.300% due 08/30/06	13,600,000	13,396,816
2.720% due 10/26/06	5,500,000	5,413,622
2.970% due 09/17/07	10,000,000	9,717,930
3.000% due 10/19/06	4,000,000	3,947,556
3.015% due 05/23/06	11,000,000	10,934,682
3.030% due 06/12/08	19,000,000	18,268,044
3.050% due 11/24/06	4,500,000	4,434,120
3.375% due 02/15/07	16,315,000	16,073,685
3.663% due 09/07/07 §	22,000,000	21,965,240
3.790% due 11/28/08	5,000,000	4,872,530
3.800% due 12/22/06	9,680,000	9,594,022
4.000% due 12/03/07 §	32,500,000	31,905,802
4.125% due 10/26/07	15,000,000	14,847,525
4.875% due 02/15/07	31,000,000	31,034,286
5.375% due 02/15/07	5,000,000	5,033,460
Freddie Mac
2.270% due 04/28/06	17,000,000	16,875,628
2.550% due 04/19/07	14,000,000	13,617,058
3.000% due 04/25/07	10,000,000	9,780,610
3.800% due 12/27/06	7,000,000	6,936,671
4.125% due 04/02/07	10,200,000	10,124,092
4.480% due 09/19/08	30,000,000	29,702,670
4.500% due 04/18/07	10,000,000	9,952,880
6.750% due 05/30/06	7,800,000	7,861,097
7.100% due 04/10/07	6,705,000	6,896,716

Total U.S. Government Agency Issues (Cost $568,217,566)		564,934,368

U.S. TREASURY OBLIGATIONS - 1.92%

U.S. Treasury Inflation Protected Securities - 1.42%

1.875% due 07/15/15 † ^	22,631,432	22,263,695

U.S. Treasury Strips - 0.50%

0.000% due 08/15/21	1,000,000	486,245
0.000% due 11/15/22 †	14,000,000	6,415,150
0.000% due 02/15/25 †	2,400,000	992,880

		7,894,275

Total U.S. Treasury Obligations (Cost $30,558,617)		30,157,970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 2.43%

Repurchase Agreements - 2.43%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $813,307; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $831,536)	$813,000	$813,000

UBS Securities Inc 3.450% due 01/03/06 (Dated 12/30/05, repurchase price of $37,514,375; collateralized by U.S. Treasury Bonds: 8.750% due 08/15/20 and market value $38,253,111)	37,500,000	37,500,000

		38,313,000

Total Short-Term Investments (Cost $38,313,000)		38,313,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.17% (Cost $1,572,052,549)		1,560,973,330

	Shares
SECURITIES LENDING COLLATERAL - 1.84%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $28,940,688)	28,940,688	28,940,688

TOTAL INVESTMENTS - 101.01% (Cost $1,600,993,237)		1,589,914,018

OTHER ASSETS & LIABILITIES, NET - (1.01%)		(15,853,907)

NET ASSETS - 100.00%		$1,574,060,111

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	52.09%
U.S. Government Agency Issues	35.89%
Asset-Backed Securities	6.84%
Short-Term Investments & Securities Lending Collateral	4.27%
U.S. Treasury Obligations	1.92%

101.01%
Other Assets & Liabilities, Net	(1.01%)

100.00%

(b)	The amount of $2,900,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (03/06)	761	$761,000,000	($162,722)
Eurodollar (06/06)	744	744,000,000	(104,497)
Eurodollar (09/06)	659	659,000,000	24,431
Eurodollar (12/06)	383	383,000,000	6,442
Eurodollar (03/07)	433	433,000,000	22,478
Eurodollar (06/07)	525	525,000,000	(29,816)
Eurodollar (09/07)	410	410,000,000	45,999
Eurodollar (12/07)	30	30,000,000	648

Short Futures Outstanding

10-Year Interest Rate Swap (03/06)	293	29,300,000	(265,649)
U.S. Treasury 5-Year Notes (03/06)	559	55,900,000	(133,259)
U.S. Treasury 10-Year Notes (03/06)	474	47,400,000	(366,254)
U.S. Treasury 30-Year Bonds (03/06)	30	3,000,000	(49,068)

			($1,011,267)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
CONCENTRATED GROWTH PORTFOLIO (Formerly I-Net Tollkeeper PortfolioSM)
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 99.63%

Consumer Discretionary - 36.13%

Carnival Corp (Panama)	19,220	$1,027,693
Cendant Corp	68,830	1,187,318
Clear Channel Communications Inc	18,344	576,919
Electronic Arts Inc *	24,730	1,293,626
Google Inc ‘A’ *	2,810	1,165,757
Harrah’s Entertainment Inc	27,540	1,963,327
Lowe’s Cos Inc	22,920	1,527,847
Target Corp	13,440	738,797
The McGraw-Hill Cos Inc	58,740	3,032,746
Time Warner Inc	53,480	932,691
Univision Communications Inc ‘A’ *	73,550	2,161,634
Viacom Inc ‘B’ *	59,918	1,953,327
Westwood One Inc †	10,420	169,846

		17,731,528

Consumer Staples - 5.84%

PepsiCo Inc	34,550	2,041,214
Wm. Wrigley Jr. Co †	12,380	823,146

		2,864,360

Financial Services - 19.32%

American Express Co	17,130	881,510
First Data Corp	63,410	2,727,264
Freddie Mac	54,150	3,538,702
Moody’s Corp	12,680	778,806
The Charles Schwab Corp	105,850	1,552,820

		9,479,102

Health Care - 12.22%

Caremark Rx Inc *	29,720	1,539,199
Medco Health Solutions Inc *	19,720	1,100,376
Medtronic Inc	20,900	1,203,213
Stryker Corp †	26,410	1,173,396
Zimmer Holdings Inc *	14,570	982,601

		5,998,785

Integrated Oils - 7.80%

Schlumberger Ltd (Netherlands)	26,800	2,603,620
Suncor Energy Inc (Canada)	19,380	1,223,459

		3,827,079

Producer Durables - 3.87%

American Tower Corp ‘A’ *	39,190	1,062,049
Crown Castle International Corp * †	31,150	838,246

		1,900,295

Technology - 14.45%

Cisco Systems Inc *	70,980	1,215,178
Dell Inc *	34,560	1,036,454
Linear Technology Corp	26,280	947,920
Microsoft Corp	85,020	2,223,273
QUALCOMM Inc	38,660	1,665,473

		7,088,298

Total Common Stocks (Cost $46,075,801)		48,889,447

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.35%

Repurchase Agreement - 0.35%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $171,065; collateralized by U.S. Treasury Notes: 2.250% due 04/30/06 and market value $174,563)	$171,000	171,000

Total Short-Term Investment (Cost $171,000)		171,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.98% (Cost $46,246,801)		49,060,447

	Shares
SECURITIES LENDING COLLATERAL - 4.01%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $1,968,426)	1,968,426	1,968,426

TOTAL INVESTMENTS - 103.99% (Cost $48,215,227)		51,028,873

OTHER ASSETS & LIABILITIES, NET - (3.99%)		(1,957,629)

NET ASSETS - 100.00%		$49,071,244

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	36.13%
Financial Services	19.32%
Technology	14.45%
Health Care	12.22%
Integrated Oils	7.80%
Consumer Staples	5.84%
Short-Term Investment & Securities Lending Collateral	4.36%
Producer Durables	3.87%

103.99%
Other Assets & Liabilities, Net	(3.99%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
PREFERRED STOCKS - 0.34%

Financial Services - 0.34%

Fannie Mae	97,150	$5,318,962

Total Preferred Stocks (Cost $4,857,500)		5,318,962

COMMON STOCKS - 97.39%

Autos & Transportation - 8.38%

Bayerische Motoren Werke AG † (Germany)	334,652	14,659,126
C.H. Robinson Worldwide Inc	609,610	22,573,858
Canadian National Railway Co (Canada)	551,462	44,111,485
FedEx Corp	223,800	23,138,682
Harley-Davidson Inc †	193,000	9,937,570
Union Pacific Corp	221,140	17,803,982

		132,224,703

Consumer Discretionary - 21.14%

Amazon.com Inc * †	113,105	5,332,901
Best Buy Co Inc	260,102	11,309,235
eBay Inc *	203,955	8,821,054
Electronic Arts Inc *	407,525	21,317,633
Google Inc ‘A’ *	37,380	15,507,467
Harman International Industries Inc	116,450	11,394,632
IAC/InterActiveCorp *	494,785	14,007,363
Lamar Advertising Co ‘A’ * †	250,510	11,558,531
Liberty Global Inc ‘A’ *	407,366	9,165,735
Liberty Global Inc ‘C’ * †	407,366	8,636,159
Liberty Media Corp ‘A’ *	1,919,602	15,107,268
Lowe’s Cos Inc	261,425	17,426,590
LVMH Moet Hennessy Louis Vuitton SA † (France)	301,994	26,832,550
Marvel Entertainment Inc * †	439,337	7,196,340
Nike Inc ‘B’	294,265	25,539,259
R.R. Donnelley & Sons Co	312,050	10,675,230
Staples Inc	1,048,195	23,804,508
Starwood Hotels & Resorts Worldwide Inc	433,095	27,657,447
Univision Communications Inc ‘A’ *	296,235	8,706,347
Yahoo! Inc *	1,367,990	53,597,848

		333,594,097

Consumer Staples - 4.51%

Dean Foods Co *	283,080	10,660,793
The Procter & Gamble Co	728,370	42,158,056
Whole Foods Market Inc †	236,140	18,274,875

		71,093,724

Energy - 2.38%

Apache Corp	164,940	11,301,689
BJ Services Co	570,935	20,936,186
Reliant Energy Inc * †	514,095	5,305,460

		37,543,335

Financial Services - 11.57%

American International Group Inc	190,590	13,003,956
Automatic Data Processing Inc	258,755	11,874,267
Berkshire Hathaway Inc ‘B’ *	15,186	44,578,503
Chicago Mercantile Exchange Holdings Inc	10,155	3,731,861
Citigroup Inc	261,795	12,704,911
Fannie Mae	290,610	14,184,674
JPMorgan Chase & Co	1,342,483	53,283,150
NewAlliance Bancshares Inc †	796,749	11,584,730
The Goldman Sachs Group Inc	137,460	17,555,017

		182,501,069

Health Care - 17.37%

Aetna Inc	175,170	16,520,283
Caremark Rx Inc *	629,550	32,604,394
Celgene Corp * †	325,760	21,109,248
Coventry Health Care Inc *	448,910	25,569,914
Eli Lilly & Co	390,495	22,098,112
Manor Care Inc †	327,345	13,018,511
Merck & Co Inc	361,785	11,508,381
Neurocrine Biosciences Inc * †	106,800	6,699,564
Roche Holding AG (Switzerland)	390,011	58,558,784
Sanofi-Aventis † (France)	132,675	11,623,415
UnitedHealth Group Inc	880,550	54,717,377

		274,027,983

Integrated Oils - 5.27%

Amerada Hess Corp	75,405	9,562,862
BP PLC ADR (United Kingdom)	452,645	29,068,862
EnCana Corp (Canada)	406,790	18,370,636
Exxon Mobil Corp	465,535	26,149,101

		83,151,461

Materials & Processing - 2.71%

Delta & Pine Land Co	230,835	5,311,513
Givaudan SA † (Switzerland)	21,750	14,739,451
POSCO (South Korea)	53,465	10,684,009
Syngenta AG * (Switzerland)	73,793	9,181,656
Syngenta AG ADR * (Switzerland)	111,435	2,775,846

		42,692,475

Multi-Industry - 4.64%

General Electric Co	1,510,000	52,925,500
Smiths Group PLC (United Kingdom)	1,131,859	20,369,295

		73,294,795

Producer Durables - 1.15%

Lockheed Martin Corp	286,620	18,237,631

Technology - 16.98%

Adobe Systems Inc	324,510	11,993,890
Advanced Micro Devices Inc *	571,540	17,489,124
Apple Computer Inc *	25,275	1,817,020
Check Point Software Technologies Ltd * (Israel)	303,320	6,096,732
Cisco Systems Inc *	1,475,915	25,267,665
Corning Inc *	597,885	11,754,419
Dell Inc *	370,685	11,116,843
Hewlett-Packard Co	789,065	22,590,931
Maxim Integrated Products Inc	572,805	20,758,453
Microsoft Corp	1,768,110	46,236,076
Motorola Inc	645,050	14,571,680
Oracle Corp *	968,125	11,820,806
Samsung Electronics Co Ltd (South Korea)	42,550	27,739,477
Texas Instruments Inc	1,206,370	38,688,286

		267,941,402

Utilities - 1.29%

Comcast Corp Special ‘A’ *	303,350	7,793,062
Nextel Partners Inc ‘A’ * †	448,325	12,526,200

		20,319,262

Total Common Stocks (Cost $1,192,279,600)		1,536,621,937

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.73%

Commercial Paper - 1.73%

UBS Finance LLC DE 3.750% due 01/03/06	$27,300,000	$27,294,312

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $103,039; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $109,544)	103,000	103,000

Total Short-Term Investments (Cost $27,397,312)		27,397,312

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.46% (Cost $1,224,534,412)		1,569,338,211

	Shares
SECURITIES LENDING COLLATERAL - 7.20%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $113,577,079)	113,577,079	113,577,079

TOTAL INVESTMENTS - 106.66% (Cost $1,338,111,491)		1,682,915,290

OTHER ASSETS & LIABILITIES, NET - (6.66%)		(105,071,217)

NET ASSETS - 100.00%		$1,577,844,073

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	21.14%
Health Care	17.37%
Technology	16.98%
Financial Services	11.91%
Short-Term Investments & Securities Lending Collateral	8.93%
Autos & Transportation	8.38%
Integrated Oils	5.27%
Multi-Industry	4.64%
Consumer Staples	4.51%
Materials & Processing	2.71%
Energy	2.38%
Utilities	1.29%
Producer Durables	1.15%

106.66%
Other Assets & Liabilities, Net	(6.66%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Forward foreign currency contracts outstanding as of December 31, 2005 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	CHF	16,635,000	01/06	$509,192
Sell	CHF	16,300,000	02/06	743,019
Sell	EUR	6,000,000	01/06	252,271
Sell	EUR	7,300,000	02/06	476,321
Sell	EUR	1,600,000	05/06	(3,025)
Sell	KRW	2,300,000,000	02/06	(69,582)
Sell	KRW	8,800,000,000	05/06	(285,310)

				$1,622,886

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
PREFERRED STOCKS - 3.47%

Autos & Transportation - 1.00%

America Latina Logistica SA (Brazil)	36,300	$1,548,529

Materials & Processing - 2.37%

Caemi Mineracao e Metalurgica SA (Brazil)	2,501,460	3,647,940

Utilities - 0.10%

Universo Online SA * (Brazil)	18,800	158,389

Total Preferred Stocks (Cost $3,971,033)		5,354,858

COMMON STOCKS - 90.65%

Autos & Transportation - 4.06%

Alexander & Baldwin Inc †	53,270	2,889,365
FedEx Corp	32,610	3,371,548

		6,260,913

Consumer Discretionary - 19.59%

Alberto-Culver Co	44,110	2,018,033
CoStar Group Inc * †	82,644	3,567,741
Expedia Inc * †	117,995	2,827,160
Focus Media Holding Ltd ADR * † (Cayman)	131,140	4,428,598
IAC/InterActiveCorp * †	192,584	5,452,053
Liberty Global Inc ‘A’ *	46,920	1,055,700
LVMH Moet Hennessy Louis Vuitton SA (France)	34,876	3,098,777
Submarino SA * (Brazil)	70,920	1,258,684
Tempur-Pedic International Inc * †	225,295	2,590,892
VistaPrint Ltd * (Bermuda)	27,475	625,166
Yahoo! Inc *	83,640	3,277,015

		30,199,819

Consumer Staples - 2.51%

Davide Campari-Milano SPA (Italy)	523,633	3,874,538

Energy - 1.72%

EOG Resources Inc	36,125	2,650,491

Financial Services - 17.82%

Assurant Inc	101,040	4,394,230
Banco Nossa Caixa SA (Brazil)	131,000	1,955,224
CapitalSource Inc †	299,230	6,702,752
Chicago Mercantile Exchange Holdings Inc	11,005	4,044,227
MarketAxess Holdings Inc * †	174,065	1,989,563
National Financial Partners Corp †	135,455	7,118,160
Universal American Financial Corp * †	84,035	1,267,248

		27,471,404

Health Care - 23.59%

Celgene Corp * †	115,430	7,479,864
Dade Behring Holdings Inc	278,680	11,395,225
Intuitive Surgical Inc *	28,630	3,357,440
Roche Holding AG (Switzerland)	30,364	4,559,048
Taro Pharmaceutical Industries Ltd * † (Israel)	75,465	1,054,246
Teva Pharmaceutical Industries Ltd ADR † (Israel)	79,610	3,424,026
United Therapeutics Corp * †	42,540	2,940,365
UnitedHealth Group Inc	34,666	2,154,177

		36,364,391

Integrated Oils - 1.13%

Amerada Hess Corp	13,725	1,740,605

Materials & Processing - 3.50%

Arcelor Brasil SA (Brazil)	371,952	4,453,931
Cia Siderurgica Nacional SA ADR † (Brazil)	43,918	939,845

		5,393,776

Producer Durables - 4.51%

ABB Ltd * (Switzerland)	337,452	3,274,238
Desarrolladora Homex SA de CV ADR * † (Mexico)	66,850	2,050,958
KB Home	22,305	1,620,681

		6,945,877

Technology - 8.78%

ADTRAN Inc †	71,625	2,130,128
MIPS Technologies Inc * †	106,465	604,721
NAVTEQ Corp *	59,305	2,601,710
Research In Motion Ltd * (Canada)	43,915	2,898,829
Texas Instruments Inc	69,785	2,238,005
Trimble Navigation Ltd * †	86,060	3,054,270

		13,527,663

Utilities - 3.44%

America Movil SA de CV ‘L’ ADR (Mexico)	103,315	3,022,997
Jupiter Telecommunications Co Ltd * (Japan)	2,852	2,275,603

		5,298,600

Total Common Stocks (Cost $115,044,198)		139,728,077

	Principal
	Amount
SHORT-TERM INVESTMENTS - 5.55%

U.S. Government Agency Issue - 5.51%

Federal Home Loan Bank 3.400% due 01/03/06	$8,500,000	8,498,394

Repurchase Agreement - 0.04%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $57,022; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $60,298)	57,000	57,000

Total Short-Term Investments (Cost $8,555,394)		8,555,394

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.67% (Cost $127,570,625)		153,638,329

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 20.09%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $30,961,999)	30,961,999	$30,961,999

TOTAL INVESTMENTS - 119.76% (Cost $158,532,624)		184,600,328

OTHER ASSETS & LIABILITIES, NET - (19.76%)		(30,458,692)

NET ASSETS - 100.00%		$154,141,636

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments & Securities Lending Collateral	25.64%
Health Care	23.59%
Consumer Discretionary	19.59%
Financial Services	17.82%
Technology	8.78%
Materials & Processing	5.87%
Autos & Transportation	5.06%
Producer Durables	4.51%
Utilities	3.54%
Consumer Staples	2.51%
Energy	1.72%
Integrated Oils	1.13%

119.76%
Other Assets & Liabilities, Net	(19.76%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 93.56%

Financial Services - 3.52%

CIGNA Corp	45,900	$5,127,030

Health Care - 90.04%

Abbott Laboratories	76,900	3,032,167
Acusphere Inc * †	97,300	519,582
Alcon Inc † (Switzerland)	13,700	1,775,520
Alexion Pharmaceuticals Inc * †	59,000	1,194,750
American Pharmaceutical Partners Inc * †	41,700	1,617,543
Amgen Inc *	49,800	3,927,228
Andrx Corp * †	145,900	2,402,973
Aspreva Pharmaceuticals Corp * † (Canada)	56,700	891,324
Avanir Pharmaceuticals ‘A’ * †	633,399	2,178,892
Barrier Therapeutics Inc * †	31,900	261,580
Bausch & Lomb Inc	28,000	1,901,200
BioMarin Pharmaceutical Inc * †	151,600	1,634,248
Cardinal Health Inc †	26,300	1,808,125
Caremark Rx Inc *	72,100	3,734,059
Celgene Corp * †	70,100	4,542,480
Cephalon Inc * †	23,700	1,534,338
Cerner Corp * †	50,400	4,581,864
Community Health Systems Inc * †	61,600	2,361,744
Conor Medsystems Inc * †	9,100	176,085
Cortex Pharmaceuticals Inc * †	56,800	129,504
Covance Inc *	32,800	1,592,440
DaVita Inc * †	13,500	683,640
Dov Pharmaceutical Inc * †	62,900	923,372
DURECT Corp * †	64,900	329,043
Genentech Inc *	31,700	2,932,250
Gilead Sciences Inc *	89,100	4,689,333
Guidant Corp	15,200	984,200
Impax Laboratories Inc *	203,600	2,178,520
INAMED Corp *	25,200	2,209,536
Inhibitex Inc *	39,500	331,800
Ipsen SA * ~ (France)	48,300	1,367,796
IVAX Corp * †	85,300	2,672,449
Keryx Biopharmaceuticals Inc * †	107,900	1,579,656
KV Pharmaceutical Co ‘A’ * †	67,400	1,388,440
McKesson Corp	88,300	4,555,397
Medco Health Solutions Inc *	27,400	1,528,920
Medicis Pharmaceutical Corp ‘A’ †	29,000	929,450
MGI PHARMA Inc * †	225,800	3,874,728
Myogen Inc * †	105,200	3,172,832
Novartis AG ADR † (Switzerland)	71,100	3,731,328
Nuvelo Inc *	90,600	734,766
NxStage Medical Inc *	32,900	393,484
Omnicare Inc †	77,500	4,434,550
Onyx Pharmaceuticals Inc * †	162,300	4,667,748
Panacos Pharmaceuticals Inc * †	138,300	958,419
Progenics Pharmaceuticals Inc * †	79,500	1,988,295
Regeneron Pharmaceuticals Inc * †	144,100	2,298,395
ResMed Inc * †	27,800	1,065,018
Roche Holding AG ADR (Switzerland)	46,200	3,458,121
Sanofi-Aventis ADR † (France)	78,300	3,437,370
Sepracor Inc * †	16,500	851,400
Shire PLC ADR † (United Kingdom)	69,000	2,676,510
Somaxon Pharmaceuticals Inc *	117,100	1,165,145
St. Jude Medical Inc *	46,900	2,354,380
Sybron Dental Specialties Inc * †	32,200	1,281,882
Telik Inc * †	93,300	1,585,167
Teva Pharmaceutical Industries Ltd ADR † (Israel)	36,200	1,556,962
UnitedHealth Group Inc	57,200	3,554,408
Vertex Pharmaceuticals Inc * †	95,700	2,648,019
WellCare Health Plans Inc * †	51,300	2,095,605
WellPoint Inc *	50,400	4,021,416
Xenoport Inc * †	102,700	1,846,546

		130,933,942

Total Common Stocks (Cost $113,717,971)		136,060,972

	Principal
	Amount
SHORT-TERM INVESTMENTS - 6.48%

Commercial Paper - 6.48%

American Express Co 3.952% due 01/03/06	$2,122,000	2,122,000
Citigroup Inc 4.002% due 01/03/06	7,300,000	7,300,000

		9,422,000

Total Short-Term Investments (Cost $9,422,000)		9,422,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.04% (Cost $123,139,971)		145,482,972

	Shares
SECURITIES LENDING COLLATERAL - 24.23%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $35,232,692)	35,232,692	35,232,692

TOTAL INVESTMENTS - 124.27% (Cost $158,372,663)		180,715,664

OTHER ASSETS & LIABILITIES, NET - (24.27%)		(35,291,114)

NET ASSETS - 100.00%		$145,424,550

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Health Care	90.04%
Short-Term Investments & Securities Lending Collateral	30.71%
Financial Services	3.52%

124.27%
Other Assets & Liabilities, Net	(24.27%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2004	—	$—
Call Options Written	41	4,157
Call Options Repurchased	(41)	(4,157)

Outstanding, December 31, 2005	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 95.70%

Autos & Transportation - 4.92%

Laidlaw International Inc †	2,594,900	$60,279,527
Norfolk Southern Corp	955,900	42,852,997
Southwest Airlines Co	2,009,900	33,022,657

		136,155,181

Consumer Discretionary - 29.06%

ARAMARK Corp ‘B’ †	2,692,700	74,803,206
Belo Corp ‘A’ †	2,174,700	46,560,327
Brinker International Inc	743,700	28,751,442
CDW Corp	730,100	42,031,857
Dex Media Inc †	3,201,900	86,739,471
Dollar Tree Stores Inc *	2,448,900	58,626,666
Expedia Inc * †	2,646,700	63,414,932
Foot Locker Inc †	1,358,800	32,054,092
GTECH Holdings Corp †	853,000	27,074,220
Liz Claiborne Inc	1,659,100	59,428,962
Republic Services Inc	1,162,400	43,648,120
Royal Caribbean Cruises Ltd † (Liberia)	1,046,100	47,137,266
Sears Holdings Corp * †	255,400	29,506,393
Service Corp International †	5,650,600	46,221,908
The Stanley Works †	1,112,300	53,434,892
Westwood One Inc	3,938,900	64,204,070

		803,637,824

Consumer Staples - 2.06%

The Pepsi Bottling Group Inc	1,993,400	57,031,174

Energy - 4.70%

Baker Hughes Inc	525,900	31,964,202
BJ Services Co	862,700	31,635,209
The Williams Cos Inc	2,863,100	66,338,027

		129,937,438

Financial Services - 19.64%

AmSouth Bancorp	1,140,000	29,879,400
City National Corp	381,900	27,664,836
DST Systems Inc * †	564,200	33,801,222
Federated Investors Inc ‘B’	774,300	28,680,072
Health Care Property Investors Inc †	1,065,400	27,231,624
Hudson City Bancorp Inc	3,564,400	43,200,528
Jefferson-Pilot Corp †	1,031,600	58,728,988
Mellon Financial Corp	1,277,900	43,768,075
MGIC Investment Corp †	625,800	41,190,156
PartnerRe Ltd † (Bermuda)	670,500	44,031,735
Protective Life Corp	1,637,200	71,660,244
RenaissanceRe Holdings Ltd † (Bermuda)	663,900	29,284,629
Trizec Properties Inc	1,169,000	26,793,480
Willis Group Holdings Ltd † (Bermuda)	1,007,500	37,217,050

		543,132,039

Health Care - 4.05%

Laboratory Corp of America Holdings *	1,100,900	59,283,465
Triad Hospitals Inc *	1,347,400	52,858,502

		112,141,967

Integrated Oils - 1.17%

GlobalSantaFe Corp † (Cayman)	673,400	32,424,210

Materials & Processing - 11.08%

Ball Corp	1,173,700	46,619,364
Cabot Corp †	1,734,100	62,080,780
Celanese Corp ‘A’ †	1,986,000	37,972,320
Louisiana-Pacific Corp	2,076,800	57,049,696
Pactiv Corp *	1,049,200	23,082,400
Rohm & Haas Co	550,600	26,660,052
Temple-Inland Inc	1,180,800	52,958,880

		306,423,492

Multi-Industry - 1.88%

Fortune Brands Inc	667,900	52,109,558

Producer Durables - 2.23%

Dover Corp	1,524,300	61,718,907

Technology - 11.34%

Arrow Electronics Inc *	1,327,300	42,513,419
Avaya Inc * †	7,357,800	78,507,726
BEA Systems Inc *	4,910,500	46,158,700
Flextronics International Ltd * (Singapore)	1,351,700	14,111,748
Ingram Micro Inc ‘A’ *	2,842,300	56,647,039
Solectron Corp *	5,548,600	20,307,876
Vishay Intertechnology Inc * †	4,026,400	55,403,264

		313,649,772

Utilities - 3.57%

Alltel Corp	603,113	38,056,430
Citizens Communications Co †	4,963,400	60,702,382

		98,758,812

Total Common Stocks (Cost $2,425,524,063)		2,647,120,374

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.74%

Repurchase Agreement - 5.74%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $158,834,982; collateralized by U.S. Treasury Notes: 3.500% due 05/31/07 and market value $55,291,999 and 4.375% due 05/15/07 and market value $106,662,491)	$158,775,000	158,775,000

Total Short-Term Investment (Cost $158,775,000)		158,775,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 101.44% (Cost $2,584,299,063)		2,805,895,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.37%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $203,817,720)	203,817,720	$203,817,720

TOTAL INVESTMENTS - 108.81% (Cost $2,788,116,783)		3,009,713,094

OTHER ASSETS & LIABILITIES, NET - (8.81%)		(243,752,245)

NET ASSETS - 100.00%		$2,765,960,849

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	29.06%
Financial Services	19.64%
Short-Term Investment & Securities Lending Collateral	13.11%
Technology	11.34%
Materials & Processing	11.08%
Autos & Transportation	4.92%
Energy	4.70%
Health Care	4.05%
Utilities	3.57%
Producer Durables	2.23%
Consumer Staples	2.06%
Multi-Industry	1.88%
Integrated Oils	1.17%

108.81%
Other Assets & Liabilities, Net	(8.81%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.04%

Belgium - 1.97%

InBev NV	910,500	$39,635,698

Denmark - 2.04%

Danske Bank AS	1,166,800	41,102,761

Finland - 4.26%

Nokia OYJ	4,686,000	85,712,408

France - 12.48%

AXA †	1,450,128	46,799,921
Sanofi-Aventis †	461,890	40,465,341
Societe Generale †	532,900	65,550,227
Total SA †	251,495	63,181,170
Vivendi Universal SA †	1,122,800	35,172,657

		251,169,316

Germany - 4.96%

Schering AG †	555,000	37,156,818
Siemens AG †	732,800	62,785,154

		99,941,972

Ireland - 1.94%

Allied Irish Banks PLC	1,821,000	39,150,627

Italy - 5.19%

ENI SPA	2,314,835	64,210,383
Sanpaolo IMI SPA †	2,581,300	40,369,580

		104,579,963

Japan - 13.92%

Canon Inc †	1,069,000	62,543,774
Hoya Corp	649,200	23,340,043
Kao Corp	2,173,000	58,224,276
Mitsubishi UFJ Financial Group Inc	4,600	62,407,258
Nomura Holdings Inc	3,845,000	73,682,113

		280,197,464

Netherlands - 3.82%

Heineken NV	1,715,140	54,377,981
TNT NV	719,000	22,472,208

		76,850,189

Switzerland - 17.00%

Compagnie Financiere Richemont AG ‘A’	1,131,600	49,258,034
Credit Suisse Group	1,290,500	65,799,247
Nestle SA	206,330	61,708,223
Novartis AG	742,600	39,021,750
Swiss Reinsurance Co	580,700	42,512,340
UBS AG (LI)	667,000	63,499,639
Zurich Financial Services AG *	96,400	20,541,075

		342,340,308

United Kingdom - 30.46%

Barclays PLC	6,729,200	70,738,626
BP PLC	5,487,300	58,438,805
Cadbury Schweppes PLC	3,992,497	37,745,421
Diageo PLC	3,700,187	53,634,663
GlaxoSmithKline PLC	3,167,376	80,052,222
HSBC Holdings PLC (LI)	4,552,500	73,077,482
Imperial Tobacco Group PLC	1,534,700	45,864,355
Royal Dutch Shell PLC ‘A’	1,858,620	56,726,560
Tesco PLC	6,024,800	34,361,977
Unilever PLC	3,992,500	39,600,094
Vodafone Group PLC	29,215,200	63,081,871

		613,322,076

Total Common Stocks (Cost $1,561,139,351)		1,974,002,782

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.18%

Repurchase Agreement - 2.18%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $43,812,545; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $28,869,749 and 4.375% due 05/15/07 and market value $15,803,153)	$43,796,000	43,796,000

Total Short-Term Investment (Cost $43,796,000)		43,796,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.22% (Cost $1,604,935,351)		2,017,798,782

	Shares
SECURITIES LENDING COLLATERAL - 17.87%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $359,734,835)	359,734,835	359,734,835

TOTAL INVESTMENTS - 118.09% (Cost $1,964,670,186)		2,377,533,617

OTHER ASSETS & LIABILITIES, NET - (18.09%)		(364,292,385)

NET ASSETS - 100.00%		$2,013,241,232

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	35.03%
Short-Term Investment & Securities Lending Collateral	20.05%
Consumer Staples	18.22%
Health Care	9.77%
Integrated Oils	8.86%
Technology	7.36%
Consumer Discretionary	7.08%
Multi-Industry	4.28%
Energy	3.19%
Utilities	3.13%
Autos & Transportation	1.12%

118.09%
Other Assets & Liabilities, Net	(18.09%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 95.30%

Autos & Transportation - 1.08%

FedEx Corp	9,500	$982,205

Consumer Discretionary - 18.80%

Aeropostale Inc * †	18,720	492,336
Apollo Group Inc ‘A’ *	14,980	905,691
CarMax Inc * †	34,290	949,147
Carnival Corp (Panama)	10,320	551,810
CDW Corp	23,350	1,344,260
Electronic Arts Inc *	16,300	852,653
Family Dollar Stores Inc	37,860	938,549
Grupo Televisa SA ADR † (Mexico)	4,770	383,985
Harman International Industries Inc	5,450	533,283
ITT Educational Services Inc *	11,550	682,720
Kohl’s Corp *	20,120	977,832
Nike Inc ‘B’	15,510	1,346,113
PETsMART Inc	38,690	992,785
Staples Inc	19,140	434,669
Strayer Education Inc †	4,690	439,453
The Estee Lauder Cos Inc ‘A’	27,160	909,317
The Walt Disney Co	56,280	1,349,032
Viacom Inc ‘B’ *	27,744	904,454
Wal-Mart Stores Inc	34,140	1,597,752
Yahoo! Inc *	11,820	463,108

		17,048,949

Consumer Staples - 1.76%

CVS Corp	15,560	411,095
Nestle SA (Switzerland)	1,550	463,567
PepsiCo Inc	12,240	723,139

		1,597,801

Energy - 3.43%

Arch Coal Inc †	5,900	469,050
BJ Services Co	13,510	495,412
Devon Energy Corp	18,750	1,172,625
National Oilwell Varco Inc *	7,510	470,877
NRG Energy Inc * †	10,630	500,886

		3,108,850

Financial Services - 14.98%

ACE Ltd (Cayman)	8,440	451,034
Affiliated Managers Group Inc * †	5,660	454,215
American Express Co	17,990	925,765
American International Group Inc	13,810	942,256
Bank of America Corp	30,614	1,412,836
Berkshire Hathaway Inc ‘B’ *	310	910,005
Conseco Inc *	44,350	1,027,590
Franklin Resources Inc	4,770	448,428
JPMorgan Chase & Co	48,550	1,926,950
Mellon Financial Corp	41,069	1,406,613
SLM Corp	17,680	973,991
The PNC Financial Services Group Inc	29,160	1,802,963
The St. Paul Travelers Cos Inc	20,110	898,314

		13,580,960

Health Care - 18.11%

Abbott Laboratories	24,890	981,413
Advanced Medical Optics Inc *	20,990	877,382
Amgen Inc *	9,660	761,788
Eli Lilly & Co	27,260	1,542,643
Gen-Probe Inc *	9,520	464,481
Genzyme Corp *	8,126	575,158
Gilead Sciences Inc *	17,670	929,972
Johnson & Johnson	38,200	2,295,820
Medtronic Inc	16,660	959,116
Millipore Corp *	10,800	713,232
Roche Holding AG (Switzerland)	6,130	920,398
St. Jude Medical Inc *	11,230	563,746
Tenet Healthcare Corp * †	119,760	917,362
Wyeth	74,350	3,425,304
Zimmer Holdings Inc *	7,290	491,638

		16,419,453

Integrated Oils - 3.54%

Amerada Hess Corp	5,560	705,119
GlobalSantaFe Corp (Cayman)	23,763	1,144,188
Noble Corp † (Cayman)	19,300	1,361,422

		3,210,729

Materials & Processing - 5.63%

BHP Billiton Ltd ADR † (Australia)	28,650	957,483
Cia Vale do Rio Doce ADR (Brazil)	10,420	428,679
Masco Corp	30,910	933,173
Owens-Illinois Inc *	88,300	1,857,832
Praxair Inc	17,590	931,566

		5,108,733

Multi-Industry - 3.04%

3M Co	11,810	915,275
Tyco International Ltd (Bermuda)	63,905	1,844,298

		2,759,573

Producer Durables - 3.68%

Caterpillar Inc	15,880	917,388
Lockheed Martin Corp	15,130	962,722
Northrop Grumman Corp	8,110	487,492
United Technologies Corp	17,280	966,125

		3,333,727

Technology - 19.45%

Amdocs Ltd * (United Kingdom)	35,320	971,300
Cisco Systems Inc *	132,340	2,265,661
Dell Inc *	35,300	1,058,647
EMC Corp *	66,560	906,547
Intel Corp	51,870	1,294,675
Microsoft Corp	34,474	901,495
M-Systems Flash Disk Pioneers Ltd * † (Israel)	14,660	485,539
Nokia OYJ ADR (Finland)	53,200	973,560
Nortel Networks Corp * (Canada)	598,950	1,832,787
Oracle Corp *	145,684	1,778,802
Samsung Electronics Co Ltd GDR ~ (South Korea)	3,450	1,124,573
SanDisk Corp *	9,520	598,046
Sun Microsystems Inc *	258,560	1,083,367
Symantec Corp *	105,132	1,839,818
Xilinx Inc	20,970	528,654

		17,643,471

Utilities - 1.80%

Allegheny Energy Inc *	16,450	520,642
America Movil SA de CV ‘L’ ADR (Mexico)	5,530	161,808
Dominion Resources Inc	6,140	474,008
Exelon Corp	8,900	472,946

		1,629,404

Total Common Stocks (Cost $83,421,998)		86,423,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 4.50%

Commercial Paper - 2.99%

American International Group Funding Inc 4.000% due 01/03/06	$2,706,000	$2,705,399

U.S. Government Agency Issue - 1.51%

Federal Home Loan Bank 3.350% due 01/03/06	1,372,000	1,371,744

Total Short-Term Investments (Cost $4,077,143)		4,077,143

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.80% (Cost $87,499,141)		90,500,998

	Shares
SECURITIES LENDING COLLATERAL - 6.57%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $5,960,405)	5,960,405	5,960,405

TOTAL INVESTMENTS - 106.37% (Cost $93,459,546)		96,461,403

OTHER ASSETS & LIABILITIES, NET - (6.37%)		(5,778,151)

NET ASSETS - 100.00%		$90,683,252

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Technology	19.45%
Consumer Discretionary	18.80%
Health Care	18.11%
Financial Services	14.98%
Short-Term Investments & Securities Lending Collateral	11.07%
Materials & Processing	5.63%
Producer Durables	3.68%
Integrated Oils	3.54%
Energy	3.43%
Multi-Industry	3.04%
Utilities	1.80%
Consumer Staples	1.76%
Autos & Transportation	1.08%

106.37%
Other Assets & Liabilities, Net	(6.37%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 96.43%

Australia - 1.27%

QBE Insurance Group Ltd †	2,659,413	$38,212,478

Austria - 1.37%

Erste Bank der Oesterreichischen Sparkassen AG	740,800	41,264,210

Bermuda - 0.96%

Esprit Holdings Ltd	4,061,500	28,862,362

Brazil - 0.46%

Cia Vale do Rio Doce ADR	339,850	13,981,429

Canada - 1.88%

Canadian National Railway Co	707,850	56,620,922

Cayman - 1.58%

Hutchison Telecommunications International Ltd * †	32,885,000	47,501,757

France - 19.11%

AXA †	2,446,830	78,966,443
Business Objects SA * †	366,250	14,824,828
Credit Agricole SA †	1,637,632	51,591,021
Groupe Danone †	137,190	14,333,429
L’Air Liquide SA †	222,366	42,779,399
L’Air Liquide SA - Registered * +	178,724	34,383,428
LVMH Moet Hennessy Louis Vuitton SA †	586,490	52,110,380
Pernod-Ricard SA †	128,000	22,336,770
Sanofi-Aventis †	692,320	60,652,894
Schneider Electric SA †	1,013,012	90,367,190
Societe Television Francaise 1 †	439,675	12,201,193
Total SA †	310,575	78,023,388
Veolia Environnement †	482,410	21,839,722

		574,410,085

Germany - 2.60%

E.ON AG †	377,580	39,095,915
Schering AG †	582,090	38,970,473

		78,066,388

Hong Kong - 1.68%

CNOOC Ltd †	74,546,000	50,475,131

Hungary - 0.96%

OTP Bank RT GDR	438,220	28,747,232

Indonesia - 0.53%

P.T. Bank Central Asia Tbk	45,870,500	15,865,687

Israel - 0.61%

Check Point Software Technologies Ltd *	910,340	18,297,834

Italy - 3.47%

Assicurazioni Generali SPA	982,000	34,319,486
FASTWEB SPA * †	406,699	18,585,461
UniCredito Italiano SPA †	7,461,640	51,412,675

		104,317,622

Japan - 15.54%

Asahi Glass Co Ltd †	5,265,000	67,991,648
Bridgestone Corp †	2,018,000	42,007,801
Canon Inc †	941,400	55,078,306
Chugai Pharmaceutical Co Ltd †	704,590	15,115,213
Kaneka Corp †	1,644,000	19,864,332
Nintendo Co Ltd	342,000	41,323,610
Nitto Denko Corp	571,500	44,533,726
OMRON Corp	513,400	11,840,828
Ricoh Co Ltd	2,484,000	43,493,959
Shinsei Bank Ltd	6,242,000	36,096,528
Tokyo Gas Co Ltd †	4,620,000	20,527,240
Toyota Motor Corp	1,331,400	69,090,329

		466,963,520

Mexico - 1.19%

Grupo Televisa SA ADR	444,510	35,783,055

Netherlands - 0.69%

Reed Elsevier NV	1,493,720	20,867,198

Poland - 0.41%

Powszechna Kasa Oszczednosci Bank Polski SA	1,379,640	12,316,887

Singapore - 1.22%

Singapore Telecommunications Ltd †	23,320,350	36,607,893

South Korea - 3.30%

Samsung Electronics Co Ltd	152,100	99,158,035

Spain - 2.96%

Banco Bilbao Vizcaya Argentaria SA	3,201,660	57,159,639
Iberdrola SA †	1,163,190	31,797,101

		88,956,740

Sweden - 3.10%

Atlas Copco AB ‘A’ †	1,060,590	23,629,483
Sandvik AB †	1,032,650	48,093,713
Telefonaktiebolaget LM Ericsson ‘B’	6,197,000	21,294,996

		93,018,192

Switzerland - 11.23%

Julius Baer Holding AG †	463,397	32,831,521
Nestle SA	319,644	95,597,650
Roche Holding AG	630,170	94,617,816
Swiss Reinsurance Co	494,650	36,212,724
UBS AG (LI)	820,897	78,150,919

		337,410,630

Thailand - 0.62%

Bangkok Bank PCL	6,688,515	18,749,037

United Kingdom - 19.20%

AstraZeneca PLC	1,114,760	54,258,315
BG Group PLC	4,581,670	45,286,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Diageo PLC	3,390,923	$49,151,844
GlaxoSmithKline PLC	1,721,590	43,511,445
Hilton Group PLC	11,589,008	72,477,408
NEXT PLC	1,538,760	40,637,899
Reckitt Benckiser PLC	3,615,365	119,427,778
Smith & Nephew PLC	3,957,645	36,462,655
Tesco PLC	8,355,840	47,656,882
William Hill PLC	6,108,100	56,275,270
Yell Group PLC	1,275,460	11,773,038

		576,918,727

United States - 0.49%

News Corp ‘B’ CDI	1	17
Synthes Inc	132,130	14,841,435

		14,841,452

Total Common Stocks (Cost $2,460,545,015)		2,898,214,503

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.45%

Commercial Paper - 3.45%

Morgan Stanley 4.200% due 01/03/06	$103,648,000	103,623,815

Total Short-Term Investment (Cost $103,623,815)		103,623,815

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.88% (Cost $2,564,168,830)		3,001,838,318

	Shares
SECURITIES LENDING COLLATERAL - 26.03%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $782,249,198)	782,249,198	782,249,198

TOTAL INVESTMENTS - 125.91% (Cost $3,346,418,028)		3,784,087,516

OTHER ASSETS & LIABILITIES, NET - (25.91%)		(778,747,323)

NET ASSETS - 100.00%		$3,005,340,193

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	29.48%
Financial Services	20.36%
Consumer Discretionary	12.39%
Health Care	11.93%
Consumer Staples	11.60%
Technology	8.78%
Materials & Processing	7.44%
Utilities	6.45%
Integrated Oils	5.78%
Autos & Transportation	5.58%
Producer Durables	5.39%
Multi-Industry	0.73%

125.91%
Other Assets & Liabilities, Net	(25.91%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.01%

Autos & Transportation - 2.34%

United Parcel Service Inc ‘B’ - 0.72%	214,500	$16,119,675
Other Securities - 1.62%		36,235,725

		52,355,400

Consumer Discretionary - 11.80%

The Home Depot Inc - 0.75%	414,550	16,780,984
Time Warner Inc - 0.71%	909,160	15,855,750
Wal-Mart Stores Inc - 1.02%	487,500	22,815,000
Other Securities - 9.32%		208,467,467

		263,919,201

Consumer Staples - 7.65%

Altria Group Inc - 1.35%	404,852	30,250,541
PepsiCo Inc - 0.86%	323,380	19,105,290
The Coca-Cola Co - 0.72%	402,100	16,208,651
The Procter & Gamble Co - 1.69%	654,079	37,858,093
Other Securities - 3.03%		67,719,003

		171,141,578

Energy - 2.75%

Other Securities - 2.75%		61,526,684

Financial Services - 21.81%

American Express Co - 0.55%	240,300	12,365,838
American International Group Inc - 1.53%	502,542	34,288,441
Bank of America Corp - 1.61%	778,144	35,911,346
Citigroup Inc - 2.14%	983,619	47,735,030
JPMorgan Chase & Co - 1.22%	685,182	27,194,874
Merrill Lynch & Co Inc - 0.55%	179,431	12,152,862
Morgan Stanley - 0.53%	210,403	11,938,266
The Goldman Sachs Group Inc - 0.50%	87,600	11,187,396
U.S. Bancorp - 0.47%	353,999	10,581,030
Wachovia Corp - 0.72%	305,932	16,171,566
Wells Fargo & Co - 0.92%	326,905	20,539,441
Other Securities - 11.07%		247,578,650

		487,644,740

Health Care - 12.71%

Abbott Laboratories - 0.53%	301,000	11,868,430
Amgen Inc * - 0.84%	238,940	18,842,809
Eli Lilly & Co - 0.55%	219,600	12,427,164
Johnson & Johnson - 1.55%	576,122	34,624,932
Medtronic Inc - 0.60%	234,500	13,500,165
Merck & Co Inc - 0.61%	430,000	13,678,300
Pfizer Inc - 1.49%	1,427,397	33,286,898
UnitedHealth Group Inc - 0.73%	263,804	16,392,781
Wyeth - 0.54%	259,800	11,968,986
Other Securities - 5.27%		117,760,885

		284,351,350

Integrated Oils - 6.27%

Chevron Corp - 1.11%	436,134	24,759,327
ConocoPhillips - 0.70%	269,632	15,687,190
Exxon Mobil Corp - 3.04%	1,209,978	67,964,464
Schlumberger Ltd (Netherlands) - 0.48%	111,500	10,832,225
Other Securities - 0.94%		20,973,590

		140,216,796

Materials & Processing - 3.40%

Other Securities - 3.40%		76,026,569

Multi-Industry - 5.02%

3M Co - 0.51%	148,200	11,485,500
General Electric Co - 3.22%	2,053,000	71,957,650
Tyco International Ltd (Bermuda) - 0.51%	390,983	11,283,769
Other Securities - 0.78%		17,481,076

		112,207,995

Producer Durables - 4.26%

The Boeing Co - 0.50%	158,961	11,165,421
United Technologies Corp - 0.50%	198,500	11,098,135
Other Securities - 3.26%		72,987,564

		95,251,120

Technology - 13.27%

Apple Computer Inc * - 0.52%	162,600	11,689,314
Cisco Systems Inc * - 0.92%	1,194,516	20,450,114
Dell Inc * - 0.61%	457,600	13,723,424
Hewlett-Packard Co - 0.71%	554,873	15,886,014
Intel Corp - 1.31%	1,173,320	29,286,067
International Business Machines Corp - 1.14%	309,081	25,406,458
Microsoft Corp - 2.09%	1,788,072	46,758,083
Motorola Inc - 0.48%	478,102	10,800,324
QUALCOMM Inc - 0.62%	319,700	13,772,676
Texas Instruments Inc - 0.45%	314,570	10,088,260
Other Securities - 4.42%		98,810,460

		296,671,194

Utilities - 6.73%

AT&T Inc - 0.83%	759,989	18,612,131
Sprint Nextel Corp - 0.59%	568,027	13,269,111
Verizon Communications Inc - 0.72%	535,554	16,130,886
Other Securities - 4.59%		102,583,004

		150,595,132

Total Common Stocks (Cost $2,105,968,197)		2,191,907,759

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.81%

Repurchase Agreement - 1.81%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $40,485,289; collateralized by U.S. Treasury Notes: 3.500% due 05/31/07 and market value $41,280,796)	$40,470,000	40,470,000

Total Short-Term Investment (Cost $40,470,000)		40,470,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.82%
(Cost $2,146,438,197)		2,232,377,759

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.01%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $45,025,625)	45,025,625	$45,025,625

TOTAL INVESTMENTS - 101.83% (Cost $2,191,463,822)		2,277,403,384

OTHER ASSETS & LIABILITIES, NET - (1.83%)		(40,917,564)

NET ASSETS - 100.00%		$2,236,485,820

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.81%
Technology	13.27%
Health Care	12.71%
Consumer Discretionary	11.80%
Consumer Staples	7.65%
Utilities	6.73%
Integrated Oils	6.27%
Multi-Industry	5.02%
Producer Durables	4.26%
Short-Term Investment & Securities Lending Collateral	3.82%
Materials & Processing	3.40%
Energy	2.75%
Autos & Transportation	2.34%

101.83%
Other Assets & Liabilities, Net	(1.83%)

100.00%

(b)	The amount of $2,920,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

S&P 500 (03/06)	138	$43,816,863	($526,620)

(c)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2005.
(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2005

	Shares	Value
WARRANTS - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc * - 0.00% Exp. 02/27/07	362	$—

Total Warrants (Cost $0)		—

COMMON STOCKS - 93.11%

Autos & Transportation - 3.26%

Continental Airlines Inc ‘B’ * † - 0.15%	95,190	2,027,547
Other Securities - 3.11%		42,576,142

		44,603,689

Consumer Discretionary - 16.92%

CNET Networks Inc * † - 0.16%	145,300	2,134,457
Corrections Corp of America * - 0.14%	41,598	1,870,662
Jarden Corp * † - 0.14%	62,175	1,874,576
Pacific Sunwear of California Inc * - 0.14%	76,400	1,903,888
Tractor Supply Co * † - 0.14%	37,300	1,974,662
Other Securities - 16.20%		221,743,091

		231,501,336

Consumer Staples - 1.79%

Other Securities - 1.79%		24,450,887

Energy - 5.25%

Cabot Oil & Gas Corp - 0.18%	55,700	2,512,070
Cal Dive International Inc * † - 0.23%	87,400	3,136,786
Cheniere Energy Inc * † - 0.14%	50,800	1,890,776
Cimarex Energy Co * † - 0.27%	86,309	3,712,150
Frontier Oil Corp † - 0.17%	61,800	2,319,354
St. Mary Land & Exploration Co † - 0.18%	65,300	2,403,693
TODCO ‘A’ † - 0.15%	55,300	2,104,718
Other Securities - 3.93%		53,705,174

		71,784,721

Financial Services - 21.51%

Colonial Properties Trust † - 0.15%	47,614	1,998,836
First Industrial Realty Trust Inc † - 0.14%	48,800	1,878,800
Kilroy Realty Corp - 0.14%	30,700	1,900,330
La Quinta Corp * - 0.16%	195,500	2,177,870
MoneyGram International Inc - 0.16%	86,100	2,245,488
Ohio Casualty Corp - 0.15%	71,900	2,036,208
Prentiss Properties Trust - 0.14%	47,100	1,916,028
SVB Financial Group * † - 0.14%	40,400	1,892,336
UCBH Holdings Inc † - 0.14%	104,700	1,872,036
Other Securities - 20.19%		276,365,973

		294,283,905

Health Care - 11.05%

Abgenix Inc * † - 0.16%	103,400	2,224,134
Amylin Pharmaceuticals Inc * † - 0.35%	120,400	4,806,368
Intuitive Surgical Inc * † - 0.30%	35,000	4,104,450
Neurocrine Biosciences Inc * † - 0.17%	36,500	2,289,645
Pediatrix Medical Group Inc * † - 0.17%	26,100	2,311,677
Vertex Pharmaceuticals Inc * † - 0.21%	105,400	2,916,418
Other Securities - 9.69%		132,526,298

		151,178,990

Integrated Oils - 0.21%

Other Securities - 0.21%		2,931,787

Materials & Processing - 8.97%

Cleveland-Cliffs Inc † - 0.16%	24,100	2,134,537
Commercial Metals Co - 0.18%	66,100	2,481,394
Corn Products International Inc - 0.14%	79,800	1,906,422
Eagle Materials Inc † - 0.19%	20,900	2,557,324
Hughes Supply Inc † - 0.17%	66,300	2,376,855
Maverick Tube Corp * † - 0.14%	48,800	1,945,168
The Shaw Group Inc * - 0.17%	77,800	2,263,202
Other Securities - 7.82%		107,110,309

		122,775,211

Multi-Industry - 0.52%

Trinity Industries Inc † - 0.14%	43,600	1,921,452
Other Securities - 0.38%		5,200,579

		7,122,031

Producer Durables - 7.14%

Briggs & Stratton Corp † - 0.15%	51,300	1,989,927
Flowserve Corp * - 0.16%	56,800	2,247,008
JLG Industries Inc † - 0.19%	56,000	2,556,960
Kennametal Inc - 0.16%	43,200	2,204,928
Other Securities - 6.48%		88,677,685

		97,676,508

Technology - 12.97%

Acxiom Corp - 0.17%	99,000	2,277,000
ADTRAN Inc - 0.14%	65,900	1,959,866
Cypress Semiconductor Corp * † - 0.14%	134,300	1,913,775
Fairchild Semiconductor International Inc * † - 0.15%	118,900	2,010,599
Integrated Device Technology Inc * † - 0.21%	217,160	2,862,169
Micros Systems Inc * † - 0.15%	42,000	2,029,440
Microsemi Corp * † - 0.14%	68,000	1,880,880
UNOVA Inc * † - 0.14%	56,700	1,916,460
Other Securities - 11.73%		160,533,254

		177,383,443

Utilities - 3.52%

Level 3 Communications Inc * † - 0.16%	770,800	2,212,196
Sierra Pacific Resources * † - 0.20%	206,066	2,687,101
Other Securities - 3.16%		43,259,570

		48,158,867

Total Common Stocks (Cost $1,095,977,872)		1,273,851,375

	Principal
	Amount
SHORT-TERM INVESTMENT - 6.56%

Repurchase Agreement - 6.56%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $89,786,907; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $91,548,674)	$89,753,000	89,753,000

Total Short-Term Investment (Cost $89,753,000)		89,753,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.67% (Cost $1,185,730,872)		1,363,604,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 25.94%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $354,881,386)	354,881,386	$354,881,386

TOTAL INVESTMENTS - 125.61% (Cost $1,540,612,258)		1,718,485,761

OTHER ASSETS & LIABILITIES, NET - (25.61%)		(350,370,322)

NET ASSETS - 100.00%		$1,368,115,439

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	32.50%
Financial Services	21.51%
Consumer Discretionary	16.92%
Technology	12.97%
Health Care	11.05%
Materials & Processing	8.97%
Producer Durables	7.14%
Energy	5.25%
Utilities	3.52%
Autos & Transportation	3.26%
Consumer Staples	1.79%
Multi-Industry	0.52%
Integrated Oils	0.21%

125.61%
Other Assets & Liabilities, Net	(25.61%)

100.00%

(b)	The amount of $4,055,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Russell 2000 (03/06)	266	$91,853,875	($1,641,172)

(c)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2005.
(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
FASCIANO SMALL EQUITY PORTFOLIO (Formerly Aggressive Equity Portfolio)
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 81.76%

Autos & Transportation - 10.19%

Forward Air Corp †	358,400	$13,135,360
Heartland Express Inc †	814,110	16,518,292
Hub Group Inc ‘A’ *	211,500	7,476,525
Modine Manufacturing Co	356,547	11,619,867
Offshore Logistics Inc * †	344,930	10,071,956

		58,822,000

Consumer Discretionary - 21.12%

Courier Corp †	180,345	6,193,047
Elizabeth Arden Inc * †	301,500	6,048,090
Emmis Communications Corp ‘A’ * †	661,555	13,171,560
G&K Services Inc ‘A’ †	363,716	14,275,853
Journal Register Co	812,700	12,149,865
Korn/Ferry International * †	336,400	6,287,316
LoJack Corp * †	303,043	7,312,428
MWI Veterinary Supply Inc * †	114,600	2,957,826
Navigant Consulting Inc *	284,100	6,244,518
RC2 Corp * †	49,359	1,753,232
Ritchie Bros. Auctioneers Inc (Canada)	216,258	9,136,900
Rollins Inc	712,617	14,045,681
The Steak n Shake Co * †	509,586	8,637,483
Universal Technical Institute Inc * †	144,500	4,470,830
Watson Wyatt & Co Holdings	330,968	9,234,007

		121,918,636

Energy - 6.36%

Berry Petroleum Co ‘A’	52,000	2,974,400
CARBO Ceramics Inc †	309,161	17,473,780
Hydril Co *	86,200	5,396,120
TETRA Technologies Inc *	356,934	10,893,610

		36,737,910

Financial Services - 12.45%

American Equity Investment Life Holding Co †	346,976	4,528,037
Amerisafe Inc * †	283,500	2,857,680
Assured Guaranty Ltd (Bermuda)	329,000	8,353,310
Boston Private Financial Holdings Inc †	390,831	11,889,079
FactSet Research Systems Inc †	140,800	5,795,328
Financial Federal Corp †	165,075	7,337,584
Hilb Rogal & Hobbs Co †	204,500	7,875,295
ITLA Capital Corp * †	138,467	6,764,113
W.P. Stewart & Co Ltd (Bermuda)	105,330	2,482,628
Wilshire Bancorp Inc †	111,984	1,925,005
Wintrust Financial Corp †	152,400	8,366,760
World Acceptance Corp *	129,333	3,685,990

		71,860,809

Health Care - 7.30%

Apria Healthcare Group Inc *	287,000	6,919,570
Computer Programs & Systems Inc †	123,400	5,112,462
Hooper Holmes Inc †	462,349	1,178,990
ICU Medical Inc * †	204,000	7,998,840
KV Pharmaceutical Co ‘A’ * †	650,708	13,404,585
Landauer Inc †	99,912	4,604,944
Young Innovations Inc †	85,631	2,918,304

		42,137,695

Materials & Processing - 7.15%

AMCOL International Corp †	260,000	5,335,200
Cabot Microelectronics Corp * †	216,700	6,355,811
CLARCOR Inc †	311,800	9,263,578
Drew Industries Inc * †	163,800	4,617,522
Interline Brands Inc *	113,600	2,584,400
RBC Bearings Inc *	11,900	193,375
Rockwood Holdings Inc * †	251,100	4,954,203
Spartech Corp †	364,380	7,998,141

		41,302,230

Producer Durables - 9.91%

ACCO Brands Corp *	234,900	5,755,050
Actuant Corp ‘A’ †	108,500	6,054,300
Argon ST Inc * †	111,600	3,457,368
Bucyrus International Inc ‘A’	215,200	11,341,040
Plantronics Inc †	316,900	8,968,270
Regal-Beloit Corp †	348,822	12,348,299
Robbins & Myers Inc †	28,151	572,873
The Middleby Corp * †	101,000	8,736,500

		57,233,700

Technology - 7.28%

Daktronics Inc †	199,408	5,896,495
j2 Global Communications Inc * †	161,400	6,898,236
Kanbay International Inc * †	446,300	7,091,707
Methode Electronics Inc †	633,893	6,319,913
ScanSource Inc * †	288,871	15,795,466

		42,001,817

Total Common Stocks (Cost $430,450,312)		472,014,797

	Principal
	Amount
SHORT-TERM INVESTMENT - 19.03%

Repurchase Agreement - 19.03%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $109,916,508; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $112,073,184)	$109,875,000	109,875,000

Total Short-Term Investment (Cost $109,875,000)		109,875,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.79% (Cost $540,325,312)		581,889,797

	Shares
SECURITIES LENDING COLLATERAL - 24.47%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $141,259,353)	141,259,353	141,259,353

TOTAL INVESTMENTS - 125.26% (Cost $681,584,665)		723,149,150

OTHER ASSETS & LIABILITIES, NET - (25.26%)		(145,809,417)

NET ASSETS - 100.00%		$577,339,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
FASCIANO SMALL EQUITY PORTFOLIO (Formerly Aggressive Equity Portfolio)
Schedule of Investments (Continued)
December 31, 2005

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	43.50%
Consumer Discretionary	21.12%
Financial Services	12.45%
Autos & Transportation	10.19%
Producer Durables	9.91%
Health Care	7.30%
Technology	7.28%
Materials & Processing	7.15%
Energy	6.36%

125.26%
Other Assets & Liabilities, Net	(25.26%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 96.77%

Autos & Transportation - 6.68%

Arkansas Best Corp †	184,200	$8,045,856
ArvinMeritor Inc †	334,100	4,807,699
Frontline Ltd (Bermuda)	56,200	2,131,104
General Maritime Corp †	187,700	6,952,408
Teekay Shipping Corp †	72,800	2,904,720
Tidewater Inc †	45,900	2,040,714
Werner Enterprises Inc †	370,700	7,302,790

		34,185,291

Consumer Discretionary - 12.25%

Banta Corp †	123,200	6,135,360
Bob Evans Farms Inc †	259,900	5,993,294
Brown Shoe Co Inc	97,200	4,124,196
CBRL Group Inc †	175,300	6,161,795
CKE Restaurants Inc †	422,500	5,707,975
Handleman Co †	195,800	2,431,836
Intrawest Corp † (Canada)	226,000	6,542,700
Journal Register Co	350,000	5,232,500
Kellwood Co †	207,600	4,957,488
Landry’s Restaurants Inc †	193,400	5,165,714
Russell Corp †	171,800	2,312,428
Sturm, Ruger & Co Inc †	141,000	988,410
The Cato Corp ‘A’ †	161,850	3,471,683
World Fuel Services Corp †	104,400	3,520,368

		62,745,747

Consumer Staples - 8.31%

Casey’s General Stores Inc †	254,000	6,299,200
Chiquita Brands International Inc †	279,700	5,596,797
Fresh Del Monte Produce Inc † (Cayman)	230,600	5,250,762
Ruddick Corp	208,500	4,436,880
Sanderson Farms Inc †	173,900	5,309,167
Sensient Technologies Corp †	326,900	5,851,510
Universal Corp †	152,300	6,603,728
Weis Markets Inc †	74,300	3,197,872

		42,545,916

Energy - 7.75%

Berry Petroleum Co ‘A’ †	97,400	5,571,280
Cabot Oil & Gas Corp	83,200	3,752,320
Holly Corp †	141,300	8,318,331
Massey Energy Co †	77,600	2,938,712
Penn Virginia Corp †	106,200	6,095,880
Range Resources Corp †	140,700	3,706,038
St. Mary Land & Exploration Co †	129,900	4,781,619
W&T Offshore Inc †	153,300	4,507,020

		39,671,200

Financial Services - 17.36%

Advance America Cash Advance Centers Inc †	430,900	5,343,160
AMCORE Financial Inc †	169,200	5,145,372
AmerUs Group Co †	66,000	3,740,220
BancorpSouth Inc †	183,200	4,043,224
CBL & Associates Properties Inc †	54,200	2,141,442
Delphi Financial Group Inc ‘A’ †	143,299	6,593,187
Equity One Inc †	264,800	6,122,176
First Industrial Realty Trust Inc †	155,700	5,994,450
Healthcare Realty Trust Inc	173,100	5,759,037
Hilb Rogal & Hobbs Co †	166,000	6,392,660
HRPT Properties Trust †	267,200	2,765,520
Infinity Property & Casualty Corp †	129,900	4,833,579
LandAmerica Financial Group Inc †	77,100	4,811,040
Nationwide Health Properties Inc †	257,800	5,516,920
New Plan Excel Realty Trust Inc †	82,300	1,907,714
Old National Bancorp IN †	140,205	3,034,036
Provident Bankshares Corp †	136,000	4,592,720
Scottish Re Group Ltd † (Cayman)	240,000	5,892,000
Susquehanna Bancshares Inc †	135,100	3,199,168
Washington Federal Inc †	46,788	1,075,656

		88,903,281

Health Care - 5.20%

Arrow International Inc †	184,200	5,339,958
Diagnostic Products Corp	37,900	1,840,045
Invacare Corp †	176,500	5,557,985
Landauer Inc	54,100	2,493,469
Owens & Minor Inc	229,100	6,307,123
Perrigo Co †	180,600	2,692,746
West Pharmaceutical Services Inc †	95,700	2,395,371

		26,626,697

Materials & Processing - 21.94%

Acuity Brands Inc †	211,000	6,709,800
Agnico-Eagle Mines Ltd (Canada)	671,800	13,274,768
Albany International Corp ‘A’ †	172,800	6,248,448
Barnes Group Inc †	91,700	3,026,100
Commercial Metals Co †	130,900	4,913,986
Corn Products International Inc †	316,400	7,558,796
Ennis Inc †	72,600	1,319,142
Harsco Corp †	48,500	3,274,235
IAMGOLD Corp † (Canada)	894,800	7,015,232
IPSCO Inc (Canada)	45,000	3,734,100
Lennox International Inc †	241,600	6,813,120
Lubrizol Corp	58,600	2,544,998
Methanex Corp (Canada)	236,200	4,426,388
Mueller Industries Inc	240,800	6,602,736
Olin Corp	190,000	3,739,200
Potlatch Corp †	128,000	6,525,440
Quanex Corp	100,000	4,997,000
Rock-Tenn Co ‘A’ †	152,400	2,080,260
RPM International Inc †	196,600	3,414,942
Universal Forest Products Inc †	68,400	3,779,100
Valmont Industries Inc †	153,100	5,122,726
WD-40 Co †	198,400	5,209,984

		112,330,501

Multi-Industry - 0.70%

Lancaster Colony Corp †	96,700	3,582,735

Producer Durables - 5.88%

Briggs & Stratton Corp †	70,600	2,738,574
Crane Co †	88,000	3,103,760
Curtiss-Wright Corp †	98,400	5,372,640
Kennametal Inc	121,300	6,191,152
Lincoln Electric Holdings Inc †	163,500	6,484,410
Regal-Beloit Corp †	174,900	6,191,460

		30,081,996

Technology - 0.88%

Cubic Corp †	224,900	4,489,004

Utilities - 9.82%

Atmos Energy Corp †	142,800	3,735,648
Cleco Corp †	278,200	5,800,470
Duquesne Light Holdings Inc †	378,900	6,183,648
Energen Corp	98,400	3,573,888
National Fuel Gas Co †	109,700	3,421,543
Peoples Energy Corp †	173,200	6,074,124
Southwest Gas Corp †	227,900	6,016,560
UGI Corp †	153,200	3,155,920
Vectren Corp †	148,900	4,044,124

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Western Gas Resources Inc †	69,400	$3,268,046
WGL Holdings Inc †	166,600	5,007,996

		50,281,967

Total Common Stocks (Cost $434,320,540)		495,444,335

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.40%

Repurchase Agreement - 3.40%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $17,389,567; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $17,731,145)	$17,383,000	17,383,000

Total Short-Term Investment (Cost $17,383,000)		17,383,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.17%
(Cost $451,703,540)		512,827,335

	Shares
SECURITIES LENDING COLLATERAL - 25.79%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $132,024,811)	132,024,811	132,024,811

TOTAL INVESTMENTS - 125.96% (Cost $583,728,351)		644,852,146

OTHER ASSETS & LIABILITIES, NET - (25.96%)		(132,882,636)

NET ASSETS - 100.00%		$511,969,510

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	29.19%
Materials & Processing	21.94%
Financial Services	17.36%
Consumer Discretionary	12.25%
Utilities	9.82%
Consumer Staples	8.31%
Energy	7.75%
Autos & Transportation	6.68%
Producer Durables	5.88%
Health Care	5.20%
Technology	0.88%
Multi-Industry	0.70%

125.96%
Other Assets & Liabilities, Net	(25.96%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
PREFERRED STOCKS - 1.52%

Integrated Oils - 0.85%

Petroleo Brasileiro SA (Brazil)	304,000	$4,837,634

Materials & Processing - 0.67%

Cia Vale do Rio Doce ADR (Brazil)	106,000	3,842,500

Total Preferred Stocks (Cost $2,144,991)		8,680,134

WARRANTS - 0.00%

Technology - 0.00%

Lucent Technologies Inc * Exp. 12/10/07	14,840	8,385

Total Warrants (Cost $0)		8,385

COMMON STOCKS - 52.07%

Consumer Discretionary - 10.84%

Cendant Corp	601,800	10,381,050
Corinthian Colleges Inc *	119,800	1,411,244
Liberty Global Inc ‘A’ *	403,208	9,072,180
Liberty Global Inc ‘C’ *	403,208	8,548,010
Liberty Media Corp ‘A’ *	1,461,500	11,502,005
Take-Two Interactive Software Inc * †	898,849	15,909,627
The Gap Inc	70,300	1,240,092
Viacom Inc ‘B’ *	120,500	3,928,300

		61,992,508

Consumer Staples - 4.13%

Altria Group Inc	194,900	14,562,928
Constellation Brands Inc ‘A’ *	213,400	5,597,482
Tyson Foods Inc ‘A’	203,300	3,476,430

		23,636,840

Energy - 1.25%

Halliburton Co	66,200	4,101,752
Reliant Energy Inc *	297,300	3,068,136

		7,169,888

Financial Services - 9.82%

American International Group Inc	29,200	1,992,316
Bank of America Corp	64,292	2,967,076
Capital One Financial Corp	61,500	5,313,600
Citigroup Inc	89,500	4,343,435
Countrywide Financial Corp	66,400	2,270,216
Everest Re Group Ltd (Bermuda)	31,500	3,161,025
Freddie Mac	33,800	2,208,830
Genworth Financial Inc ‘A’	176,100	6,089,538
Host Marriott Corp	125,500	2,378,225
JPMorgan Chase & Co	164,300	6,521,067
Platinum Underwriters Holdings Ltd (Bermuda)	67,000	2,081,690
UBS AG (LI) (Switzerland)	93,089	8,862,246
Wachovia Corp	55,001	2,907,352
Wells Fargo & Co	80,200	5,038,966

		56,135,582

Health Care - 6.55%

Beckman Coulter Inc	51,700	2,941,730
GlaxoSmithKline PLC ADR (United Kingdom)	79,600	4,018,208
Manor Care Inc	42,200	1,678,294
MedImmune Inc *	82,000	2,871,640
Pfizer Inc	257,960	6,015,627
Sanofi-Aventis ADR (France)	133,700	5,869,430
Schering-Plough Corp ⌂	148,500	3,096,225
Tenet Healthcare Corp *	188,700	1,445,442
The Cooper Cos Inc	25,200	1,292,760
Watson Pharmaceuticals Inc *	113,100	3,676,881
Wyeth	98,300	4,528,681

		37,434,918

Integrated Oils - 3.22%

BP PLC ADR (United Kingdom)	46,500	2,986,230
LUKOIL ADR (Russia)	85,000	5,057,500
Talisman Energy Inc (Canada)	131,600	6,973,685
Total SA ADR † (France)	26,700	3,374,880

		18,392,295

Materials & Processing - 0.64%

GrafTech International Ltd * †	152,400	947,928
Praxair Inc	51,400	2,722,144

		3,670,072

Multi-Industry - 1.06%

Honeywell International Inc	162,800	6,064,300

Producer Durables - 3.15%

Embraer-Empresa Brasileira de Aeronautica SA ADR † (Brazil)	105,100	4,109,410
Orbital Sciences Corp * †	694,300	8,914,812
United Technologies Corp	61,600	3,444,056
WCI Communities Inc * †	58,000	1,557,300

		18,025,578

Technology - 9.21%

ATI Technologies Inc * (Canada)	215,700	3,664,743
Cisco Systems Inc *	351,200	6,012,544
Compuware Corp *	183,900	1,649,583
Flextronics International Ltd * (Singapore)	294,100	3,070,404
Freescale Semiconductor Inc ‘A’ *	199,100	5,015,329
Hutchinson Technology Inc * †	89,800	2,554,810
International Business Machines Corp	101,700	8,359,740
Microsoft Corp	485,400	12,693,210
Net2Phone Inc *	507,400	1,035,096
Novell Inc * †	549,200	4,849,436
Symbol Technologies Inc	4,506	57,767
Synopsys Inc *	185,000	3,711,100

		52,673,762

Utilities - 2.20%

IDT Corp ‘B’ * †	504,300	5,900,310
Kinder Morgan Inc	15,700	1,443,615
The AES Corp *	329,700	5,219,151

		12,563,076

Total Common Stocks (Cost $243,849,900)		297,758,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 13.95%

Autos & Transportation - 0.68%

DaimlerChrysler NA Holding Corp
8.000% due 06/15/10	$1,015,000	$1,111,087
Dana Corp
6.500% due 03/01/09 †	775,000	623,875
FedEx Corp
2.650% due 04/01/07	1,225,000	1,191,935
Lear Corp
8.110% due 05/15/09 †	1,040,000	968,623

		3,895,520

Consumer Discretionary - 1.98%

Allied Waste North America Inc
8.875% due 04/01/08	555,000	588,300
British Sky Broadcasting PLC (United Kingdom)
7.300% due 10/15/06	210,000	213,438
Chancellor Media Corp
8.000% due 11/01/08	1,100,000	1,170,203
Federated Department Stores Inc
6.625% due 09/01/08	745,000	772,557
Harrah’s Operating Co Inc
5.625% due 06/01/15	605,000	595,436
Hilton Hotels Corp
8.250% due 02/15/11 †	515,000	564,983
J.C. Penney Co Inc
7.400% due 04/01/37 †	1,055,000	1,183,936
Liberty Media Corp
5.700% due 05/15/13 †	615,000	576,108
Starwood Hotels & Resorts Worldwide Inc
7.375% due 05/01/07	924,000	947,100
The Gap Inc
6.900% due 09/15/07	665,000	679,768
9.550% due 12/15/08	171,000	190,155
The May Department Stores Co
7.900% due 10/15/07	405,000	421,841
Time Warner Entertainment Co LP
8.375% due 07/15/33	560,000	663,470
10.150% due 05/01/12	289,000	352,291
Univision Communications Inc
3.500% due 10/15/07	940,000	912,253
Viacom Inc
7.875% due 07/30/30	155,000	177,508
Yum! Brands Inc
8.500% due 04/15/06 †	1,280,000	1,292,595

		11,301,942

Consumer Staples - 1.08%

Albertson’s Inc
8.000% due 05/01/31 †	705,000	695,469
ConAgra Foods Inc
6.000% due 09/15/06 †	630,000	634,470
Delhaize America Inc
9.000% due 04/15/31	770,000	909,076
General Mills Inc
3.875% due 11/30/07	880,000	863,144
Kraft Foods Inc
5.250% due 06/01/07	835,000	838,672
Safeway Inc
7.500% due 09/15/09	795,000	849,801
The Kroger Co
6.800% due 04/01/11	1,315,000	1,380,630

		6,171,262

Financial Services - 6.01%

ABN AMRO NA Holding Capital Trust I
6.523% due 12/01/49 ~ §	670,000	714,528
Allstate Financial Global Funding
4.250% due 09/10/08 ~	240,000	236,044
Bankers Trust Corp
7.375% due 05/01/08	125,000	131,694
Barclays Bank PLC (United Kingdom)
6.278% due 12/15/99 §	950,000	961,732
CIT Group Inc
4.750% due 08/15/08	165,000	164,472
7.750% due 04/02/12 †	470,000	533,711
Citigroup Inc
6.625% due 06/15/32	460,000	521,515
Countrywide Financial Corp
4.500% due 06/15/10 †	625,000	607,278
Credit Suisse First Boston USA Inc
5.500% due 08/15/13	1,150,000	1,174,920
Deutsche Telekom International Finance BV (Netherlands)
8.000% due 06/15/10	720,000	817,080
EOP Operating LP
6.763% due 06/15/07	215,000	219,544
8.100% due 08/01/10	685,000	757,296
8.375% due 03/15/06	515,000	518,551
Ford Motor Credit Co
5.800% due 01/12/09	1,390,000	1,213,356
7.375% due 10/28/09 †	260,000	230,774
General Motors Acceptance Corp
6.150% due 04/05/07 †	1,790,000	1,691,235
8.000% due 11/01/31 †	845,000	811,554
Household Finance Corp
4.750% due 07/15/13	20,000	19,354
8.000% due 07/15/10	85,000	94,915
HSBC Finance Corp
6.750% due 05/15/11	1,075,000	1,154,958
iStar Financial Inc
5.125% due 04/01/11 †	370,000	360,932
5.150% due 03/01/12	440,000	426,672
JPMorgan Chase Capital XV
5.875% due 03/15/35 †	835,000	833,064
Liberty Property LP
5.650% due 08/15/14	595,000	603,616
Marsh & McLennan Cos Inc
5.875% due 08/01/33 †	740,000	710,729
MBNA Corp
7.500% due 03/15/12	900,000	1,014,970
Merrill Lynch & Co Inc
5.000% due 02/03/14	1,200,000	1,187,006
MetLife Inc
5.700% due 06/15/35	600,000	604,369
Morgan Stanley
6.600% due 04/01/12	570,000	613,461
National City Bank
6.200% due 12/15/11	82,000	86,873
Nationwide Financial Services Inc
5.900% due 07/01/12	445,000	464,565
6.250% due 11/15/11	115,000	121,187
NiSource Finance Corp
3.200% due 11/01/06	190,000	187,290
7.875% due 11/15/10 †	885,000	981,552
Pemex Project Funding Master Trust
5.750% due 12/15/15 ~	955,000	951,419
Petroleum Export Ltd (Cayman)
4.623% due 06/15/10 ~	1,807,000	1,790,977
PF Export Receivables Master Trust (Cayman)
3.748% due 06/01/13 ~	451,342	428,863
Popular North America Inc
5.200% due 12/12/07	1,165,000	1,164,402

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Prudential Holdings LLC
8.695% due 12/18/23 ~	$975,000	$1,238,829
Prudential Insurance Co of America
8.300% due 07/01/25 ~	945,000	1,226,433
Simon Property Group LP
5.375% due 06/01/11 † ~	890,000	893,121
Socgen Real Estate Co LLC
7.640% due 09/03/54 ~ §	45,000	46,839
Sprint Capital Corp
8.750% due 03/15/32	735,000	978,358
The Goldman Sachs Group Inc
5.700% due 09/01/12	1,665,000	1,715,108
Travelers Property Casualty Corp
3.750% due 03/15/08	875,000	853,841
Verizon Global Funding Corp
5.850% due 09/15/35 †	595,000	575,359
7.250% due 12/01/10	530,000	575,714
Vornado Realty LP
5.625% due 06/15/07	1,160,000	1,168,516

		34,378,576

Health Care - 0.32%

Aetna Inc
7.375% due 03/01/06	1,240,000	1,244,962
HCA Inc
7.125% due 06/01/06	560,000	567,392

		1,812,354

Materials & Processing - 0.10%

Archer-Daniels-Midland Co
5.375% due 09/15/35 †	610,000	587,212

Multi-Industry - 0.33%

Tyco International Group SA (Bermuda)
6.125% due 11/01/08	975,000	995,895
6.125% due 01/15/09 †	132,000	135,002
6.375% due 02/15/06	740,000	741,229

		1,872,126

Producer Durables - 0.52%

Beazer Homes USA Inc
6.875% due 07/15/15 †	590,000	568,612
D.R. Horton Inc
6.125% due 01/15/14	530,000	530,946
K. Hovnanian Enterprises Inc
6.500% due 01/15/14 †	595,000	571,989
KB Home
5.750% due 02/01/14 †	740,000	701,424
Lennar Corp
5.950% due 03/01/13 †	575,000	579,572

		2,952,543

Utilities - 2.93%

AT&T Corp
6.000% due 03/15/09	52,000	53,156
AT&T Wireless Services Inc
7.875% due 03/01/11	360,000	404,373
8.125% due 05/01/12 †	455,000	526,383
British Telecom PLC (United Kingdom)
8.875% due 12/15/30	515,000	691,077
CenterPoint Energy Inc
7.250% due 09/01/10	640,000	687,233
Constellation Energy Group Inc
7.600% due 04/01/32	770,000	929,243
Cox Communications Inc
4.625% due 01/15/10	1,225,000	1,186,937
Dominion Resources Inc
8.125% due 06/15/10 †	850,000	945,645
DTE Energy Co
6.450% due 06/01/06	525,000	528,417
FirstEnergy Corp
5.500% due 11/15/06	520,000	521,978
7.375% due 11/15/31	590,000	698,372
France Telecom SA (France)
8.500% due 03/01/31 §	180,000	240,897
Ipalco Enterprises Inc
8.375% due 11/14/08	525,000	552,562
Kinder Morgan Inc
6.500% due 09/01/12 †	650,000	689,530
MidAmerican Energy Holdings Co
5.875% due 10/01/12	1,000,000	1,033,793
Portland General Electric Co
8.125% due 02/01/10 ~	480,000	530,256
Progress Energy Inc
6.850% due 04/15/12 †	20,000	21,501
PSEG Energy Holdings LLC
7.750% due 04/16/07	660,000	686,400
PSEG Funding Trust
5.381% due 11/16/07	630,000	631,238
PSEG Power LLC
6.875% due 04/15/06	505,000	507,651
SBC Communications Inc
5.300% due 11/15/10 †	870,000	873,562
Sempra Energy
7.950% due 03/01/10	845,000	929,035
TCI Communications Inc
7.875% due 02/15/26	715,000	827,488
Tele-Communications Inc-TCI Group
9.800% due 02/01/12	1,105,000	1,334,641
TXU Energy Co LLC
6.125% due 03/15/08	740,000	752,545

		16,783,913

Total Corporate Bonds & Notes (Cost $80,235,886)		79,755,448

MORTGAGE-BACKED SECURITIES - 32.55%

Collateralized Mortgage Obligations - 10.31%

Banc of America Commercial Mortgage Inc
4.501% due 07/10/43 "	1,060,000	1,034,962
4.512% due 12/10/42 "	1,010,000	978,566
4.783% due 07/10/43 ‡ " §	1,290,000	1,266,542
Banc of America Funding Corp
6.500% due 07/20/32 "	976,769	977,829
Banc of America Mortgage Securities
3.712% due 06/25/34 " §	21,222	21,216
4.983% due 06/25/35 " §	223,020	222,008
6.500% due 10/25/34 "	801,292	813,812
Bear Stearns Commercial Mortgage Securities
4.000% due 03/13/40 "	2,028,599	1,958,702
4.945% due 02/11/41 "	500,000	494,502
Citigroup Mortgage Loan Trust Inc
4.922% due 08/25/35 " §	1,375,524	1,371,206
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/44 " §	1,160,000	1,172,815
Countrywide Alternative Loan Trust
4.559% due 10/25/34 " §	299,632	299,864
6.500% due 08/25/32 -
09/25/34 " ±	1,916,726	1,950,695

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Fannie Mae
4.770% due 12/18/32 " §	$309,734	$312,102
5.000% due 01/25/20 "	1,148,000	1,132,954
5.500% due 04/25/23 "	1,068,000	1,091,333
6.000% due 03/25/27 -
09/25/30 " ±	695,811	700,663
6.500% due 06/25/23 -
10/25/31 " ±	2,155,062	2,221,582
Fannie Mae (IO)
2.321% due 02/25/35 -
05/25/35 " § ±	4,192,063	220,551
2.371% due 08/25/25 -
03/25/35 " § ±	10,917,454	615,708
2.721% due 11/25/30 " §	624,314	35,943
3.521% due 11/25/31 " §	1,362,877	126,131
3.571% due 01/25/32 " §	323,582	28,174
3.621% due 04/25/32 -
12/25/32 " § ±	3,428,042	295,939
3.721% due 03/25/32 -
12/25/33 " § ±	2,749,310	289,976
3.730% due 12/18/32 " §	436,682	41,133
3.871% due 02/25/33 " §	768,076	81,541
5.500% due 01/01/33 -
02/01/34 " ±	14,528,512	3,245,441
6.500% due 02/01/32 -
02/01/33 " ±	4,390,846	992,402
6.500% due 02/01/33 " §	520,465	115,330
7.000% due 06/01/23 -
08/01/26 " ±	3,325,145	726,454
7.500% due 08/01/23 -
11/01/23 " ±	1,896,787	408,504
Fannie Mae (PO)
0.000% due 09/25/23 "	361,002	303,028
Fannie Mae Grantor Trust
7.000% due 11/25/31 "	1,144,255	1,184,685
Fannie Mae Whole Loan
7.000% due 02/25/44 "	2,493,298	2,612,508
First Chicago Lennar Trust
7.674% due 04/29/39 ~ " §	760,000	763,800
First Union-Lehman Brothers-Bank of America
6.560% due 11/18/35 "	643,023	661,286
Freddie Mac
4.769% due 06/15/29 -
01/15/33 " § ±	456,672	460,387
4.869% due 03/15/32 " §	204,271	206,519
5.500% due 03/15/22 "	845,180	846,793
6.000% due 03/15/30 -
04/15/30 " ±	510,753	514,680
6.500% due 02/15/23 -
08/15/28 " ±	1,621,531	1,667,557
Freddie Mac (IO)
1.781% due 07/15/25 " §	3,018,503	110,315
2.331% due 01/15/35 " §	3,337,082	161,317
3.281% due 07/15/26 -
03/15/29 " § ±	1,048,758	80,109
6.500% due 02/01/28 -
01/01/29 " ±	335,224	70,887
7.000% due 06/01/26 -
04/01/27 " ±	1,513,583	310,386
Freddie Mac (PO)
0.000% due 06/01/26 "	140,525	118,542
GE Capital Commercial Mortgage Corp
4.093% due 01/10/38 "	1,899,000	1,851,530
4.433% due 07/10/39 "	640,000	629,176
4.578% due 06/10/48 "	450,000	438,011
4.853% due 07/10/45 "	620,000	615,889
GMAC Commercial Mortgage Securities Inc
4.547% due 12/10/41 "	660,000	639,274
6.869% due 07/15/29 "	364,904	373,215
Government National Mortgage Association (IO)
3.130% due 02/16/32 " §	807,189	56,129
3.230% due 01/16/27 " §	655,401	45,130
3.280% due 01/17/30 " §	570,843	24,075
3.330% due 12/16/26 " §	1,580,697	69,312
Greenwich Capital Commercial Funding Corp
4.305% due 08/10/42 "	930,000	906,174
5.117% due 04/10/37 "	670,000	672,046
GS Mortgage Securities Corp II
3.659% due 10/10/28 "	707,208	685,374
4.602% due 08/10/38 "	400,000	395,102
JPMorgan Chase Commercial Mortgage Securities Corp
3.972% due 03/12/39 "	1,288,285	1,247,125
4.575% due 07/15/42 "	260,000	254,856
4.790% due 10/15/42 "	880,000	868,799
LB-UBS Commercial Mortgage Trust
4.885% due 09/18/30 "	730,000	725,219
MASTR Alternative Loans Trust
4.700% due 08/25/34 "	2,664,670	2,652,518
6.000% due 07/25/34 "	1,357,668	1,365,115
MASTR Seasoned Securities Trust
6.500% due 08/25/32 "	1,858,205	1,876,206
Nomura Asset Securities Corp
6.590% due 03/15/30 "	790,000	816,978
Prudential Mortgage Capital Co II LLC
7.306% due 10/06/10 ~ "	1,620,000	1,772,286
Residential Accredit Loans Inc
5.750% due 01/25/33 "	661,063	662,338
Wachovia Bank Commercial Mortgage Trust
4.782% due 03/15/42 "	1,490,000	1,473,563
5.087% due 07/15/42 " §	740,000	735,146
Washington Mutual Inc
4.680% due 05/25/35 " §	895,379	894,735
Wells Fargo Mortgage-Backed Securities Trust
4.522% due 01/25/35 " §	886,558	883,845

		58,946,545

Fannie Mae - 19.59%

5.000% due 06/01/18 -
07/01/18 " ±	3,158,200	3,129,937
5.000% due 01/12/36 # "	16,322,000	15,817,030
5.500% due 03/01/33 -
11/01/34 " ±	17,054,141	16,932,054
5.500% due 01/12/36 -
01/18/36 # " ±	45,611,000	45,371,151
6.000% due 05/01/18 -
09/01/32 " ±	9,051,773	9,214,365
6.000% due 02/13/36 -
02/16/36 # " ±	6,755,000	6,854,730
6.500% due 03/01/28 -
11/01/31 " ±	2,979,959	3,071,323
6.500% due 01/12/36 # "	9,975,000	10,233,732
7.000% due 04/01/20 "	1,060,535	1,102,700
7.500% due 03/01/30 -
07/01/30 " ±	261,740	274,608
8.500% due 07/01/32 "	37,077	40,147

		112,041,777

Freddie Mac - 2.65%

5.000% due 01/12/36 # "	2,650,000	2,565,531
6.000% due 04/01/17 "	2,317,662	2,366,627
6.500% due 04/01/18 -
04/01/34 " ±	972,681	1,000,033
7.000% due 04/01/28 -
12/01/34 " ±	8,820,820	9,189,986

		15,122,177

Total Mortgage-Backed Securities (Cost $188,197,763)		186,110,499

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
ASSET-BACKED SECURITIES - 5.81%

ACE Securities Corp
4.559% due 11/25/35 " §	$500,000	$500,309
AESOP Funding II LLC
4.430% due 04/20/09 ~ " §	370,000	370,264
BMW Vehicle Owner Trust
3.660% due 12/26/07 "	1,116,333	1,112,907
Capital Auto Receivables Asset Trust
3.580% due 01/15/09 "	1,320,000	1,295,791
3.730% due 07/16/07 "	464,028	463,429
Capital One Prime Auto Receivables Trust
4.240% due 11/15/07 "	1,370,000	1,366,932
Centex Home Equity Co LLC
2.980% due 04/25/20 " §	93,873	93,609
4.050% due 08/25/21 " §	229,942	228,759
4.196% due 12/25/24 " §	585,382	582,295
4.649% due 10/25/35 " §	990,000	990,612
5.040% due 09/25/21 " §	1,091,403	1,088,525
Chase Manhattan Auto Owner Trust
3.720% due 12/15/07 "	1,030,000	1,025,580
CIT Equipment Collateral
2.660% due 11/20/06 ~ "	462,348	461,028
Citibank Credit Card Issuance Trust
5.000% due 06/10/15 "	180,000	176,691
Consumer Credit Reference IDX Securities Program
10.421% due 03/22/07 ~ "	1,100,000	1,061,297
Countrywide Asset-Backed Certificates
4.317% due 09/25/21 " §	716,216	712,483
4.580% due 06/25/25 " §	720,000	719,977
4.749% due 02/25/33 " §	18,836	18,873
5.363% due 03/25/30 "	230,000	230,057
5.382% due 02/25/30 " §	350,000	350,000
DaimlerChrysler Auto Trust
2.480% due 02/08/07 "	12,221	12,223
2.620% due 06/08/07 "	601,373	599,888
3.170% due 09/08/07 "	870,451	867,889
Equity One Asset-Backed Securities Inc
3.800% due 07/25/34 " §	1,070,000	1,065,755
First Franklin Mortgage Loan Asset-Backed Certificates
4.589% due 11/25/35 " §	1,460,000	1,460,902
Ford Credit Auto Owner Trust
3.480% due 11/15/08 "	930,000	918,825
3.780% due 09/15/07 "	625,825	624,523
GS Auto Loan Trust
4.320% due 05/15/08 "	2,640,000	2,633,064
Honda Auto Receivables Owner Trust
3.210% due 05/21/07 "	385,751	384,697
3.730% due 10/18/07 "	960,000	955,414
Household Home Equity Loan Trust
4.630% due 01/20/35 " §	726,740	727,258
Lehman XS Trust
3.630% due 08/25/35 " §	1,178,368	1,180,032
MBNA Credit Card Master Note Trust
5.719% due 03/15/16 " §	1,720,000	1,824,322
Nissan Auto Lease Trust
2.550% due 01/15/07 "	82,375	82,354
Onyx Acceptance Owner Trust
4.030% due 04/15/08 "	780,000	777,603
Popular ABS Mortgage Pass-Through Trust
3.735% due 12/25/34 " §	350,000	345,811
3.914% due 05/25/35 " §	260,000	256,419
4.415% due 04/25/35 " §	430,000	425,787
Residential Asset Mortgage Products Inc
4.450% due 07/25/28 "	760,000	756,181
Structured Asset Securities Corp
5.180% due 03/25/35 " §	1,627,596	1,628,211
USAA Auto Owner Trust
2.410% due 02/15/07 "	24,374	24,366
2.790% due 06/15/07 "	276,007	275,568
Volkswagen Auto Lease Trust
2.470% due 01/22/07 "	265,906	265,466
3.520% due 04/20/07 "	1,004,741	1,001,660
Wachovia Auto Owner Trust
2.400% due 05/21/07 "	120,245	120,077
Wells Fargo Home Equity Trust
2.940% due 02/25/18 " §	504,061	500,506
WFS Financial Owner Trust
4.500% due 02/20/10 " §	230,452	230,567
Whole Auto Loan Trust
2.590% due 05/15/07 "	433,897	432,297

Total Asset-Backed Securities (Cost $33,414,898)		33,227,083

U.S. GOVERNMENT AGENCY ISSUES - 4.24%

Fannie Mae
0.000% due 10/05/07	3,375,000	3,112,408
4.750% due 12/15/10	350,000	350,386
6.000% due 05/15/11 ‡	2,795,000	2,959,483
7.250% due 05/15/30	940,000	1,248,069
Federal Home Loan Bank
3.125% due 11/15/06	2,470,000	2,436,215
Freddie Mac
3.625% due 09/15/06	815,000	809,269
3.625% due 09/15/08	3,000,000	2,918,784
4.125% due 07/12/10 †	330,000	322,128
4.375% due 11/16/07	590,000	586,340
6.625% due 09/15/09	310,000	329,627
Tennessee Valley Authority
4.650% due 06/15/35	1,335,000	1,267,086
5.375% due 11/13/08	525,000	534,727
6.790% due 05/23/12	6,638,000	7,355,687

Total U.S. Government Agency Issues (Cost $24,727,630)		24,230,209

U.S. TREASURY OBLIGATIONS - 0.68%

U.S. Treasury Bonds - 0.34%

5.375% due 02/15/31 †	1,108,000	1,244,942
8.875% due 08/15/17 †	495,000	688,011

		1,932,953

U.S. Treasury Notes - 0.34%

3.875% due 07/15/10 †	415,000	406,862
4.250% due 11/30/07 †	179,000	178,532
4.250% due 10/15/10 †	72,000	71,646
4.250% due 08/15/15 †	238,000	234,997
4.375% due 11/15/08 †	530,000	530,249
4.375% due 12/15/10 †	168,000	168,184
5.000% due 02/15/11 †	347,000	357,505

		1,947,975

Total U.S. Treasury Obligations (Cost $3,861,761)		3,880,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
FOREIGN GOVERNMENT BONDS - 0.20%

United Mexican States (Mexico) 7.500% due 01/14/12	$1,055,000	$1,178,962

Total Foreign Government Bonds (Cost $1,159,045)		1,178,962

SHORT-TERM INVESTMENT - 1.62%

Repurchase Agreement - 1.62%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $9,274,502; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $9,460,594)	9,271,000	9,271,000

Total Short-Term Investment (Cost $9,271,000)		9,271,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 112.64% (Cost $586,862,874)		644,101,467

	Shares
SECURITIES LENDING COLLATERAL - 10.61%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $60,644,708)	60,644,708	60,644,708

TOTAL INVESTMENTS - 123.25% (Cost $647,507,582)		704,746,175

OTHER ASSETS & LIABILITIES, NET - (23.25%)		(132,944,923)

NET ASSETS - 100.00%		$571,801,252

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Equity Securities	53.59%
Mortgage-Backed Securities	32.55%
Corporate Bonds & Notes	13.95%
Short-Term Investment & Securities Lending Collateral	12.23%
Asset-Backed Securities	5.81%
U.S. Government Agency Issues	4.24%
U.S. Treasury Obligations	0.68%
Foreign Government Bonds	0.20%

123.25%
Other Assets & Liabilities, Net	(23.25%)

100.00%

(b)	Securities with an approximate aggregate market value of $1,155,619 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

U.S. Treasury 30-Year Bonds (03/06)	152	$15,200,000	$301,434

Short Futures Outstanding
Euro-Bund 10-Year Notes (03/06)	30	EUR 3,000,000	(32,845)
U.S. Treasury 2-Year Notes (03/06)	443	$88,600,000	(25,240)
U.S. Treasury 5-Year Notes (03/06)	120	12,000,000	(23,691)
U.S. Treasury 10-Year Notes (03/06)	162	16,200,000	(75,957)

			$143,701

(c)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2004	—	$—
Call Options Written	548	67,264
Call Options Expired	—	—
Call Options Repurchased	—	—

Outstanding, December 31, 2005	548	$67,264

(d)	Premiums received and value of written options outstanding as of December 31, 2005:

	Number of
Type	Contracts	Premium	Value

Call - CBOE Schering-Plough Corp Strike @ $22.50 Exp. 01/21/06 Broker: Cantor Fitzgerald	548	$67,264	$2,740

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
WARRANTS - 0.00%

Technology - 0.00%

Lucent Technologies Inc * Exp. 12/10/07	55,563	$31,393
MicroStrategy Inc * Exp. 06/24/07	17,632	2,292

		33,685

Total Warrants (Cost $0)		33,685

COMMON STOCKS - 99.26%

Autos & Transportation - 1.52%

Alaska Air Group Inc * †	11,600	414,352
AMR Corp *	50,300	1,118,169
Burlington Northern Santa Fe Corp	92,000	6,515,440
Continental Airlines Inc ‘B’ * †	20,400	434,520
CSX Corp	6,400	324,928
Dana Corp †	40,200	288,636
Ford Motor Co †	765,100	5,906,572
General Maritime Corp †	5,300	196,312
Genuine Parts Co	5,400	237,168
Harley-Davidson Inc	89,900	4,628,951
Landstar System Inc	10,800	450,792
Lear Corp †	2,600	73,996
Norfolk Southern Corp	120,000	5,379,600
OMI Corp †	10,100	183,315
Overseas Shipholding Group Inc †	15,900	801,201
The Goodyear Tire & Rubber Co * †	53,100	922,878
TRW Automotive Holdings Corp * †	10,300	271,405
Union Pacific Corp	13,800	1,111,038
United Parcel Service Inc ‘B’	11,900	894,285
Visteon Corp * †	35,300	220,978

		30,374,536

Consumer Discretionary - 11.44%

Administaff Inc †	6,100	256,505
American Eagle Outfitters Inc †	36,000	827,280
American Greetings Corp ‘A’ †	13,200	290,004
AnnTaylor Stores Corp *	10,200	352,104
Apollo Group Inc ‘A’ *	50,400	3,047,184
AutoNation Inc * †	46,700	1,014,791
Avon Products Inc	156,600	4,470,930
Barnes & Noble Inc	20,900	891,803
Bed Bath & Beyond Inc *	62,200	2,248,530
Best Buy Co Inc	128,100	5,569,788
Career Education Corp *	22,100	745,212
CCE Spinco Inc *	20,188	264,456
CDW Corp	9,700	558,429
Cendant Corp	405,500	6,994,875
Chico’s FAS Inc *	15,000	658,950
Choice Hotels International Inc †	6,600	275,616
Circuit City Stores Inc	37,800	853,902
CKE Restaurants Inc †	1,800	24,318
Claire’s Stores Inc	18,000	525,960
Clear Channel Communications Inc	161,500	5,079,175
Coach Inc *	147,900	4,930,986
Costco Wholesale Corp	37,300	1,845,231
Dollar General Corp †	28,300	539,681
Dollar Tree Stores Inc *	32,200	770,868
EarthLink Inc * †	54,100	601,051
eBay Inc *	111,200	4,809,400
Federated Department Stores Inc †	109,600	7,269,768
GameStop Corp ‘A’ * †	4,176	132,880
Gannett Co Inc	103,200	6,250,824
Google Inc ‘A’ *	16,000	6,637,760
Hasbro Inc	38,900	785,002
International Game Technology	25,100	772,578
J.C. Penney Co Inc	114,300	6,355,080
Jones Apparel Group Inc	13,400	411,648
Kimberly-Clark Corp	18,200	1,085,630
Kohl’s Corp *	32,100	1,560,060
Liberty Media Corp ‘A’ *	434,500	3,419,515
Liz Claiborne Inc	7,400	265,068
Lowe’s Cos Inc	130,500	8,699,130
Manpower Inc	16,400	762,600
McDonald’s Corp	182,700	6,160,644
News Corp ‘A’	425,700	6,619,635
Nordstrom Inc	142,100	5,314,540
Office Depot Inc *	36,700	1,152,380
OfficeMax Inc †	24,900	631,464
Omnicom Group Inc	57,200	4,869,436
Payless ShoeSource Inc *	1,300	32,630
PHH Corp * †	1,855	51,977
Phillips-Van Heusen Corp †	5,100	165,240
R.H. Donnelley Corp * †	4,600	283,452
Robert Half International Inc	19,500	738,855
Sabre Holdings Corp ‘A’ †	37,600	906,536
Saks Inc *	38,200	644,052
Sears Holdings Corp * †	11,900	1,374,807
Six Flags Inc * †	8,300	63,993
Staples Inc	335,250	7,613,528
Take-Two Interactive Software Inc * †	17,200	304,440
Target Corp	151,200	8,311,464
Tech Data Corp *	7,100	281,728
The Children’s Place Retail Stores Inc * †	7,100	350,882
The Corporate Executive Board Co	1,800	161,460
The Gap Inc	294,700	5,198,508
The Home Depot Inc	415,400	16,815,392
The McGraw-Hill Cos Inc	65,800	3,397,254
The Men’s Wearhouse Inc * †	16,200	476,928
The Sports Authority Inc * †	9,300	289,509
The Talbots Inc †	9,500	264,290
The Timberland Co ‘A’ * †	25,200	820,260
The TJX Cos Inc	100,500	2,334,615
The Walt Disney Co	241,700	5,793,549
Tiffany & Co	3,300	126,357
Time Warner Inc	1,009,100	17,598,704
Too Inc * †	10,100	284,921
Tribune Co	21,300	644,538
United Online Inc †	35,050	498,411
V.F. Corp	1,500	83,010
Viacom Inc ‘B’ *	328,511	10,709,459
Wal-Mart Stores Inc	341,600	15,986,880
Waste Management Inc	50,700	1,538,745
Weight Watchers International Inc * †	10,400	514,072
Whirlpool Corp †	1,100	92,136
Yahoo! Inc *	73,200	2,867,976
Yum! Brands Inc	84,900	3,980,112
Zale Corp *	5,800	145,870

		229,349,211

Consumer Staples - 5.85%

Albertson’s Inc	27,800	593,530
Altria Group Inc	371,900	27,788,368
Brown-Forman Corp ‘B’ †	200	13,864
Campbell Soup Co	47,000	1,399,190
Chiquita Brands International Inc †	1,300	26,013
Dean Foods Co *	18,600	700,476
Del Monte Foods Co *	10,300	107,429
General Mills Inc	69,200	3,412,944
H.J. Heinz Co	29,000	977,880
Loews Corp-Carolina Group	9,900	435,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

PepsiCo Inc	179,900	$10,628,492
Performance Food Group Co * †	2,500	70,925
Pilgrim’s Pride Corp †	23,200	769,312
Reynolds American Inc †	61,100	5,824,663
Rite Aid Corp * †	82,200	286,056
Safeway Inc	274,000	6,482,840
Sara Lee Corp	121,000	2,286,900
SUPERVALU Inc	23,400	760,032
Sysco Corp	39,400	1,223,370
The Coca-Cola Co	249,800	10,069,438
The Kroger Co *	292,300	5,518,624
The Pepsi Bottling Group Inc	45,500	1,301,755
The Procter & Gamble Co	535,182	30,976,334
Tyson Foods Inc ‘A’	25,900	442,890
Walgreen Co	39,400	1,743,844
Whole Foods Market Inc †	42,800	3,312,292

		117,152,962

Energy - 3.09%

Anadarko Petroleum Corp	77,400	7,333,650
Apache Corp	87,200	5,974,944
Burlington Resources Inc	113,600	9,792,320
Comstock Resources Inc * †	10,300	314,253
Devon Energy Corp	105,400	6,591,716
EOG Resources Inc	39,200	2,876,104
Grey Wolf Inc * †	45,400	350,942
Halliburton Co	36,800	2,280,128
Helmerich & Payne Inc †	4,300	266,213
Kerr-McGee Corp	43,972	3,995,296
Pride International Inc *	15,600	479,700
Remington Oil & Gas Corp * †	8,300	302,950
Sunoco Inc	81,200	6,364,456
Swift Energy Co * †	8,400	378,588
Tesoro Corp †	16,600	1,021,730
Universal Compression Holdings Inc *	7,400	304,288
Valero Energy Corp	161,578	8,337,425
Veritas DGC Inc * †	9,600	340,704
Vintage Petroleum Inc †	12,200	650,626
Whiting Petroleum Corp * †	8,200	328,000
XTO Energy Inc	83,000	3,647,020

		61,931,053

Financial Services - 21.08%

Accredited Home Lenders Holding Co * †	7,400	366,892
Aflac Inc	30,700	1,425,094
American Express Co	140,200	7,214,692
American International Group Inc	380,700	25,975,161
AmeriCredit Corp * †	46,800	1,199,484
Ameriprise Financial Inc	30,700	1,258,700
Ameritrade Holding Corp *	32,700	784,800
AmerUs Group Co †	14,800	838,716
Aon Corp	127,500	4,583,625
Arch Capital Group Ltd * (Bermuda)	2,400	131,400
Astoria Financial Corp	25,450	748,230
Bank of America Corp	743,948	34,333,200
BB&T Corp	40,100	1,680,591
Capital One Financial Corp	91,733	7,925,731
CheckFree Corp *	13,700	628,830
Chicago Mercantile Exchange Holdings Inc	12,100	4,446,629
CIGNA Corp	64,700	7,226,990
CIT Group Inc	77,100	3,992,238
Citigroup Inc	930,200	45,142,606
Comerica Inc	39,900	2,264,724
Countrywide Financial Corp	163,198	5,579,740
Downey Financial Corp †	500	34,195
Everest Re Group Ltd (Bermuda)	3,800	381,330
Fair Isaac Corp †	19,500	861,315
Fannie Mae	214,000	10,445,340
Fidelity National Financial Inc	26,537	976,296
Fidelity National Title Group Inc ‘A’ †	5,816	141,620
First Data Corp	235,700	10,137,457
Fiserv Inc *	25,900	1,120,693
Freddie Mac	92,300	6,031,805
Fremont General Corp †	3,200	74,336
Global Payments Inc	12,500	582,625
Golden West Financial Corp	36,500	2,409,000
Janus Capital Group Inc	23,800	443,394
Jefferson-Pilot Corp	500	28,465
JPMorgan Chase & Co	667,312	26,485,613
KeyCorp	97,400	3,207,382
LandAmerica Financial Group Inc †	3,000	187,200
Lehman Brothers Holdings Inc	87,200	11,176,424
Lincoln National Corp	6,000	318,180
Loews Corp	24,800	2,352,280
M&T Bank Corp	20,700	2,257,335
MBIA Inc	19,400	1,167,104
MBNA Corp	195,200	5,299,680
Mellon Financial Corp	59,400	2,034,450
Merrill Lynch & Co Inc	216,000	14,629,680
MetLife Inc	151,400	7,418,600
MGIC Investment Corp †	15,800	1,039,956
Moody’s Corp	59,900	3,679,058
Morgan Stanley	306,200	17,373,788
National City Corp	66,600	2,235,762
Northern Trust Corp	28,000	1,450,960
Principal Financial Group Inc	143,100	6,787,233
Prudential Financial Inc	99,900	7,311,681
Radian Group Inc	18,400	1,078,056
Regions Financial Corp	38,119	1,302,145
Safeco Corp	300	16,950
StanCorp Financial Group Inc	11,200	559,440
State Street Corp	64,300	3,564,792
SunTrust Banks Inc	21,200	1,542,512
TCF Financial Corp	400	10,856
The Allstate Corp	115,900	6,266,713
The Bank of New York Co Inc	81,200	2,586,220
The Charles Schwab Corp	345,300	5,065,551
The Chubb Corp	44,600	4,355,190
The Dun & Bradstreet Corp *	7,400	495,504
The Goldman Sachs Group Inc	111,400	14,226,894
The Hartford Financial Services Group Inc	86,000	7,386,540
The PMI Group Inc	12,100	496,947
The PNC Financial Services Group Inc	27,100	1,675,593
The Progressive Corp	20,000	2,335,600
The St. Paul Travelers Cos Inc	181,600	8,112,072
U.S. Bancorp	420,600	12,571,734
UnionBanCal Corp	31,800	2,185,296
United Rentals Inc * †	14,600	341,494
Wachovia Corp	312,000	16,492,320
Washington Mutual Inc	197,310	8,582,985
Wells Fargo & Co	213,700	13,426,771

		422,506,485

Health Care - 13.89%

Abbott Laboratories	219,100	8,639,113
Abgenix Inc * †	21,800	468,918
Aetna Inc	49,700	4,687,207
Alkermes Inc * †	19,100	365,192
Allergan Inc	42,400	4,577,504
Alpharma Inc ‘A’	17,800	507,478
American Healthways Inc * †	6,100	276,025
AmerisourceBergen Corp	30,400	1,258,560
Amgen Inc *	256,200	20,203,932
Andrx Corp * †	12,500	205,875
Barr Pharmaceuticals Inc *	22,200	1,382,838
Baxter International Inc	104,000	3,915,600
Becton Dickinson & Co	73,000	4,385,840
Beverly Enterprises Inc * †	6,500	75,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Boston Scientific Corp *	57,900	$1,417,971
Bristol-Myers Squibb Co †	170,000	3,906,600
Cardinal Health Inc	128,000	8,800,000
Caremark Rx Inc *	174,000	9,011,460
Coventry Health Care Inc *	15,650	891,424
Eli Lilly & Co	94,700	5,359,073
Endo Pharmaceuticals Holdings Inc *	9,600	290,496
Express Scripts Inc *	61,200	5,128,560
Forest Laboratories Inc *	128,400	5,223,312
Genentech Inc *	43,400	4,014,500
Genesis HealthCare Corp * †	5,000	182,600
Genzyme Corp * †	10,600	750,268
Gilead Sciences Inc *	73,700	3,878,831
Guidant Corp	36,500	2,363,375
HCA Inc	154,900	7,822,450
Health Net Inc *	18,300	943,365
Henry Schein Inc *	17,600	768,064
Humana Inc *	28,200	1,532,106
IMS Health Inc	5,900	147,028
Johnson & Johnson	560,700	33,698,070
Kinetic Concepts Inc *	8,100	322,056
King Pharmaceuticals Inc *	59,300	1,003,356
Kos Pharmaceuticals Inc * †	16,300	843,199
Manor Care Inc	9,600	381,792
McKesson Corp	147,900	7,630,161
Medco Health Solutions Inc *	140,054	7,815,013
Medicis Pharmaceutical Corp ‘A’ †	3,600	115,380
Medtronic Inc	150,700	8,675,799
Mentor Corp †	15,100	695,808
Merck & Co Inc	500,800	15,930,448
Millipore Corp *	6,000	396,240
Pediatrix Medical Group Inc * †	8,500	752,845
Pfizer Inc	1,558,960	36,354,947
Quest Diagnostics Inc	81,800	4,211,064
Sepracor Inc * †	2,600	134,160
Sierra Health Services Inc *	10,300	823,588
Stryker Corp	8,800	390,984
Techne Corp *	7,200	404,280
UnitedHealth Group Inc	247,390	15,372,815
Watson Pharmaceuticals Inc *	24,600	799,746
WellCare Health Plans Inc * †	6,900	281,865
WellPoint Inc *	174,931	13,957,780
Wyeth	302,300	13,926,961
Zimmer Holdings Inc *	2,300	155,112

		278,454,889

Integrated Oils - 7.89%

Amerada Hess Corp	27,800	3,525,596
Canadian Natural Resources Ltd (NYSE) (Canada)	65,000	3,225,300
Canadian Natural Resources Ltd (TSE) (Canada)	12,600	624,662
Chevron Corp	504,547	28,643,133
ConocoPhillips	361,900	21,055,342
Exxon Mobil Corp	1,221,600	68,617,272
Giant Industries Inc * †	5,000	259,800
KCS Energy Inc * †	13,100	317,282
Marathon Oil Corp	141,800	8,645,546
Occidental Petroleum Corp	109,300	8,730,884
Paramount Resources Ltd ‘A’ * (Canada)	171,500	4,558,777
Precision Drilling Trust (Canada)	17,200	567,883
Talisman Energy Inc (Canada)	58,600	3,105,303
Transocean Inc * (Cayman)	72,300	5,038,587
Trilogy Energy Trust (Canada)	54,000	1,105,596

		158,020,963

Materials & Processing - 3.29%

Agrium Inc † (Canada)	30,300	666,297
AK Steel Holding Corp * †	56,400	448,380
Alcoa Inc	89,500	2,646,515
American Standard Cos Inc	29,400	1,174,530
Archer-Daniels-Midland Co	201,600	4,971,456
Building Materials Holding Corp †	4,400	300,124
Carpenter Technology Corp †	8,100	570,807
Commercial Metals Co	8,900	334,106
E.I. du Pont de Nemours & Co	57,800	2,456,500
Energizer Holdings Inc *	9,800	487,942
FMC Corp *	7,100	377,507
Freeport-McMoRan Copper & Gold Inc ‘B’	23,800	1,280,440
International Paper Co	43,400	1,458,674
Lone Star Technologies Inc * †	6,900	356,454
Louisiana-Pacific Corp	13,800	379,086
Lubrizol Corp	3,400	147,662
Lyondell Chemical Co	36,300	864,666
Masco Corp	128,100	3,867,339
MeadWestvaco Corp	27,000	756,810
Monsanto Co	70,800	5,489,124
NS Group Inc * †	7,700	321,937
Nucor Corp	78,700	5,250,864
Owens-Illinois Inc *	35,600	749,024
Phelps Dodge Corp	40,800	5,869,896
PPG Industries Inc	72,300	4,186,170
Precision Castparts Corp	28,200	1,461,042
Quanex Corp †	8,200	409,754
Quanta Services Inc * †	24,500	322,665
Reliance Steel & Aluminum Co †	12,900	788,448
Rohm & Haas Co	54,100	2,619,522
Sealed Air Corp *	12,100	679,657
Steel Dynamics Inc †	9,500	337,345
Texas Industries Inc †	6,000	299,040
The Dow Chemical Co	186,100	8,154,902
The Scotts Miracle-Gro Co ‘A’ †	10,600	479,544
United States Steel Corp	2,300	110,561
URS Corp *	26,800	1,007,948
USG Corp * †	16,600	1,079,000
Weyerhaeuser Co	37,800	2,507,652
Worthington Industries Inc	13,800	265,098

		65,934,488

Multi-Industry - 4.32%

3M Co	43,200	3,348,000
General Electric Co	1,758,700	61,642,435
Honeywell International Inc	206,100	7,677,225
ITT Industries Inc	13,400	1,377,788
Johnson Controls Inc	48,500	3,536,135
SPX Corp †	19,400	887,938
Teleflex Inc	2,100	136,458
Tyco International Ltd (Bermuda)	275,600	7,953,816

		86,559,795

Producer Durables - 4.88%

Agilent Technologies Inc *	183,500	6,108,715
Alliant Techsystems Inc *	10,300	784,551
American Tower Corp ‘A’ *	49,000	1,327,900
Applied Materials Inc	535,700	9,610,458
BE Aerospace Inc * †	13,100	288,200
Beazer Homes USA Inc †	13,600	990,624
Caterpillar Inc	101,600	5,869,432
Crown Castle International Corp *	25,600	688,896
Cymer Inc * †	9,500	337,345
D.R. Horton Inc	51,000	1,822,230
Danaher Corp	31,900	1,779,382
Emerson Electric Co	35,200	2,629,440
Flowserve Corp * †	19,200	759,552
Illinois Tool Works Inc	70,100	6,168,099
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	114,500	4,622,365
JLG Industries Inc †	3,400	155,244
KLA-Tencor Corp	65,700	3,240,981

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Lam Research Corp *	27,200	$970,496
Lennar Corp ‘A’ †	12,400	756,648
Lexmark International Inc ‘A’ *	24,500	1,098,335
Lockheed Martin Corp	120,300	7,654,689
MDC Holdings Inc	4,900	303,702
Mettler-Toledo International Inc *	2,000	110,400
Northrop Grumman Corp	146,200	8,788,082
Novellus Systems Inc *	36,400	877,968
Parker-Hannifin Corp	9,800	646,408
Pitney Bowes Inc	53,300	2,251,925
Polycom Inc *	11,000	168,300
Roper Industries Inc	13,300	525,483
Terex Corp *	15,200	902,880
The Boeing Co	164,900	11,582,576
United Technologies Corp	138,800	7,760,308
Waters Corp *	11,600	438,480
Xerox Corp *	393,800	5,769,170

		97,789,264

Technology - 18.03%

ADC Telecommunications Inc * †	2,400	53,616
Adobe Systems Inc	67,300	2,487,408
ADTRAN Inc	22,700	675,098
Analog Devices Inc	186,600	6,693,342
Apple Computer Inc *	161,800	11,631,802
Applera Corp-Applied Biosystems Group	38,100	1,011,936
Arrow Electronics Inc *	28,500	912,855
Autodesk Inc	129,600	5,566,320
Avaya Inc *	65,800	702,086
Avnet Inc *	37,800	904,932
BEA Systems Inc *	95,900	901,460
BMC Software Inc *	46,900	960,981
Broadcom Corp ‘A’ *	148,800	7,015,920
Brocade Communications Systems Inc * †	124,000	504,680
CACI International Inc ‘A’ * †	8,600	493,468
Cadence Design Systems Inc *	57,100	966,132
Ceridian Corp *	22,700	564,095
Check Point Software Technologies Ltd * (Israel)	32,500	653,250
Cisco Systems Inc *	1,475,700	25,263,984
Citrix Systems Inc *	23,200	667,696
Cognos Inc * (Canada)	6,000	208,260
Computer Associates International Inc	177,000	4,989,630
Computer Sciences Corp *	24,200	1,225,488
Compuware Corp *	104,800	940,056
Corning Inc *	372,200	7,317,452
CSG Systems International Inc * †	1,100	24,552
Dell Inc *	730,200	21,898,698
Digital River Inc * †	10,800	321,192
Electronic Data Systems Corp †	47,900	1,151,516
EMC Corp *	760,200	10,353,924
Emulex Corp *	18,300	362,157
Fairchild Semiconductor International Inc *	49,100	830,281
Freescale Semiconductor Inc ‘B’ *	187,043	4,707,872
General Dynamics Corp	49,700	5,668,285
Genesis Microchip Inc * †	7,600	137,484
Harris Corp	3,000	129,030
Hewlett-Packard Co	751,800	21,524,034
Hyperion Solutions Corp *	23,850	854,307
Intel Corp	1,485,600	37,080,576
International Business Machines Corp	321,100	26,394,420
Internet Security Systems Inc * †	21,500	450,425
Intersil Corp ‘A’	36,900	918,072
Intuit Inc *	26,400	1,407,120
Jabil Circuit Inc *	31,000	1,149,790
Juniper Networks Inc *	136,500	3,043,950
Komag Inc * †	13,900	481,774
LSI Logic Corp * †	109,200	873,600
Lucent Technologies Inc *	906,500	2,411,290
McAfee Inc *	33,600	911,568
Micrel Inc * †	13,200	153,120
Microchip Technology Inc	34,700	1,115,605
Microsemi Corp * †	10,600	293,196
Microsoft Corp	1,629,000	42,598,350
MicroStrategy Inc ‘A’ * †	4,100	339,234
Motorola Inc	447,200	10,102,248
National Semiconductor Corp	50,100	1,301,598
NCR Corp *	34,200	1,160,748
Network Appliance Inc *	57,700	1,557,900
Novell Inc * †	110,300	973,949
NVIDIA Corp *	31,900	1,166,264
OmniVision Technologies Inc * †	20,800	415,168
Oracle Corp *	1,021,200	12,468,852
Palm Inc * †	11,400	362,520
Parametric Technology Corp *	60,600	369,660
PerkinElmer Inc	6,300	148,428
QLogic Corp *	23,500	763,985
QUALCOMM Inc	250,900	10,808,772
Raytheon Co	204,200	8,198,630
Red Hat Inc * †	38,000	1,035,120
Rockwell Automation Inc	88,600	5,241,576
Sanmina-SCI Corp *	220,700	940,182
Scientific-Atlanta Inc	25,900	1,115,513
Solectron Corp *	284,600	1,041,636
Sun Microsystems Inc *	271,400	1,137,166
Symantec Corp *	490,413	8,582,228
Synopsys Inc *	59,300	1,189,558
Texas Instruments Inc	563,000	18,055,410
The Reynolds & Reynolds Co ‘A’	2,100	58,947
UNOVA Inc * †	8,700	294,060
Websense Inc * †	5,800	380,712
Western Digital Corp * †	81,200	1,511,132
Zoran Corp * †	5,700	92,397

		361,371,728

Utilities - 3.98%

AT&T Inc	492,332	12,057,211
BellSouth Corp	303,100	8,214,010
Cablevision Systems Corp ‘A’ *	25,800	605,526
CenturyTel Inc	25,000	829,000
Comcast Corp ‘A’ *	289,600	7,518,016
Constellation Energy Group Inc	53,600	3,087,360
Dobson Communications Corp ‘A’ * †	42,500	318,750
DPL Inc	6,500	169,065
Duke Energy Corp	1,000	27,450
Energy East Corp	1,800	41,040
Entergy Corp	8,100	556,065
FirstEnergy Corp	14,000	685,860
NiSource Inc	6,300	131,418
PG&E Corp	140,700	5,222,784
Pinnacle West Capital Corp	800	33,080
Qwest Communications International Inc * †	161,700	913,605
Sierra Pacific Resources *	25,500	332,520
Sprint Nextel Corp	765,613	17,884,720
The AES Corp *	63,300	1,002,039
TXU Corp	74,600	3,744,174
Verizon Communications Inc	547,400	16,487,688

		79,861,381

Total Common Stocks (Cost $1,871,090,377)		1,989,306,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 0.96%

Repurchase Agreement - 0.96%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $19,129,224; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $19,508,741)	$19,122,000	$19,122,000

Total Short-Term Investment (Cost $19,122,000)		19,122,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.22% (Cost $1,890,212,377)		2,008,462,440

	Shares

SECURITIES LENDING COLLATERAL - 2.76%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $55,298,430)	55,298,430	55,298,430

TOTAL INVESTMENTS - 102.98% (Cost $1,945,510,807)		2,063,760,870

OTHER ASSETS & LIABILITIES, NET - (2.98%)		(59,691,497)

NET ASSETS - 100.00%		$2,004,069,373

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.08%
Technology	18.03%
Health Care	13.89%
Consumer Discretionary	11.44%
Integrated Oils	7.89%
Consumer Staples	5.85%
Producer Durables	4.88%
Multi-Industry	4.32%
Utilities	3.98%
Short-Term Investment & Securities Lending Collateral	3.72%
Materials & Processing	3.29%
Energy	3.09%
Autos & Transportation	1.52%

102.98%
Other Assets & Liabilities, Net	(2.98%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
WARRANTS - 0.01%

India - 0.01%

Trent Ltd * Exp. 04/29/09	14,582	$128,660

Total Warrants (Cost $0)		128,660

PREFERRED STOCKS - 7.92%

Brazil - 7.07%

America Latina Logistica SA	182,600	7,789,569
Banco Bradesco SA	514,620	14,899,617
Centrais Eletricas Brasileiras SA ‘B’	472,303,400	7,998,638
Cia de Bebidas das Americas ADR †	174,630	6,644,672
Cia Energetica de Minas Gerais	11,314,640	459,689
Cia Vale do Rio Doce * +	25,780	—
Cia Vale do Rio Doce ADR	383,770	13,911,662
Electropaulo Metropolitana Electricidade de Sao Paulo SA *	174,257,500	7,452,316
Embraer-Empresa Brasileira de Aeronautica SA	467,790	4,591,276
Lojas Americanas SA	476,570,890	14,570,437
Sadia SA	4,632,290	13,074,932
Tele Norte Leste Participacoes SA	49,140	872,134
Universo Online SA *	118,000	994,141

		93,259,083

South Korea - 0.85%

Hyundai Motor Co *	67,870	4,364,198
LG Electronics Inc *	76,760	4,518,198
S-Oil Corp	39,580	2,298,408

		11,180,804

Total Preferred Stocks (Cost $63,752,202)		104,439,887

COMMON STOCKS - 89.05%

Argentina - 0.31%

IRSA Inversiones y Representaciones SA GDR * †	225,610	2,725,369
Transportadora de Gas del Sur SA ‘B’ *	1,227,956	1,361,020

		4,086,389

Bermuda - 1.26%

Dairy Farm International Holdings Ltd	739,590	2,677,316
Guoco Group Ltd	471,410	5,216,508
Midland Holdings Ltd	9,735,470	5,022,393
Varitronix International Ltd	5,113,470	3,693,155

		16,609,372

Brazil - 6.70%

America Latina Logistica SA GDR ~	23,600	1,007,963
Banco Nossa Caixa SA	244,200	3,644,776
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR †	580,840	19,109,636
Cia de Bebidas das Americas ADR	50,460	1,650,042
Cia Siderurgica Nacional SA ADR †	289,370	6,192,518
Cosan SA Industria e Comercio *	25,000	728,414
Cyrela Brazil Realty SA Empreendimentos e Participacoes	78,640	1,076,201
Cyrela Brazil Realty SA Empreendimentos e Participacoes GDR ~	29,790	4,081,695
Diagnosticos da America SA *	522,260	9,715,738
EDP - Energias do Brasil SA *	18,300	214,360
Embraer-Empresa Brasileira de Aeronautica SA	432,560	3,329,804
Natura Cosmeticos SA	88,770	3,909,479
Petroleo Brasileiro SA ADR	284,410	20,269,901
Tele Norte Leste Participacoes SA	591,005	13,471,559

		88,402,086

Cayman - 0.26%

China Shineway Pharmaceutical Group Ltd	440,000	221,315
Hutchison Telecommunications International Ltd *	2,256,770	3,259,861

		3,481,176

China - 0.89%

Sinopec Zhenhai Refining & Chemical Co Ltd	3,771,460	4,961,391
Sinotrans Ltd †	16,776,780	6,815,739

		11,777,130

Egypt - 3.74%

Commercial International Bank GDR	783,710	7,735,218
Eastern Tobacco Co	161,730	8,997,979
Medinet Nasr Housing & Development	270,577	5,068,530
Orascom Telecom Holding SAE	141,145	14,832,307
Vodafone Egypt Telecommunications SAE	719,293	12,656,799

		49,290,833

Greece - 0.29%

Folli-Follie SA	55,660	1,482,650
INTRALOT SA	136,800	2,396,960

		3,879,610

Hong Kong - 2.69%

Hang Lung Group Ltd	2,839,540	6,024,315
Henderson Land Development Co Ltd †	2,912,900	13,712,361
Shaw Brothers Ltd	1,272,000	1,517,479
Television Broadcasts Ltd	855,920	4,548,039
The Hongkong & Shanghai Hotels Ltd	2,565,360	2,812,296
The Link REIT *	3,608,000	6,840,340

		35,454,830

Hungary - 0.09%

Danubius Hotel & Spa RT *	45,459	1,245,976

India - 14.79%

Amtek Auto Ltd	1,753,504	11,611,435
Bajaj Auto Ltd	95,970	4,267,514
Bharat Heavy Electricals Ltd	254,632	7,849,479
Bharat Petroleum Corp Ltd	796,310	7,684,361
Cipla Ltd	559,540	5,513,947
Divi’s Laboratories Ltd	145,261	4,918,277
GAIL India Ltd	586,540	3,464,881
Gateway Distriparks Ltd	249,407	1,529,589
Gateway Distriparks Ltd GDR * ~	527,900	3,236,502
HCL Technologies Ltd	757,378	9,073,555
Hindustan Petroleum Corp Ltd	556,670	4,067,236
Housing Development Finance Corp	649,260	17,416,531
ICICI Bank Ltd ADR †	422,930	12,180,384
ITC Ltd	4,087,620	12,900,145
Jubilant Organosys Ltd	29,390	702,238
Larsen & Toubro Ltd	388,487	15,922,830
Mahanagar Telephone Nigam Ltd	407,701	1,306,600
Mahindra & Mahindra Ltd	608,459	6,924,357
National Thermal Power Corp Ltd	1,012,286	2,521,997
Oil & Natural Gas Corp Ltd	163,980	4,281,994

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Patni Computer Systems Ltd	122,189	$1,345,450
Ranbaxy Laboratories Ltd	267,338	2,152,904
Reliance Industries Ltd	901,532	17,825,268
Rico Auto Industries Ltd	418,460	911,414
Sun Pharmaceutical Industries Ltd	240,235	3,642,100
Tata Consultancy Services Ltd	500,271	18,928,467
Trent Ltd	122,172	2,449,278
United Breweries Holdings Ltd *	242,890	2,833,222
United Breweries Ltd	171,324	2,878,753
Zee Telefilms Ltd	1,353,166	4,718,563

		195,059,271

Indonesia - 4.36%

P.T. Aneka Tambang Tbk	28,667,490	10,425,867
P.T. Astra International Tbk	10,537,370	10,933,995
P.T. Bank Mandiri Persero Tbk	57,439,880	9,583,052
P.T. Gudang Garam Tbk	3,230,660	3,828,809
P.T. Indosat Tbk	7,688,500	4,340,913
P.T. Telekomunikasi Indonesia Tbk	30,608,000	18,371,028

		57,483,664

Israel - 1.06%

Bank Hapoalim BM	1,185,296	5,501,873
Bank Leumi Le-Israel BM	2,221,470	8,512,581

		14,014,454

Lebanon - 0.42%

Solidere GDR * †	323,522	5,499,874

Mexico - 7.35%

America Movil SA de CV ‘L’ ADR	241,930	7,078,872
Cemex SA de CV ADR	277,094	16,439,965
Consorcio ARA SA de CV	1,284,910	5,619,404
Corporacion GEO SA de CV ‘B’ *	3,601,060	12,700,658
Corporacion Interamericana de Entretenimiento SA de CV ‘B’ *	1,965,123	4,273,092
Empresas ICA SA de CV *	2,448,783	5,988,090
Fomento Economico Mexicano SA de CV ADR	85,910	6,229,334
Grupo Financiero Banorte SA de CV ‘O’	2,166,460	4,486,758
Grupo Financiero Inbursa SA de CV ‘O’	4,362,090	7,442,117
Grupo Televisa SA ADR	130,950	10,541,475
Impulsora del Desarrollo Economico de America Latina SA de CV *	6,747,370	7,361,344
SARE Holding SA de CV ‘B’ *	8,235,920	8,752,965

		96,914,074

Norway - 0.67%

Det Norske Oljeselskap ASA †	1,004,181	8,852,586

Panama - 0.98%

Banco Latinoamericano de Exportaciones SA ‘E’ †	706,080	12,921,264

Peru - 0.08%

Cia de Minas Buenaventura SA ADR †	37,850	1,071,155

Philippines - 1.40%

Jollibee Foods Corp	7,486,730	5,717,755
SM Prime Holdings Inc	85,173,457	12,688,484

		18,406,239

Portugal - 0.33%

Jeronimo Martins Sociedade Gestora de Participacoes SA	294,461	4,427,356

Singapore - 0.43%

PEARL Energy Ltd *	772,970	683,407
Singapore Press Holdings Ltd	1,931,080	4,994,222

		5,677,629

South Africa - 3.78%

Anglo Platinum Ltd	177,260	12,802,500
Harmony Gold Mining Co Ltd ADR * †	196,610	2,565,760
Impala Platinum Holdings Ltd	51,100	7,526,701
JD Group Ltd	305,448	3,700,133
Massmart Holdings Ltd	715,600	5,841,286
Murray & Roberts Holdings Ltd	1,278,513	3,960,309
Steinhoff International Holdings Ltd	3,254,103	9,642,739
Tiger Brands Ltd	166,340	3,824,966

		49,864,394

South Korea - 20.25%

Able C&C Co Ltd *	119,406	2,716,860
AmorePacific Corp *	23,846	7,454,455
Daegu Bank *	308,930	4,675,896
Danal Co Ltd *	93,549	1,448,328
FINETEC Corp *	286,155	2,805,358
GS Engineering & Construction Corp *	59,120	3,099,728
GS Home Shopping Inc *	98,669	12,591,681
Hana Financial Holdings	233,724	10,682,152
Humax Co Ltd *	409,137	11,029,315
Hynix Semiconductor Inc *	733,202	25,604,225
Hyundai Development Co *	100,790	4,566,634
Hyundai Heavy Industries Co Ltd *	130,996	9,965,467
Hyundai Motor Co *	151,830	14,614,492
Industrial Bank of Korea *	375,910	6,526,409
Jeonbuk Bank	404,851	3,924,956
Kia Motors Corp *	742,589	19,504,118
Kolon Engineering & Construction Co Ltd *	73,370	881,877
Kyeryong Construction Industrial Co Ltd *	113,891	3,391,323
LG Corp *	128,370	4,012,952
LG Electronics Inc *	111,640	9,862,444
LG International Corp *	25,000	577,484
Mobilians Co Ltd *	91,261	1,245,884
Mtekvision Co Ltd	164,331	5,787,390
NCsoft Corp *	40,959	3,111,887
NHN Corp *	59,470	15,884,553
S-Oil Corp	152,777	10,670,284
Shinhan Financial Group Co Ltd *	238,600	9,689,400
SK Corp *	112,109	5,778,186
SK Telecom Co Ltd	28,944	5,182,632
SK Telecom Co Ltd ADR †	628,470	12,751,656
SsangYong Motor Co *	1,715,470	13,797,073
Telechips Inc *	116,656	3,248,619
Woori Finance Holdings Co Ltd *	828,840	16,480,867
Yedang Entertainment Co Ltd *	314,285	3,622,120

		267,186,705

Taiwan - 7.54%

BenQ Corp	10,847,592	10,491,861
Continental Engineering Corp	2,704,000	1,070,842
Fubon Financial Holding Co Ltd	7,496,000	6,439,529
Fubon Financial Holding Co Ltd GDR (LI)	322,800	2,792,220
Fubon Financial Holding Co Ltd GDR (OTC) †	28,462	244,383
High Tech Computer Corp	307,000	5,760,955
Lite-On Technology Corp	11,027,052	15,032,385
Motech Industries Inc	600,000	8,261,618
President Chain Store Corp	2,376,261	4,980,329
Quanta Computer Inc	8,396,750	11,792,003
Sunplus Technology Co Ltd	5,732,000	7,263,985
Synnex Technology International Corp	5,298,382	6,528,858
United Microelectronics Corp	33,214,000	18,819,563

		99,478,531

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
Thailand - 1.95%

Kiatnakin Finance PCL	5,112,400	$3,613,884
Serm Suk PCL	1,258,000	637,816
Shin Corp PCL	12,469,990	12,842,342
TISCO Bank PCL	4,411,680	2,984,135
TMB Bank PCL *	53,535,890	5,611,318

		25,689,495

Turkey - 3.75%

Aksigorta AS	1,603,417	12,228,949
Haci Omer Sabanci Holding AS †	1,387,430	7,859,193
Haci Omer Sabanci Holding AS ADR	3,310,830	4,717,933
Koc Holding AS	2,055,504	9,664,902
Petkim Petrokimya Holding AS *	691,176	4,017,572
Turkiye Vakiflar Bankasi TAO	2,068,770	10,952,762

		49,441,311

United Kingdom - 3.07%

Highland Gold Mining Ltd	393,004	1,659,971
HSBC Holdings PLC ADR †	58,689	4,722,704
HSBC Holdings PLC (HSI) †	708,715	11,379,798
Old Mutual PLC	3,407,100	9,657,446
Standard Chartered PLC	588,750	13,117,548

		40,537,467

United States - 0.61%

NII Holdings Inc *	183,698	8,023,929

Total Common Stocks (Cost $874,292,641)		1,174,776,800

	Principal
	Amount

CORPORATE BONDS - 0.01%

India - 0.01%

Trent Ltd 2.000% due 07/07/10 + §	INR 1,458,200	145,350

Total Corporate Bonds (Cost $0)		145,350

SHORT-TERM INVESTMENT - 2.78%

Repurchase Agreement - 2.78%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $36,649,840; collateralized by U.S. Treasury Notes: 3.625% due 06/30/07 and market value $37,372,318)	$36,636,000	36,636,000

Total Short-Term Investment (Cost $36,636,000)		36,636,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.77% (Cost $974,680,843)		1,316,126,697

	Shares

SECURITIES LENDING COLLATERAL - 5.80%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $76,523,525)	76,523,525	76,523,525

TOTAL INVESTMENTS - 105.57% (Cost $1,051,204,368)		1,392,650,222

OTHER ASSETS & LIABILITIES, NET - (5.57%)		(73,486,867)

NET ASSETS - 100.00%		$1,319,163,355

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	24.00%
Technology	13.54%
Consumer Discretionary	11.28%
Utilities	10.47%
Short-Term Investment & Securities Lending Collateral	8.58%
Autos & Transportation	8.14%
Materials & Processing	6.07%
Producer Durables	5.74%
Multi-Industry	5.53%
Integrated Oils	5.27%
Consumer Staples	4.87%
Health Care	1.98%
Energy	0.10%

105.57%
Other Assets & Liabilities, Net	(5.57%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
PREFERRED STOCKS - 0.09%

Financial Services - 0.09%

DG Funding Trust ~	60	$639,375
Fannie Mae	43,300	2,370,675

		3,010,050

Total Preferred Stocks (Cost $2,808,181)		3,010,050

	Principal
	Amount
CORPORATE BONDS & NOTES - 3.67%

Autos & Transportation - 0.38%

DaimlerChrysler NA Holding Corp
4.990% due 05/24/06 §	$1,900,000	1,902,660
6.500% due 11/15/13	6,500,000	6,816,277
Ford Motor Co
7.450% due 07/16/31 †	2,000,000	1,370,000
7.700% due 05/15/97	2,000,000	1,310,000
United Air Lines Inc
9.210% due 01/21/17 ¤	542,932	384,415
9.350% due 04/07/16 ¤	129,315	87,941
9.560% due 10/19/18 ¤	1,441,834	912,385
10.850% due 02/19/15 ¤	1,000,000	560,000

		13,343,677

Consumer Discretionary - 0.01%

Chancellor Media Corp
8.000% due 11/01/08	250,000	265,955

Consumer Staples - 0.09%

The Kroger Co
5.500% due 02/01/13 †	2,900,000	2,866,862
The Procter & Gamble Co
6.875% due 09/15/09	175,000	187,174

		3,054,036

Energy - 0.20%

Gazprom OAO (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	2,297,761
The Williams Cos Inc
6.375% due 10/01/10 ~	$4,600,000	4,617,250

		6,915,011

Financial Services - 1.39%

Associates Corp of North America
6.250% due 11/01/08	150,000	155,482
CCCA LLC
7.900% due 10/15/12 ~	1,000,000	1,075,538
Countrywide Home Loans Inc
6.250% due 04/15/09 †	40,000	41,277
Ford Motor Credit Co
5.700% due 01/15/10 †	4,400,000	3,743,498
7.875% due 06/15/10	3,900,000	3,512,742
General Motors Acceptance Corp
5.625% due 05/15/09	1,900,000	1,691,663
GP Canada Finance Co (Canada)
7.200% due 12/15/06 ~	2,000,000	2,030,000
Morgan Stanley
4.544% due 10/29/06 ¸ §	17,200,000	17,200,000
5.300% due 03/01/13	7,100,000	7,124,736
National Westminster Bank PLC (United Kingdom)
7.375% due 10/01/09	530,000	575,865
NationsBank Corp
7.250% due 10/15/25	840,000	1,005,178
Pemex Project Funding Master Trust
10.000% due 09/15/27 ~	220,000	294,250
Postal Square LP
6.500% due 06/15/22	2,051,100	2,218,035
Qwest Capital Funding Inc
7.000% due 08/03/09 †	880,000	893,200
7.750% due 08/15/06	7,300,000	7,409,500

		48,970,964

Health Care - 0.08%

HCA Inc
5.250% due 11/06/08	3,000,000	2,975,472

Integrated Oils - 0.33%

Enterprise Products Operating LP
4.000% due 10/15/07	5,000,000	4,897,585
4.625% due 10/15/09	3,900,000	3,807,067
Norsk Hydro ASA (Norway)
7.150% due 01/15/29	1,000,000	1,224,341
Occidental Petroleum Corp
7.200% due 04/01/28	745,000	903,555
8.450% due 02/15/29 †	595,000	827,444

		11,659,992

Materials & Processing - 0.04%

Packaging Corp of America
5.750% due 08/01/13	1,400,000	1,376,991

Utilities - 1.15%

British Telecom PLC (United Kingdom)
8.875% due 12/15/30	1,000,000	1,341,898
Comcast Corp
7.050% due 03/15/33 †	3,000,000	3,248,949
Cox Communications Inc
6.400% due 08/01/08	125,000	126,972
6.800% due 08/01/28	110,000	113,937
Entergy Gulf States Inc
3.600% due 06/01/08	6,100,000	5,869,194
GTE California Inc
6.700% due 09/01/09	5,000,000	5,157,095
MCI Inc
7.688% due 05/01/09	5,500,000	5,692,500
Niagara Mohawk Power Corp
7.750% due 05/15/06	2,400,000	2,425,889
PSEG Power LLC
6.875% due 04/15/06	350,000	351,837
7.750% due 04/15/11	1,000,000	1,108,390
Qwest Corp
6.875% due 09/15/33	1,386,000	1,309,770
8.875% due 03/15/12	1,500,000	1,698,750
SBC Communications Inc
4.125% due 09/15/09	8,200,000	7,924,792
Southern California Edison Co
4.430% due 01/13/06 §	1,200,000	1,199,968
Verizon PA Inc
5.650% due 11/15/11 †	2,899,000	2,894,199

		40,464,140

Total Corporate Bonds & Notes (Cost $129,101,526)		129,026,238

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
BANK LOAN OBLIGATIONS - 1.18%

Consumer Discretionary - 0.03%

Allied Waste Industries Inc 4.870% due 01/15/12 + ¸ §	$273,485	$275,271
6.090% due 01/15/12 + ¸ §	339,785	342,024
6.200% due 01/15/12 + ¸ §	138,124	139,034
6.210% due 01/15/12 + ¸ §	110,499	111,227
6.390% due 01/15/12 + ¸ §	116,007	116,771

		984,327

Energy - 0.02%

Reliant Energy Inc 6.089% due 04/30/10 + ¸ §	918,103	917,099
6.775% due 04/30/10 + ¸ §	2,512	2,510

		919,609

Health Care - 0.03%

DaVita Inc 6.400% due 05/16/12 + ¸ §	52,941	53,717
6.540% due 05/16/12 + ¸ §	174,509	177,067
6.620% due 05/16/12 + ¸ §	47,059	47,748
6.640% due 05/16/12 + ¸ §	29,412	29,843
6.780% due 05/16/12 + ¸ §	490,195	497,379
6.940% due 05/16/12 + ¸ §	85,833	87,091
6.940% due 10/05/12 + ¸ §	78,432	79,581

		972,426

Materials & Processing - 0.24%

SIGMAKALON ‘A’ (Netherlands) 4.742% due 06/30/12 + ¸ §	EUR 1,400,000	1,624,895
SIGMAKALON ‘B’ (Netherlands) 5.242% due 09/19/12 + ¸ §	1,726,512	2,042,092
SIGMAKALON ‘B1’ (Netherlands) 5.242% due 09/19/12 ¸ §	944,186	1,103,656
SIGMAKALON ‘B1’ (Netherlands) 5.242% due 09/19/12 + ¸ §	229,302	271,215
SIGMAKALON ‘C’ (Netherlands) 5.742% due 09/19/13 ¸ §	203,615	238,005
SIGMAKALON ‘C’ (Netherlands) 5.742% due 09/19/13 + ¸ §	1,875,907	2,230,592
SIGMAKALON ‘C1’ (Netherlands) 5.742% due 09/19/13 + ¸ §	820,478	975,609

		8,486,064

Multi-Industry - 0.20%

Pirelli Cable SA (Italy) 5.066% due 06/23/13 + ¸ §	2,743,583	3,264,720
5.253% due 06/23/14 + ¸ §	1,090,909	1,314,930
5.566% due 06/23/14 + ¸ §	2,024,385	2,413,619

		6,993,269

Utilities - 0.66%

Satbirds Finance Sarl (France) 5.086% due 04/04/13 + ¸ §	7,500,000	8,907,461
Telenet Communications NV (Belgium) 4.992% due 12/30/09 + ¸ §	5,000,000	5,960,168
UPC Broadband Holding BV (Netherlands) 4.600% due 04/01/10 + ¸ §	7,100,000	8,367,564

		23,235,193

Total Bank Loan Obligations (Cost $41,656,162)		41,590,888

MORTGAGE-BACKED SECURITIES - 76.68%

Collateralized Mortgage Obligations - 11.52%

Adjustable Rate Mortgage Trust 4.626% due 05/25/35 " §	$6,761,447	6,673,339
Banc of America Funding Corp 4.116% due 05/25/35 " §	18,452,647	17,981,540
Banc of America Mortgage Securities 5.000% due 05/25/34 "	7,608,980	7,501,114
Bear Stearns Adjustable Rate Mortgage Trust 4.625% due 10/25/35 " §	2,543,495	2,495,980
4.750% due 10/25/35 " §	15,167,534	15,026,273
5.932% due 06/25/32 " §	87,704	87,518
Bear Stearns Alt-A Trust 5.424% due 05/25/35 " §	12,981,102	13,025,040
Bear Stearns Commercial Mortgage Securities 7.000% due 05/20/30 "	2,536,396	2,697,223
Commercial Mortgage Acceptance Corp 6.490% due 07/15/31 "	1,850,934	1,902,320
Commercial Mortgage Pass-Through Certificates 4.549% due 03/15/20 ~ " §	11,100,000	11,105,509
Countrywide Home Loan Mortgage Pass-Through Trust 4.699% due 03/25/35 " §	11,605,864	11,592,856
4.719% due 06/25/35 ~ " §	25,611,652	25,665,946
5.250% due 02/20/36 " §	6,856,458	6,815,407
CS First Boston Mortgage Securities Corp 4.485% due 03/25/32 ~ " §	5,023,859	5,039,774
5.750% due 09/22/17 "	1,069,071	1,057,739
DLJ Commercial Mortgage Corp 7.300% due 06/10/32 "	1,200,000	1,283,229
Downey Savings & Loan Association Mortgage Loan Trust 5.387% due 07/19/44 " §	13,010,607	13,144,542
Fannie Mae 4.770% due 04/18/28 " §	702,105	706,810
4.820% due 10/18/30 " §	5,397	5,441
4.879% due 03/25/17 " §	320,885	324,324
5.000% due 04/25/14 - 03/25/21 " ±	1,808,799	1,793,565
6.500% due 02/25/09 "	28,580	28,811
Fannie Mae (IO) 0.950% due 03/25/09 " §	174,030	1,671
Fannie Mae Whole Loan 4.541% due 05/25/34 " §	476,972	475,660
6.500% due 10/25/42 "	5,556,701	5,579,483
First Horizon Alternative Mortgage Securities 4.501% due 03/25/35 " §	8,025,220	7,945,457
First Nationwide Trust 8.500% due 09/25/31 "	43,290	43,176
Freddie Mac 3.500% due 02/15/10 - 07/15/32 " ±	44,175,764	43,735,324
4.000% due 07/15/17 "	11,126,986	11,087,997
4.500% due 08/15/09 "	4,895,898	4,892,692
5.000% due 09/15/16 "	4,342,245	4,340,592
6.250% due 04/15/22 "	1,000,384	1,002,744
6.650% due 06/15/23 "	40,691	40,674
7.000% due 09/15/21 "	174,967	174,661
7.500% due 01/15/23 "	4,368,177	4,509,244
Freddie Mac (IO) 7.000% due 06/15/23 "	4,457	46
Freddie Mac Structured Pass-Through Securities 4.526% due 10/25/44 " §	14,519,082	14,609,185
4.726% due 07/25/44 " §	79,851,112	81,088,716
GMAC Commercial Mortgage Securities Inc (IO) 0.552% due 05/15/35 " §	12,232,250	242,924
GMAC Mortgage Corp Loan Trust 5.500% due 09/25/34 "	7,537,320	7,495,630

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Government National Mortgage Association 7.500% due 09/20/26 "	$971,072	$1,011,467
Imperial Savings Association 8.428% due 02/25/18 " §	7,212	7,199
IndyMac ARM Trust 6.651% due 01/25/32 " §	254,488	254,554
Lehman Large Loan (IO) 0.586% due 10/12/34 " §	7,256,343	117,747
MASTR Asset Securitization Trust 5.500% due 09/25/33 "	346,295	341,533
MLCC Mortgage Investors Inc 4.749% due 03/15/25 " §	8,743,265	8,782,617
Mortgage Capital Funding Inc (IO) 1.426% due 11/20/27 " §	3,982,571	61,726
Residential Accredit Loans Inc 5.500% due 06/25/17 "	364,626	364,589
Residential Asset Securitization Trust 5.500% due 01/25/34 "	12,414,079	12,416,673
Sequoia Mortgage Trust 4.720% due 07/20/33 " §	5,197,230	5,213,300
Small Business Administration 4.754% due 08/10/14 "	4,728,252	4,654,638
7.452% due 09/01/10 "	191,727	203,497
7.640% due 03/10/10 "	216,709	230,957
8.017% due 02/10/10 "	279,807	299,171
Small Business Administration Participation Certificates 6.120% due 09/01/21 "	3,434,500	3,587,850
Union Planters Mortgage Finance Corp 6.800% due 01/25/28 "	1,953,565	1,974,922
Washington Mutual Inc 4.324% due 02/27/34 " §	4,534,187	4,516,527
4.563% due 08/25/42 " §	828,827	824,905
4.649% due 12/25/27 " §	15,635,854	15,634,108
4.689% due 01/25/45 " §	9,703,552	9,713,301
5.139% due 10/25/32 " §	744,996	743,194
Washington Mutual MSC Mortgage Pass-Through Certificates 5.368% due 02/25/33 " §	1,384,365	1,392,477

		405,567,128

Fannie Mae - 63.21%

4.007% due 03/01/33 " §	2,100,752	2,110,649
4.197% due 11/01/34 " §	46,910,303	46,399,194
4.362% due 08/01/42 " §	3,744,267	3,773,328
4.363% due 08/01/42 - 10/01/44 " § ±	16,480,504	16,612,481
4.432% due 04/01/35 " §	9,164,182	9,034,910
4.436% due 05/01/36 " §	294,079	296,035
4.495% due 05/01/36 " §	283,277	285,176
4.517% due 05/01/36 " §	8,848,145	8,926,120
4.801% due 12/01/34 " §	17,938,793	17,897,647
4.880% due 01/01/23 " §	329,339	336,343
5.000% due 08/01/30 - 12/01/35 " ±	124,521,388	120,695,716
5.000% due 01/12/36 - 02/13/36 # " ±	47,400,000	45,906,083
5.083% due 04/01/27 " §	216,328	224,887
5.157% due 01/01/25 " §	113,663	115,217
5.337% due 12/01/22 " §	97,234	99,201
5.393% due 09/01/34 " §	4,669,806	4,687,249
5.500% due 12/01/14 - 10/01/35 " ±	1,122,429,545	1,112,255,949
5.500% due 01/12/36 - 02/13/36 # " ±	783,200,000	775,476,024
5.825% due 11/01/23 " §	127	130
6.000% due 04/01/16 - 07/01/23 " ±	45,115,186	45,909,005
6.500% due 01/01/13 - 01/01/30 " ±	11,060,906	11,377,018
6.825% due 08/01/09 "	938,184	982,893
6.875% due 08/01/09 "	938,851	984,933
6.900% due 09/01/09 "	557,348	585,952
8.000% due 04/01/30 - 08/01/30 " ±	47,955	51,241

		2,225,023,381

Federal Housing Authority - 0.14%

7.430% due 09/01/19 - 10/01/24 " ±	4,736,490	4,781,599

Freddie Mac - 0.87%

4.000% due 07/01/18 "	6,772	6,469
5.101% due 05/01/23 " §	30,358	31,165
5.500% due 03/01/23 - 01/01/30 " ±	13,808,034	13,740,248
5.518% due 01/01/28 " §	129,049	131,481
5.762% due 03/01/32 " §	1,158,059	1,167,685
5.898% due 07/01/32 " §	371,901	373,452
5.913% due 03/01/32 " §	554,926	557,108
5.964% due 05/01/32 " §	265,546	266,975
6.000% due 07/01/06 - 10/01/22 " ±	7,636,681	7,777,482
6.500% due 01/01/15 - 05/01/17 " ±	6,526,644	6,709,238

		30,761,303

Government National Mortgage Association - 0.94%

3.750% due 03/20/32 " §	408,530	405,969
4.000% due 03/20/32 - 01/20/33 " § ±	2,096,850	2,096,108
4.125% due 12/20/22 - 12/20/32 " § ±	5,635,521	5,675,402
4.250% due 03/20/28 - 03/20/29 " § ±	145,182	145,594
4.375% due 05/20/22 - 06/20/32 " § ±	12,575,697	12,642,058
4.500% due 09/20/30 - 03/20/33 " § ±	4,092,154	4,104,311
4.625% due 11/20/24 - 03/20/33 " § ±	552,835	560,282
4.750% due 07/20/23 - 03/20/29 " § ±	1,732,480	1,745,944
5.250% due 08/20/20 - 07/20/24 " § ±	331,744	337,727
6.000% due 08/15/31 "	43,890	44,998
7.500% due 04/15/30 - 12/15/31 " ±	379,998	399,801
8.000% due 12/15/29 - 08/15/32 " ±	1,984,855	2,125,400
8.500% due 09/15/16 - 01/15/31 " ±	2,611,702	2,822,231
9.000% due 02/15/17 - 04/15/20 " ±	38,742	42,276
9.500% due 04/15/18 "	532	587
10.000% due 05/15/19 - 02/15/25 " ±	50,274	56,183

		33,204,871

Total Mortgage-Backed Securities (Cost $2,714,986,516)		2,699,338,282

ASSET-BACKED SECURITIES - 1.91%

AAA Trust 4.479% due 11/26/35 ~ " §	12,197,889	12,213,158
Ameriquest Mortgage Securities Inc 5.199% due 10/25/31 " §	1,796,471	1,798,576

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Argent Securities Inc
4.519% due 02/25/36 " §	$8,983,110	$8,988,670
Bank One Issuance Trust
4.419% due 10/15/08 " §	14,600,000	14,610,213
ContiMortgage Home Equity Loan Trust
6.970% due 12/25/13 " §	729,580	727,330
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 "	140,184	139,968
IMC Home Equity Loan Trust
6.340% due 08/20/29 " §	526,580	525,641
Mid-State Trust
7.340% due 07/01/35 "	2,741,265	2,867,340
7.791% due 03/15/38 "	1,123,457	1,218,717
8.330% due 04/01/30 "	6,698,423	7,085,065
New Century Home Equity Loan Trust
4.489% due 09/25/35 " §	6,770,933	6,776,008
NPF XII Inc
2.200% due 12/01/03 ~ " § ¤	6,000,000	473,534
Oakwood Mortgage Investors Inc
6.890% due 11/15/32 "	1,000,000	284,555
Oakwood Mortgage Investors Inc (IO)
6.000% due 08/15/09 "	704,000	97,067
Renaissance Home Equity Loan Trust
4.559% due 02/25/35 " §	2,298,015	2,299,689
4.819% due 08/25/33 " §	1,608,533	1,614,214
Residential Asset Securities Corp
4.469% due 04/25/35 " §	5,395,672	5,399,907
SLM Student Loan Trust
4.400% due 04/25/11 " §	170,259	170,626
Structured Asset Securities Corp
4.669% due 01/25/33 " §	43,087	43,241

Total Asset-Backed Securities (Cost $67,020,920)		67,333,519

U.S. GOVERNMENT AGENCY ISSUES - 0.76%

Fannie Mae
5.000% due 07/29/19	17,000,000	16,973,820
Federal Home Loan Bank
0.000% due 02/27/12 §	3,500,000	3,047,978
Tennessee Valley Authority
4.875% due 12/15/16	6,500,000	6,709,950

Total U.S. Government Agency Issues (Cost $27,273,121)		26,731,748

U.S. TREASURY OBLIGATIONS - 18.69%

U.S. Treasury Bonds - 5.48%

8.750% due 05/15/17 †	104,700,000	143,807,125
8.875% due 08/15/17 †	35,300,000	49,064,247

		192,871,372

U.S. Treasury Inflation Protected Securities - 1.14%

1.875% due 07/15/13 † ^	13,773,404	13,589,405
1.875% due 07/15/15 † ^	12,493,410	12,290,405
2.000% due 07/15/14 † ^	13,525,888	13,454,566
3.875% due 01/15/09 † ^	910,920	957,677

		40,292,053

U.S. Treasury Notes - 12.07%

4.125% due 05/15/15 #	100,000,000	97,839,900
4.250% due 08/15/13 #	74,100,000	73,460,369
4.250% due 11/15/13 #	57,800,000	57,267,200
4.250% due 08/15/14 #	79,250,000	78,408,048
4.250% due 11/15/14 #	119,100,000	117,750,835

		424,726,352

Total U.S. Treasury Obligations (Cost $658,732,926)		657,889,777

FOREIGN GOVERNMENT BONDS, NOTES, & RIGHTS - 5.07%

Bundesrepublik Deutschland (Germany)
4.250% due 07/04/14	EUR 3,700,000	4,696,854
5.000% due 07/04/11	1,200,000	1,555,619
French Treasury Notes (France)
5.000% due 01/12/06	37,990,000	44,993,685
Hong Kong Government International Bond (Hong Kong)
5.125% due 08/01/14 ~	$8,100,000	8,126,989
Hydro Quebec (Canada)
8.625% due 06/15/29	1,000,000	1,460,738
Province of Quebec (Canada)
7.500% due 07/15/23 †	2,495,000	3,183,031
Province of Saskatchewan (Canada)
8.500% due 07/15/22	340,000	468,473
Republic of Brazil (Brazil)
5.188% due 04/15/06 §	1,316,000	1,316,868
5.250% due 04/15/09 §	1,039,795	1,035,750
5.250% due 04/15/12 §	3,257,707	3,225,130
8.000% due 01/15/18	591,000	639,166
9.250% due 10/22/10	800,000	897,200
10.000% due 08/07/11	900,000	1,048,500
11.000% due 01/11/12	1,400,000	1,711,500
11.000% due 08/17/40	500,000	645,125
11.250% due 07/26/07	250,000	271,750
11.500% due 03/12/08 †	12,620,000	14,147,020
12.250% due 03/06/30	510,000	736,950
Republic of Panama (Panama)
8.875% due 09/30/27	8,500,000	10,157,500
9.375% due 01/16/23	9,500,000	11,946,250
Republic of Peru (Peru)
5.000% due 03/07/17 §	931,000	872,812
9.125% due 02/21/12	11,860,000	13,609,350
9.875% due 02/06/15	2,000,000	2,410,000
Republic of South Africa (South Africa)
7.375% due 04/25/12	320,000	356,800
9.125% due 05/19/09	1,925,000	2,163,219
Russian Federation Government Bond (Russia)
5.000% due 03/31/30 §	8,400,000	9,503,592
8.250% due 03/31/10	1,400,000	1,493,660
State of Qatar (Qatar)
9.500% due 05/21/09	230,000	262,775
Ukraine Government Bond (Ukraine)
6.875% due 03/04/11	570,000	591,945
7.650% due 06/11/13	1,100,000	1,189,760
United Mexican States (Mexico)
8.000% due 09/24/22	6,500,000	8,035,625
8.300% due 08/15/31	15,900,000	20,471,250
8.375% due 01/14/11	3,750,000	4,284,375

	Notional
	Amount
United Mexican States Value Recovery Rights (Mexico)
0.000% due 06/30/06 §	21,250,000	436,688
0.000% due 06/30/07 §	21,250,000	557,812

Total Foreign Government Bonds, Notes, & Rights (Cost $160,338,281)		178,503,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
MUNICIPAL BONDS - 2.44%

Auburn University AL ‘A’
5.000% due 04/01/29	$5,015,000	$5,227,786
Badger Tobacco Asset Securitization Corp WI
6.125% due 06/01/27	2,475,000	2,609,244
California Educational Facilities Authority ‘A’
5.000% due 10/01/33	1,200,000	1,252,464
California State Economic Recovery ‘1098’
6.740% due 07/01/13 ~ §	2,000,000	2,383,120
California State Economic Recovery ‘A’
5.250% due 07/01/13	1,500,000	1,659,120
Cook County IL ‘B’
5.250% due 11/15/14	5,000,000	5,492,050
Georgia State Road & Tollway Authority
5.125% due 03/01/20	4,000,000	4,265,640
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	400,000	435,508
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	5,500,000	6,054,730
Honolulu City & County HI ‘1115’
6.220% due 07/01/23 ~ §	1,540,000	1,705,396
Illinois Health Facilities Authority
6.125% due 11/15/22	1,000,000	1,117,780
King County Washington Sewer Revenue ‘A’
5.000% due 01/01/35	4,700,000	4,866,098
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	1,091,060
New Mexico Mortgage Finance Authority ‘F-1’
7.070% due 03/01/28	175,000	184,324
New York City Municipal Water Finance Authority ‘1025’
6.220% due 06/15/35 ~ §	7,395,000	7,951,548
New York City Municipal Water Finance Authority ‘1307’
5.667% due 06/15/38 ~ §	3,150,000	3,385,116
New York City Transitional Finance Authority ‘B’
4.750% due 11/01/23	1,000,000	1,024,010
Pierce County School District WA ‘1116’
6.220% due 12/01/23 ~ §	1,500,000	1,648,860
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	500,000	520,193
South Central Regional Water Authority Revenue CT ‘B-1’
5.000% due 08/01/26	3,210,000	3,388,444
State of Georgia ‘1034’
6.220% due 05/01/20 ~ §	1,375,000	1,597,282
State of Texas ‘1306’
5.185% due 04/01/35 ~ §	2,400,000	2,431,824
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	4,935,000	5,178,444
Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	1,515,000	1,570,222
6.125% due 06/01/42	1,220,000	1,279,390
6.750% due 06/01/39	3,535,000	3,946,156
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,860,564
6.250% due 06/01/42	900,000	939,914
Tobacco Settlement Financing Corp VA
5.625% due 06/01/37	1,600,000	1,612,112
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	6,220,000	6,547,981
Virginia Housing Development Authority ‘H-1’
5.350% due 07/01/31	1,500,000	1,551,075

Total Municipal Bonds (Cost $81,646,322)		85,777,455

	Notional
	Amount
PURCHASED CALL OPTIONS - 0.16%

1-Year Interest Rate Swap (3-Month LIBOR vs. 4.700%) OTC Strike @ $4.70 Exp. 02/01/06 Broker: The Goldman Sachs Group Inc	500,000,000	42,000
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.250%) OTC Strike @ $4.25 Exp. 10/11/06 Broker: The Goldman Sachs Group Inc	73,300,000	104,159
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.250%) OTC Strike @ $4.25 Exp. 10/19/06 Broker: Barclays PLC	27,600,000	41,152
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.250%) OTC Strike @ $4.25 Exp. 10/24/06 Broker: Wachovia Corp	38,900,000	59,673
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.250%) OTC Strike @ $4.25 Exp. 10/25/06 Broker: The Goldman Sachs Group Inc	101,800,000	157,077
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 04/04/06 Broker: Citigroup Inc	30,500,000	16,927
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 04/04/06 Broker: Lehman Brothers Holdings Inc	67,900,000	37,684
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 04/06/06 Broker: The Goldman Sachs Group Inc	95,800,000	55,277
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 10/04/06 Broker: Citigroup Inc	26,600,000	69,506
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 10/04/06 Broker: Merrill Lynch & Co Inc	30,200,000	73,839
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 10/18/06 Broker: JPMorgan Chase & Co	108,800,000	301,594
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.750%) OTC Strike @ $4.75 Exp. 05/02/06 Broker: The Goldman Sachs Group Inc	141,500,000	318,092
2-Year Interest Rate Swap (3-Month LIBOR vs. 4.750%) OTC Strike @ $4.75 Exp. 08/07/06 Broker: The Goldman Sachs Group Inc	153,700,000	569,766
30-Year Interest Rate Swap (3-Month LIBOR vs. 4.500%) OTC Strike @ $4.50 Exp. 06/02/06 Broker: JPMorgan Chase & Co	18,500,000	82,417
30-Year Interest Rate Swap (3-Month LIBOR vs. 5.750%) OTC Strike @ $5.75 Exp. 04/27/09 Broker: Lehman Brothers Holdings Inc	28,200,000	3,659,373
Japanese Yen Currency Swap OTC Strike @ JPY 120.70 Exp. 12/11/06 Broker: The Goldman Sachs Group Inc	8,700,000	80,562

Total Purchased Call Options (Cost $5,464,405)		5,669,098

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Notional
	Amount	Value
PURCHASED PUT OPTIONS - 0.03%

30-Year Interest Rate Swap (3-Month LIBOR vs. 6.250%) OTC Strike @ $6.25 Exp. 04/27/09 Broker: Lehman Brothers Holdings Inc	$28,200,000	$843,970

	Number of
	Contracts
Eurodollar (03/06) Futures CME Strike @ $92.75 Exp. 03/13/06 Broker: The Goldman Sachs Group Inc	1,264	7,900
Eurodollar (12/06) Futures CME Strike @ $91.75 Exp. 12/18/06 Broker: The Goldman Sachs Group Inc	5,479	34,244

Total Purchased Put Options (Cost $2,042,110)		886,114

	Principal
	Amount
SHORT-TERM INVESTMENTS - 38.70%

Commercial Paper - 9.09%

National Australia Funding DE Inc
4.290% due 01/05/06	$96,500,000	96,454,002
Rabobank USA Financial Corp
4.290% due 01/03/06	96,700,000	96,676,953
Skandinaviska Enskilda Banken AB (Sweden)
4.210% due 02/09/06	12,900,000	12,841,165
UBS Finance LLC DE
4.290% due 01/03/06	105,600,000	105,574,827
Westpac Banking Corp
4.190% due 02/06/06	8,600,000	8,563,966

		320,110,913

Foreign Government Issues - 8.45%

Bank of England Euro Bills (United Kingdom)
1.977% due 01/12/06	EUR 2,000,000	2,366,482
Belgium Treasury Bills (Belgium)
1.968% due 01/12/06	25,000,000	29,577,940
Dutch Treasury Certificates (Netherlands)
2.090% due 02/28/06	39,200,000	46,245,298
2.138% due 01/31/06	21,710,000	25,656,621
2.271% due 03/31/06	42,000,000	49,440,335
French Treasury Bills (France)
2.061% due 01/26/06	6,000,000	7,092,795
2.104% due 02/09/06	37,080,000	43,796,188
German Treasury Bills (Germany)
1.894% due 01/18/06	28,930,000	34,212,387
1.924% due 01/18/06	50,000,000	59,129,601

		297,517,647

U.S. Government Agency Issue - 2.75%

Federal Home Loan Bank 3.350% due 01/03/06	$96,700,000	96,681,734

U.S. Treasury Bills - 15.46%

3.820% due 03/16/06 ☐	15,000,000	14,882,970
3.825% due 03/02/06 ☐	2,250,000	2,236,021
3.830% due 03/16/06 ☐	11,505,000	11,415,238
3.840% due 03/16/06 ☐	3,200,000	3,175,034
3.841% due 03/16/06 †	500,000	496,099
3.850% due 03/16/06 †	750,000	744,148
3.855% due 03/16/06 ‡	9,750,000	9,673,930
3.863% due 03/16/06 †	750,000	744,157
3.885% due 03/02/06 ☐	2,500,000	2,484,468
3.895% due 03/02/06 ☐	2,250,000	2,236,021
3.900% due 03/02/06 †	1,250,000	1,242,234
4.241% due 04/27/06 #	250,000,000	247,392,750
4.313% due 05/04/06 #	250,000,000	247,385,150

		544,108,220

Repurchase Agreements - 2.95%

Lehman Brothers Holdings Inc 3.250% due 01/03/06 (Dated 12/30/05, repurchase price of $29,010,472; collateralized by U.S. Treasury Bonds: 8.750% due 08/15/20 and market value $29,739,439)	29,000,000	29,000,000

3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $63,023,800; collateralized by U.S. Treasury Inflation Protected Securities: 3.000% due 07/15/12 and market value $64,495,169)	63,000,000	63,000,000

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $11,942,510; collateralized by U.S. Treasury Notes: 2.250% due 04/30/06 and market value $997,500 and 3.625% due 06/30/07 and market value $11,181,991)	11,938,000	11,938,000

		103,938,000

Total Short-Term Investments (Cost $1,365,834,533)		1,362,356,514

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 149.38% (Cost $5,256,905,003)		5,258,113,444

	Shares
SECURITIES LENDING COLLATERAL - 7.05%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $248,274,946)	248,274,946	248,274,946

TOTAL INVESTMENTS - 156.43% (Cost $5,505,179,949)		5,506,388,390

OTHER ASSETS & LIABILITIES, NET - (56.43%)		(1,986,279,211)

NET ASSETS - 100.00%		$3,520,109,179

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	76.68%
Short-Term Investments & Securities Lending Collateral	45.75%
U.S. Treasury Obligations	18.69%
Foreign Government Bonds, Notes, & Rights	5.07%
Corporate Bonds & Notes	3.67%
Municipal Bonds	2.44%
Asset-Backed Securities	1.91%
Bank Loan Obligations	1.18%
U.S. Government Agency Issues	0.76%
Purchased Options	0.19%
Equity Securities	0.09%

156.43%
Other Assets & Liabilities, Net	(56.43%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with an approximate aggregate market value of $9,381,232 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Euro-Bund 10-Year Notes (03/06)	2,306	EUR 230,600,000	$2,596,116
Eurodollar (03/06)	692	$692,000,000	(372,655)
Eurodollar (06/06)	2,417	2,417,000,000	(182,960)
Eurodollar (12/06)	165	165,000,000	43,313
Eurodollar (03/07)	1,325	1,325,000,000	49,566
Eurodollar (06/07)	165	165,000,000	58,867
Eurodollar (09/07)	165	165,000,000	67,873
Japanese Government 10-Year Bonds (03/06)	11	JPY 1,100,000,000	38,427
U.S. Treasury 10-Year Notes (03/06)	3	$300,000	2,508

Short Futures Outstanding
U.S. Treasury 5-Year Notes (03/06)	27	2,700,000	(3,043)

			$2,298,012

(d)	Restricted securities as of December 31, 2005:

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

Allied Waste Industries Inc
09/15/05	4.870%	01/15/12	$276,427	$275,271	0.01%
09/15/05	6.090%	01/15/12	343,459	342,024	0.01%
09/15/05	6.200%	01/15/12	139,617	139,034	0.00%
09/15/05	6.210%	01/15/12	111,694	111,227	0.00%
09/15/05	6.390%	01/15/12	117,260	116,771	0.00%
DaVita Inc
09/15/05	6.400%	05/16/12	53,770	53,717	0.00%
09/15/05	6.540%	05/15/12	177,243	177,067	0.01%
09/15/05	6.620%	05/16/12	47,797	47,748	0.00%
09/15/05	6.640%	05/16/12	29,872	29,843	0.00%
09/15/05	6.780%	05/16/12	497,872	497,379	0.01%
09/15/05	6.940%	05/16/12	87,179	87,091	0.00%
09/15/05	6.940%	10/05/12	79,660	79,581	0.00%
Morgan Stanley
06/28/04	4.544%	10/29/06	17,200,000	17,200,000	0.49%
Pirelli Cable SA
10/13/05 - 10/17/05	5.066%	06/23/13	3,332,011	3,264,720	0.09%
10/17/05	5.253%	06/23/14	1,326,613	1,314,930	0.04%
10/13/05 - 10/17/05	5.566%	06/23/14	2,457,499	2,413,619	0.07%
Reliant Energy Inc
09/15/05	6.089%	04/30/10	928,935	917,099	0.03%
09/15/05	6.775%	04/30/10	2,543	2,510	0.00%
Satbirds Finance Sarl
09/30/05 - 10/03/05	5.086%	04/04/13	8,890,654	8,907,461	0.25%
SIGMAKALON ‘A’
11/10/05	4.742%	06/30/12	1,631,557	1,624,895	0.05%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

SIGMAKALON ‘B’
11/10/05	5.242%	09/19/12	$2,012,057	$2,042,092	0.06%
SIGMAKALON ‘B1’
11/10/05	5.242%	09/19/12	1,100,342	1,103,656	0.03%
SIGMAKALON ‘B1’
11/10/05	5.242%	09/19/12	266,158	271,215	0.01%
SIGMAKALON ‘C’
11/10/05	5.742%	09/19/13	237,283	238,005	0.01%
SIGMAKALON ‘C’
11/10/05	5.742%	09/19/13	2,186,098	2,230,592	0.06%
SIGMAKALON ‘C1’
11/10/05	5.742%	09/19/13	956,146	975,609	0.03%
Telenet Communications NV
10/04/05	4.992%	12/30/09	5,966,459	5,960,168	0.17%
UPC Broadband Holding BV
10/04/05	4.600%	04/01/10	8,399,957	8,367,564	0.24%

			$58,856,162	$58,790,888	1.67%

(e)	Investments sold short outstanding as of December 31, 2005:

	Principal
Type	Amount	Value

Fannie Mae 5.000% due 01/12/36 #	$44,000,000	$42,631,875
U.S. Treasury Notes 3.250% due 08/15/07 #	259,300,000	254,691,461
3.625% due 05/15/13 #	145,000,000	138,344,790
4.000% due 11/15/12 #	56,100,000	54,910,119

Total Investments sold short (Proceeds $488,316,022)		$490,578,245

(f)	Forward foreign currency contracts outstanding as of December 31, 2005 were as follows:

				Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	CLP	1,077,953,000	02/06	$109,894
Buy	CNY	77,675,000	11/06	(21,308)
Buy	EUR	5,040,000	01/06	(3,514)
Sell	EUR	79,600,000	01/06	180,152
Sell	EUR	225,591,000	01/06	(2,478,508)
Buy	GBP	232,000	01/06	1,129
Buy	INR	53,282,000	03/06	(27,308)
Buy	JPY	3,159,979,000	01/06	40,148
Buy	KRW	652,200,000	02/06	8,474
Buy	KRW	876,800,000	03/06	14,840
Buy	MXN	20,678,000	03/06	67,250
Buy	PEN	2,733,000	03/06	(33,373)
Buy	PLN	2,214,000	02/06	9,645
Buy	PLN	2,270,000	03/06	(4,396)
Buy	RUB	15,966,000	02/06	(4,545)
Buy	RUB	22,716,000	03/06	(13,528)
Buy	SGD	952,000	02/06	(2,209)
Buy	SGD	1,269,000	03/06	3,270
Buy	SKK	26,201,000	03/06	(10,588)
Buy	TWD	18,550,000	02/06	(18,014)
Buy	TWD	24,748,000	03/06	(2,859)

				($2,185,348)

(g)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2004	603,601,417	$10,423,023
Call Options Written	8,949,000	5,220,723
Put Options Written	5,104,000	2,023,116
Call Options Expired	(15,800,000)	(66,360)
Put Options Expired	(76,800,000)	(1,356,118)
Call Options Repurchased	(7,204,000)	(7,026,280)
Put Options Repurchased	(6,250,417)	(5,340,491)

Outstanding, December 31, 2005	511,600,000	$3,877,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

(h)	Premiums received and value of written options outstanding as of December 31, 2005:

		Pay/Receive
		Floating Rate
		Based on	Exercise	Expiration	Notional
Counterparty	Type	3-Month LIBOR	Rate	Date	Amount	Premium	Value

The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.700%	02/01/06	$81,500,000	$285,250	$82,804
Citigroup Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.540%	04/04/06	13,100,000	95,466	21,523
Lehman Brothers Holdings Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.540%	04/04/06	29,300,000	218,285	57,047
The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.540%	04/06/06	41,400,000	313,605	83,090
The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.780%	05/02/06	60,800,000	386,112	379,210
JPMorgan Chase & Co	Call - OTC 7-Year Interest Rate Swap	Receive	4.000%	06/02/06	44,600,000	536,696	19,356
The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.780%	08/07/06	66,000,000	540,210	625,746
Citigroup Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.540%	10/04/06	11,500,000	133,317	78,856
Merrill Lynch & Co Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.540%	10/04/06	12,700,000	151,571	87,084
The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.300%	10/11/06	31,500,000	235,466	125,748
JPMorgan Chase & Co	Call - OTC 5-Year Interest Rate Swap	Receive	4.560%	10/18/06	46,900,000	467,828	350,906
Barclays PLC	Call - OTC 5-Year Interest Rate Swap	Receive	4.310%	10/19/06	11,800,000	82,010	50,056
Wachovia Corp	Call - OTC 5-Year Interest Rate Swap	Receive	4.310%	10/24/06	16,700,000	122,745	72,411
The Goldman Sachs Group Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.320%	10/25/06	43,800,000	309,052	195,479

						$3,877,613	$2,229,316

(i)	Securities with an approximate aggregate market value of $33,744,663 were pledged as collateral for swap contracts as of December 31, 2005.

(j)	Credit default swaps outstanding as of December 31, 2005:

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Credit Suisse Group	Gaz Capital SA 8.625% due 04/28/34	Sell	0.720%	04/20/06	$4,100,000	$4,663
Morgan Stanley	Russian Federation 5.000% due 03/31/30	Sell	0.580%	06/20/06	200,000	273
Lehman Brothers Holdings Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	1.150%	06/20/06	1,000,000	(18,161)
JPMorgan Chase & Co	Ford Motor Credit Co 7.000% due 10/01/13	Sell	3.200%	06/20/06	2,000,000	(17,329)
UBS AG	Ford Motor Credit Co 7.000% due 10/01/13	Sell	1.600%	09/20/06	1,600,000	(38,870)
The Goldman Sachs Group Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	1.700%	09/20/06	2,800,000	(66,068)
Morgan Stanley	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	1.750%	09/20/06	2,000,000	(51,990)
UBS AG	Ford Motor Credit Co 7.000% due 10/01/13	Sell	5.000%	12/20/06	2,800,000	(2,222)
Merrill Lynch & Co Inc	Russian Federation 5.000% due 03/31/30	Sell	0.610%	03/20/07	6,900,000	19,982
The Goldman Sachs Group Inc	Russian Federation 5.000% due 03/31/30	Sell	0.700%	03/20/07	2,000,000	7,940
JPMorgan Chase & Co	Russian Federation 5.000% due 03/31/30	Sell	0.770%	05/20/07	200,000	1,061
HSBC Holdings PLC	General Motors Corp 7.125% due 07/15/13	Sell	3.750%	06/20/07	4,800,000	(763,749)
The Goldman Sachs Group Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.500%	06/20/07	1,000,000	(10,020)
JPMorgan Chase & Co	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.600%	06/20/07	1,500,000	(13,007)
UBS AG	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.650%	06/20/07	1,000,000	(7,997)
JPMorgan Chase & Co	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.700%	06/20/07	1,000,000	(7,322)
JPMorgan Chase & Co	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	1,000,000	(6,648)
Lehman Brothers Holdings Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	1,000,000	(6,648)
The Bear Stearns Cos Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	2,000,000	(13,296)
Lehman Brothers Holdings Inc	Johnson & Johnson 3.800% due 05/15/13	Buy	(0.110%)	12/20/08	7,900,000	(15,874)
Lehman Brothers Holdings Inc	The Home Depot Inc 5.375% due 04/01/06	Buy	(0.120%)	12/20/08	7,900,000	(9,247)
Bank of America Corp	E.I. du Pont de Nemours 6.875% due 10/15/09	Buy	(0.130%)	12/20/08	7,200,000	877
Barclays PLC	Wal-Mart Stores Inc 6.875% due 08/10/09	Buy	(0.140%)	12/20/08	800,000	(1,648)
Citigroup Inc	Wal-Mart Stores Inc 6.875% due 08/10/10	Buy	(0.140%)	12/20/08	12,600,000	(25,962)
Lehman Brothers Holdings Inc	Wal-Mart Stores Inc 3.375% due 10/01/08	Buy	(0.140%)	12/20/08	400,000	(824)
Credit Suisse Group	Wal-Mart Stores Inc 3.375% due 10/01/09	Buy	(0.150%)	12/20/08	1,300,000	(3,042)
Barclays PLC	Eli Lilly & Co 6.000% due 03/15/12	Buy	(0.160%)	12/20/08	8,700,000	(27,207)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12	Buy	(0.210%)	12/20/08	6,000,000	(9,623)
Merrill Lynch & Co Inc	Gannett Co Inc 6.375% due 04/01/12	Buy	(0.220%)	12/20/08	2,200,000	3,562
Lehman Brothers Holdings Inc	Costco Wholesale Corp 5.500% due 03/15/07	Buy	(0.240%)	12/20/08	1,700,000	(5,873)
Morgan Stanley	The Allstate Corp 6.125% due 02/15/12	Buy	(0.260%)	12/20/08	10,000,000	(50,095)
The Bear Stearns Cos Inc	Eaton Corp 5.750% due 07/15/12	Buy	(0.280%)	12/20/08	8,000,000	(30,116)
Barclays PLC	FedEx Corp 7.250% due 02/15/11	Buy	(0.290%)	12/20/08	2,400,000	(10,925)
Citigroup Inc	FedEx Corp 7.250% due 02/15/12	Buy	(0.290%)	12/20/08	3,500,000	(15,932)
Lehman Brothers Holdings Inc	Whirlpool Corp 8.600% due 05/01/10	Buy	(0.290%)	12/20/08	3,800,000	(1,494)
The Bear Stearns Cos Inc	TRW Inc 7.125% due 06/01/09	Buy	(0.290%)	12/20/08	1,000,000	(4,344)
UBS AG	TRW Inc 7.125% due 06/01/10	Buy	(0.290%)	12/20/08	1,100,000	(4,778)
Lehman Brothers Holdings Inc	Masco Tech Inc 5.875% due 07/15/12	Buy	(0.300%)	12/20/08	3,300,000	7,532
Merrill Lynch & Co Inc	Ingersoll-Rand Co Ltd 6.480% due 06/01/25	Buy	(0.320%)	12/20/08	4,900,000	(27,274)
The Bear Stearns Cos Inc	Hewlett-Packard Co 6.500% due 07/01/12	Buy	(0.320%)	12/20/08	9,600,000	(41,181)
Lehman Brothers Holdings Inc	RadioShack Corp 7.375% due 05/15/11	Buy	(0.350%)	12/20/08	3,300,000	39,474
Credit Suisse Group	Federated Department Stores Inc 6.625% due 04/01/11	Buy	(0.410%)	12/20/08	1,300,000	(7,427)
Credit Suisse Group	Lockheed Martin Corp 8.200% due 12/01/09	Buy	(0.440%)	12/20/08	1,300,000	(10,997)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

ABN AMRO Bank NV	Carnival Corp 6.150% due 04/15/08	Buy	(0.480%)	12/20/08	$1,100,000	($10,784)
Lehman Brothers Holdings Inc	Northrop Grumman Corp 7.125% due 02/15/11	Buy	(0.480%)	12/20/08	3,200,000	(31,203)
Credit Suisse Group	The Walt Disney Co 6.375% due 03/01/12	Buy	(0.530%)	12/20/08	1,300,000	(13,828)
Lehman Brothers Holdings Inc	Lockheed Martin Corp 8.200% due 12/01/09	Buy	(0.530%)	12/20/08	3,200,000	(35,109)
Barclays PLC	The Walt Disney Co 6.375% due 03/01/12	Buy	(0.670%)	12/20/08	3,900,000	(56,722)
Credit Suisse Group	Goodrich Corp 7.625% due 12/15/12	Buy	(0.900%)	12/20/08	1,300,000	(22,911)
Lehman Brothers Holdings Inc	Goodrich Corp 7.625% due 12/15/13	Buy	(0.970%)	12/20/08	3,200,000	(62,633)
The Bear Stearns Cos Inc	Capital One Financial Corp 4.875% due 05/15/08	Buy	(1.090%)	12/20/08	2,200,000	(57,667)
JPMorgan Chase & Co	Capital One Financial Corp 8.750% due 02/01/07	Buy	(1.350%)	12/20/08	900,000	(30,121)
Morgan Stanley	Dow Jones CDX NA EM3 Index	Sell	2.100%	06/20/10	18,900,000	1,225,650
The Bear Stearns Cos Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.300%	06/20/10	1,400,000	(59,786)
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30	Buy	(2.250%)	09/20/10	4,000,000	(137,628)
Lehman Brothers Holdings Inc	Republic of Turkey 11.875% due 01/15/30	Buy	(2.260%)	09/20/10	100,000	(3,482)
Lehman Brothers Holdings Inc	Republic of Turkey 11.875% due 01/15/30	Buy	(2.110%)	10/20/10	1,600,000	(44,177)
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30	Buy	(2.200%)	10/20/10	2,000,000	(63,824)
Bank of America Corp	Dow Jones CDX NA XO5 Index	Sell	2.000%	12/20/10	27,000,000	(54,006)
Citigroup Inc	Dow Jones CDX NA XO5 Index	Sell	2.000%	12/20/10	3,500,000	(7,743)
Lehman Brothers Holdings Inc	Dow Jones CDX NA XO5 Index	Sell	2.000%	12/20/10	6,700,000	(13,240)

						($721,040)

(k)	Interest rate swaps outstanding as of December 31, 2005:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	4.535%	04/27/06	$250,000,000	$54,750
UBS AG	3-Month USD-LIBOR	Receive	4.620%	05/04/06	250,000,000	16,175
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	3.000%	06/15/06	2,000,000	(15,213)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	4.000%	08/15/07	221,900,000	(8,336,273)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	4.000%	12/15/07	13,600,000	(282,110)
BNP Paribas SA	France CPI Excluding Tobacco	Pay	2.090%	10/15/10	EUR 13,000,000	85,213
UBS AG	France CPI Excluding Tobacco	Pay	2.146%	10/15/10	17,600,000	131,185
Bank of America Corp	3-Month USD-LIBOR	Pay	5.000%	06/21/11	$196,800,000	897,783
Barclays PLC	3-Month USD-LIBOR	Pay	5.000%	06/21/11	54,100,000	264,500
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/11	10,000,000	48,891
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/11	15,600,000	73,774
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/21/11	227,800,000	188,453
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	JPY 2,490,000,000	(617,230)
The Goldman Sachs Group Inc	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	786,100,000	(169,183)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	1,000,000,000	(321,664)
Barclays PLC	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	EUR 52,700,000	(141,160)
Citigroup Inc	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	50,700,000	(953,976)
JPMorgan Chase & Co	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	1,200,000	(22,310)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	231,900,000	3,580,455
JPMorgan Chase & Co	6-Month EUR-LIBOR	Receive	4.500%	06/17/15	23,300,000	571,231
Merrill Lynch & Co Inc	6-Month GBP-LIBOR	Pay	5.000%	06/15/16	GBP 7,800,000	353,997
UBS AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/16	19,500,000	860,052
Bank of America Corp	3-Month USD-LIBOR	Receive	5.000%	06/21/16	$91,400,000	(1,216,333)
Barclays PLC	3-Month USD-LIBOR	Receive	5.000%	06/21/16	33,800,000	(451,156)
JPMorgan Chase & Co	3-Month USD-LIBOR	Receive	5.000%	06/21/16	19,000,000	(252,848)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16	38,500,000	(512,350)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16	70,400,000	(935,461)
Citigroup Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/26	1,900,000	47,493
The Goldman Sachs Group Inc	6-Month EUR-LIBOR	Receive	6.175%	05/22/30	EUR 3,580,000	(1,635,665)
Merrill Lynch & Co Inc	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	GBP 6,800,000	(352,949)
UBS AG	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	17,000,000	(833,653)

						($9,875,582)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2005

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 5.87%

Autos & Transportation - 0.45%

DaimlerChrysler NA Holding Corp
4.700% due 03/07/07 † §	$12,800,000	$12,791,283

Financial Services - 5.40%

Asian Development Bank (Philippines)
5.820% due 06/16/28	2,050,000	2,298,681
BAE Systems Holdings Inc
4.740% due 08/15/08 ~ §	1,000,000	1,001,352
Ford Motor Credit Co
5.290% due 11/16/06 §	2,100,000	2,039,526
5.450% due 03/21/07 † §	14,600,000	13,909,975
6.875% due 02/01/06 †	4,400,000	4,390,624
General Electric Capital Corp
4.480% due 03/04/08 §	8,800,000	8,808,536
4.520% due 12/12/08 §	2,300,000	2,301,109
General Motors Acceptance Corp
6.875% due 08/28/12	10,600,000	9,566,436
Morgan Stanley
4.544% due 10/29/06 ¸ §	35,100,000	35,100,000
NiSource Finance Corp
4.950% due 11/23/09 §	2,200,000	2,209,220
Pemex Project Funding Master Trust
7.375% due 12/15/14 †	2,000,000	2,227,000
8.625% due 02/01/22	1,300,000	1,605,500
10.000% due 09/15/27 ~	1,000,000	1,337,500
Phoenix Quake Wind Ltd (Cayman)
6.504% due 07/03/08 ~ §	17,000,000	17,291,890
Residential Reinsurance Ltd (Cayman)
9.360% due 06/08/06 ~ §	4,000,000	3,841,800
Resona Bank Ltd (Japan)
5.850% due 09/29/49 ~ §	400,000	399,071
The Goldman Sachs Group Inc
4.331% due 08/01/06 §	9,100,000	9,106,343
4.819% due 06/28/10 §	13,500,000	13,562,154
Toyota Motor Credit Corp
4.310% due 09/18/06 §	14,900,000	14,903,129
Travelers Property Casualty Corp
3.750% due 03/15/08	1,500,000	1,463,727
Vita Capital Ltd (Cayman)
5.404% due 01/01/07 ~ §	4,100,000	4,107,421

		151,470,994

Utilities - 0.02%

Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	526,754

Total Corporate Bonds & Notes (Cost $164,109,600)		164,789,031

MORTGAGE-BACKED SECURITIES - 14.99%

Collateralized Mortgage Obligations - 8.50%

Banc of America Mortgage Securities
6.500% due 02/25/34 "	1,937,217	1,942,830
Bear Stearns Adjustable Rate Mortgage Trust
4.182% due 01/25/34 " §	10,067,141	9,999,616
Bear Stearns Asset-Backed Securities
4.719% due 01/25/36 " §	1,100,000	1,100,345
Citigroup Mortgage Loan Trust Inc
4.900% due 12/25/35 " §	700,000	695,008
Countrywide Home Loan Mortgage Pass-Through Trust
4.649% due 05/25/34 " §	1,216,438	1,215,252
4.719% due 06/25/35 ~ " §	2,845,739	2,851,772
CS First Boston Mortgage Securities Corp
4.938% due 12/15/40 "	3,400,000	3,401,836
Fannie Mae
4.529% due 08/25/34 " §	6,341,883	6,337,098
FBR Securitization Trust
4.489% due 10/25/35 " §	2,029,193	2,030,631
4.499% due 09/25/35 -
10/25/35 " § ±	9,768,181	9,774,219
4.559% due 09/25/35 " §	6,900,000	6,905,153
First Horizon Alternative Mortgage Securities
4.770% due 06/25/34 " §	3,723,313	3,696,172
Freddie Mac
4.526% due 10/25/44 -
02/25/45 " § ±	88,343,914	88,903,416
4.719% due 12/15/30 " §	1,735,938	1,741,885
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 "	14,376,205	14,095,650
GGP Mall Properties Trust
5.007% due 11/15/11 ~ "	3,843,535	3,848,825
Greenpoint Mortgage Funding Trust
4.599% due 06/25/45 " §	8,364,087	8,355,083
4.649% due 11/25/45 " §	4,632,659	4,630,358
GSMPS Mortgage Loan Trust
7.000% due 06/25/43 ~ "	1,948,093	1,980,538
GSR Mortgage Loan Trust
4.541% due 09/25/35 " §	7,173,088	7,060,229
Impac CMB Trust
4.779% due 07/25/33 " §	1,304,861	1,306,007
Imperial Savings Association
8.428% due 02/25/18 " §	7,188	7,175
Mellon Residential Funding Corp
4.809% due 12/15/30 " §	1,864,764	1,866,689
NationsLink Funding Corp
4.710% due 04/10/07 " §	745,176	747,088
Ryland Mortgage Securities Corp
4.824% due 10/01/27 " §	130,584	129,752
Sequoia Mortgage Trust
4.720% due 10/19/26 " §	3,203,212	3,207,929
Small Business Administration
4.504% due 02/01/14 "	9,769,946	9,546,211
Small Business Administration Participation Certificates
4.880% due 11/01/24 "	14,970,431	14,849,899
Structured Adjustable Rate Mortgage Loan Trust
4.499% due 03/25/35 " §	869,139	869,580
Washington Mutual Inc
4.324% due 02/27/34 " §	2,337,210	2,328,107
4.639% due 11/25/45 " §	2,670,740	2,680,380
4.669% due 10/25/45 " §	20,356,178	20,330,036

		238,434,769

Fannie Mae - 6.45%

4.120% due 07/01/26 " §	39,456	39,502
4.197% due 11/01/34 " §	24,292,835	24,028,154
4.232% due 08/01/17 " §	783,215	786,545
4.363% due 03/01/44 " §	44,135,939	44,421,423
4.677% due 05/01/35 " §	355,168	351,251
4.762% due 01/01/35 " §	2,488,562	2,479,223
4.784% due 03/01/18 " §	614,779	617,898
4.967% due 08/01/24 " §	86,906	87,502
5.000% due 03/01/24 " §	79,368	79,915
5.157% due 01/01/25 " §	84,658	85,815
5.337% due 12/01/22 " §	64,013	65,308
5.500% due 09/01/34 -
10/01/35 " ±	52,187,774	51,702,652

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
5.500% due 01/12/36 -
02/13/36 # " ±	$55,700,000	$55,147,542
6.900% due 09/01/09 "	1,021,805	1,074,245

		180,966,975

Government National Mortgage Association - 0.04%

4.125% due 10/20/24 -
12/20/26 " § ±	165,543	167,050
4.375% due 05/20/23 -
01/20/27 " § ±	303,504	305,683
4.750% due 09/20/22 -
07/20/25 " § ±	346,327	348,747
6.000% due 06/15/29 "	259,516	266,174
9.000% due 01/15/17 "	609	661

		1,088,315

Total Mortgage-Backed Securities (Cost $421,702,684)		420,490,059

ASSET-BACKED SECURITIES - 9.86%

AAA Trust
4.479% due 11/26/35 ~ " §	3,163,827	3,167,788
ACE Securities Corp
4.489% due 10/25/35 " §	12,326,679	12,335,305
Aegis Asset-Backed Securities Trust
4.579% due 09/25/34 " §	1,617,338	1,618,340
Amortizing Residential Collateral Trust
4.669% due 07/25/32 " §	125,612	124,952
Argent Securities Inc
4.479% due 11/25/35 " §	21,382,384	21,397,418
4.499% due 10/25/35 " §	4,636,578	4,639,804
4.519% due 02/25/36 " §	16,130,961	16,140,946
Asset-Backed Funding Certificates
4.489% due 11/25/24 " §	5,500,132	5,504,354
Asset-Backed Securities Corp Home Equity Loan Trust
4.489% due 02/25/35 " §	1,421,425	1,422,509
Bayview Financial Acquisition Trust
4.829% due 05/28/34 " §	7,588,772	7,602,974
Bear Stearns Asset-Backed Securities Inc
4.579% due 09/25/34 " §	4,858,007	4,864,179
4.589% due 01/25/29 " §	2,028,521	2,030,706
Carrington Mortgage Loan Trust
4.459% due 06/25/35 " §	676,621	677,041
4.499% due 10/25/25 " §	12,220,048	12,229,660
Centex Home Equity Co LLC
4.579% due 03/25/34 " §	1,335,322	1,336,606
Citigroup Mortgage Loan Trust Inc
4.469% due 05/25/35 " §	922,565	923,287
4.489% due 09/25/35 " §	8,589,253	8,595,104
Countrywide Asset-Backed Certificates
4.479% due 03/25/25 " §	6,476,020	6,480,458
4.569% due 03/25/27 " §	3,900,000	3,902,979
Equity One Asset-Backed Securities Inc
4.679% due 04/25/34 " §	3,334,307	3,342,602
First NLC Trust
4.489% due 12/25/35 " §	6,429,876	6,433,857
Ford Credit Auto Owner Trust
4.240% due 03/15/08 "	4,700,000	4,683,642
Freddie Mac
4.509% due 08/25/31 " §	932,861	937,942
Fremont Home Loan Trust
4.460% due 01/25/36 " §	12,900,000	12,920,216
GSAMP Trust
4.489% due 11/25/35 " §	581,446	581,806
4.569% due 10/25/33 " §	1,313,019	1,314,227
4.669% due 03/25/34 " §	2,076,247	2,077,532
Home Equity Asset Trust
4.489% due 02/25/36 " §	3,176,906	3,179,434
IndyMac Residential Asset-Backed Trust
4.470% due 03/25/36 " §	4,400,000	4,399,314
Irwin Home Equity Trust
4.899% due 06/25/28 " §	1,032,372	1,033,307
Long Beach Mortgage Loan Trust
4.579% due 11/25/34 " §	4,997,579	5,003,654
Merrill Lynch Mortgage Investors Inc
4.479% due 06/25/36 " §	9,210,032	9,214,919
4.536% due 06/25/36 " §	8,400,000	8,393,390
Morgan Stanley Asset-Backed Securities Capital I
4.529% due 11/25/34 " §	2,603,276	2,605,110
New Century Home Equity Loan Trust
4.489% due 09/25/35 " §	3,263,100	3,265,546
4.499% due 10/25/35 " §	840,182	840,832
Option One Mortgage Loan Trust
4.479% due 11/25/35 " §	4,617,669	4,620,900
Park Place Securities Inc
4.549% due 01/25/35 " §	1,633,082	1,634,325
People’s Choice Home Loan Securities Trust
4.489% due 05/25/35 " §	1,407,592	1,408,644
Quest Trust
4.559% due 03/25/35 ~ " §	463,032	463,349
Redwood Capital III Ltd (Cayman)
7.904% due 01/09/06 ~ " §	5,700,000	5,705,472
Redwood Capital IV Ltd (Cayman)
6.354% due 01/09/06 ~ " §	5,700,000	5,705,187
Renaissance Home Equity Loan Trust
4.529% due 11/25/35 " §	2,127,875	2,129,342
4.759% due 12/25/32 " §	1,244,000	1,244,957
Residential Asset Mortgage Products Inc
4.489% due 05/25/35 " §	803,149	803,737
4.539% due 09/25/13 " §	3,832,981	3,835,884
4.719% due 11/25/33 " §	6,014,181	6,017,908
Residential Asset Securities Corp
4.479% due 10/25/35 " §	9,280,703	9,286,843
4.679% due 01/25/34 " §	115,293	115,495
Residential Funding Mortgage Securities II Inc
4.519% due 09/25/35 " §	4,237,419	4,240,210
Saxon Asset Securities Trust
4.649% due 01/25/32 " §	449,486	450,239
SG Mortgage Securities Trust
4.479% due 10/25/35 " §	6,017,005	6,020,730
SLM Student Loan Trust
4.220% due 07/25/13 " §	2,858,776	2,861,043
4.257% due 01/25/13 " §	4,200,000	4,197,232
Soundview Home Equity Loan Trust
4.489% due 05/25/35 " §	8,658,092	8,663,026
Structured Asset Investment Loan Trust
4.469% due 07/25/35 " §	1,397,117	1,398,180
Structured Asset Securities Corp
4.509% due 12/25/35 ~ " §	9,114,816	9,120,460
4.900% due 04/25/35 " §	5,737,918	5,621,093
Truman Capital Mortgage Loan Trust
4.719% due 01/25/34 ~ " §	728,065	729,885
Wachovia Mortgage Loan Trust LLC
4.489% due 10/25/35 " §	5,224,401	5,227,999

Total Asset-Backed Securities (Cost $276,625,119)		276,723,880

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 4.79%

Fannie Mae
4.325% due 09/07/06 §	$89,300,000	$89,309,644
4.375% due 09/21/06 §	45,000,000	44,998,785

Total U.S. Government Agency Issues (Cost $134,231,771)		134,308,429

U.S. TREASURY OBLIGATIONS - 94.83%

U.S. Treasury Bonds - 0.19%

6.625% due 02/15/27 #	4,100,000	5,202,839

U.S. Treasury Inflation Protected Securities - 91.30%

0.875% due 04/15/10 # ^	101,255,655	97,042,524
1.625% due 01/15/15 # ^	83,539,482	81,126,759
1.875% due 07/15/13 # ^	112,173,996	111,511,084
1.875% due 07/15/15 # ^	92,590,680	91,773,596
2.000% due 01/15/14 # ^	223,643,592	224,111,188
2.000% due 07/15/14 # ^	218,492,514	218,965,854
2.375% due 01/15/25 # ^	148,041,540	156,780,826
3.000% due 07/15/12 # ^	376,446,240	400,930,590
3.375% due 01/15/07 # ^	6,747,192	6,842,216
3.375% due 04/15/32 # ^	17,728,182	23,231,726
3.500% due 01/15/11 # ^	95,859,216	103,167,847
3.625% due 01/15/08 # ^	74,011,140	76,497,864
3.625% due 04/15/28 # ^	194,618,352	252,873,768
3.875% due 01/15/09 # ^	242,985,204	257,037,259
3.875% due 04/15/29 # ^	268,886,598	365,435,405
4.250% due 01/15/10 # ^	85,907,379	93,719,754

		2,561,048,260

U.S. Treasury Notes - 3.34%

4.250% due 11/15/14 #	43,800,000	43,303,834
4.500% due 11/15/15 #	50,000,000	50,425,800

		93,729,634

Total U.S. Treasury Obligations (Cost $2,644,094,346)		2,659,980,733

FOREIGN GOVERNMENT BONDS & NOTES - 3.43%

Canadian Government Bond (Canada)
3.000% due 12/01/36 ^	CAD 1,782,654	2,123,926
France Government Bond OAT (France)
3.000% due 07/25/12 ^	EUR 2,713,400	3,588,313
French Treasury Notes (France)
5.000% due 01/12/06	21,000,000	24,871,476
Netherlands Government Bonds (Netherlands)
6.000% due 01/15/06	17,000,000	20,066,908
Republic of Austria (Austria)
5.500% due 01/15/10	1,000,000	1,288,708
Republic of Brazil (Brazil)
5.188% due 04/15/06 §	$240,000	240,158
5.250% due 04/15/09 §	535,340	533,258
8.000% due 01/15/18	6,127,000	6,626,350
11.000% due 01/11/12	400,000	489,000
11.000% due 08/17/40	1,000,000	1,290,250
Russian Federation Government Bond (Russia)
5.000% due 03/31/30 §	14,900,000	16,857,562
8.250% due 03/31/10	5,000,000	5,334,500
United Mexican States (Mexico)
6.375% due 01/16/13	12,050,000	12,833,250

Total Foreign Government Bonds & Notes (Cost $90,574,437)		96,143,659

MUNICIPAL BONDS - 0.30%
California County Tobacco Securitization Agency
5.625% due 06/01/23	620,000	627,384
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	1,095,000	1,192,203
6.750% due 06/01/39	2,000,000	2,239,220
Kansas State Turnpike Authority ‘A’
5.000% due 09/01/13	700,000	757,246
State of Connecticut ‘A’
5.000% due 03/01/13	1,500,000	1,627,425
Tobacco Settlement Authority IA ‘B’
5.300% due 06/01/25	640,000	692,301
Tobacco Settlement Financing Corp NJ
6.750% due 06/01/39	1,100,000	1,227,941

Total Municipal Bonds (Cost $7,315,850)		8,363,720

	Number of
	Contracts
PURCHASED PUT OPTIONS - 0.00%

Eurodollar (06/06) Futures CME
Strike @ $94.00 Exp. 06/19/06
Broker: Citigroup Inc	266	1,662
Eurodollar (09/06) Futures CME
Strike @ $92.75 Exp. 09/18/06
Broker: The Goldman Sachs Group Inc	1,315	8,219
Eurodollar (12/06) Futures CME
Strike @ $92.00 Exp. 12/18/06
Broker: Citigroup Inc	1,288	8,050
Eurodollar (12/06) Futures CME
Strike @ $93.00 Exp. 12/18/06
Broker: Citigroup Inc	510	3,188
U.S. Treasury Inflation Protected Securities (02/06) OTC
Strike @ $86.50 Exp. 02/09/06
Broker: Morgan Stanley	2,042	—
U.S. Treasury Inflation Protected Securities (03/06) OTC
Strike @ $71.69 Exp. 03/07/06
Broker: The Goldman Sachs Group Inc	1,930	—
U.S. Treasury Inflation Protected Securities (03/06) OTC
Strike @ $76.50 Exp. 03/01/06
Broker: Morgan Stanley	3,030	—

Total Purchased Put Options (Cost $201,060)		21,119

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 61.23%

Certificates of Deposit - 3.74%

Citibank NA
4.340% due 02/23/06	$27,000,000	$27,000,000
Wells Fargo Bank NA
4.400% due 01/06/06	78,000,000	77,999,892

		104,999,892

Commercial Paper - 31.82%

Bank of America Corp
4.070% due 01/18/06	20,000,000	19,961,561
Bank of Ireland (Ireland)
3.960% due 01/27/06	2,200,000	2,193,708
4.330% due 02/23/06	10,500,000	10,433,065
BNP Paribas Finance Inc (France)
4.118% due 02/21/06	17,800,000	17,696,158
Caisse National De Credit Professional (Belgium)
4.085% due 01/17/06	56,250,000	56,147,875
CBA Finance DE
4.335% due 03/03/06	70,000,000	69,485,821
Danske Corp
4.270% due 01/03/06	60,600,000	60,585,624
4.280% due 01/09/06	12,300,000	12,288,301
Dexia LLC DE
4.270% due 02/22/06	65,000,000	64,599,094
HBOS Treasury Services PLC (United Kingdom)
4.365% due 03/07/06	70,000,000	69,431,600
IXIS
4.170% due 02/06/06	500,000	497,915
4.190% due 02/16/06	23,300,000	23,175,254
4.195% due 02/09/06	20,200,000	20,108,199
Rabobank USA Financial Corp
4.290% due 01/03/06	76,400,000	76,381,791
Skandinaviska Enskilda Banken AB (Sweden)
4.070% due 01/19/06	400,000	399,186
4.160% due 02/01/06	68,800,000	68,553,543
4.170% due 02/03/06	1,200,000	1,195,413
Societe Generale North America Inc
4.270% due 02/22/06	48,000,000	47,703,947
4.310% due 01/03/06	35,900,000	35,891,404
Svenska Handelsbanken AB (Sweden)
4.380% due 03/21/06	70,000,000	69,308,400
UBS Finance LLC DE
3.975% due 01/30/06	31,800,000	31,698,174
4.190% due 01/03/06	100,000	99,977
4.290% due 01/03/06	51,200,000	51,187,797
4.300% due 01/03/06	900,000	899,785
Westpac Banking Corp
4.190% due 02/06/06	21,800,000	21,708,658
4.220% due 03/02/06	60,000,000	59,550,000
4.315% due 03/01/06	1,300,000	1,290,419

		892,472,669

Foreign Government Issue - 1.15%

Dutch Treasury Certificates (Netherlands)
2.082% due 02/28/06	EUR 27,250,000	32,147,561

U.S. Government Agency Issues - 8.72%

Fannie Mae
3.669% due 01/04/06	$50,000,000	49,984,771
4.298% due 03/27/06	119,372,000	118,101,882
Federal Home Loan Bank
3.350% due 01/03/06	76,500,000	76,485,550

		244,572,203

U.S. Treasury Bills - 0.31%

3.820% due 03/16/06 ‡	1,750,000	1,736,346
3.825% due 03/02/06 ☐	250,000	248,447
3.830% due 03/16/06 ☐	1,200,000	1,190,638
3.840% due 03/16/06 †	280,000	277,815
3.842% due 03/16/06	25,000	24,805
3.850% due 03/02/06 ‡	110,000	109,317
3.855% due 03/16/06 ☐	2,250,000	2,232,446
3.863% due 03/16/06	20,000	19,844
3.870% due 03/16/06	10,000	9,922
3.871% due 03/16/06 Ω	1,250,000	1,240,248
3.890% due 03/02/06 ☐	500,000	496,894
3.900% due 03/02/06 †	1,250,000	1,242,234
3.985% due 03/02/06 ‡	10,000	9,938

		8,838,894

Repurchase Agreements - 15.49%

Lehman Brothers Holdings Inc
3.250% due 01/03/06
(Dated 12/30/05, repurchase price
of $10,003,611; collateralized by U.S.
Treasury Bills: 3.960% due 01/26/06
and market value $10,204,118)	10,000,000	10,000,000

3.400% due 01/03/06
(Dated 12/30/05, repurchase price of
$13,405,062; collateralized by U.S. Treasury
Inflation Protected Securities: 2.375% due
01/15/25 and market value $13,707,217)	13,400,000	13,400,000

State Street Bank and Trust Co
3.400% due 01/03/06
(Dated 12/30/05, repurchase price
of $11,132,204; collateralized by U.S.
Treasury Notes: 3.625% due 06/30/07
and market value $11,353,170)	11,128,000	11,128,000

UBS AG
3.350% due 01/03/06
(Dated 12/30/05, repurchase price of
$400,148,889; collateralized by U.S.
Treasury Strips: 0.000% due 05/15/19 -
05/15/30 ± and market value $408,793,599)	400,000,000	400,000,000

		434,528,000

Total Short-Term Investments (Cost $1,719,494,733)		1,717,559,219

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 195.30% (Cost $5,458,349,600)		5,478,379,849

	Shares
SECURITIES LENDING COLLATERAL - 0.17%

State Street Navigator Securities Lending
Prime Portfolio 4.224% r
(Cost $4,730,976)	4,730,976	4,730,976

TOTAL INVESTMENTS - 195.47% (Cost $5,463,080,576)		5,483,110,825

OTHER ASSETS & LIABILITIES, NET - (95.47%)		(2,677,971,258)

NET ASSETS - 100.00%		$2,805,139,567

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	94.83%
Short-Term Investments & Securities Lending Collateral	61.40%
Mortgage-Backed Securities	14.99%
Asset-Backed Securities	9.86%
Corporate Bonds & Notes	5.87%
U.S. Government Agency Issues	4.79%
Foreign Government Bonds & Notes	3.43%
Municipal Bonds	0.30%

195.47%
Other Assets & Liabilities, Net	(95.47%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with an approximate aggregate market value of $1,245,399 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (06/06)	700	$700,000,000	$35,150
Eurodollar (12/06)	545	545,000,000	(44,337)
Eurodollar (03/07)	545	545,000,000	(38,213)
Eurodollar (06/07)	545	545,000,000	(15,250)
Eurodollar (09/07)	545	545,000,000	17,925

Short Futures Outstanding

Euro-Bund 10-Year Notes (03/06)	155	EUR 15,500,000	(111,588)
U.S. Treasury 5-Year Notes (03/06)	89	$8,900,000	6,953
U.S. Treasury 10-Year Notes (03/06)	100	10,000,000	(40,625)
U.S. Treasury 30-Year Bonds (03/06)	589	58,900,000	(1,260,109)

			($1,450,094)

(d)	Restricted securities as of December 31, 2005:

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date	Rate	Date	Cost	Value	of Net Assets

Morgan Stanley
06/28/04	4.544%	10/29/06	$35,100,000	$35,100,000	1.25%

(e)	Investments sold short outstanding as of December 31, 2005:

	Principal
Type	Amount	Value

U.S. Treasury Notes
3.625% due 05/15/13 #	$2,200,000	$2,099,025
4.250% due 08/15/13 #	29,300,000	29,047,082
4.250% due 11/15/13 #	52,600,000	52,115,133

Total Investments sold short (Proceeds $82,403,221)		$83,261,240

(f)	Forward foreign currency contracts outstanding as of December 31, 2005 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered		Appreciation
to Sell	Currency	by Contracts	Expiration	(Depreciation)

Sell	CAD	2,071,000	01/06	($37,973)
Sell	EUR	22,671,000	01/06	(248,968)
Sell	EUR	24,040,000	02/06	(87,746)
Sell	EUR	21,000,000	02/06	138,390
Buy	JPY	2,887,226,000	01/06	9,786
Buy	PLN	861,000	03/06	(1,667)
Buy	RUB	7,050,000	03/06	(4,198)
Buy	SKK	7,634,000	03/06	(3,085)

				($235,461)

(g)	Securities with an aggregate market value of $1,240,248 were pledged as collateral for securities purchased on a when-issued or delayed-delivery basis as of December 31, 2005.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

(h)	Transactions in written options for the year ended December 31, 2005 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2004	728	$321,458
Call Options Written	6,221	810,240
Put Options Written	5,939	1,037,642
Call Options Expired	(2,525)	(114,172)
Put Options Expired	(2,223)	(37,485)
Call Options Repurchased	(3,779)	(806,070)
Put Options Repurchased	(3,799)	(1,020,692)

Outstanding, December 31, 2005	562	$190,921

(i)	Premiums received and value of written options outstanding as of December 31, 2005:

			Expiration	Number of
Counterparty	Type	Strike Price	Date	Contracts	Premium	Value
Citigroup Inc	Put - CBOT U.S. Treasury 10-Year Futures	$107.00	02/24/06	281	$125,975	$43,906
Citigroup Inc	Call - CBOT U.S. Treasury 10-Year Futures	111.00	02/24/06	281	64,946	70,250

					$190,921	$114,156

(j)	Securities with an approximate aggregate market value of $3,225,835 were pledged as collateral for swap contracts as of December 31, 2005.

(k)	Credit default swaps outstanding as of December 31, 2005:

		Buy/Sell	(Pay)/Receive	Expiration	Notional	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	Depreciation

JPMorgan Chase & Co	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	2.750%	06/20/06	$1,000,000	($12,467)
The Bear Stearns Cos Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	3.100%	06/20/06	2,000,000	(18,255)
The Goldman Sachs Group Inc	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	3.800%	06/20/06	1,000,000	(7,606)
Morgan Stanley	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	3.830%	06/20/06	1,000,000	(7,467)
UBS AG	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	3.830%	06/20/06	2,000,000	(14,933)
Morgan Stanley	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	4.150%	06/20/06	2,000,000	(11,970)
JPMorgan Chase & Co	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	4.250%	06/20/06	1,000,000	(5,522)
HSBC Holdings PLC	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	5.000%	06/20/06	2,000,000	(4,100)
Merrill Lynch & Co Inc	General Motors Corp 7.125% due 07/15/13	Sell	5.000%	06/20/06	3,000,000	(165,536)
Citigroup Inc	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	1.700%	09/20/06	200,000	(5,269)
The Bear Stearns Cos Inc	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	3.550%	06/20/07	1,500,000	(37,186)
JPMorgan Chase & Co	General Motors Corp 7.125% due 07/15/13	Sell	6.400%	06/20/07	2,000,000	(256,322)
UBS AG	General Motors Acceptance Corp
	6.875% due 08/28/12	Sell	2.650%	09/20/07	1,500,000	(62,191)

						($608,824)

(l)	Interest rate swaps outstanding as of December 31, 2005:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

The Goldman Sachs Group Inc	6-Month GBP-LIBOR	Pay	5.250%	03/19/06	GBP 22,000,000	$106,256
JPMorgan Chase & Co	6-Month GBP-LIBOR	Pay	5.000%	06/15/08	24,900,000	507,917
BNP Paribas SA	France CPI Excluding Tobacco	Pay	2.103%	09/14/10	EUR 10,000,000	52,546
BNP Paribas SA	France CPI Excluding Tobacco	Pay	2.090%	10/15/10	5,300,000	36,095
Barclays PLC	France CPI Excluding Tobacco	Pay	2.103%	10/15/10	1,100,000	6,314
UBS AG	France CPI Excluding Tobacco	Pay	2.146%	10/15/10	3,800,000	17,703
Bank of America Corp	3-Month USD-LIBOR	Pay	5.000%	06/21/11	$44,000,000	212,040
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/11	34,400,000	162,681
Barclays PLC	3-Month USD-LIBOR	Receive	5.000%	06/21/13	15,400,000	(110,258)
The Goldman Sachs Group Inc	6-Month EUR-LIBOR	Receive	4.500%	06/17/15	EUR 24,000,000	153,027
Bank of America Corp	3-Month USD-LIBOR	Receive	5.000%	06/21/16	$31,900,000	(424,519)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16	18,000,000	(239,540)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/21/16	200,000	(2,661)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16	69,600,000	(924,831)

						($447,230)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 99.65%

Asset-Backed Securities - 0.54%

Caterpillar Financial Asset Trust
3.206% due 04/25/06 "	$564,581	$564,581
GE Commercial Equipment Financing LLC
3.424% due 06/20/06 "	4,086,022	4,086,022
Honda Auto Receivables Owner Trust
3.182% due 05/15/06 "	72,670	72,670

		4,723,273

Commercial Paper - 62.61%

ABN AMRO North America Finance Inc
4.250% due 01/19/06	20,000,000	19,957,500
Alabama Power Co
4.240% due 01/18/06	18,870,000	18,832,218
Becton Dickinson & Co
4.220% due 01/09/06	12,500,000	12,488,278
4.240% due 01/03/06	17,500,000	17,495,878
BellSouth Corp
4.240% due 01/24/06	12,740,000	12,705,489
4.280% due 01/05/06	17,100,000	17,091,868
BMW U.S. Capital LLC
4.230% due 01/19/06	30,000,000	29,936,550
Boston Edison Co
4.260% due 01/03/06	20,000,000	19,995,267
Canadian Wheat Board (Canada)
4.170% due 01/03/06	5,786,000	5,784,659
Caterpillar Financial Services Corp
4.260% due 01/09/06	20,000,000	19,981,067
Caterpillar Inc
4.250% due 01/09/06	10,000,000	9,990,555
Colgate-Palmolive Co
4.180% due 01/26/06	32,000,000	31,907,111
Consolidated Edison Co of NY
4.280% due 01/05/06	22,807,000	22,796,154
4.350% due 01/06/06	9,600,000	9,594,200
Dover Corp
4.260% due 01/30/06	35,000,000	34,879,891
First Data Corp
4.280% due 01/05/06	4,000,000	3,998,098
Gannett Co Inc
4.260% due 01/05/06	23,280,000	23,268,981
Honeywell International Inc
4.250% due 01/04/06	8,300,000	8,297,060
4.260% due 01/03/06	19,200,000	19,195,456
Kimberly-Clark Worldwide Inc
4.220% due 01/11/06	23,000,000	22,973,039
4.220% due 01/23/06	10,000,000	9,974,211
National Rural Utilities Cooperative Finance Corp
4.260% due 01/13/06	20,200,000	20,171,316
4.300% due 01/24/06	8,900,000	8,875,550
New Jersey Natural Gas Co
4.300% due 01/06/06	15,000,000	14,991,042
NSTAR
4.210% due 01/13/06	15,800,000	15,777,827
Parker-Hannifin Corp
4.280% due 01/31/06	11,600,000	11,558,627
Societe Generale North America Inc
4.265% due 01/03/06	35,000,000	34,991,707
The Hershey Co
4.220% due 01/20/06	8,970,000	8,950,022
The Southern Co Funding Corp
4.260% due 01/17/06	17,025,000	16,992,766
The Stanley Works
4.290% due 01/26/06	34,000,000	33,898,708
Toyota Motor Credit Corp
4.250% due 01/05/06	10,000,000	9,995,278

		547,346,373

Corporate Notes - 7.21%

American Honda Finance Corp
4.251% due 11/07/06 ~ §	18,500,000	18,500,000
Norddeutsche Landesbank NY
4.328% due 09/14/06 §	20,000,000	19,998,516
Westdeutsche Landesbank NY
4.320% due 03/20/06 §	24,500,000	24,499,424

		62,997,940

U.S. Government Agency Issues - 29.20%

Federal Home Loan Bank
3.750% due 04/18/06 §	24,500,000	24,500,000
3.750% due 05/09/06 §	24,500,000	24,500,000
4.000% due 03/03/06	24,450,000	24,450,000
4.000% due 03/07/06	24,500,000	24,500,000
4.000% due 08/18/06 §	48,000,000	48,000,000
4.000% due 10/20/06 §	24,750,000	24,750,000
4.000% due 11/15/06 §	24,750,000	24,750,000
4.060% due 01/27/06	60,000,000	59,824,067

		255,274,067

Repurchase Agreement - 0.09%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $735,278; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $751,868)	735,000	735,000

Total Short-Term Investments (Amortized Cost $871,076,653)		871,076,653

TOTAL INVESTMENTS - 99.65% (Amortized Cost $871,076,653)		871,076,653

OTHER ASSETS & LIABILITIES, NET - 0.35%		3,100,024

NET ASSETS - 100.00%		$874,176,677

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	62.61%
U.S. Government Agency Issues	29.20%
Corporate Notes	7.21%
Asset-Backed Securities	0.54%
Repurchase Agreement	0.09%

99.65%
Other Assets & Liabilities, Net	0.35%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.28%

Autos & Transportation - 0.07%

General Motors Corp 4.500%	28,700	$598,682

Financial Services - 0.10%

MetLife Inc 6.375%	30,000	826,500

Utilities - 0.11%

Entergy Corp 7.625% *	20,000	995,000

Total Convertible Preferred Stocks (Cost $2,452,289)		2,420,182

PREFERRED STOCKS - 0.36%

Financial Services - 0.36%

Sovereign REIT ~	2,200	3,173,500

Total Preferred Stocks (Cost $1,958,000)		3,173,500

WARRANTS - 0.00%

Financial Services - 0.00%

ONO Finance PLC * + ~ (United Kingdom)
Exp. 02/15/11	5,000	1,010

Utilities - 0.00%

Metricom Inc * +
Exp. 02/15/10	3,000	30
NTELOS Inc * + ~
Exp. 08/15/10	4,000	40

		70

Total Warrants (Cost $98,440)		1,080

COMMON STOCKS - 0.06%

Consumer Discretionary - 0.06%

Rogers Communications Inc ‘B’ † (Canada)	13,163	556,268

Total Common Stocks (Cost $566,223)		556,268

EXCHANGE TRADED FUNDS - 0.35%

NASDAQ-100 Index Tracking Stock †	30,000	1,212,600
Standard & Poor’s Depository Receipts Trust 1 †	15,000	1,866,150

Total Exchange Traded Funds (Cost $2,784,200)		3,078,750

	Principal Amount
CORPORATE BONDS & NOTES - 93.58%

Autos & Transportation - 4.06%

Amsted Industries Inc
10.250% due 10/15/11 ~	$2,000,000	2,150,000
ArvinMeritor Inc
8.750% due 03/01/12 †	2,000,000	1,925,000
Aviall Inc
7.625% due 07/01/11	2,000,000	2,060,000
Cooper-Standard Automotive Inc
7.000% due 12/15/12 †	1,000,000	925,000
Grupo Transportacion Ferroviaria Mexicana SA de CV (Mexico)
9.375% due 05/01/12 ~	2,000,000	2,200,000
GulfMark Offshore Inc
7.750% due 07/15/14	1,000,000	1,045,000
Hertz Corp
8.875% due 01/01/14 ~	4,000,000	4,095,000
10.500% due 01/01/16 ~	500,000	517,500
Keystone Automotive Operations Inc
9.750% due 11/01/13	1,000,000	870,000
Navistar International Corp
6.250% due 03/01/12	1,000,000	900,000
7.500% due 06/15/11 †	1,000,000	957,500
Quality Distribution LLC
9.000% due 11/15/10	1,000,000	896,250
Rexnord Corp
10.125% due 12/15/12	1,000,000	1,080,000
Tenneco Automotive Inc
8.625% due 11/15/14 †	1,000,000	950,000
10.250% due 07/15/13	4,000,000	4,390,000
The Goodyear Tire & Rubber Co
9.000% due 07/01/15 ~	2,000,000	1,980,000
The Greenbrier Cos Inc
8.375% due 05/15/15 ~	1,500,000	1,537,500
8.375% due 05/15/15	2,000,000	2,050,000
TRW Automotive Inc
9.375% due 02/15/13	2,677,000	2,911,238
11.000% due 02/15/13 †	902,000	1,017,005
United Components Inc
9.375% due 06/15/13 †	1,000,000	1,000,000

		35,456,993

Consumer Discretionary - 24.05%

Adelphia Communications Corp
10.875% due 10/01/10 † ¤	1,000,000	565,000
Alderwoods Group Inc
7.750% due 09/15/12	500,000	520,000
Allied Waste North America Inc
7.250% due 03/15/15 †	2,000,000	2,030,000
7.875% due 04/15/13	1,000,000	1,037,500
8.500% due 12/01/08	4,000,000	4,220,000
8.875% due 04/01/08	3,000,000	3,180,000
9.250% due 09/01/12	983,000	1,069,012
AMC Entertainment Inc
8.000% due 03/01/14 †	3,000,000	2,730,000
Cablemas SA de CV (Mexico)
9.375% due 11/15/15 ~	2,000,000	2,060,000
Carriage Services Inc
7.875% due 01/15/15	1,000,000	1,022,500
CBD Media Holdings LLC
9.250% due 07/15/12 †	2,000,000	2,010,000
CBD Media Inc
8.625% due 06/01/11	1,000,000	1,025,000
CCO Holdings LLC
8.750% due 11/15/13 †	1,000,000	957,500
Charter Communications Operating LLC
8.000% due 04/30/12 ~	4,000,000	4,000,000
8.375% due 04/30/14 ~	1,000,000	1,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Charter Communications Holdings II LLC
10.250% due 09/15/10	$4,000,000	$4,000,000
Corrections Corp of America
7.500% due 05/01/11	7,000,000	7,280,000
CSC Holdings Inc
7.625% due 04/01/11	2,000,000	2,000,000
7.875% due 12/15/07	2,000,000	2,045,000
Dex Media East LLC
9.875% due 11/15/09	1,000,000	1,086,250
Dex Media Inc
8.000% due 11/15/13	1,500,000	1,537,500
Dex Media West LLC
8.500% due 08/15/10	1,000,000	1,052,500
9.875% due 08/15/13	3,418,000	3,811,070
DIRECTV Holdings LLC
6.375% due 06/15/15	4,000,000	3,930,000
8.375% due 03/15/13	848,000	915,840
EchoStar DBS Corp
6.625% due 10/01/14	3,500,000	3,373,125
Emmis Communications Corp
10.366% due 06/15/12 §	1,000,000	1,008,750
Galaxy Entertainment Finance Co Ltd (Hong Kong)
9.875% due 12/15/12 ~	4,000,000	4,080,000
Granite Broadcasting Corp
9.750% due 12/01/10 †	2,000,000	1,850,000
Gray Television Inc
9.250% due 12/15/11	2,000,000	2,145,000
Greektown Holdings LLC
10.750% due 12/01/13 ~	2,000,000	1,995,000
GSC Holdings Corp
7.875% due 10/01/11 † ~ §	2,000,000	1,990,000
8.000% due 10/01/12 † ~	1,000,000	945,000
Herbst Gaming Inc
8.125% due 06/01/12	1,500,000	1,567,500
IKON Office Solutions Inc
7.750% due 09/15/15 ~	2,000,000	1,960,000
Inn of the Mountain Gods Resort & Casino
12.000% due 11/15/10 †	2,000,000	1,990,000
Intrawest Corp (Canada)
7.500% due 10/15/13	2,000,000	2,035,000
Iron Mountain Inc
7.750% due 01/15/15	1,000,000	1,012,500
8.625% due 04/01/13	2,000,000	2,095,000
Isle of Capri Casinos Inc
7.000% due 03/01/14 †	1,000,000	980,000
Kerzner International Ltd (Bahamas)
6.750% due 10/01/15 ~	5,000,000	4,887,500
Lamar Media Corp
6.625% due 08/15/15	1,500,000	1,513,125
Landry’s Restaurants Inc
7.500% due 12/15/14	3,500,000	3,290,000
Las Vegas Sands Corp
6.375% due 02/15/15 †	5,000,000	4,837,500
Levi Strauss & Co
12.250% due 12/15/12	1,500,000	1,680,000
Mandalay Resort Group
10.250% due 08/01/07	3,750,000	4,017,188
Mediacom Broadband LLC
8.500% due 10/15/15 ~	4,000,000	3,725,000
Mediacom LLC
9.500% due 01/15/13	3,500,000	3,434,375
Medianews Group Inc
6.375% due 04/01/14	1,000,000	927,500
6.875% due 10/01/13	3,500,000	3,364,375
MGM MIRAGE
6.000% due 10/01/09	4,000,000	3,995,000
6.625% due 07/15/15	4,000,000	4,010,000
6.750% due 09/01/12	2,500,000	2,546,875
9.750% due 06/01/07	2,500,000	2,646,875
Mohegan Tribal Gaming Authority
6.125% due 02/15/13	500,000	493,750
6.875% due 02/15/15	250,000	253,125
7.125% due 08/15/14	1,000,000	1,028,750
Morris Publishing Group LLC
7.000% due 08/01/13	3,000,000	2,846,250
Nebraska Book Co Inc
8.625% due 03/15/12	3,000,000	2,775,000
Network Communications Inc
10.750% due 12/01/13 † ~	2,000,000	2,010,000
Paxson Communications Corp
7.777% due 01/15/12 ~ §	3,000,000	2,996,250
Penn National Gaming Inc
6.750% due 03/01/15 †	1,000,000	987,500
6.875% due 12/01/11 †	1,000,000	1,015,000
Perry Ellis International Inc
8.875% due 09/15/13	1,500,000	1,485,000
Plastipak Holdings Inc
8.500% due 12/15/15 ~	1,000,000	1,015,000
PRIMEDIA Inc
8.000% due 05/15/13 †	3,000,000	2,553,750
8.875% due 05/15/11	2,500,000	2,318,750
R.H. Donnelley Inc
10.875% due 12/15/12	1,500,000	1,698,750
Rayovac Corp
8.500% due 10/01/13	4,000,000	3,510,000
Riddell Bell Holdings Inc
8.375% due 10/01/12 †	2,000,000	1,865,000
River Rock Entertainment Authority
9.750% due 11/01/11	3,000,000	3,247,500
Salem Communications Corp
7.750% due 12/15/10	3,000,000	3,123,750
San Pasqual Casino
8.000% due 09/15/13 ~	1,000,000	1,020,000
Sealy Mattress Co
8.250% due 06/15/14 †	2,000,000	2,070,000
Simmons Bedding Co
7.875% due 01/15/14 †	1,750,000	1,627,500
Sinclair Broadcast Group Inc
8.000% due 03/15/12	5,500,000	5,692,500
8.750% due 12/15/11	2,000,000	2,115,000
Sirius Satellite Radio Inc
9.625% due 08/01/13 † ~	3,000,000	2,970,000
Sleepmaster LLC
11.000% due 05/15/09 + ¤	2,341,972	—
Station Casinos Inc
6.875% due 03/01/16 †	2,500,000	2,568,750
The Geo Group Inc
8.250% due 07/15/13 †	3,500,000	3,438,750
The Neiman Marcus Group Inc
9.000% due 10/15/15 ~	2,000,000	2,055,000
10.375% due 10/15/15 † ~	500,000	510,625
United Rentals North America Inc
6.500% due 02/15/12	2,500,000	2,446,875
Vertrue Inc
9.250% due 04/01/14	1,500,000	1,541,250
Videotron Ltee (Canada)
6.375% due 12/15/15 ~	500,000	499,375
6.875% due 01/15/14	3,000,000	3,052,500
VWR International Inc
8.000% due 04/15/14 †	3,000,000	3,000,000
Warner Music Group
7.375% due 04/15/14	1,000,000	997,500
Wesco Distribution Inc
7.500% due 10/15/17 ~	3,000,000	3,033,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Williams Scotsman Inc
8.500% due 10/01/15	$3,000,000	$3,120,000
Wynn Las Vegas LLC
6.625% due 12/01/14 †	4,000,000	3,910,000

		209,879,360

Consumer Staples - 1.64%

Chiquita Brands International Inc
8.875% due 12/01/15 ~	1,000,000	935,000
Dole Food Co Inc
7.250% due 06/15/10	3,000,000	2,925,000
8.875% due 03/15/11	356,000	366,680
Smithfield Foods Inc
7.000% due 08/01/11	4,000,000	4,100,000
Stater Brothers Holdings Inc
7.991% due 06/15/10 §	5,000,000	5,025,000
8.125% due 06/15/12	1,000,000	995,000

		14,346,680

Energy - 8.50%

ANR Pipeline Co
8.875% due 03/15/10	1,000,000	1,073,715
Calpine Corp
8.500% due 07/15/10 ~ ¤	2,000,000	1,650,000
Chesapeake Energy Corp
6.375% due 06/15/15	1,000,000	1,005,000
7.000% due 08/15/14	1,500,000	1,560,000
7.500% due 09/15/13	1,000,000	1,067,500
Comstock Resources Inc
6.875% due 03/01/12	1,500,000	1,475,625
Denbury Resources Inc
7.500% due 04/01/13	1,000,000	1,020,000
7.500% due 12/15/15	1,000,000	1,017,500
Dynegy Holdings Inc
9.875% due 07/15/10 ~	4,000,000	4,405,000
El Paso Corp
7.000% due 05/15/11	7,000,000	6,982,500
7.625% due 08/16/07	1,000,000	1,022,500
El Paso Natural Gas Co
7.625% due 08/01/10	3,000,000	3,169,737
Encore Acquisition Co
7.250% due 12/01/17	2,000,000	1,990,000
Gazprom OAO (Russia)
9.625% due 03/01/13 ~	3,000,000	3,626,250
Hanover Compressor Co
0.000% due 03/31/07	2,500,000	2,256,250
9.000% due 06/01/14	1,000,000	1,095,000
Hanover Equipment Trust ‘A’
8.500% due 09/01/08 †	2,577,000	2,683,301
Hanover Equipment Trust ‘B’
8.750% due 09/01/11 †	3,000,000	3,187,500
Holly Energy Partners LP
6.250% due 03/01/15	4,000,000	3,895,000
Massey Energy Co
6.875% due 12/15/13 ~	2,500,000	2,534,375
NRG Energy Inc
8.000% due 12/15/13	1,704,000	1,908,480
Peabody Energy Corp
6.875% due 03/15/13	2,000,000	2,090,000
Plains Exploration & Production Co
8.750% due 07/01/12	2,000,000	2,165,000
Reliant Energy Inc
6.750% due 12/15/14	4,000,000	3,510,000
SemGroup LP
8.750% due 11/15/15 ~	2,000,000	2,055,000
Tenaska Alabama Partners LP
7.000% due 06/30/21 ~	496,642	502,123
Tesoro Corp
6.250% due 11/01/12 ~	1,500,000	1,515,000
Texas Genco LLC
6.875% due 12/15/14 ~	4,000,000	4,350,000
The Williams Cos Inc
6.375% due 10/01/10 ~	3,250,000	3,262,188
The Williams Cos Inc Credit Linked Certificate Trust
6.750% due 04/15/09 ~	2,000,000	2,035,000
Universal Compression Inc
7.250% due 05/15/10	1,000,000	1,020,000
Whiting Petroleum Corp
7.000% due 02/01/14 ~	2,000,000	2,015,000
7.250% due 05/01/12	1,000,000	1,017,500

		74,162,044

Financial Services - 13.51%

Arch Western Finance LLC
6.750% due 07/01/13	4,000,000	4,095,000
Athena Neurosciences Finance LLC
7.250% due 02/21/08	1,000,000	981,250
BCP Crystal Holdings Corp
9.625% due 06/15/14	2,600,000	2,905,500
Borden U.S. Finance Corp
8.900% due 07/15/10 ~ §	2,000,000	2,020,000
9.000% due 07/15/14 ~	1,000,000	995,000
CCM Merger Inc
8.000% due 08/01/13 ~	3,000,000	2,895,000
Chukchansi Economic Development Authority
8.000% due 11/15/13 ~	1,000,000	1,031,250
8.060% due 11/15/12 ~ §	1,000,000	1,025,000
Couche-Tard U.S. LP
7.500% due 12/15/13	2,000,000	2,070,000
Dollar Financial Group Inc
9.750% due 11/15/11	3,500,000	3,622,500
Dow Jones CDX NA HY5 Index
7.250% due 12/29/10 ~	10,000,000	9,912,500
8.750% due 12/29/10 † ~	14,850,000	14,942,812
E*TRADE Financial Corp
7.875% due 12/01/15	2,000,000	2,075,000
8.000% due 06/15/11	3,000,000	3,135,000
8.000% due 06/15/11 ~	1,000,000	1,045,000
Eircom Funding (Ireland)
8.250% due 08/15/13	1,500,000	1,612,500
FelCor Lodging LP
9.000% due 06/01/11	4,250,000	4,675,000
Ford Motor Credit Co
5.800% due 01/12/09	1,000,000	872,918
6.625% due 06/16/08	3,000,000	2,722,647
7.375% due 10/28/09	4,000,000	3,550,372
General Motors Acceptance Corp
6.125% due 08/28/07	1,000,000	927,327
6.150% due 04/05/07	2,000,000	1,889,648
7.750% due 01/19/10	6,000,000	5,608,032
Host Marriott LP
6.375% due 03/15/15	2,500,000	2,506,250
7.000% due 08/15/12	3,000,000	3,090,000
7.125% due 11/01/13 †	1,000,000	1,045,000
K&F Acquisition Inc
7.750% due 11/15/14 †	2,000,000	2,030,000
La Quinta Properties Inc
8.875% due 03/15/11	2,000,000	2,182,500
MeriStar Hospitality Corp
9.000% due 01/15/08 †	2,000,000	2,077,500
Nell AF Sarl (Luxembourg)
8.375% due 08/15/15 † ~	3,000,000	2,985,000
Residential Capital Corp
6.375% due 06/30/10	1,000,000	1,017,097
RMCC Acquisition Co
9.500% due 11/01/12 ~	1,000,000	1,010,000
Senior Housing Properties Trust
7.875% due 04/15/15	1,500,000	1,575,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Stripes Acquisition LLC
10.625% due 12/15/13 ~	$1,000,000	$1,020,000
SunGard Data Systems Inc
8.525% due 08/15/13 ~ §	1,500,000	1,560,000
9.125% due 08/15/13 ~	4,000,000	4,160,000
10.250% due 08/15/15 ~	1,000,000	1,005,000
The FINOVA Group Inc
7.500% due 11/15/09	1,710,000	607,050
Thornburg Mortgage Inc
8.000% due 05/15/13	4,000,000	3,960,000
Universal City Florida Holding Co
8.375% due 05/01/10	500,000	491,250
9.000% due 05/01/10 §	1,000,000	1,010,000
Ventas Realty LP
6.500% due 06/01/16 † ~	1,000,000	1,010,000
6.625% due 10/15/14	1,250,000	1,284,375
6.750% due 06/01/10	2,500,000	2,575,000
8.750% due 05/01/09	1,000,000	1,085,000
9.000% due 05/01/12	2,000,000	2,290,000
Western Financial Bank
9.625% due 05/15/12	1,500,000	1,687,500

		117,872,778

Health Care - 4.30%

DaVita Inc
6.625% due 03/15/13 †	1,000,000	1,022,500
7.250% due 03/15/15 †	1,000,000	1,017,500
Elan Finance PLC (Ireland)
8.340% due 11/15/11 † §	1,000,000	955,000
Extendicare Health Services Inc
6.875% due 05/01/14 †	1,000,000	982,500
9.500% due 07/01/10	1,500,000	1,599,375
IASIS Healthcare LLC
8.750% due 06/15/14	2,000,000	2,110,000
Mylan Laboratories Inc
6.375% due 08/15/15 ~	1,500,000	1,509,375
Omega Healthcare Investors Inc
7.000% due 01/15/16 ~	2,000,000	1,992,500
Omnicare Inc
6.750% due 12/15/13	1,000,000	1,016,250
6.875% due 12/15/15	1,500,000	1,530,000
Psychiatric Solutions Inc
7.750% due 07/15/15	500,000	518,750
10.625% due 06/15/13 †	1,500,000	1,713,750
Res-Care Inc
7.750% due 10/15/13 ~	2,000,000	2,010,000
Select Medical Corp
7.625% due 02/01/15	2,000,000	1,935,000
9.933% due 09/15/15 ~ §	2,000,000	2,020,000
Tenet Healthcare Corp
6.500% due 06/01/12	1,000,000	920,000
9.875% due 07/01/14	2,000,000	2,035,000
The Jean Coutu Group PJC Inc (Canada)
7.625% due 08/01/12 †	2,500,000	2,475,000
Triad Hospitals Inc
7.000% due 11/15/13 †	1,000,000	1,007,500
United Surgical Partners International Inc
10.000% due 12/15/11	2,000,000	2,165,000
Valeant Pharmaceuticals International
7.000% due 12/15/11	3,000,000	2,962,500
Vanguard Health Holding Co II LLC
9.000% due 10/01/14	2,000,000	2,135,000
Warner Chilcott Corp
8.750% due 02/01/15 ~	2,000,000	1,850,000

		37,482,500

Integrated Oils - 1.13%

Compton Petroleum Corp (Canada)
7.625% due 12/01/13 ~	1,500,000	1,541,250
SESI LLC
8.875% due 05/15/11	2,500,000	2,631,250
Targa Resources Inc
8.500% due 11/01/13 ~	2,500,000	2,575,000
The Premcor Refining Group Inc
7.500% due 06/15/15	2,000,000	2,133,242
Venoco Inc
8.750% due 12/15/11 †	1,000,000	1,020,000

		9,900,742

Materials & Processing - 11.12%

Abitibi-Consolidated Inc (Canada)
7.750% due 06/15/11 †	2,000,000	1,915,000
Ainsworth Lumber Co Ltd (Canada)
7.250% due 10/01/12	2,000,000	1,810,000
8.277% due 10/01/10 §	2,000,000	1,960,000
Asia Aluminum Holdings Ltd (Bermuda)
8.000% due 12/23/11 ~	2,000,000	1,962,500
Berry Plastics Corp
10.750% due 07/15/12	2,500,000	2,700,000
Bowater Inc
6.500% due 06/15/13 †	3,000,000	2,700,000
Buckeye Technologies Inc
8.500% due 10/01/13	2,500,000	2,512,500
Cascades Inc (Canada)
7.250% due 02/15/13	1,000,000	915,000
Crown Americas LLC
7.625% due 11/15/13 ~	3,000,000	3,127,500
7.750% due 11/15/15 ~	1,000,000	1,040,000
Dycom Industries Inc
8.125% due 10/15/15 ~	2,000,000	2,010,000
Equistar Chemicals LP
10.625% due 05/01/11	4,000,000	4,420,000
Freeport-McMoRan Copper & Gold Inc
6.875% due 02/01/14	3,000,000	3,045,000
10.125% due 02/01/10	2,000,000	2,207,500
Georgia-Pacific Corp
8.125% due 05/15/11	2,000,000	2,012,500
Gerdau Ameristeel Corp (Canada)
10.375% due 07/15/11	2,000,000	2,215,000
Graham Packaging Co Inc
8.500% due 10/15/12 †	3,000,000	2,970,000
9.875% due 10/15/14 †	2,000,000	1,960,000
Graphic Packaging International Corp
8.500% due 08/15/11	2,000,000	2,015,000
Hercules Inc
6.750% due 10/15/29	2,000,000	1,935,000
Huntsman International LLC
7.375% due 01/01/15 ~	1,000,000	970,000
Huntsman LLC
11.500% due 07/15/12	660,000	750,750
11.625% due 10/15/10	1,300,000	1,486,875
Jefferson Smurfit Corp
8.250% due 10/01/12	3,000,000	2,895,000
Lyondell Chemical Co
9.625% due 05/01/07	1,000,000	1,048,750
10.500% due 06/01/13	1,000,000	1,141,250
11.125% due 07/15/12	1,000,000	1,123,750
Methanex Corp (Canada)
8.750% due 08/15/12	2,000,000	2,235,000
Millennium America Inc
9.250% due 06/15/08	2,000,000	2,167,500
Nalco Co
7.750% due 11/15/11 †	1,000,000	1,032,500
8.875% due 11/15/13 †	2,000,000	2,105,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Neenah Paper Inc
7.375% due 11/15/14	$500,000	$453,750
Norilsk Nickel Finance Luxembourg SA (Russia)
7.125% due 09/30/09	3,000,000	3,086,400
Nortek Inc
8.500% due 09/01/14	4,000,000	3,880,000
Novelis Inc (Canada)
7.500% due 02/15/15 ~	2,000,000	1,875,000
Owens-Brockway Glass Containers Inc
6.750% due 12/01/14	1,000,000	975,000
7.750% due 05/15/11	2,500,000	2,621,875
8.250% due 05/15/13	2,000,000	2,075,000
8.750% due 11/15/12	2,000,000	2,160,000
8.875% due 02/15/09	3,000,000	3,146,250
Rhodia SA (France)
7.625% due 06/01/10 †	3,000,000	3,030,000
Silgan Holdings Inc
6.750% due 11/15/13	2,000,000	2,000,000
Sino-Forest Corp (Canada)
9.125% due 08/17/11 ~	3,000,000	3,232,500
Southern Copper Corp
6.375% due 07/27/15 ~	1,000,000	1,000,679
Texas Industries Inc
7.250% due 07/15/13 ~	1,000,000	1,042,500
Tronox Worldwide LLC
9.500% due 12/01/12 ~	2,000,000	2,050,000
Valmont Industries Inc
6.875% due 05/01/14	1,000,000	1,012,500
Vedanta Resources PLC (United Kingdom)
6.625% due 02/22/10 ~	1,000,000	973,867

		97,004,196

Multi-Industry - 0.72%

J.B. Poindexter & Co Inc
8.750% due 03/15/14	2,000,000	1,700,000
Park-Ohio Industries Inc
8.375% due 11/15/14	1,000,000	880,000
Sequa Corp
8.875% due 04/01/08	3,000,000	3,142,500
9.000% due 08/01/09	500,000	533,750

		6,256,250

Producer Durables - 4.81%

Alliant Techsystems Inc
8.500% due 05/15/11	2,500,000	2,637,500
American Tower Corp
7.125% due 10/15/12	2,500,000	2,587,500
7.500% due 05/01/12 †	2,000,000	2,100,000
American Towers Inc
7.250% due 12/01/11	1,500,000	1,567,500
Case New Holland Inc
6.000% due 06/01/09 †	1,000,000	975,000
9.250% due 08/01/11	3,000,000	3,225,000
Desarrolladora Homex SA de CV (Mexico)
7.500% due 09/28/15 ~	2,000,000	1,975,000
Dresser Inc
9.375% due 04/15/11	4,000,000	4,230,000
FIMEP SA (France)
10.500% due 02/15/13	1,000,000	1,135,000
Standard Pacific Corp
6.500% due 08/15/10	1,000,000	958,750
Terex Corp
7.375% due 01/15/14	4,500,000	4,477,500
9.250% due 07/15/11	2,000,000	2,145,000
10.375% due 04/01/11 †	2,500,000	2,662,500
TransDigm Inc
8.375% due 07/15/11	2,000,000	2,115,000
Vought Aircraft Industries Inc
8.000% due 07/15/11 †	2,000,000	1,880,000
Xerox Corp
6.875% due 08/15/11	3,000,000	3,120,000
7.125% due 06/15/10	3,000,000	3,138,750
7.625% due 06/15/13	1,000,000	1,060,000

		41,990,000

Technology - 3.70%

Amkor Technology Inc
9.250% due 02/15/08 †	3,000,000	2,925,000
Avago Technologies Finance (Singapore)
10.125% due 12/01/13 † ~	2,000,000	2,065,000
Celestica Inc (Canada)
7.625% due 07/01/13	3,000,000	2,973,750
Freescale Semiconductor Inc
6.875% due 07/15/11	3,000,000	3,165,000
6.900% due 07/15/09 §	3,000,000	3,097,500
L-3 Communications Corp
6.125% due 07/15/13	2,000,000	1,995,000
6.375% due 10/15/15 ~	1,500,000	1,503,750
7.625% due 06/15/12	2,500,000	2,643,750
Sanmina-SCI Corp
6.750% due 03/01/13 †	3,000,000	2,868,750
STATS ChipPAC Ltd (Singapore)
6.750% due 11/15/11	3,000,000	2,910,000
7.500% due 07/19/10 †	2,000,000	2,020,000
Syniverse Technologies Inc
7.750% due 08/15/13	2,000,000	2,025,000
Unisys Corp
8.000% due 10/15/12	2,250,000	2,092,500

		32,285,000

Utilities - 16.04%

AES Dominicana Energia Finance SA (Cayman)
11.000% due 12/13/15 ~	2,000,000	2,000,000
Allegheny Energy Supply Co LLC
8.250% due 04/15/12 ~	142,000	160,815
AmeriGas Partners LP
7.250% due 05/20/15	2,000,000	2,050,000
AT&T Corp
9.050% due 11/15/11	1,420,000	1,573,549
Cablevision Systems Corp
8.000% due 04/15/12 †	3,000,000	2,820,000
8.716% due 04/01/09 §	2,000,000	2,030,000
Centennial Communications Corp
10.000% due 01/01/13 † ~	1,500,000	1,522,500
10.250% due 01/01/13 ~ §	2,000,000	2,015,000
Centrais Eletricas Brasileiras SA (Brazil)
7.750% due 11/30/15 † ~	2,000,000	1,982,920
Cincinnati Bell Inc
7.000% due 02/15/15	2,000,000	1,970,000
7.250% due 07/15/13 †	3,000,000	3,135,000
Citizens Communications Co
6.250% due 01/15/13	3,000,000	2,917,500
CMS Energy Corp
6.875% due 12/15/15	1,500,000	1,520,625
7.750% due 08/01/10	5,000,000	5,268,750
Colorado Interstate Gas Co
6.800% due 11/15/15 ~	2,500,000	2,566,937
Dobson Cellular Systems
8.375% due 11/01/11	1,000,000	1,066,250
9.875% due 11/01/12 †	1,000,000	1,107,500
Dobson Communications Corp
8.400% due 10/15/12 ~ §	1,000,000	1,000,000
Ferrellgas Partners LP
8.750% due 06/15/12	3,500,000	3,482,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
Hawaiian Telcom Communications Inc
9.750% due 05/01/13 † ~	$2,000,000	$1,965,000
9.948% due 05/01/13 ~ §	4,000,000	3,880,000
Inergy LP
6.875% due 12/15/14	2,000,000	1,830,000
Intelsat Bermuda Ltd (Bermuda)
8.250% due 01/15/13 ~	4,500,000	4,567,500
8.695% due 01/15/12 ~ §	2,000,000	2,042,500
Kabel Deutschland GmbH (Germany)
10.625% due 07/01/14 ~	3,000,000	3,172,500
MCI Inc
7.688% due 05/01/09	3,000,000	3,105,000
Midwest Generation LLC
8.750% due 05/01/34	8,000,000	8,850,000
Mirant North America LLC
7.375% due 12/31/13 ~	3,250,000	3,302,812
MSW Energy Holdings II LLC
7.375% due 09/01/10	2,000,000	2,065,000
Nevada Power Co
6.500% due 04/15/12	500,000	515,000
9.000% due 08/15/13	975,000	1,078,602
New Skies Satellites NV (Netherlands)
9.125% due 11/01/12	1,000,000	1,073,750
9.573% due 11/01/11 §	3,000,000	3,135,000
Nextel Partners Inc
8.125% due 07/01/11 †	3,000,000	3,221,250
PanAmSat Corp
9.000% due 08/15/14	1,900,000	1,999,750
Philippine Long Distance Telephone Co (Philippines)
11.375% due 05/15/12	1,500,000	1,852,500
Qwest Communications International Inc
7.250% due 02/15/11 †	5,000,000	5,125,000
7.500% due 02/15/14 †	2,000,000	2,065,000
Qwest Corp
7.741% due 06/15/13 ~ §	1,000,000	1,083,750
7.875% due 09/01/11	6,000,000	6,495,000
8.875% due 03/15/12	1,000,000	1,132,500
Rogers Cable Inc (Canada)
6.250% due 06/15/13 †	1,000,000	991,250
6.750% due 03/15/15 †	1,000,000	1,020,000
7.875% due 05/01/12	2,500,000	2,696,875
Rogers Wireless Inc (Canada)
7.250% due 12/15/12	1,000,000	1,056,250
7.616% due 12/15/10 §	1,000,000	1,037,500
Rural Cellular Corp
8.250% due 03/15/12 †	1,000,000	1,060,000
9.875% due 02/01/10 †	2,500,000	2,650,000
10.041% due 11/01/12 † ~ §	2,000,000	2,025,000
Sierra Pacific Resources
6.750% due 08/15/17 ~	1,000,000	1,000,000
8.625% due 03/15/14	3,000,000	3,260,967
TECO Energy Inc
7.500% due 06/15/10	3,000,000	3,210,000
The AES Corp
7.750% due 03/01/14 †	5,000,000	5,268,750
8.750% due 06/15/08	1,000,000	1,055,000
8.750% due 05/15/13 ~	4,000,000	4,375,000
8.875% due 02/15/11	1,412,000	1,533,785
9.000% due 05/15/15 ~	1,000,000	1,100,000
TXU Corp
5.550% due 11/15/14 †	2,000,000	1,909,672
VeraSun Energy Corp
9.875% due 12/15/12 ~	1,000,000	1,020,000

		140,017,309

Total Corporate Bonds & Notes (Cost $807,343,526)		816,653,852

CONVERTIBLE CORPORATE BONDS & NOTES - 0.51%

Consumer Discretionary - 0.17%

EchoStar Communications Corp
5.750% due 05/15/08	1,500,000	1,470,000

Health Care - 0.17%

Omnicare Inc
3.250% due 12/15/35	1,500,000	1,496,250

Technology - 0.17%

L-3 Communications Corp
3.000% due 08/01/35 ~	500,000	496,875
Vishay Intertechnology Inc
3.625% due 08/01/23	1,000,000	980,000

		1,476,875

Total Convertible Corporate Bonds & Notes (Cost $4,431,042)		4,443,125

FOREIGN GOVERNMENT BONDS & NOTES - 0.39%

Republic of Brazil (Brazil)
8.000% due 01/15/18	1,055,000	1,140,982
9.250% due 10/22/10	2,000,000	2,243,000

Total Foreign Government Bonds & Notes (Cost $2,849,680)		3,383,982

SHORT-TERM INVESTMENTS - 2.83%

Commercial Paper - 2.83%

Alabama Power Co
4.240% due 01/18/06	1,200,000	1,197,597
BellSouth Corp
4.280% due 01/05/06	3,200,000	3,198,478
BMW US Capital LLC
4.220% due 01/03/06	6,470,000	6,468,483
Caterpillar Inc
4.250% due 01/09/06	3,000,000	2,997,167
Colgate-Palmolive Co
4.180% due 01/26/06	2,500,000	2,492,743
Dover Corp
4.260% due 01/30/06	3,000,000	2,989,705
Honeywell International Inc
4.260% due 01/03/06	5,300,000	5,298,746

		24,642,919

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $21,008; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $25,124)	21,000	21,000

Total Short-Term Investments (Cost $24,663,919)		24,663,919

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.36% (Cost $847,147,319)		858,374,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 12.79%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $111,648,874)	111,648,874	$111,648,874

TOTAL INVESTMENTS - 111.15% (Cost $958,796,193)		970,023,532

OTHER ASSETS & LIABILITIES, NET - (11.15%)		(97,366,874)

NET ASSETS - 100.00%		$872,656,658

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.28%
Utilities	16.15%
Short-Term Investments & Securities Lending Collateral	15.62%
Financial Services	13.97%
Materials & Processing	11.12%
Energy	8.50%
Producer Durables	4.81%
Health Care	4.47%
Autos & Transportation	4.13%
Technology	3.87%
Consumer Staples	1.64%
Integrated Oils	1.13%
Multi-Industry	0.72%
Foreign Government Bonds	0.39%
Exchange Traded Funds	0.35%

111.15%
Other Assets & Liabilities, Net	(11.15%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 4.79%

Autos & Transportation - 0.05%

General Motors Corp 4.500%	4,200	$87,612

Consumer Discretionary - 0.06%

The Interpublic Group of Cos Inc 5.250% ~	95	87,661

Financial Services - 1.90%

Citigroup Funding Inc 5.210% † §	6,340	208,269
Conseco Inc 5.500%	5,350	151,352
Fortis Insurance NV 7.750% ~ (Netherlands)	55	66,688
Lehman Brothers Holdings Inc 6.250% †	14,450	379,890
MetLife Inc 6.375%	3,115	85,818
Platinum Underwriters Holdings Ltd 6.000% * (Bermuda)	3,700	116,883
The Chubb Corp 7.000% †	4,000	140,720
The Hartford Financial Services
Group Inc 6.000%	6,829	519,687
The Hartford Financial Services
Group Inc 7.000%	5,923	456,841
The PMI Group Inc 5.875%	9,220	227,273
UnumProvident Corp 8.250%	1,800	78,750
XL Capital Ltd 6.500% (Cayman)	28,168	629,273

		3,061,444

Integrated Oils - 0.46%

Amerada Hess Corp 7.000%	6,910	746,833

Materials & Processing - 0.69%

Freeport-McMoRan Copper & Gold Inc 5.500% ~	40	46,970
Hercules Inc 6.500% *	196	147,980
Huntsman Corp 5.000%	22,576	913,876

		1,108,826

Producer Durables - 1.42%

Xerox Corp 6.250% †	18,660	2,283,984

Utilities - 0.21%

ONEOK Inc 8.500%	10,190	330,971

Total Convertible Preferred Stocks (Cost $7,372,713)		7,707,331

COMMON STOCKS - 94.41%

Autos & Transportation - 1.73%

Autoliv Inc	18,100	822,102
Norfolk Southern Corp	43,810	1,964,002

		2,786,104

Consumer Discretionary - 5.94%

Cendant Corp	58,951	1,016,905
Foot Locker Inc	15,000	353,850
McDonald’s Corp	57,300	1,932,156
Office Depot Inc *	40,800	1,281,120
R.R. Donnelley & Sons Co	11,100	379,731
Sears Holdings Corp * †	4,440	512,953
The TJX Cos Inc	34,300	796,789
The Walt Disney Co	76,640	1,837,061
Waste Management Inc	2,157	65,465
Whirlpool Corp †	16,450	1,377,852

		9,553,882

Consumer Staples - 5.10%

Altria Group Inc	35,760	2,671,987
Coca-Cola Enterprises Inc	54,500	1,044,765
Colgate-Palmolive Co	1,390	76,242
General Mills Inc	23,523	1,160,154
Rite Aid Corp * †	71,170	247,672
SUPERVALU Inc	40,080	1,301,798
The Procter & Gamble Co	29,490	1,706,881

		8,209,499

Energy - 1.66%

Burlington Resources Inc	6,200	534,440
EOG Resources Inc	1,800	132,066
Pride International Inc * †	15,100	464,325
Valero Energy Corp	18,400	949,440
Weatherford International Ltd * (Bermuda)	16,200	586,440

		2,666,711

Financial Services - 33.06%

ACE Ltd (Cayman)	65,760	3,514,215
American International Group Inc	42,600	2,906,598
AXIS Capital Holdings Ltd † (Bermuda)	49,460	1,547,109
Bank of America Corp	189,820	8,760,193
Capital One Financial Corp	28,900	2,496,960
CIGNA Corp	13,500	1,507,950
Citigroup Inc	157,280	7,632,798
Countrywide Financial Corp	18,300	625,677
Endurance Specialty Holdings Ltd † (Bermuda)	22,430	804,116
Everest Re Group Ltd (Bermuda)	17,600	1,766,160
Fannie Mae	44,940	2,193,521
Fidelity National Title Group Inc ‘A’	1,848	44,999
Freddie Mac	52,100	3,404,735
Lehman Brothers Holdings Inc	4,500	576,765
MetLife Inc	9,500	465,500
Morgan Stanley	36,980	2,098,245
The Chubb Corp	14,240	1,390,536
The Goldman Sachs Group Inc	5,500	702,405
The PMI Group Inc †	24,300	998,001
The St. Paul Travelers Cos Inc	16,720	746,882
U.S. Bancorp	186,228	5,566,355
Wachovia Corp	46,391	2,452,228
Washington Mutual Inc	22,925	997,238

		53,199,186

Health Care - 6.31%

Abbott Laboratories	15,860	625,360
Baxter International Inc	3,900	146,835
Becton Dickinson & Co	4,427	265,974
Bristol-Myers Squibb Co	9,200	211,416
Cardinal Health Inc	19,300	1,326,875
Johnson & Johnson	25,517	1,533,572
Pfizer Inc	143,417	3,344,484
Wyeth	58,570	2,698,320

		10,152,836

Integrated Oils - 11.38%

Amerada Hess Corp	9,700	1,230,154
Chevron Corp	119,000	6,755,630
Exxon Mobil Corp	117,500	6,599,975
Marathon Oil Corp	37,292	2,273,693
Occidental Petroleum Corp	18,120	1,447,426

		18,306,878

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
Materials & Processing - 4.75%

Alcoa Inc	46,890	$1,386,537
Huntsman Corp * †	14,300	246,246
Masco Corp	98,170	2,963,752
Owens-Illinois Inc *	11,300	237,752
PPG Industries Inc	12,092	700,127
The Dow Chemical Co	15,700	687,974
The Sherwin-Williams Co	31,100	1,412,562

		7,634,950

Multi-Industry - 4.71%

General Electric Co	41,960	1,470,698
Honeywell International Inc	47,600	1,773,100
Textron Inc	3,600	277,128
Tyco International Ltd (Bermuda)	140,690	4,060,313

		7,581,239

Producer Durables - 5.02%

Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	46,500	1,877,205
Lennar Corp ‘A’	12,035	734,376
Lockheed Martin Corp	49,200	3,130,596
Parker-Hannifin Corp	15,320	1,010,507
The Boeing Co	18,930	1,329,643

		8,082,327

Technology - 6.36%

Avnet Inc *	25,500	610,470
Hewlett-Packard Co	107,400	3,074,862
Intel Corp	71,570	1,786,387
International Business Machines Corp	14,760	1,213,272
Microsoft Corp	42,820	1,119,743
Oracle Corp *	136,170	1,662,636
PerkinElmer Inc	32,750	771,590

		10,238,960

Utilities - 8.39%

Comcast Corp ‘A’ *	61,500	1,596,540
Dominion Resources Inc	16,600	1,281,520
DPL Inc †	18,600	483,786
Entergy Corp	22,630	1,553,550
Exelon Corp	26,900	1,429,466
PG&E Corp	46,600	1,729,792
Progress Energy Inc	1,410	61,927
Public Service Enterprise Group Inc	9,800	636,706
Sempra Energy	1,970	88,335
Sprint Nextel Corp	94,210	2,200,746
Verizon Communications Inc	58,290	1,755,695
Westar Energy Inc	10,967	235,790
Wisconsin Energy Corp	11,600	453,096

		13,506,949

Total Common Stocks (Cost $139,064,930)		151,919,521

EXCHANGE TRADED FUND - 0.42%

iShares Russell 1000 Value Index Fund †	9,791	676,754

Total Exchange Traded Fund (Cost $670,119)		676,754

	Principal Amount

CONVERTIBLE CORPORATE BONDS - 0.06%

Multi-Industry - 0.06%

Tyco International Group SA (Bermuda)
2.750% due 01/15/18	$70,000	88,988

Total Convertible Corporate Bonds (Cost $88,019)		88,988

SHORT-TERM INVESTMENT - 0.31%

Repurchase Agreement - 0.31%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $504,190; collateralized by U.S. Treasury Notes: 3.625% due 06/30/07 and market value $518,571)	504,000	504,000

Total Short-Term Investment (Cost $504,000)		504,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.99%
(Cost $147,699,781)		160,896,594

	Shares
SECURITIES LENDING COLLATERAL - 6.06%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $9,743,245)	9,743,245	9,743,245

TOTAL INVESTMENTS - 106.05% (Cost $157,443,026)		170,639,839

OTHER ASSETS & LIABILITIES, NET - (6.05%)		(9,733,330)

NET ASSETS - 100.00%		$160,906,509

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	34.96%
Integrated Oils	11.84%
Utilities	8.60%
Producer Durables	6.44%
Short-Term Investment & Securities Lending Collateral	6.37%
Technology	6.36%
Health Care	6.31%
Consumer Discretionary	6.00%
Materials & Processing	5.44%
Consumer Staples	5.10%
Multi-Industry	4.77%
Autos & Transportation	1.78%
Energy	1.66%
Exchange Traded Fund	0.42%

106.05%
Other Assets & Liabilities, Net	(6.05%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 93.92%

Consumer Discretionary - 14.26%

EchoStar Communications Corp ‘A’ *	609,600	$16,562,832
J.C. Penney Co Inc	398,400	22,151,040
Kimberly-Clark Corp	497,200	29,657,980
Liberty Global Inc ‘A’ *	272,700	6,135,750
Liberty Global Inc ‘C’ *	125,700	2,664,840
Liberty Media Corp ‘A’ *	2,474,200	19,471,954
McDonald’s Corp	979,500	33,028,740
Newell Rubbermaid Inc †	817,600	19,442,528
News Corp ‘B’ †	2,424,200	40,265,962
Target Corp	328,500	18,057,645
Time Warner Inc	1,743,700	30,410,128
Wal-Mart Stores Inc	702,900	32,895,720

		270,745,119

Consumer Staples - 6.68%

Altria Group Inc	813,600	60,792,192
Sara Lee Corp	1,008,600	19,062,540
The Kroger Co *	2,487,000	46,954,560

		126,809,292

Energy - 1.21%

ENSCO International Inc †	234,500	10,400,075
Halliburton Co	203,300	12,596,468

		22,996,543

Financial Services - 29.54%

American Express Co	550,800	28,344,168
American International Group Inc	671,700	45,830,091
Bank of America Corp	1,453,400	67,074,410
Capital One Financial Corp	543,100	46,923,840
Equity Office Properties Trust	543,800	16,493,454
Equity Residential	374,000	14,630,880
Freddie Mac	472,000	30,845,200
Golden West Financial Corp †	451,100	29,772,600
JPMorgan Chase & Co	954,800	37,896,012
Loews Corp	336,200	31,888,570
MBNA Corp	418,200	11,354,130
Merrill Lynch & Co Inc	702,200	47,560,006
The Chubb Corp	242,600	23,689,890
The Goldman Sachs Group Inc	226,000	28,862,460
The St. Paul Travelers Cos Inc	271,300	12,118,971
U.S. Bancorp	608,100	18,176,109
Wachovia Corp	557,000	29,443,020
Wells Fargo & Co	635,200	39,909,616

		560,813,427

Health Care - 10.44%

Abbott Laboratories	557,900	21,997,997
Johnson & Johnson	341,600	20,530,160
Novartis AG ADR (Switzerland)	515,600	27,058,688
Pfizer Inc	1,144,000	26,678,080
Sanofi-Aventis ADR (France)	633,200	27,797,480
UnitedHealth Group Inc	640,300	39,788,242
WellPoint Inc *	430,100	34,317,679

		198,168,326

Integrated Oils - 8.19%

GlobalSantaFe Corp (Cayman)	496,500	23,906,475
Marathon Oil Corp	635,600	38,752,532
Nexen Inc (Canada)	142,900	6,806,327
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	301,000	18,508,490
Suncor Energy Inc (Canada)	281,300	17,758,469
Total SA ADR † (France)	393,200	49,700,480

		155,432,773

Materials & Processing - 3.22%

Air Products & Chemicals Inc	294,700	17,443,293
Avery Dennison Corp †	363,100	20,068,537
E.I. du Pont de Nemours & Co	557,200	23,681,000

		61,192,830

Multi-Industry - 1.45%

Textron Inc	357,600	27,528,048

Producer Durables - 3.53%

The Boeing Co	561,700	39,453,808
United Technologies Corp	491,200	27,462,992

		66,916,800

Technology - 6.43%

Comverse Technology Inc *	680,300	18,089,177
International Business Machines Corp	237,300	19,506,060
Microsoft Corp	723,400	18,916,910
Nokia OYJ ADR † (Finland)	1,660,500	30,387,150
Nortel Networks Corp * (Canada)	4,259,400	13,033,764
Raytheon Co	549,900	22,078,485

		122,011,546

Utilities - 8.97%

Alltel Corp	570,500	35,998,550
AT&T Inc	1,402,451	34,346,025
Sempra Energy	775,200	34,759,968
SES GLOBAL SA FDR (Luxembourg)	501,900	8,788,167
Sprint Nextel Corp	2,409,319	56,281,692

		170,174,402

Total Common Stocks
(Cost $1,620,679,012)		1,782,789,106

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.30%

Repurchase Agreement - 5.30%

The Goldman Sachs Group Inc 4.260% due 01/03/06 (Dated 12/30/05, repurchase price of $100,714,649; collateralized by Freddie Mac (U.S. Govt Agency Issue): 4.110% due 02/16/10 and market value $103,140,826)	$100,667,000	100,667,000

Total Short-Term Investment
(Cost $100,667,000)		100,667,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.22% (Cost $1,721,346,012)		1,883,456,106

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND LARGE-CAP VALUE PORTFOLIO Schedule of Investments (Continued) December 31, 2005
Shares
	Shares	Value
SECURITIES LENDING COLLATERAL - 4.94%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $93,788,615)	93,788,615	$93,788,615

TOTAL INVESTMENTS - 104.16% (Cost $1,815,134,627)		1,977,244,721

OTHER ASSETS & LIABILITIES, NET - (4.16%)		(79,016,584)

NET ASSETS - 100.00%		$1,898,228,137

Note to Schedule of Investments

(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	29.54%
Consumer Discretionary	14.26%
Health Care	10.44%
Short-Term Investment & Securities Lending Collateral	10.24%
Utilities	8.97%
Integrated Oils	8.19%
Consumer Staples	6.68%
Technology	6.43%
Producer Durables	3.53%
Materials & Processing	3.22%
Multi-Industry	1.45%
Energy	1.21%

104.16%
Other Assets & Liabilities, Net	(4.16%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 93.04%

Autos & Transportation - 0.56%

Southwest Airlines Co	316,300	$5,196,809

Consumer Discretionary - 15.16%

Avon Products Inc	49,000	1,398,950
Best Buy Co Inc	83,700	3,639,276
Clear Channel Communications Inc †	680,200	21,392,290
Federated Department Stores Inc	96,900	6,427,377
Gannett Co Inc	52,600	3,185,982
Jones Apparel Group Inc	189,100	5,809,152
Kimberly-Clark Corp	279,000	16,642,350
Liberty Media Corp ‘A’ *	1,274,400	10,029,528
Mattel Inc	192,100	3,039,022
News Corp ‘B’ †	322,800	5,361,708
The Walt Disney Co †	571,700	13,703,649
Time Warner Inc	848,800	14,803,072
Tribune Co †	95,200	2,880,752
Viacom Inc ‘B’ *	397,400	12,955,240
Wal-Mart Stores Inc	397,200	18,588,960

		139,857,308

Consumer Staples - 7.17%

Altria Group Inc	226,700	16,939,024
Anheuser-Busch Cos Inc	90,700	3,896,472
Kraft Foods Inc ‘A’ †	404,800	11,391,072
The Coca-Cola Co	333,000	13,423,230
Unilever NV ‘NY’ † (Netherlands)	299,100	20,539,197

		66,188,995

Energy - 0.23%

Halliburton Co	34,000	2,106,640

Financial Services - 25.90%

Aflac Inc	50,500	2,344,210
Ambac Financial Group Inc	62,700	4,831,662
American International Group Inc	108,400	7,396,132
Assurant Inc †	18,600	808,914
Bank of America Corp	636,600	29,379,090
Berkshire Hathaway Inc ‘B’ *	2,113	6,202,711
Citigroup Inc	632,600	30,700,078
Fannie Mae	67,300	3,284,913
First Data Corp	102,200	4,395,622
Freddie Mac	578,100	37,778,835
Genworth Financial Inc ‘A’	80,700	2,790,606
JPMorgan Chase & Co	214,200	8,501,598
Merrill Lynch & Co Inc	113,500	7,687,355
MetLife Inc	93,900	4,601,100
RenaissanceRe Holdings Ltd † (Bermuda)	10,700	471,977
SunTrust Banks Inc	15,800	1,149,608
The Bank of New York Co Inc	250,100	7,965,685
The Chubb Corp	168,670	16,470,626
The Hartford Financial Services Group Inc	17,100	1,468,719
The PNC Financial Services Group Inc	195,500	12,087,765
The St. Paul Travelers Cos Inc	101,000	4,511,670
Torchmark Corp †	119,700	6,655,320
Wachovia Corp	297,500	15,725,850
Wells Fargo & Co	346,100	21,745,463

		238,955,509

Health Care - 15.69%

AmerisourceBergen Corp	45,400	1,879,560
Boston Scientific Corp *	198,300	4,856,367
Bristol-Myers Squibb Co	1,261,900	28,998,462
Cardinal Health Inc	74,200	5,101,250
GlaxoSmithKline PLC ADR (United Kingdom)	802,800	40,525,344
Pfizer Inc	505,600	11,790,592
Roche Holding AG ADR † (Switzerland)	214,000	16,018,135
Sanofi-Aventis ADR (France)	208,400	9,148,760
Schering-Plough Corp	677,100	14,117,535
Wyeth	266,800	12,291,476

		144,727,481

Integrated Oils - 0.88%

Total SA ADR (France)	64,000	8,089,600

Materials & Processing - 9.30%

Alcoa Inc	697,500	20,625,075
E.I. du Pont de Nemours & Co	424,800	18,054,000
International Paper Co	983,717	33,062,728
Rohm & Haas Co	136,600	6,614,172
The Dow Chemical Co	168,700	7,392,434

		85,748,409

Producer Durables - 0.49%

Cognex Corp †	55,100	1,657,959
Credence Systems Corp * †	122,900	855,384
Lexmark International Inc ‘A’ * †	36,000	1,613,880
Novellus Systems Inc *	14,800	356,976

		4,484,199

Technology - 4.19%

Affiliated Computer Services Inc ‘A’ *	145,200	8,592,936
Cisco Systems Inc *	430,900	7,377,008
Dell Inc *	231,300	6,936,687
Flextronics International Ltd * † (Singapore)	143,400	1,497,096
Hewlett-Packard Co	131,900	3,776,297
Intel Corp	22,600	564,096
International Business Machines Corp	46,700	3,838,740
Microsoft Corp	122,400	3,200,760
Nokia OYJ ADR (Finland)	78,700	1,440,210
Telefonaktiebolaget LM Ericsson ADR † (Sweden)	41,800	1,437,920

		38,661,750

Utilities - 13.47%

American Electric Power Co Inc †	183,200	6,794,888
AT&T Inc	1,416,800	34,697,432
Comcast Corp ‘A’ *	356,800	9,262,528
Constellation Energy Group Inc	60,400	3,479,040
Dominion Resources Inc	74,300	5,735,960
FirstEnergy Corp	162,200	7,946,178
Public Service Enterprise Group Inc	61,600	4,002,152
Sprint Nextel Corp	946,300	22,105,568
Verizon Communications Inc	1,003,100	30,213,372

		124,237,118

Total Common Stocks (Cost $811,702,216)		858,253,818

	Principal
	Amount
CORPORATE BONDS - 0.00%

Consumer Discretionary - 0.00%

Ames Department Stores Inc 10.000% due 04/15/06 + ¤	$125,000	—

Total Corporate Bonds (Cost $60,245)		—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 8.35%

U.S. Government Agency Issue - 8.35%

Federal Home Loan Bank 3.400% due 01/03/06	$77,000,000	$76,985,456

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $52,020; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $55,273)	52,000	52,000

Total Short-Term Investments (Cost $77,037,456)		77,037,456

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.39% (Cost $888,799,917)		935,291,274

	Shares
SECURITIES LENDING COLLATERAL - 5.14%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $47,380,642)	47,380,642	47,380,642

TOTAL INVESTMENTS - 106.53% (Cost $936,180,559)		982,671,916

OTHER ASSETS & LIABILITIES, NET - (6.53%)		(60,223,575)

NET ASSETS - 100.00%		$922,448,341

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	25.90%
Health Care	15.69%
Consumer Discretionary	15.16%
Short-Term Investments & Securities Lending Collateral	13.49%
Utilities	13.47%
Materials & Processing	9.30%
Consumer Staples	7.17%
Technology	4.19%
Integrated Oils	0.88%
Autos & Transportation	0.56%
Producer Durables	0.49%
Energy	0.23%

106.53%
Other Assets & Liabilities, Net	(6.53%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.00%

Autos & Transportation - 6.24%

C.H. Robinson Worldwide Inc	180,400	$6,680,212
Expeditors International of Washington Inc	102,800	6,940,028
Harley-Davidson Inc †	87,900	4,525,971

		18,146,211

Consumer Discretionary - 44.84%

Activision Inc *	443,777	6,097,499
AutoZone Inc *	95,700	8,780,475
Career Education Corp *	94,300	3,179,796
Chico’s FAS Inc *	65,720	2,887,080
ChoicePoint Inc *	58,600	2,608,286
Expedia Inc *	186,199	4,461,328
Gaylord Entertainment Co * †	68,200	2,972,838
Getty Images Inc * †	109,268	9,754,354
International Game Technology	283,480	8,725,514
International Speedway Corp ‘A’	62,700	3,003,330
Iron Mountain Inc *	177,341	7,487,337
ITT Educational Services Inc *	96,900	5,727,759
Lamar Advertising Co ‘A’ * †	88,373	4,077,530
Monster Worldwide Inc *	236,900	9,670,258
NetEase.com Inc ADR * † (Cayman)	51,200	2,875,392
P.F. Chang’s China Bistro Inc * †	79,860	3,963,452
SCP Pool Corp †	77,000	2,865,940
SINA Corp * † (Cayman)	58,600	1,415,776
Station Casinos Inc	86,600	5,871,480
Strayer Education Inc †	50,400	4,722,480
The Cheesecake Factory Inc *	80,450	3,008,025
The Corporate Executive Board Co	125,000	11,212,500
Tractor Supply Co * †	71,672	3,794,316
Weight Watchers International Inc * †	45,000	2,224,350
Wendy’s International Inc	88,500	4,890,510
Wynn Resorts Ltd * †	75,400	4,135,690

		130,413,295

Consumer Staples - 1.53%

Loews Corp-Carolina Group	101,500	4,464,985

Energy - 2.09%

Southwestern Energy Co *	169,434	6,089,458

Financial Services - 10.84%

Ameritrade Holding Corp * †	135,600	3,254,400
Brookfield Asset Management Inc ‘A’ (Canada)	118,600	5,969,138
Brown & Brown Inc †	109,000	3,328,860
Calamos Asset Management Inc ‘A’	144,491	4,544,242
CB Richard Ellis Group Inc ‘A’ *	57,900	3,407,415
CheckFree Corp *	63,400	2,910,060
Chicago Mercantile Exchange Holdings Inc	15,880	5,835,741
White Mountains Insurance Group Ltd † (Bermuda)	4,060	2,267,713

		31,517,569

Health Care - 7.45%

Dade Behring Holdings Inc	168,500	6,889,965
DaVita Inc * †	54,500	2,759,880
Gen-Probe Inc * †	58,600	2,859,094
Stericycle Inc *	109,354	6,438,764
Techne Corp *	48,400	2,717,660

		21,665,363

Integrated Oils - 5.62%

Ultra Petroleum Corp * † (Canada)	293,060	16,352,748

Materials & Processing - 1.92%

Rinker Group Ltd ADR † (Australia)	45,900	2,753,082
The St. Joe Co	41,969	2,821,156

		5,574,238

Producer Durables - 6.53%

Crown Castle International Corp *	264,038	7,105,263
Desarrolladora Homex SA de CV ADR * † (Mexico)	121,450	3,726,086
NVR Inc * †	5,842	4,101,084
Pentair Inc	117,900	4,069,908

		19,002,341

Technology - 6.37%

Freescale Semiconductor Inc ‘A’ * †	100,200	2,524,038
Marvell Technology Group Ltd * (Bermuda)	62,100	3,483,189
Red Hat Inc * †	182,700	4,976,748
salesforce.com inc *	147,200	4,717,760
Tessera Technologies Inc * †	109,000	2,817,650

		18,519,385

Utilities - 4.57%

NII Holdings Inc *	235,540	10,288,387
Questar Corp †	39,500	2,990,150

		13,278,537

Total Common Stocks (Cost $233,654,365)		285,024,130

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.14%

U.S. Government Agency Issue - 2.13%

Federal Home Loan Bank 3.400% due 01/03/06	$6,200,000	6,198,829

Repurchase Agreement - 0.01%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $30,011; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $35,174)	30,000	30,000

Total Short-Term Investments (Cost $6,228,829)		6,228,829

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.14% (Cost $239,883,194)		291,252,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 19.36%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $56,311,811)	56,311,811	$56,311,811

TOTAL INVESTMENTS - 119.50% (Cost $296,195,005)		347,564,770

OTHER ASSETS & LIABILITIES, NET - (19.50%)		(56,716,490)

NET ASSETS - 100.00%		$290,848,280

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	44.84%
Short-Term Investments & Securities Lending Collateral	21.50%
Financial Services	10.84%
Health Care	7.45%
Producer Durables	6.53%
Technology	6.37%
Autos & Transportation	6.24%
Integrated Oils	5.62%
Utilities	4.57%
Energy	2.09%
Materials & Processing	1.92%
Consumer Staples	1.53%

119.50%
Other Assets & Liabilities, Net	(19.50%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 96.72%

Consumer Discretionary - 8.59%

Four Seasons Hotels Inc (Canada)	77,620	$3,861,595
Hilton Hotels Corp	1,534,932	37,007,211
Interstate Hotels & Resorts Inc *	58,435	255,361
Starwood Hotels & Resorts Worldwide Inc	494,873	31,602,590

		72,726,757

Financial Services - 86.89%

Acadia Realty Trust †	174,260	3,493,913
AMB Property Corp	483,010	23,749,602
American Campus Communities Inc †	124,300	3,082,640
Archstone-Smith Trust	831,860	34,846,615
Arden Realty Inc	302,055	13,541,126
AvalonBay Communities Inc	481,220	42,948,885
Boston Properties Inc †	532,960	39,508,325
Brandywine Realty Trust †	279,530	7,801,682
BRE Properties Inc ‘A’ †	86,425	3,930,609
Brookfield Properties Corp (Canada)	1,339,235	39,400,294
CarrAmerica Realty Corp	32,980	1,142,097
Cedar Shopping Centers Inc †	89,900	1,264,893
CentraCore Properties Trust †	80,835	2,172,036
Cogdell Spencer Inc	108,910	1,839,490
Developers Diversified Realty Corp	19,060	896,201
Equity Lifestyle Properties Inc †	276,815	12,318,268
Equity Office Properties Trust	821,600	24,919,128
Equity Residential	776,173	30,363,888
Essex Property Trust Inc	223,185	20,577,657
Federal Realty Investment Trust †	398,880	24,192,072
General Growth Properties Inc	170,290	8,001,927
Health Care Property Investors Inc †	209,070	5,343,829
Hersha Hospitality Trust †	38,820	349,768
Host Marriott Corp †	2,497,815	47,333,594
Legacy Hotels REIT (Canada)	664,040	4,569,934
Liberty Property Trust †	104,360	4,471,826
LTC Properties Inc †	67,700	1,423,731
Mack-Cali Realty Corp †	430,490	18,597,168
MeriStar Hospitality Corp * †	771,905	7,255,907
Omega Healthcare Investors Inc	39,940	502,845
Parkway Properties Inc	74,655	2,996,652
Post Properties Inc †	278,050	11,108,098
Prentiss Properties Trust	129,280	5,259,110
ProLogis	283,985	13,267,779
PS Business Parks Inc CA	81,470	4,008,324
Public Storage Inc †	402,689	27,270,099
Ramco-Gershenson Properties Trust †	26,500	706,225
Reckson Associates Realty Corp	405,565	14,592,229
Regency Centers Corp †	546,470	32,214,407
Republic Property Trust * †	210,800	2,529,600
Senior Housing Properties Trust †	883,550	14,940,830
Shurgard Storage Centers Inc ‘A’	309,950	17,577,264
Simon Property Group Inc	1,027,840	78,763,379
SL Green Realty Corp	213,090	16,277,945
Spirit Finance Corp	143,140	1,624,639
Taubman Centers Inc †	310,195	10,779,276
The Macerich Co †	333,540	22,393,876
The Mills Corp †	4,374	183,446
Trizec Properties Inc	373,440	8,559,245
United Dominion Realty Trust Inc	65,040	1,524,538
Universal Health Realty Income Trust †	30,450	954,303
Ventas Inc	37,115	1,188,422
Vornado Realty Trust	194,900	16,268,303
Windrose Medical Properties Trust	41,640	618,770

		735,446,709

Health Care - 0.08%

Brookdale Senior Living Inc †	16,000	476,960
Sunrise Senior Living REIT (Canada)	18,600	215,369

		692,329

Materials & Processing - 1.16%

Forest City Enterprises Inc ‘A’	257,650	9,772,664

Total Common Stocks (Cost $550,276,615)		818,638,459

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.86%

Repurchase Agreement - 2.86%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $24,204,140; collateralized by U.S. Treasury Notes: 4.375% due 05/15/07 and market value $24,682,063)	$24,195,000	24,195,000

Total Short-Term Investment (Cost $24,195,000)		24,195,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.58% (Cost $574,471,615)		842,833,459

	Shares
SECURITIES LENDING COLLATERAL - 4.24%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $35,922,179)	35,922,179	35,922,179

TOTAL INVESTMENTS - 103.82% (Cost $610,393,794)		878,755,638

OTHER ASSETS & LIABILITIES, NET - (3.82%)		(32,365,812)

NET ASSETS - 100.00%		$846,389,826

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	86.89%
Consumer Discretionary	8.59%
Short-Term Investment & Securities Lending Collateral	7.10%
Materials & Processing	1.16%
Health Care	0.08%

103.82%
Other Assets & Liabilities, Net	(3.82%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
VN SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 86.55%

Autos & Transportation - 5.28%

Arlington Tankers Ltd † (Bermuda)	54,675	$1,189,181
Genesee & Wyoming Inc ‘A’ *	45,150	1,695,382
Landstar System Inc	19,825	827,496

		3,712,059

Consumer Discretionary - 15.21%

AMERCO * †	18,350	1,322,118
Consolidated Graphics Inc *	13,275	628,439
Dollar Thrifty Automotive Group Inc *	34,400	1,240,808
K2 Inc * †	71,075	718,568
Monro Muffler Brake Inc †	24,600	745,872
Regis Corp †	28,650	1,105,031
Strayer Education Inc †	9,750	913,575
Team Inc * †	37,150	784,236
Triarc Cos Inc ‘B’ †	74,025	1,099,271
United Auto Group Inc †	22,875	873,825
Waste Connections Inc * †	36,775	1,267,266

		10,699,009

Energy - 8.17%

Energy Partners Ltd * †	29,175	635,723
Oil States International Inc * †	15,650	495,792
Petrohawk Energy Corp * †	38,050	503,021
Southwestern Energy Co *	29,075	1,044,956
Universal Compression Holdings Inc * †	47,975	1,972,732
Whiting Petroleum Corp * †	27,400	1,096,000

		5,748,224

Financial Services - 22.20%

ACE Cash Express Inc * †	30,575	713,926
Ashford Hospitality Trust Inc †	92,600	971,374
BKF Capital Group Inc †	8,275	156,811
CB Richard Ellis Group Inc ‘A’ *	14,450	850,383
City Holding Co	10,925	392,754
Financial Federal Corp †	17,625	783,431
HCC Insurance Holdings Inc	44,749	1,328,150
Healthcare Realty Trust Inc †	28,675	954,017
Highland Hospitality Corp	68,450	756,373
Hilb Rogal & Hobbs Co	34,525	1,329,558
MB Financial Inc †	28,075	993,855
McGrath RentCorp †	37,025	1,029,295
MFA Mortgage Investments Inc	82,175	468,398
PrivateBancorp Inc †	2,525	89,814
Raymond James Financial Inc	55,075	2,074,675
Redwood Trust Inc †	14,400	594,144
Republic Bancorp Inc MI †	93,647	1,114,399
UCBH Holdings Inc †	56,875	1,016,925

		15,618,282

Health Care - 8.03%

Healthcare Services Group Inc †	43,550	901,921
HealthSouth Corp *	91,575	448,718
Invacare Corp	30,025	945,487
Pediatrix Medical Group Inc * †	18,100	1,603,117
Serologicals Corp * †	39,975	789,106
Triad Hospitals Inc *	24,575	964,077

		5,652,426

Integrated Oils - 0.74%

GMX Resources Inc * †	14,475	521,100

Materials & Processing - 8.47%

Century Aluminum Co * †	20,400	534,684
Corn Products International Inc †	48,900	1,168,221
Dycom Industries Inc * †	22,675	498,850
Gibraltar Industries Inc †	44,075	1,011,080
Jacuzzi Brands Inc * †	158,925	1,334,970
U.S. Concrete Inc *	41,375	392,235
Watsco Inc	17,025	1,018,265

		5,958,305

Producer Durables - 9.03%

Alliant Techsystems Inc *	18,500	1,409,145
ATMI Inc * †	18,575	519,543
Briggs & Stratton Corp †	35,875	1,391,591
Esterline Technologies Corp * †	28,575	1,062,704
Moog Inc ‘A’ *	23,225	659,126
Nordson Corp †	32,300	1,308,473

		6,350,582

Technology - 7.24%

DRS Technologies Inc	20,700	1,064,394
EDO Corp †	35,075	949,130
F5 Networks Inc * †	6,125	350,289
NETGEAR Inc * †	14,000	269,500
Sonus Networks Inc * †	51,175	190,371
Synaptics Inc * †	17,025	420,858
Tekelec *	8,825	122,668
The Reynolds & Reynolds Co ‘A’ †	29,150	818,240
Tyler Technologies Inc * †	50,975	447,560
Vignette Corp * †	28,400	463,204

		5,096,214

Utilities - 2.18%

Pike Electric Corp *	53,100	861,282
Westar Energy Inc	31,150	669,725

		1,531,007

Total Common Stocks (Cost $57,210,069)		60,887,208

EXCHANGE TRADED FUND - 4.61%

iShares Russell 2000 Value Index Fund	49,200	3,243,264

Total Exchange Traded Fund (Cost $3,153,285)		3,243,264

	Principal
	Amount
SHORT-TERM INVESTMENT - 8.63%

Repurchase Agreement - 8.63%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $6,073,293; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $6,194,199)	$6,071,000	6,071,000

Total Short-Term Investment (Cost $6,071,000)		6,071,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.79% (Cost $66,434,354)		70,201,472

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
VN SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
SECURITIES LENDING COLLATERAL - 25.79%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $18,141,769)	18,141,769	$18,141,769

TOTAL INVESTMENTS - 125.58% (Cost $84,576,123)		88,343,241

OTHER ASSETS & LIABILITIES, NET - (25.58%)		(17,996,079)

NET ASSETS - 100.00%		$70,347,162

Note to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	34.42%
Financial Services	22.20%
Consumer Discretionary	15.21%
Producer Durables	9.03%
Materials & Processing	8.47%
Energy	8.17%
Health Care	8.03%
Technology	7.24%
Autos & Transportation	5.28%
Exchange Traded Fund	4.61%
Utilities	2.18%
Integrated Oils	0.74%

125.58%
Other Assets & Liabilities, Net	(25.58%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-86

PACIFIC SELECT FUND
Explanation of Symbols and Terms
Schedule of Investments
December 31, 2005

Explanation of Symbols for Schedules of Investments
*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2005.

‡	Securities were fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2005.

+	Securities were fair valued under procedures established by the Fund’s Board of Trustees.

r	Rate shown reflects 7-day yield as of December 31, 2005.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.

¯	Restricted Securities. These securities are not registered, and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.

#	Securities purchased on a when-issued or delayed-delivery basis.

"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate listed is as of December 31, 2005.

¤	Securities were in default.

±	Securities are grouped by coupon rate and represent a range of maturities.

⌂	A portion of this security is subject to call/put options written.

☐	Securities were fully/partially segregated with the custodian as collateral for swap contracts as of December 31, 2005.

Ω	Securities were fully/partially segregated with the custodian as collateral for securities purchased on a when-issued or delayed-delivery basis as of December 31, 2005.

Explanation of Terms for Schedules of Investments
Currency Abbreviations:

CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
EUR	Eurodollar
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
SKK	Slovakian Koruna
TWD	Taiwan Dollar
Other Abbreviations:

ADR	American Depositary Receipt
CBOE	Chicago Board of Options Exchange
CBOT	Chicago Board of Trade
CDI	CHESS (Clearing House Electronic Sub-register System) Depository Interest
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
EURIBOR	Euro Area Interbank Offered Rate
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
HSI	Hong Kong Stock Exchange
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
NCD	Non Convertible Debentures
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PO	Principal Only
TSE	Toronto Stock Exchange

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
(In thousands, except per share amounts)

	Blue	Aggressive	Financial	Diversified		American Funds	American Funds
	Chip	Growth	Services	Research	Equity	Growth-Income	Growth	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio (1)	Portfolio

ASSETS
Investments and repurchase agreements, at value	$1,258,203	$74,377	$83,901	$1,286,511	$353,488	$782,298	$1,083,399	$144,582
Cash	—	7	1	1	54	—	—	6
Receivables:
Dividends and interest	898	39	124	1,398	271	—	—	66
Fund shares sold	1,310	11	3	714	26	1,863	1,887	55
Securities sold	—	417	—	435	—	—	—	2,129
Other	8	2	1	1	5	—	—	—

Total Assets	1,260,419	74,853	84,030	1,289,060	353,844	784,161	1,085,286	146,838

LIABILITIES
Payable upon return of securities loaned	79,723	9,407	2,164	121,124	40,176	—	—	26,648
Payables:
Fund shares redeemed	43	24	69	314	309	—	—	182
Securities purchased	—	89	—	1,151	25	—	—	1,358
Due to custodian	9	—	—	—	—	—	—	—
Accrued advisory fees	957	57	78	890	176	235	325	111
Accrued custodian and portfolio accounting fees	57	19	8	22	2	8	9	21
Accrued deferred trustee compensation and retirement benefits	72	4	6	29	27	4	5	6
Accrued other	65	8	6	26	1	49	55	14

Total Liabilities	80,926	9,608	2,331	123,556	40,716	296	394	28,340

NET ASSETS	$1,179,493	$65,245	$81,699	$1,165,504	$313,128	$783,865	$1,084,892	$118,498

NET ASSETS CONSIST OF:
Paid-in capital	$1,169,254	$60,985	$66,938	$1,032,986	$692,826	$738,412	$950,304	$124,966
Undistributed/accumulated net investment income (loss)	(5)	(4)	88	21	17	81	75	(29)
Undistributed/accumulated net realized gain (loss)	(17,135)	(1,031)	5,352	(14,899)	(408,673)	2,672	688	(18,780)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	27,379	5,295	9,321	147,396	28,958	42,700	133,825	12,341

NET ASSETS	$1,179,493	$65,245	$81,699	$1,165,504	$313,128	$783,865	$1,084,892	$118,498

Shares outstanding, $.001 par value (unlimited shares authorized)	146,806	6,998	7,254	94,401	16,213	72,066	90,996	20,786

Net Asset Value Per Share	$8.03	$9.32	$11.26	$12.35	$19.31	$10.88	$11.92	$5.70

Investments and repurchase agreements, at cost	$1,230,824	$69,082	$74,580	$1,139,116	$324,532	$739,599	$949,575	$132,241
Repurchase agreements, at value	49,143	1,066	1,601	40,456	3,914	—	—	1,753
Securities on loan, at value	77,618	9,142	2,103	117,383	38,946	—	—	25,589

(1)	Operations commenced on May 2, 2005.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except per share amounts)

	Short Duration	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital
	Bond	Growth	LT	30	Sciences	Value	Value	Opportunities
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$1,589,914	$ 51,029	$ 1,682,915	$184,600	$180,716	$3,009,713	$2,377,534	$96,461
Cash (2)	3,076	—	—	—	—	—	—	1,372
Foreign currency held, at value	—	—	72	—	—	—	2,280	—
Receivables:
Dividends and interest	8,549	32	1,337	905	16	1,774	2,960	92
Fund shares sold	2,377	—	423	79	1	2,303	1,253	24
Securities sold	—	270	6,738	—	341	470	—	1,018
Variation margin	32	—	—	—	—	—	—	—
Other	—	—	12	1	1	40	—	8
Forward foreign currency contracts appreciation	—	—	1,981	—	—	—	—	—
Other assets	—	—	7	—	—	—	4	—

Total Assets	1,603,948	51,331	1,693,485	185,585	181,075	3,014,300	2,384,031	98,975

LIABILITIES
Payable upon return of securities loaned	28,941	1,968	113,577	30,962	35,233	203,818	359,735	5,960
Payables:
Fund shares redeemed	8	76	263	215	222	38	287	38
Securities purchased	—	118	160	111	27	42,250	9,077	2,171
Due to custodian	—	25	15	—	—	—	—	—
Accrued advisory fees	787	45	1,011	123	135	1,981	1,442	62
Accrued custodian and portfolio accounting fees	49	11	69	19	14	74	104	29
Accrued deferred trustee compensation and retirement benefits	56	4	110	5	7	83	101	15
Accrued other	47	13	78	8	12	95	44	17
Forward foreign currency contracts depreciation	—	—	358	—	—	—	—	—

Total Liabilities	29,888	2,260	115,641	31,443	35,650	248,339	370,790	8,292

NET ASSETS	$1,574,060	$ 49,071	$ 1,577,844	$154,142	$145,425	$2,765,961	$2,013,241	$90,683

NET ASSETS CONSIST OF:
Paid-in capital	$1,617,978	$136,881	$2,712,144	$136,126	$118,308	$2,298,889	$1,714,628	$94,558
Undistributed/accumulated net investment income (loss)	965	(4)	3,975	118	(8)	1,011	863	81
Undistributed/accumulated net realized gain (loss)	(32,793)	(90,618)	(1,484,705)	(8,168)	4,782	244,466	(115,091)	(6,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(12,090)	2,812	346,430	26,066	22,343	221,595	412,841	3,001

NET ASSETS	$1,574,060	$ 49,071	$ 1,577,844	$154,142	$145,425	$2,765,961	$2,013,241	$90,683

Shares outstanding, $.001 par value (unlimited shares authorized)	163,037	10,796	75,926	15,533	13,237	153,015	126,507	10,295

Net Asset Value Per Share	$9.65	$4.55	$20.78	$9.92	$10.99	$18.08	$15.91	$8.81

Investments and repurchase agreements, at cost	$1,600,993	$ 48,215	$ 1,338,111	$158,533	$158,373	$2,788,117	$1,964,670	$93,460
Repurchase agreements, at value	38,313	171	103	57	—	158,775	43,796	—
Securities on loan, at value	28,401	1,913	108,655	29,968	34,163	198,320	338,246	5,797
Foreign currency held, at cost	—	—	72	—	—	—	2,284	—

(1)	Formerly named I-Net Tollkeeper Portfolio.

(2)	Includes margin deposits segregated for futures contracts in the Short Duration Bond Portfolio of $2,900.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except per share amounts)

	International	Equity	Small-Cap	Fasciano	Small-Cap	Multi-	Main Street	Emerging
	Large-Cap	Index	Index	Small Equity	Value	Strategy	Core	Markets
	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$3,784,088	$2,277,403	$1,718,486	$723,149	$644,852	$704,746	$2,063,761	$1,392,650
Cash (2)	21	2,921	5,504	—	3	40	1	—
Foreign currency held, at value	—	—	—	—	—	16	9	10,103
Receivables:
Dividends and interest	2,584	2,919	1,645	226	923	2,452	2,415	2,260
Fund shares sold	2,463	1,919	894	836	181	42	1,397	37
Securities sold	1,692	229	450	1,988	13,269	20,796	5,980	2,837
Variation margin	—	—	—	—	—	27	—	—
Other	7	—	—	4	2	—	—	2

Total Assets	3,790,855	2,285,391	1,726,979	726,203	659,230	728,119	2,073,563	1,407,889

LIABILITIES
Payable upon return of securities loaned	782,249	45,026	354,881	141,259	132,025	60,645	55,298	76,524
Payables:
Fund shares redeemed	92	131	618	—	13	198	165	732
Securities purchased	—	2,824	2,323	5,995	14,766	94,991	12,713	6,335
Due to custodian	—	—	—	1,151	—	—	—	77
Variation margin	—	188	240	—	—	—	—	—
Accrued advisory fees	2,617	476	587	391	415	317	1,108	1,079
Accrued custodian and portfolio accounting fees	311	70	68	23	12	57	69	839
Accrued deferred trustee compensation and retirement benefits	79	110	72	20	20	41	78	25
Accrued foreign capital gains tax	34	—	—	—	—	—	—	2,960
Accrued other	121	80	75	24	9	44	63	153
Outstanding options written, at value	—	—	—	—	—	3	—	—
Other liabilities	12	—	—	—	—	22	—	2

Total Liabilities	785,515	48,905	358,864	148,863	147,260	156,318	69,494	88,726

NET ASSETS	$3,005,340	$2,236,486	$1,368,115	$577,340	$511,970	$571,801	$2,004,069	$1,319,163

NET ASSETS CONSIST OF:
Paid-in capital	$2,475,564	$2,127,734	$1,241,104	$629,730	$351,209	$547,052	$2,094,598	$783,932
Undistributed/accumulated net investment income (loss)	797	(103)	3,039	50	478	(52)	(21)	324
Undistributed/accumulated net realized gain (loss)	91,370	23,441	(52,260)	(94,003)	99,159	(32,644)	(208,757)	196,399
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	437,609	85,414	176,232	41,563	61,124	57,445	118,249	338,508

NET ASSETS	$3,005,340	$2,236,486	$1,368,115	$577,340	$511,970	$571,801	$2,004,069	$1,319,163

Shares outstanding, $.001 par value (unlimited shares authorized)	341,531	75,649	95,725	52,344	31,691	34,427	94,277	71,616

Net Asset Value Per Share	$8.80	$29.56	$14.29	$11.03	$16.15	$16.61	$21.26	$18.42

Investments and repurchase agreements, at cost	$3,346,418	$2,191,464	$1,540,612	$681,585	$583,728	$647,508	$1,945,511	$1,051,204
Repurchase agreements, at value	—	40,470	89,753	109,875	17,383	9,271	19,122	36,636
Securities on loan, at value	736,200	43,499	343,087	136,559	128,023	58,819	53,530	73,800
Foreign currency held, at cost	—	—	—	—	—	16	9	10,058
Premium received from outstanding options written	—	—	—	—	—	67	—	—

(1)	Formerly named Aggressive Equity Portfolio.

(2)	Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $2,920 and $4,055, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except per share amounts)

	Managed	Inflation	Money	High Yield	Equity	Large-Cap		Mid-Cap
	Bond	Managed	Market	Bond	Income	Value	Comstock	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$5,506,388	$5,483,111	$871,077	$970,024	$170,640	$1,977,245	$982,672	$347,565
Cash	546	23,887	1	1,019	1	1	—	—
Foreign currency held, at value	9,511	450	—	—	—	—	—	—
Deposits with brokers for securities sold short	488,316	82,403	—	—	—	—	—	—
Receivables:
Dividends and interest	25,486	14,567	1,355	15,174	254	2,498	1,298	59
Fund shares sold	3,545	3,356	2,676	163	1	1,049	646	143
Securities sold	227,933	27,355	—	2	—	59,800	—	—
Swap agreements	16,467	2,311	—	—	—	—	—	—
Variation margin	—	75	—	—	—	—	—	—
Other	—	108	—	—	2	9	—	—
Forward foreign currency contracts appreciation	435	148	—	—	—	—	—	—
Swap appreciation	8,485	1,254	—	—	—	—	—	—

Total Assets	6,287,112	5,639,025	875,109	986,382	170,898	2,040,602	984,616	347,767

LIABILITIES
Payable upon return of securities loaned	248,275	4,731	—	111,649	9,743	93,789	47,381	56,312
Payables:
Fund shares redeemed	26	292	525	487	49	857	1	346
Securities purchased	1,968,271	2,736,552	—	1,011	25	46,068	13,963	—
Swap agreements	32,709	3,980	—	—	—	—	—	—
Securities sold short, at value	490,578	83,261	—	—	—	—	—	—
Variation margin	183	—	—	—	—	—	—	—
Accrued advisory fees	1,763	1,402	255	436	132	1,364	739	225
Accrued custodian and portfolio accounting fees	329	105	32	45	18	82	28	14
Accrued deferred trustee compensation and retirement benefits	184	117	84	52	11	117	28	11
Accrued other	754	636	36	44	13	97	28	11
Outstanding options written, at value	2,229	114	—	—	—	—	—	—
Forward foreign currency contracts depreciation	2,620	384	—	—	—	—	—	—
Swap depreciation	19,082	2,311	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	—	—

Total Liabilities	2,767,003	2,833,885	932	113,725	9,991	142,374	62,168	56,919

NET ASSETS	$3,520,109	$2,805,140	$874,177	$872,657	$160,907	$1,898,228	$922,448	$290,848

NET ASSETS CONSIST OF:
Paid-in capital	$3,555,992	$2,816,511	$873,984	$1,014,605	$121,268	$1,626,717	$799,262	$252,081
Undistributed/accumulated net investment income (loss)	10,797	1,835	193	374	81	748	74	(11)
Undistributed/accumulated net realized gain (loss)	(36,735)	(29,827)	—	(153,550)	26,361	108,654	76,620	(12,591)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(9,945)	16,621	—	11,228	13,197	162,109	46,492	51,369

NET ASSETS	$3,520,109	$2,805,140	$874,177	$872,657	$160,907	$1,898,228	$922,448	$290,848

Shares outstanding, $.001 par value (unlimited shares authorized)	324,373	243,977	86,675	128,013	13,504	143,542	90,133	36,180

Net Asset Value Per Share	$10.85	$11.50	$10.09	$6.82	$11.92	$13.22	$10.23	$8.04

Investments and repurchase agreements, at cost	$5,505,180	$5,463,081	$871,077	$958,796	$157,443	$1,815,135	$936,181	$296,195
Repurchase agreements, at value	103,938	434,528	735	21	504	100,667	52	30
Securities on loan, at value	243,115	4,634	—	109,478	9,494	90,994	45,869	54,645
Foreign currency held, at cost	9,533	450	—	—	—	—	—	—
Proceeds from securities sold short	488,316	82,403	—	—	—	—	—	—
Premium received from outstanding options written	3,878	191	—	—	—	—	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except per share amounts)

	Real	VN Small-Cap
	Estate	Value
	Portfolio	Portfolio (1)

ASSETS
Investments and repurchase agreements, at value	$878,756	$88,343
Cash	1	—
Foreign currency held, at value	40	—
Receivables:
Dividends and interest	3,501	102
Fund shares sold	16	91
Securities sold	3,806	151

Total Assets	886,120	88,687

LIABILITIES
Payable upon return of securities loaned	35,922	18,142
Payables:
Fund shares redeemed	76	—
Securities purchased	2,810	126
Accrued advisory fees	790	56
Accrued custodian and portfolio accounting fees	30	8
Accrued deferred trustee compensation and retirement benefits	34	—
Accrued other	68	8

Total Liabilities	39,730	18,340

NET ASSETS	$846,390	$70,347

NET ASSETS CONSIST OF:
Paid-in capital	$491,306	$66,197
Undistributed net investment income	3,933	26
Undistributed net realized gain	82,788	357
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	268,363	3,767

NET ASSETS	$846,390	$70,347

Shares outstanding, $.001 par value (unlimited shares authorized)	35,875	6,312

Net Asset Value Per Share	$23.59	$11.14

Investments and repurchase agreements, at cost	$610,394	$84,576
Repurchase agreements, at value	24,195	6,071
Securities on loan, at value	35,063	17,535
Foreign currency held, at cost	39	—

(1)	Operations commenced on May 2, 2005.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Blue	Aggressive	Financial	Diversified		American Funds	American Funds
	Chip	Growth	Services	Research	Equity	Growth-Income	Growth	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio (1)	Portfolio

INVESTMENT INCOME
Dividends, net of any foreign taxes withheld	$15,967	$506	$1,902	$12,426	$2,724	$—	$—	$270
Dividends from mutual fund investment	—	—	—	—	—	9,455	6,316	—
Interest, net of any foreign taxes withheld	1,721	101	80	816	150	—	—	61
Securities lending	26	13	3	143	38	—	—	88
Other	—	—	1	—	—	—	—	6

Total Investment Income	17,714	620	1,986	13,385	2,912	9,455	6,316	425

EXPENSES
Advisory fees	13,036	738	902	8,121	2,097	4,045	5,340	1,011
Custodian fees and expenses	31	37	3	17	33	—	—	26
Portfolio accounting and tax fees	210	20	23	130	54	20	23	24
Printing expenses	70	4	4	34	14	17	22	1
Postage and mailing expenses	42	2	2	22	9	12	15	1
Legal and audit fees	90	10	9	55	26	26	34	20
Trustees’ fees and expenses	44	2	2	26	10	11	15	3
Interest expenses and commitment fees	10	1	1	2	4	1	1	4
Offering expenses	—	—	—	—	—	40	40	—
Other	32	6	2	24	7	11	15	2

Total Expenses	13,565	820	948	8,431	2,254	4,183	5,505	1,092
Custodian Credits	(12)	—	—	(1)	—	—	—	(1)
Recaptured Commissions	(245)	(38)	(6)	(41)	(62)	—	—	(60)
Advisory Fee Waiver (2)	(9)	(1)	(1)	(9)	(3)	(2,518)	(3,323)	(1)

Net Expenses	13,299	781	941	8,380	2,189	1,665	2,182	1,030

NET INVESTMENT INCOME (LOSS)	4,415	(161)	1,045	5,005	723	7,790	4,134	(605)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	125,013	5,794	6,510	12,301	37,622	317	688	21,875
Futures contracts and written option transactions	10,826	141	—	91	—	—	—	70
Foreign currency transactions	(254)	—	(1)	—	—	—	—	(31)
Capital gain distributions from mutual fund investments	—	—	—	—	—	2,355	—	—

Net Realized Gain	135,585	5,935	6,509	12,392	37,622	2,672	688	21,914

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards	(149,308)	(2,582)	(3,936)	57,124	(20,048)	42,700	133,825	(1,965)
Futures contracts and written options	(175)	14	—	—	—	—	—	—
Foreign currencies	—	—	—	—	—	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	(149,483)	(2,568)	(3,936)	57,124	(20,048)	42,700	133,825	(1,965)

NET GAIN (LOSS)	(13,898)	3,367	2,573	69,516	17,574	45,372	134,513	19,949

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($9,483)	$3,206	$3,618	$74,521	$18,297	$53,162	$138,647	$19,344

Foreign taxes withheld on dividends and interest	$8	$—	$—	$142	$3	$—	$—	$5

(1)	Operations commenced on May 2, 2005.

(2)	Pacific Life has waived 0.59% of its advisory fees for the American Funds Growth-Income and American Funds Growth Portfolios in addition to the waiver of its advisory fees for all portfolios pursuant to the Advisory Fee Reduction Program effective May 1, 2005 (See Note 3 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Short Duration	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital
	Bond	Growth	LT	30	Sciences	Value	Value	Opportunities
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of any foreign taxes withheld	$—	$499	$14,885	$2,230	$601	$31,551	$51,890	$2,379
Interest, net of any foreign taxes withheld	51,159	15	1,363	153	143	2,449	2,040	165
Securities lending	193	3	214	33	64	328	1,970	45
Other	—	—	—	—	5	—	—	—

Total Investment Income	51,352	517	16,462	2,416	813	34,328	55,900	2,589

EXPENSES
Advisory fees	8,740	568	11,992	1,062	1,414	19,005	16,486	1,512
Custodian fees and expenses	27	8	114	36	20	26	618	47
Portfolio accounting and tax fees	227	16	239	29	29	313	292	39
Printing expenses	58	5	74	5	6	101	92	10
Postage and mailing expenses	36	6	47	3	4	65	58	6
Legal and audit fees	76	11	99	11	25	139	122	17
Trustees’ fees and expenses	44	2	50	3	4	66	60	6
Interest expenses and commitment fees	8	7	5	4	1	10	5	4
Other	36	1	37	4	3	56	47	5

Total Expenses	9,252	624	12,657	1,157	1,506	19,781	17,780	1,646
Custodian Credits	(17)	—	(1)	—	(1)	(4)	—	—
Recaptured Commissions	—	(19)	(274)	(7)	(57)	(959)	(82)	(30)
Advisory Fee Waiver (2)	(12)	—	(13)	(1)	(1)	(21)	(16)	(1)

Net Expenses	9,223	605	12,369	1,149	1,447	18,797	17,682	1,615

NET INVESTMENT INCOME (LOSS)	42,129	(88)	4,093	1,267	(634)	15,531	38,218	974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	(4,564)	5,973	156,065	11,735	6,414	249,689	126,095	16,824
Futures contracts and written option transactions	(8,470)	—	2,789	—	2	(1,479)	8,740	4,131
Foreign currency transactions	—	—	(530)	24	(5)	—	(3,345)	(10)

Net Realized Gain (Loss)	(13,034)	5,973	158,324	11,759	6,411	248,210	131,490	20,945

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards	(6,519)	(5,163)	(70,223)	9,932	12,691	(28,256)	4,681	(34,080)
Futures contracts and written options	510	—	—	—	—	—	—	—
Foreign currencies	—	—	6,539	(4)	(2)	—	(130)	—

Change in Net Unrealized Appreciation (Depreciation)	(6,009)	(5,163)	(63,684)	9,928	12,689	(28,256)	4,551	(34,080)

NET GAIN (LOSS)	(19,043)	810	94,640	21,687	19,100	219,954	136,041	(13,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,086	$722	$98,733	$22,954	$18,466	$235,485	$174,259	($12,161)

Foreign taxes withheld on dividends and interest	$—	$2	$613	$67	$14	$23	$6,969	$25

(1)	Formerly named I-Net Tollkeeper Portfolio.

(2)	The advisory fee waiver in full dollar for the Concentrated Growth Portfolio was $444.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	International	Equity	Small-Cap	Fasciano	Small-Cap	Multi-	Main Street	Emerging
	Large-Cap	Index	Index	Small Equity	Value	Strategy	Core	Markets
	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of any foreign taxes withheld	$45,104	$36,828	$14,744	$3,048	$11,397	$4,215	$32,248	$24,751
Interest, net of any foreign taxes withheld	2,329	469	1,489	1,554	745	12,472	452	323
Securities lending	1,451	102	1,206	193	165	65	93	109
Other	—	—	—	—	—	9	—	—

Total Investment Income	48,884	37,399	17,439	4,795	12,307	16,761	32,793	25,183

EXPENSES
Advisory fees	24,407	4,967	6,495	3,442	5,113	3,885	11,058	9,302
Custodian fees and expenses	956	47	37	27	13	39	117	1,777
Portfolio accounting and tax fees	340	285	195	66	87	132	241	165
Printing expenses	95	88	63	18	17	27	76	43
Postage and mailing expenses	60	57	38	12	9	18	50	27
Legal and audit fees	124	120	79	43	22	40	104	59
Trustees’ fees and expenses	69	60	40	13	17	18	51	27
Interest expenses and commitment fees	8	11	7	5	2	20	6	147
Other	61	49	35	10	13	14	41	70

Total Expenses	26,120	5,684	6,989	3,636	5,293	4,193	11,744	11,617
Custodian Credits	(6)	(1)	(5)	(2)	(1)	(4)	(3)	(12)
Recaptured Commissions	(296)	—	—	(116)	(108)	—	—	(61)
Advisory Fee Waiver	(21)	(18)	(11)	(4)	(4)	(5)	(15)	(9)

Net Expenses	25,797	5,665	6,973	3,514	5,180	4,184	11,726	11,535

NET INVESTMENT INCOME	23,087	31,734	10,466	1,281	7,127	12,577	21,067	13,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions(2)	145,000	28,492	56,316	31,991	92,603	32,092	82,176	234,152
Futures contracts and written option transactions	(749)	750	1,815	(2,206)	6,046	2,326	293	—
Foreign currency transactions	(178)	—	—	—	—	(29)	(3)	(2,734)

Net Realized Gain	144,073	29,242	58,131	29,785	98,649	34,389	82,466	231,418

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (3)	158,950	53,849	(13,629)	(1,706)	(49,748)	(24,911)	14,845	116,036
Futures contracts and written options	—	(1,011)	(2,958)	—	—	(205)	—	—
Foreign currencies	(314)	—	—	—	—	(18)	—	(183)

Change in Net Unrealized Appreciation (Depreciation)	158,636	52,838	(16,587)	(1,706)	(49,748)	(25,134)	14,845	115,853

NET GAIN	302,709	82,080	41,544	28,079	48,901	9,255	97,311	347,271

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$325,796	$113,814	$52,010	$29,360	$56,028	$21,832	$118,378	$360,919

Foreign taxes withheld on dividends and interest	$6,067	$6	$6	$15	$79	$119	$33	$2,383

(1)	Formerly named Aggressive Equity Portfolio.

(2)	Realized gain on investment security transactions for the Emerging Markets Portfolio are net of foreign capital gains tax withheld of $798.

(3)	Change in net unrealized appreciation on securities for the International Large-Cap Portfolio and Emerging Markets Portfolio are net of decrease in deferred foreign capital gains tax of $34 and $1,750, respectively.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Managed	Inflation	Money	High Yield	Equity	Large-Cap		Mid-Cap
	Bond	Managed	Market	Bond	Income	Value	Comstock	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of any foreign taxes withheld	$247	$—	$—	$337	$4,626	$41,206	$19,250	$1,008
Interest, net of any foreign taxes withheld	136,445	88,458	31,428	62,776	83	3,067	2,146	177
Securities lending	457	16	—	228	6	387	69	146
Other	8	2	—	1,456	—	—	—	1

Total Investment Income	137,157	88,476	31,428	64,797	4,715	44,660	21,465	1,332

EXPENSES
Advisory fees	19,599	15,412	3,380	5,025	1,877	18,109	7,884	2,123
Custodian fees and expenses	211	84	18	19	30	39	26	23
Portfolio accounting and tax fees	548	376	145	158	38	317	125	42
Printing expenses	148	119	44	38	9	105	40	11
Postage and mailing expenses	96	76	29	24	6	64	25	7
Legal and audit fees	198	157	65	50	22	133	51	16
Trustees’ fees and expenses	99	78	31	26	6	67	25	7
Interest expenses and commitment fees	503	44	3	25	6	6	2	3
Other	79	62	23	22	4	49	21	6

Total Expenses	21,481	16,408	3,738	5,387	1,998	18,889	8,199	2,238
Custodian Credits	(60)	(21)	(13)	(13)	(3)	(2)	(10)	—
Recaptured Commissions	—	—	—	—	(55)	(241)	—	—
Advisory Fee Waiver	(28)	(22)	(8)	(7)	(1)	(15)	(7)	(2)

Net Expenses	21,393	16,365	3,717	5,367	1,939	18,631	8,182	2,236

NET INVESTMENT INCOME (LOSS)	115,764	72,111	27,711	59,430	2,776	26,029	13,283	(904)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	(53,492)	9,112	—	2,691	28,201	170,700	76,898	26,906
Closed short positions	8,194	629	—	—	—	—	—	—
Futures contracts and written option transactions	43,613	8,672	—	—	751	13,577	—	—
Foreign currency transactions	3,910	(1,036)	—	(276)	—	3	—	—

Net Realized Gain	2,225	17,377	—	2,415	28,952	184,280	76,898	26,906

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards	(12,515)	(21,861)	—	(41,599)	(24,128)	(143,790)	(51,824)	12,841
Short positions	(1,393)	(295)	—	—	—	—	—	—
Futures contracts and written options	(13,717)	(1,376)	—	—	—	—	—	—
Foreign currencies	(6,120)	(166)	—	(1)	—	(1)	—	—

Change in Net Unrealized Appreciation (Depreciation)	(33,745)	(23,698)	—	(41,600)	(24,128)	(143,791)	(51,824)	12,841

NET GAIN (LOSS)	(31,520)	(6,321)	—	(39,185)	4,824	40,489	25,074	39,747

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,244	$65,790	$27,711	$20,245	$7,600	$66,518	$38,357	$38,843

Foreign taxes withheld on dividends and interest	$—	$—	$—	$—	$1	$656	$221	$9

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Real	VN Small-Cap
	Estate	Value
	Portfolio	Portfolio (1)

INVESTMENT INCOME
Dividends, net of any foreign taxes withheld	$19,194	$557
Interest, net of any foreign taxes withheld	309	89
Securities lending	72	12

Total Investment Income	19,575	658

EXPENSES
Advisory fees	8,419	353
Custodian fees and expenses	22	9
Portfolio accounting and tax fees	115	10
Printing expenses	36	1
Postage and mailing expenses	23	1
Legal and audit fees	47	9
Trustees’ fees and expenses	23	1
Interest expenses and commitment fees	2	—
Offering expenses	—	4
Other	19	1

Total Expenses	8,706	389
Custodian Credits	(2)	—
Advisory Fee Waiver (2)	(7)	—

Net Expenses	8,697	389

NET INVESTMENT INCOME	10,878	269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	83,790	2,438
Futures contracts and written option transactions	—	61
Foreign currency transactions	—	—

Net Realized Gain	83,790	2,499

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards	25,364	3,767
Futures contracts and written options	—	—
Foreign currencies	1	—

Change in Net Unrealized Appreciation	25,365	3,767

NET GAIN	109,155	6,266

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,033	$6,535

Foreign taxes withheld on dividends and interest	$150	$—

(1)	Operations commenced on May 2, 2005.

(2)	The advisory fee waiver in full dollar for the VN Small-Cap Value Portfolio was $464.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

	Blue Chip Portfolio		Aggressive Growth Portfolio		Financial Services Portfolio		Diversified Research Portfolio

OPERATIONS
Net investment income (loss)	$4,415	$11,267	($161)	($448)	$1,045	$864	$5,005	$3,205
Net realized gain	135,585	12,383	5,935	12,983	6,509	7,887	12,392	8,435
Change in net unrealized appreciation (depreciation)	(149,483)	63,601	(2,568)	(4,068)	(3,936)	(524)	57,124	43,923

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,483)	87,251	3,206	8,467	3,618	8,227	74,521	55,563

Net Equalization Credits (Debits)	(3,585)	3,123	—	—	(129)	(105)	2,967	614

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(4,190)	(11,293)	—	—	(1,545)	(830)	(4,956)	(3,243)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	327,380	704,423	24,211	30,713	17,198	24,763	573,218	197,394
Dividend and distribution reinvestments	4,177	11,252	—	—	1,538	827	4,935	3,231
Cost of shares repurchased	(1,010,870)	(25,573)	(50,173)	(20,485)	(37,329)	(34,679)	(67,056)	(72,314)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(679,313)	690,102	(25,962)	10,228	(18,593)	(9,089)	511,097	128,311

NET INCREASE (DECREASE) IN NET ASSETS	(696,571)	769,183	(22,756)	18,695	(16,649)	(1,797)	583,629	181,245

NET ASSETS
Beginning of Year	1,876,064	1,106,881	88,001	69,306	98,348	100,145	581,875	400,630

End of Year	$1,179,493	$1,876,064	$65,245	$88,001	$81,699	$98,348	$1,165,504	$581,875

Undistributed/Accumulated Net Investment Income (Loss)	($5)	$23	($4)	($454)	$88	$124	$21	($46)

			American Funds	American Funds
	Equity Portfolio		Growth-Income Portfolio (1)	Growth Portfolio (1)	Technology Portfolio

OPERATIONS
Net investment income (loss)	$723	$2,731	$7,790	$4,134	($605)	($546)
Net realized gain	37,622	624	2,672	688	21,914	8,968
Change in net unrealized appreciation (depreciation)	(20,048)	13,719	42,700	133,825	(1,965)	(6,440)

Net Increase in Net Assets Resulting from Operations	18,297	17,074	53,162	138,647	19,344	1,982

Net Equalization Credits (Debits)	(64)	(146)	360	270	—	—

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(786)	(2,737)	(7,709)	(4,060)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	17,101	36,304	741,821	961,906	47,402	38,028
Dividend and distribution reinvestments	786	2,737	7,705	4,058	—	—
Cost of shares repurchased	(82,868)	(117,278)	(11,474)	(15,929)	(46,325)	(65,977)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(64,981)	(78,237)	738,052	950,035	1,077	(27,949)

NET INCREASE (DECREASE) IN NET ASSETS	(47,534)	(64,046)	783,865	1,084,892	20,421	(25,967)

NET ASSETS
Beginning of Year/Period	360,662	424,708	—	—	98,077	124,044

End of Year/Period	$313,128	$360,662	$783,865	$1,084,892	$118,498	$98,077

Undistributed/Accumulated Net Investment Income (Loss)	$17	$29	$81	$75	($29)	($585)

(1)	Operations commenced on May 2, 2005.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

	Short Duration Bond Portfolio		Concentrated Growth Portfolio (1)		Growth LT Portfolio		Focused 30 Portfolio

OPERATIONS
Net investment income (loss)	$42,129	$24,967	($88)	($237)	$4,093	$5,145	$1,267	$130
Net realized gain (loss)	(13,034)	(7,009)	5,973	2,466	158,324	81,818	11,759	8,531
Change in net unrealized appreciation (depreciation)	(6,009)	(5,339)	(5,163)	4,130	(63,684)	85,539	9,928	2,908

Net Increase in Net Assets Resulting from Operations	23,086	12,619	722	6,359	98,733	172,502	22,954	11,569

Net Equalization Credits (Debits)	841	1,899	—	—	(1,611)	(29)	279	1

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (2)	(44,440)	(30,035)	—	—	(3,785)	—	(1,199)	(44)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	453,320	592,715	19,055	21,857	93,285	202,056	77,158	40,169
Dividend and distribution reinvestments	40,347	29,957	—	—	3,777	—	1,195	44
Cost of shares repurchased	(308,029)	(90,119)	(33,147)	(36,822)	(448,079)	(287,859)	(41,005)	(31,033)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	185,638	532,553	(14,092)	(14,965)	(351,017)	(85,803)	37,348	9,180

NET INCREASE (DECREASE) IN NET ASSETS	165,125	517,036	(13,370)	(8,606)	(257,680)	86,670	59,382	20,706

NET ASSETS
Beginning of Year	1,408,935	891,899	62,441	71,047	1,835,524	1,748,854	94,760	74,054

End of Year	$1,574,060	$1,408,935	$49,071	$62,441	$1,577,844	$1,835,524	$154,142	$94,760

Undistributed/Accumulated Net Investment Income (Loss)	$965	($4,836)	($4)	($247)	$3,975	$7,092	$118	$55

	Health Sciences Portfolio		Mid-Cap Value Portfolio		International Value Portfolio		Capital Opportunities Portfolio

OPERATIONS
Net investment income (loss)	($634)	($331)	$15,531	$5,503	$38,218	$31,449	$974	$2,436
Net realized gain (loss)	6,411	15,618	248,210	222,915	131,490	(1,941)	20,945	28,884
Change in net unrealized appreciation (depreciation)	12,689	(7,494)	(28,256)	89,162	4,551	257,656	(34,080)	6,489

Net Increase (Decrease) in Net Assets Resulting from Operations	18,466	7,793	235,485	317,580	174,259	287,164	(12,161)	37,809

Net Equalization Credits (Debits)	—	—	5,894	1,377	(8,028)	8,230	(1,786)	466

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(2,560)	—	(214,922)	(5,531)	(37,179)	(30,268)	(959)	(2,451)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	37,877	40,704	1,021,460	417,180	427,141	671,338	34,909	106,991
Dividend and distribution reinvestments	2,560	—	213,624	5,509	36,330	29,478	959	2,439
Cost of shares repurchased	(37,957)	(44,199)	(189,574)	(184,026)	(684,744)	(453,827)	(295,659)	(36,716)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,480	(3,495)	1,045,510	238,663	(221,273)	246,989	(259,791)	72,714

NET INCREASE (DECREASE) IN NET ASSETS	18,386	4,298	1,071,967	552,089	(92,221)	512,115	(274,697)	108,538

NET ASSETS
Beginning of Year	127,039	122,741	1,693,994	1,141,905	2,105,462	1,593,347	365,380	256,842

End of Year	$145,425	$127,039	$2,765,961	$1,693,994	$2,013,241	$2,105,462	$90,683	$365,380

Undistributed/Accumulated Net Investment Income (Loss)	($8)	($338)	$1,011	$37	$863	$4,171	$81	$76

(1)	Formerly named I-Net Tollkeeper Portfolio.

(2)	The distribution amounts for the Short Duration Bond Portfolio included $2,311 and $5,069 of return on capital for 2005 and 2004, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

	International Large-Cap Portfolio		Equity Index Portfolio		Small-Cap Index Portfolio		Fasciano Small Equity Portfolio (1)

OPERATIONS
Net investment income	$23,087	$13,662	$31,734	$28,189	$10,466	$7,678	$1,281	$1,657
Net realized gain	144,073	30,217	29,242	26,782	58,131	50,764	29,785	30,324
Change in net unrealized appreciation (depreciation)	158,636	218,483	52,838	109,488	(16,587)	115,235	(1,706)	10,043

Net Increase in Net Assets Resulting from Operations	325,796	262,362	113,814	164,459	52,010	173,677	29,360	42,024

Net Equalization Credits (Debits)	11,063	4,729	3,167	(714)	(442)	5,640	506	(54)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(21,947)	(15,821)	(41,421)	(28,239)	(6,482)	(7,760)	(1,179)	(1,663)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	984,792	521,469	736,343	206,079	175,407	258,074	312,266	49,025
Shares issued in connection with acquisition (2)	—	—	—	—	—	539,910	—	—
Dividend and distribution reinvestments	21,777	15,699	41,249	28,182	6,411	7,696	1,178	1,662
Cost of shares repurchased	(103,222)	(100,307)	(340,319)	(287,206)	(236,351)	(245,243)	(37,324)	(121,961)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	903,347	436,861	437,273	(52,945)	(54,533)	560,437	276,120	(71,274)

NET INCREASE (DECREASE) IN NET ASSETS	1,218,259	688,131	512,833	82,561	(9,447)	731,994	304,807	(30,967)

NET ASSETS
Beginning of Year	1,787,081	1,098,950	1,723,653	1,641,092	1,377,562	645,568	272,533	303,500

End of Year	$3,005,340	$1,787,081	$2,236,486	$1,723,653	$1,368,115	$1,377,562	$577,340	$272,533

Undistributed/Accumulated Net Investment Income (Loss)	$797	($595)	($103)	$35	$3,039	$336	$50	$86

	Small-Cap Value Portfolio		Multi-Strategy Portfolio		Main Street Core Portfolio		Emerging Markets Portfolio

OPERATIONS
Net investment income	$7,127	$8,665	$12,577	$9,789	$21,067	$17,670	$13,648	$9,785
Net realized gain	98,649	20,583	34,389	53,437	82,466	119,499	231,418	38,445
Change in net unrealized appreciation (depreciation)	(49,748)	72,709	(25,134)	(6,377)	14,845	(14,362)	115,853	124,692

Net Increase in Net Assets Resulting from Operations	56,028	101,957	21,832	56,849	118,378	122,807	360,919	172,922

Net Equalization Credits (Debits)	(1,311)	2,457	(1,154)	(738)	4,085	1,054	5,507	3,905

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(26,345)	(18,771)	(12,696)	(10,434)	(21,233)	(17,743)	(10,726)	(9,739)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	149,673	244,804	31,489	39,395	532,107	207,419	346,552	242,162
Dividend and distribution reinvestments	26,063	18,567	12,645	10,376	21,136	17,677	10,588	9,616
Cost of shares repurchased	(298,476)	(61,394)	(105,903)	(92,548)	(76,721)	(77,197)	(78,381)	(54,275)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(122,740)	201,977	(61,769)	(42,777)	476,522	147,899	278,759	197,503

NET INCREASE (DECREASE) IN NET ASSETS	(94,368)	287,620	(53,787)	2,900	577,752	254,017	634,459	364,591

NET ASSETS
Beginning of Year	606,338	318,718	625,588	622,688	1,426,317	1,172,300	684,704	320,113

End of Year	$511,970	$606,338	$571,801	$625,588	$2,004,069	$1,426,317	$1,319,163	$684,704

Undistributed/Accumulated Net Investment Income (Loss)	$478	$163	($52)	($90)	($21)	$128	$324	$933

(1)	Formerly named Aggressive Equity Portfolio.

(2)	See Note 13 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

	Managed Bond Portfolio		Inflation Managed Portfolio		Money Market Portfolio		High Yield Bond Portfolio

OPERATIONS
Net investment income	$115,764	$69,446	$72,111	$21,641	$27,711	$12,327	$59,430	$60,152
Net realized gain	2,225	104,713	17,377	150,489	—	—	2,415	11,211
Change in net unrealized appreciation (depreciation)	(33,745)	(28,322)	(23,698)	4,481	—	—	(41,600)	197

Net Increase in Net Assets Resulting from Operations	84,244	145,837	65,790	176,611	27,711	12,327	20,245	71,560

Net Equalization Credits (Debits)	24,955	9,968	5,257	4,617	(2,311)	(1,145)	50	(1,614)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(211,961)	(115,882)	(248,634)	(145,059)	(27,527)	(12,322)	(59,167)	(59,990)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	531,523	450,832	516,963	600,365	1,107,344	1,521,379	290,195	320,313
Dividend and distribution reinvestments	204,883	112,614	247,377	144,153	27,228	12,186	57,746	58,532
Cost of shares repurchased	(104,985)	(231,566)	(116,973)	(89,666)	(1,326,571)	(1,625,143)	(332,030)	(418,677)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	631,421	331,880	647,367	654,852	(191,999)	(91,578)	15,911	(39,832)

NET INCREASE (DECREASE) IN NET ASSETS	528,659	371,803	469,780	691,021	(194,126)	(92,718)	(22,961)	(29,876)

NET ASSETS
Beginning of Year	2,991,450	2,619,647	2,335,360	1,644,339	1,068,303	1,161,021	895,618	925,494

End of Year	$3,520,109	$2,991,450	$2,805,140	$2,335,360	$874,177	$1,068,303	$872,657	$895,618

Undistributed/Accumulated Net Investment Income (Loss)	$10,797	($9,199)	$1,835	$35,662	$193	($15)	$374	$341

	Equity Income Portfolio		Large-Cap Value Portfolio		Comstock Portfolio		Mid-Cap Growth Portfolio

OPERATIONS
Net investment income (loss)	$2,776	$3,302	$26,029	$33,384	$13,283	$7,645	($904)	($917)
Net realized gain	28,952	11,713	184,280	63,079	76,898	50,238	26,906	12,413
Change in net unrealized appreciation (depreciation)	(24,128)	10,666	(143,791)	132,660	(51,824)	42,000	12,841	26,035

Net Increase in Net Assets Resulting from Operations	7,600	25,681	66,518	229,123	38,357	99,883	38,843	37,531

Net Equalization Credits (Debits)	(1,019)	270	(13,769)	10,522	2,048	2,683	—	1

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(8,158)	(3,311)	(24,098)	(33,324)	(43,271)	(7,649)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	38,790	61,075	361,786	752,623	237,739	258,576	89,919	63,202
Dividend and distribution reinvestments	8,085	3,289	23,876	32,969	42,782	7,601	—	—
Cost of shares repurchased	(120,968)	(36,130)	(1,275,912)	(71,369)	(126,502)	(12,338)	(67,703)	(38,575)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(74,093)	28,234	(890,250)	714,223	154,019	253,839	22,216	24,627

NET INCREASE (DECREASE) IN NET ASSETS	(75,670)	50,874	(861,599)	920,544	151,153	348,756	61,059	62,159

NET ASSETS
Beginning of Year	236,577	185,703	2,759,827	1,839,283	771,295	422,539	229,789	167,630

End of Year	$160,907	$236,577	$1,898,228	$2,759,827	$922,448	$771,295	$290,848	$229,789

Undistributed/Accumulated Net Investment Income (Loss)	$81	$82	$748	$108	$74	$168	($11)	($924)

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

	Real Estate Portfolio		VN Small-Cap Value Portfolio (1)

OPERATIONS
Net investment income	$10,878	$20,084	$269
Net realized gain	83,790	28,126	2,499
Change in net unrealized appreciation	25,365	148,103	3,767

Net Increase in Net Assets Resulting from Operations	120,033	196,313	6,535

Net Equalization Credits	713	4,027	79

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(36,823)	(19,115)	(2,385)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	91,152	120,284	74,157
Dividend and distribution reinvestments	35,595	18,430	2,383
Cost of shares repurchased	(110,491)	(58,043)	(10,422)

Net Increase in Net Assets from Capital Share Transactions	16,256	80,671	66,118

NET INCREASE IN NET ASSETS	100,179	261,896	70,347

NET ASSETS
Beginning of Year/Period	746,211	484,315	—

End of Year/Period	$846,390	$746,211	$70,347

Undistributed Net Investment Income	$3,933	$4,198	$26

(1)	Operations commenced on May 2, 2005.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset	Net	Realized and		Dividends	Distributions
	Value,	Investment	Unrealized	Total from	from Net	from
	Beginning of	Income	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions

Blue Chip
2005 (5)	$7.83	$0.02	$0.21	$0.23	($0.03)	$—	($0.03)
2004	7.53	0.05	0.30	0.35	(0.05)	—	(0.05)
2003	6.02	0.01	1.52	1.53	(0.02)	—	(0.02)
2002	8.14	0.01	(2.12)	(2.11)	(0.01)	—	(0.01)
01/02/2001 - 12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	—	(0.01)

Aggressive Growth
2005 (5)	$8.83	($0.02)	$0.51	$0.49	$—	$—	$—
2004	7.89	(0.05)	0.99	0.94	—	—	—
2003	6.23	(0.05)	1.71	1.66	—	—	—
2002	8.02	(0.07)	(1.72)	(1.79)	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.03)	(1.95)	(1.98)	—	—	—

Financial Services
2005 (5)	$10.88	$0.14	$0.45	$0.59	($0.15)	($0.06)	($0.21)
2004	10.10	0.09	0.78	0.87	(0.09)	—	(0.09)
2003	7.88	0.06	2.23	2.29	(0.07)	—	(0.07)
2002	9.25	0.04	(1.39)	(1.35)	(0.02)	—	(0.02)
01/02/2001 - 12/31/2001	10.00	0.02	(0.75)	(0.73)	(0.02)	—	(0.02)

Diversified Research
2005 (5)	$11.78	$0.07	$0.55	$0.62	($0.05)	$—	($0.05)
2004	10.65	0.06	1.14	1.20	(0.07)	—	(0.07)
2003	8.06	0.03	2.59	2.62	(0.03)	—	(0.03)
2002	10.66	0.03	(2.61)	(2.58)	(0.02)	—	(0.02)
2001	10.99	0.03	(0.34)	(0.31)	(0.02)	—	(0.02)

Equity
2005 (5)	$18.17	$0.04	$1.15	$1.19	($0.05)	$—	($0.05)
2004	17.42	0.14	0.75	0.89	(0.14)	—	(0.14)
2003	14.06	0.04	3.38	3.42	(0.06)	—	(0.06)
2002	19.21	0.06	(5.15)	(5.09)	(0.06)	—	(0.06)
2001	26.12	— (6)	(5.55)	(5.55)	(0.02)	(1.34)	(1.36)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income (Loss)
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

Blue Chip
2005 (5)	$8.03	2.94%	$1,179,493	0.97%	0.99%	0.32%	147.32%
2004	7.83	4.65%	1,876,064	0.99%	1.01%	0.76%	35.70%
2003	7.53	25.36%	1,106,881	0.99%	1.01%	0.28%	29.95%
2002	6.02	(25.94%)	582,873	1.00%	1.01%	0.16%	36.04%
01/02/2001 - 12/31/2001	8.14	(18.57%)	531,021	1.00%	1.04%	0.11%	23.71%

Aggressive Growth
2005 (5)	$9.32	5.59%	$65,245	1.06%	1.11%	(0.22%)	196.01%
2004	8.83	11.88%	88,001	1.10%	1.16%	(0.61%)	155.57%
2003	7.89	26.66%	69,306	1.10%	1.16%	(0.76%)	91.15%
2002	6.23	(22.32%)	45,326	1.10%	1.13%	(0.77%)	121.51%
01/02/2001 - 12/31/2001	8.02	(19.78%)	89,520	1.10%	1.24%	(0.65%)	83.91%

Financial Services
2005 (5)	$11.26	5.48%	$81,699	1.15%	1.16%	1.27%	25.03%
2004	10.88	8.72%	98,348	1.16%	1.18%	0.85%	70.90%
2003	10.10	29.00%	100,145	1.18%	1.21%	0.78%	68.28%
2002	7.88	(14.59%)	66,297	1.20%	1.25%	0.48%	86.15%
01/02/2001 - 12/31/2001	9.25	(7.28%)	61,968	1.20%	1.34%	0.43%	82.16%

Diversified Research
2005 (5)	$12.35	5.24%	$1,165,504	0.93%	0.93%	0.55%	22.83%
2004	11.78	11.20%	581,875	0.94%	0.95%	0.65%	21.17%
2003	10.65	32.63%	400,630	0.96%	0.99%	0.38%	23.56%
2002	8.06	(24.19%)	213,197	0.95%	0.97%	0.32%	35.32%
2001	10.66	(2.74%)	242,648	0.94%	0.96%	0.28%	34.80%

Equity
2005 (5)	$19.31	6.53%	$313,128	0.68%	0.70%	0.22%	169.07%
2004	18.17	5.14%	360,662	0.70%	0.73%	0.72%	61.69%
2003	17.42	24.33%	424,708	0.71%	0.75%	0.33%	61.86%
2002	14.06	(26.51%)	392,490	0.72%	0.75%	0.38%	96.16%
2001	19.21	(21.76%)	695,151	0.70%	0.70%	0.06%	132.39%

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset	Net	Realized and		Dividends		Distributions
	Value,	Investment	Unrealized	Total from	from Net		from
	Beginning of	Income	Gain	Investment	Investment		Capital	Total
For the Year or Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income		Gains	Distributions

American Funds Growth-Income (7), (8)
05/02/2005 - 12/31/2005 (5)	$10.00	$0.13	$0.86	$0.99	($0.11)		$—	($0.11)

American Funds Growth (7), (8)
05/02/2005 - 12/31/2005 (5)	$10.00	$0.05	$1.91	$1.96	($0.04)		$—	($0.04)

Technology
2005 (5)	$4.68	($0.03)	$1.05	$1.02	$—		$—	$—
2004	4.52	(0.03)	0.19	0.16	—		—	—
2003	3.17	(0.02)	1.37	1.35	—		—	—
2002	5.91	(0.03)	(2.71)	(2.74)	—		—	—
01/02/2001 - 12/31/2001	10.00	(0.02)	(4.07)	(4.09)	—		—	—

Short Duration Bond
2005 (5)	$9.80	$0.28	($0.14)	$0.14	($0.29	)(9)	$—	($0.29)
2004	9.93	0.21	(0.09)	0.12	(0.25)	(9)	—	(0.25)
05/01/2003 - 12/31/2003	10.00	0.17	(0.07)	0.10	(0.17)		—	(0.17)

Concentrated Growth (10)
2005 (5)	$4.44	($0.01)	$0.12	$0.11	$—		$—	$—
2004	3.94	(0.02)	0.52	0.50	—		—	—
2003	2.75	(0.03)	1.22	1.19	—		—	—
2002	4.48	(0.04)	(1.69)	(1.73)	—		—	—
2001	6.78	(0.12)	(2.18)	(2.30)	—		—	—

Growth LT
2005 (5)	$19.35	$0.05	$1.43	$1.48	($0.05)		$—	($0.05)
2004	17.52	0.07	1.76	1.83	—		—	—
2003	13.08	(0.03)	4.47	4.44	—		—	—
2002	18.59	— (6)	(5.36)	(5.36)	(0.15)		—	(0.15)
2001	31.30	0.42	(8.94)	(8.52)	(0.26)		(3.93)	(4.19)

Focused 30
2005 (5)	$8.19	$0.10	$1.71	$1.81	($0.08)		$—	($0.08)
2004	7.14	0.01	1.04	1.05	—	(6)	—	— (6)
2003	5.02	(0.02)	2.14	2.12	—		—	—
2002	7.12	(0.01)	(2.08)	(2.09)	(0.01)		—	(0.01)
2001	8.22	0.01	(1.11)	(1.10)	—	(6)	—	— (6)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income (Loss)
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

American Funds Growth-Income (7), (8)
05/02/2005 - 12/31/2005 (5)	$10.88	9.85%	$783,865	0.39%	0.98%	1.83%	1.47%

American Funds Growth (7), (8)
05/02/2005 - 12/31/2005 (5)	$11.92	19.67%	$1,084,892	0.39%	0.98%	0.73%	1.61%

Technology
2005 (5)	$5.70	21.71%	$118,498	1.12%	1.19%	(0.66%)	309.81%
2004	4.68	3.66%	98,077	1.18%	1.22%	(0.54%)	130.83%
2003	4.52	42.58%	124,044	1.26%	1.29%	(1.01%)	144.41%
2002	3.17	(46.34%)	41,249	1.20%	1.20%	(0.95%)	106.38%
01/02/2001 - 12/31/2001	5.91	(40.94%)	52,160	1.20%	1.31%	(0.71%)	69.22%

Short Duration Bond
2005 (5)	$9.65	1.57%	$1,574,060	0.63%	0.63%	2.89%	109.28%
2004	9.80	1.21%	1,408,935	0.65%	0.65%	2.12%	189.32%
05/01/2003 - 12/31/2003	9.93	0.96%	891,899	0.66%	0.66%	2.74%	227.50%

Concentrated Growth (10)
2005 (5)	$4.55	2.34%	$49,071	1.14%	1.18%	(0.17%)	124.20%
2004	4.44	12.66%	62,441	1.32%	1.36%	(0.38%)	55.98%
2003	3.94	43.22%	71,047	1.31%	1.31%	(1.09%)	47.46%
2002	2.75	(38.62%)	42,569	1.43%	1.44%	(1.32%)	53.36%
2001	4.48	(33.89%)	74,294	1.57%	1.57%	(1.35%)	46.78%

Growth LT
2005 (5)	$20.78	7.68%	$1,577,844	0.77%	0.79%	0.26%	41.57%
2004	19.35	10.40%	1,835,524	0.80%	0.82%	0.30%	49.60%
2003	17.52	33.98%	1,748,854	0.80%	0.82%	(0.13%)	48.90%
2002	13.08	(28.97%)	1,439,900	0.79%	0.87%	0.09%	113.39%
2001	18.59	(29.55%)	2,280,990	0.79%	0.82%	0.31%	90.93%

Focused 30
2005 (5)	$9.92	22.07%	$154,142	1.03%	1.03%	1.13%	71.37%
2004	8.19	14.85%	94,760	1.03%	1.03%	0.16%	71.22%
2003	7.14	42.26%	74,054	1.06%	1.06%	(0.45%)	65.97%
2002	5.02	(29.41%)	38,092	1.05%	1.05%	(0.26%)	164.99%
2001	7.12	(13.35%)	58,095	1.05%	1.06%	0.17%	213.23%

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset	Net	Realized and		Dividends	Distributions
	Value,	Investment	Unrealized	Total from	from Net	from
	Beginning of	Income	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions

Health Sciences
2005 (5)	$9.73	($0.05)	$1.51	$1.46	$—	($0.20)	($0.20)
2004	9.05	(0.03)	0.71	0.68	—	—	—
2003	7.08	(0.02)	1.99	1.97	—	—	—
2002	9.23	(0.04)	(2.11)	(2.15)	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.02)	(0.75)	(0.77)	—	—	—

Mid-Cap Value
2005 (5)	$18.24	$0.12	$1.37	$1.49	($0.10)	($1.55)	($1.65)
2004	14.63	0.06	3.61	3.67	(0.06)	—	(0.06)
2003	11.39	0.06	3.25	3.31	(0.07)	—	(0.07)
2002	14.16	0.06	(1.98)	(1.92)	(0.05)	(0.80)	(0.85)
2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	(0.44)

International Value
2005 (5)	$14.82	$0.30	$1.09	$1.39	($0.30)	$—	($0.30)
2004	12.92	0.22	1.90	2.12	(0.22)	—	(0.22)
2003	10.27	0.16	2.68	2.84	(0.19)	—	(0.19)
2002	12.06	0.13	(1.81)	(1.68)	(0.11)	—	(0.11)
2001	15.85	0.05	(3.47)	(3.42)	(0.15)	(0.22)	(0.37)

Capital Opportunities
2005	$8.74	$0.10	$0.06	$0.16	($0.09)	$—	($0.09)
2004	7.81	0.06	0.93	0.99	(0.06)	—	(0.06)
2003	6.17	0.03	1.64	1.67	(0.03)	—	(0.03)
2002	8.44	0.02	(2.28)	(2.26)	(0.01)	—	(0.01)
01/02/2001 - 12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	—	(0.01)

International Large-Cap
2005 (5)	$7.86	$0.08	$0.92	$1.00	($0.06)	$—	($0.06)
2004	6.69	0.07	1.17	1.24	(0.07)	—	(0.07)
2003	5.19	0.06	1.51	1.57	(0.07)	—	(0.07)
2002	6.36	0.04	(1.15)	(1.11)	(0.06)	—	(0.06)
2001	7.84	0.02	(1.45)	(1.43)	(0.05)	—	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income (Loss)
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

Health Sciences
2005 (5)	$10.99	15.28%	$145,425	1.13%	1.17%	(0.49%)	167.51%
2004	9.73	7.54%	127,039	1.16%	1.19%	(0.25%)	181.83%
2003	9.05	27.82%	122,741	1.16%	1.19%	(0.29%)	114.39%
2002	7.08	(23.30%)	76,952	1.16%	1.21%	(0.51%)	139.61%
01/02/2001 - 12/31/2001	9.23	(7.69%)	86,911	1.20%	1.24%	(0.42%)	94.37%

Mid-Cap Value
2005 (5)	$18.08	8.87%	$2,765,961	0.84%	0.88%	0.69%	77.58%
2004	18.24	25.08%	1,693,994	0.89%	0.97%	0.40%	89.13%
2003	14.63	29.10%	1,141,905	0.89%	0.96%	0.56%	87.60%
2002	11.39	(14.46%)	718,932	0.90%	0.97%	0.48%	115.94%
2001	14.16	13.30%	826,958	0.89%	1.00%	0.83%	148.32%

International Value
2005 (5)	$15.91	9.43%	$2,013,241	0.91%	0.92%	1.97%	26.10%
2004	14.82	16.42%	2,105,462	0.93%	0.93%	1.77%	8.46%
2003	12.92	27.71%	1,593,347	0.93%	0.95%	1.79%	12.76%
2002	10.27	(13.91%)	995,973	0.93%	0.93%	1.50%	14.67%
2001	12.06	(21.87%)	1,131,999	0.93%	0.93%	1.06%	91.89%

Capital Opportunities
2005	$8.81	1.83%	$90,683	0.86%	0.87%	0.52%	95.51%
2004	8.74	12.69%	365,380	0.86%	0.91%	0.81%	72.26%
2003	7.81	27.13%	256,842	0.87%	0.93%	0.49%	66.44%
2002	6.17	(26.78%)	145,983	0.87%	0.93%	0.27%	103.67%
01/02/2001 - 12/31/2001	8.44	(15.54%)	154,091	0.91%	0.94%	0.19%	98.40%

International Large-Cap
2005 (5)	$8.80	12.70%	$3,005,340	1.11%	1.12%	0.99%	46.30%
2004	7.86	18.60%	1,787,081	1.14%	1.14%	0.98%	48.01%
2003	6.69	30.52%	1,098,950	1.15%	1.16%	0.73%	131.03%
2002	5.19	(17.63%)	491,693	1.15%	1.15%	0.59%	28.96%
2001	6.36	(18.29%)	504,787	1.14%	1.14%	0.44%	25.64%

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset	Net	Realized and		Dividends	Distributions
	Value,	Investment	Unrealized	Total from	from Net	from
	Beginning of	Income	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions

Equity Index
2005 (5)	$28.78	$0.46	$0.87	$1.33	($0.43)	($0.12)	($0.55)
2004	26.46	0.48	2.32	2.80	(0.48)	—	(0.48)
2003	20.91	0.36	5.55	5.91	(0.36)	—	(0.36)
2002	29.54	0.32	(6.56)	(6.24)	(0.32)	(2.07)	(2.39)
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	(0.45)

Small-Cap Index
2005 (5)	$13.76	$0.11	$0.49	$0.60	($0.07)	$—	($0.07)
2004	11.75	0.07	2.02	2.09	(0.08)	—	(0.08)
2003	8.06	0.06	3.69	3.75	(0.06)	—	(0.06)
2002	10.30	0.07	(2.24)	(2.17)	(0.07)	—	(0.07)
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	(1.01)

Fasciano Small Equity (11)
2005 (5)	$10.77	$0.03	$0.25	$0.28	($0.02)	$—	($0.02)
2004	9.11	0.07	1.66	1.73	(0.07)	—	(0.07)
2003	6.87	0.04	2.24	2.28	(0.04)	—	(0.04)
2002	9.17	0.01	(2.31)	(2.30)	—	—	—
2001	11.08	(0.08)	(1.83)	(1.91)	—	—	—

Small-Cap Value
2005 (5)	$15.09	$0.20	$1.77	$1.97	($0.20)	($0.71)	($0.91)
2004	12.60	0.22	2.80	3.02	(0.22)	(0.31)	(0.53)
05/01/2003 - 12/31/2003	10.00	0.10	2.60	2.70	(0.10)	—	(0.10)

Multi-Strategy
2005	$16.37	$0.37	$0.25	$0.62	($0.38)	$—	($0.38)
2004	15.16	0.26	1.23	1.49	(0.28)	—	(0.28)
2003	12.48	0.21	2.69	2.90	(0.22)	—	(0.22)
2002	14.82	0.28	(2.20)	(1.92)	(0.28)	(0.14)	(0.42)
2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	(0.40)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income (Loss)
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

Equity Index
2005 (5)	$29.56	4.67%	$2,236,486	0.28%	0.29%	1.60%	8.71%
2004	28.78	10.58%	1,723,653	0.29%	0.29%	1.72%	5.64%
2003	26.46	28.29%	1,641,092	0.30%	0.30%	1.49%	1.00%
2002	20.91	(22.34%)	1,460,074	0.29%	0.29%	1.31%	10.07%
2001	29.54	(12.15%)	2,009,221	0.29%	0.29%	1.06%	4.58%

Small-Cap Index
2005 (5)	$14.29	4.38%	$1,368,115	0.54%	0.54%	0.81%	21.52%
2004	13.76	17.76%	1,377,562	0.55%	0.55%	0.75%	25.15%
2003	11.75	46.53%	645,568	0.55%	0.56%	0.80%	19.09%
2002	8.06	(21.19%)	301,367	0.56%	0.56%	0.91%	49.51%
2001	10.30	1.74%	219,725	0.57%	0.57%	1.05%	51.78%

Fasciano Small Equity (11)
2005 (5)	$11.03	2.66%	$577,340	0.82%	0.84%	0.30%	113.17%
2004	10.77	18.94%	272,533	0.86%	0.93%	0.62%	84.70%
2003	9.11	33.14%	303,500	0.86%	0.98%	0.47%	183.00%
2002	6.87	(25.09%)	235,473	0.86%	0.97%	0.09%	122.32%
2001	9.17	(17.24%)	303,852	0.87%	0.91%	(0.40%)	209.96%

Small-Cap Value
2005 (5)	$16.15	13.65%	$511,970	0.96%	0.98%	1.32%	47.42%
2004	15.09	24.41%	606,338	1.00%	1.01%	1.96%	24.72%
05/01/2003 - 12/31/2003	12.60	26.93%	318,718	1.02%	1.06%	1.79%	44.21%

Multi-Strategy
2005	$16.61	3.78%	$571,801	0.70%	0.70%	2.11%	256.99%
2004	16.37	9.81%	625,588	0.70%	0.70%	1.59%	291.87%
2003	15.16	23.28%	622,688	0.71%	0.71%	1.50%	261.98%
2002	12.48	(13.06%)	554,049	0.70%	0.70%	2.00%	336.62%
2001	14.82	(1.15%)	760,507	0.69%	0.70%	2.55%	220.34%

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
			Net
	Net		Realized
	Asset		and	Total	Dividends	Distributions
	Value,	Net	Unrealized	from	from Net	from
	Beginning	Investment	Gain	Investment	Investment	Capital	Total
For the Year Ended	of Year	Income (1)	(Loss) (1)	Operations	Income	Gains	Distributions

Main Street Core (12)
2005 (5)	$20.27	$0.25	$0.97	$1.22	($0.23)	$—	($0.23)
2004	18.74	0.25	1.54	1.79	(0.26)	—	(0.26)
2003	14.89	0.15	3.87	4.02	(0.17)	—	(0.17)
2002	20.98	0.14	(6.10)	(5.96)	(0.13)	—	(0.13)
2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	(0.41)

Emerging Markets
2005 (5)	$13.13	$0.22	$5.22	$5.44	($0.15)	$—	($0.15)
2004	9.91	0.18	3.23	3.41	(0.19)	—	(0.19)
2003	5.93	0.09	3.97	4.06	(0.08)	—	(0.08)
2002	6.14	0.03	(0.21)	(0.18)	(0.03)	—	(0.03)
2001	6.73	0.04	(0.62)	(0.58)	(0.01)	—	(0.01)

Managed Bond
2005 (5)	$11.29	$0.39	($0.10)	$0.29	($0.37)	($0.36)	($0.73)
2004	11.16	0.30	0.29	0.59	(0.33)	(0.13)	(0.46)
2003	11.59	0.50	0.19	0.69	(0.50)	(0.62)	(1.12)
2002	11.03	0.51	0.66	1.17	(0.52)	(0.09)	(0.61)
2001	10.82	0.57	0.21	0.78	(0.57)	—	(0.57)

Inflation Managed (13)
2005 (5)	$12.38	$0.33	($0.02)	$0.31	($0.35)	($0.84)	($1.19)
2004	12.22	0.08	0.95	1.03	(0.10)	(0.77)	(0.87)
2003	12.06	0.02	0.93	0.95	(0.01)	(0.78)	(0.79)
2002	10.73	0.16	1.47	1.63	(0.12)	(0.18)	(0.30)
2001	10.68	0.44	0.01	0.45	(0.40)	—	(0.40)

Money Market
2005 (5)	$10.09	$0.28	$—	$0.28	($0.28)	$—	($0.28)
2004	10.09	0.10	—	0.10	(0.10)	—	(0.10)
2003	10.09	0.08	—	0.08	(0.08)	—	(0.08)
2002	10.09	0.14	—	0.14	(0.14)	—	(0.14)
2001	10.09	0.38	—	0.38	(0.38)	—	(0.38)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income After
	Asset		Assets,	Expense	Expense	Expense
	Value,		End of	Reductions to	Reductions to	Reductions to	Portfolio
	End of	Total	Year	Average Net	Average Net	Average Net	Turnover
For the Year Ended	Year	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Rates

Main Street Core (12)
2005 (5)	$21.26	5.99%	$2,004,069	0.69%	0.69%	1.24%	83.74%
2004	20.27	9.54%	1,426,317	0.70%	0.70%	1.39%	78.11%
2003	18.74	26.96%	1,172,300	0.71%	0.71%	1.05%	85.27%
2002	14.89	(28.40%)	744,629	0.69%	0.71%	0.73%	71.88%
2001	20.98	(8.87%)	1,300,440	0.69%	0.71%	0.68%	40.87%

Emerging Markets
2005 (5)	$18.42	41.47%	$1,319,163	1.24%	1.25%	1.46%	66.48%
2004	13.13	34.62%	684,704	1.18%	1.21%	2.14%	27.66%
2003	9.91	68.50%	320,113	1.24%	1.25%	1.71%	20.26%
2002	5.93	(3.07%)	148,690	1.33%	1.33%	0.42%	136.43%
2001	6.14	(8.68%)	163,150	1.31%	1.32%	0.92%	84.53%

Managed Bond
2005 (5)	$10.85	2.63%	$3,520,109	0.65%	0.66%	3.54%	825.36%
2004	11.29	5.38%	2,991,450	0.65%	0.65%	2.46%	826.80%
2003	11.16	6.24%	2,619,647	0.66%	0.66%	4.02%	568.34%
2002	11.59	10.93%	2,629,300	0.65%	0.65%	4.55%	379.20%
2001	11.03	7.33%	2,353,055	0.64%	0.65%	5.11%	412.87%

Inflation Managed (13)
2005 (5)	$11.50	2.54%	$2,805,140	0.64%	0.64%	2.81%	1,092.46%
2004	12.38	8.90%	2,335,360	0.64%	0.65%	1.08%	1,040.98%
2003	12.22	8.24%	1,644,339	0.66%	0.66%	0.85%	1,024.08%
2002	12.06	15.45%	1,300,657	0.64%	0.64%	1.97%	621.35%
2001	10.73	4.27%	620,494	0.66%	0.67%	4.04%	873.05%

Money Market
2005 (5)	$10.09	2.82%	$874,177	0.37%	0.37%	2.77%	N/A
2004	10.09	1.01%	1,068,303	0.37%	0.37%	1.00%	N/A
2003	10.09	0.79%	1,161,021	0.37%	0.37%	0.80%	N/A
2002	10.09	1.41%	1,749,545	0.36%	0.36%	1.40%	N/A
2001	10.09	3.86%	1,604,902	0.36%	0.36%	3.70%	N/A

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset	Net	Realized and		Dividends	Distributions
	Value,	Investment	Unrealized	Total from	from Net	from
	Beginning of	Income	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended	Year/Period	(Loss) (1)	(Loss) (1)	Operations	Income	Gains	Distributions

High Yield Bond
2005 (5)	$7.15	$0.49	($0.33)	$0.16	($0.49)	$—	($0.49)
2004	7.02	0.50	0.13	0.63	(0.50)	—	(0.50)
2003	6.28	0.49	0.74	1.23	(0.49)	—	(0.49)
2002	7.07	0.57	(0.78)	(0.21)	(0.58)	—	(0.58)
2001	7.70	0.72	(0.61)	0.11	(0.74)	—	(0.74)

Equity Income
2005	$11.83	$0.21	$0.44	$0.65	($0.21)	($0.35)	($0.56)
2004	10.70	0.17	1.13	1.30	(0.17)	—	(0.17)
2003	8.57	0.13	2.12	2.25	(0.12)	—	(0.12)
01/02/2002 - 12/31/2002	10.00	0.07	(1.42)	(1.35)	(0.08)	—	(0.08)

Large-Cap Value
2005	$12.62	$0.18	$0.59	$0.77	($0.17)	$—	($0.17)
2004	11.62	0.15	1.00	1.15	(0.15)	—	(0.15)
2003	8.95	0.11	2.68	2.79	(0.12)	—	(0.12)
2002	11.73	0.10	(2.79)	(2.69)	(0.09)	—	(0.09)
2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	(0.42)

Comstock (14)
2005 (5)	$10.33	$0.16	$0.27	$0.43	($0.15)	($0.38)	($0.53)
2004	8.91	0.10	1.42	1.52	(0.10)	—	(0.10)
2003	6.82	0.06	2.08	2.14	(0.05)	—	(0.05)
2002	8.77	— (6)	(1.94)	(1.94)	(0.01)	—	(0.01)
2001	9.76	0.03	(0.99)	(0.96)	(0.03)	—	(0.03)

Mid-Cap Growth
2005 (5)	$6.82	($0.03)	$1.25	$1.22	$—	$—	$—
2004	5.61	(0.03)	1.24	1.21	—	—	—
2003	4.30	(0.02)	1.33	1.31	—	—	—
2002	8.12	(0.02)	(3.80)	(3.82)	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.01)	(1.87)	(1.88)	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income (Loss)
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

High Yield Bond
2005 (5)	$6.82	2.37%	$872,657	0.64%	0.64%	7.10%	70.32%
2004	7.15	9.42%	895,618	0.66%	0.66%	7.12%	86.06%
2003	7.02	20.29%	925,494	0.65%	0.65%	7.40%	92.04%
2002	6.28	(3.00%)	524,202	0.65%	0.65%	8.70%	94.99%
2001	7.07	1.35%	484,683	0.63%	0.64%	9.75%	114.19%

Equity Income
2005	$11.92	5.63%	$160,907	0.98%	1.01%	1.41%	68.43%
2004	11.83	12.19%	236,577	1.02%	1.04%	1.57%	51.07%
2003	10.70	26.24%	185,703	1.05%	1.08%	1.54%	66.38%
01/02/2002 - 12/31/2002	8.57	(13.54%)	112,192	1.05%	1.14%	1.45%	42.76%

Large-Cap Value
2005	$13.22	6.16%	$1,898,228	0.88%	0.89%	1.22%	65.04%
2004	12.62	9.93%	2,759,827	0.89%	0.90%	1.46%	34.94%
2003	11.62	31.24%	1,839,283	0.89%	0.91%	1.36%	32.61%
2002	8.95	(22.96%)	1,003,328	0.89%	0.90%	1.13%	41.03%
2001	11.73	(3.65%)	1,048,332	0.88%	0.90%	0.91%	40.69%

Comstock (14)
2005 (5)	$10.23	4.36%	$922,448	0.99%	0.99%	1.60%	25.06%
2004	10.33	17.17%	771,295	1.00%	1.00%	1.34%	32.20%
2003	8.91	31.38%	422,539	1.00%	1.02%	1.18%	72.23%
2002	6.82	(22.15%)	75,103	1.05%	1.05%	0.02%	51.01%
2001	8.77	(9.87%)	86,740	1.05%	1.05%	0.44%	91.97%

Mid-Cap Growth
2005 (5)	$8.04	17.90%	$290,848	0.95%	0.95%	(0.38%)	105.32%
2004	6.82	21.59%	229,789	0.96%	0.96%	(0.48%)	129.31%
2003	5.61	30.39%	167,630	1.00%	1.06%	(0.55%)	300.49%
2002	4.30	(47.03%)	92,318	1.00%	1.09%	(0.51%)	157.58%
01/02/2001 - 12/31/2001	8.12	(18.81%)	99,383	1.00%	1.03%	(0.20%)	95.48%

See Notes to Financial Statements
See explanation of references on E-7

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions
	Net		Net
	Asset		Realized and		Dividends	Distributions
	Value,	Net	Unrealized	Total from	from Net	from
	Beginning of	Investment	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended	Year/Period	Income (1)	(Loss) (1)	Operations	Income	Gains	Distributions

Real Estate (15)
2005 (5)	$21.23	$0.31	$3.12	$3.43	($0.19)	($0.88)	($1.07)
2004	15.85	0.21	5.73	5.94	(0.46)	(0.10)	(0.56)
2003	12.08	0.46	4.02	4.48	(0.43)	(0.28)	(0.71)
2002	12.80	0.46	(0.47)	(0.01)	(0.35)	(0.36)	(0.71)
2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	(0.45)

VN Small-Cap Value (7)
05/02/2005 - 12/31/2005 (5)	$10.00	$0.05	$1.48	$1.53	($0.05)	($0.34)	($0.39)

		Ratios / Supplemental Data
						Ratios
				Ratios of	Ratios of	of Net
				Expenses	Expenses	Investment
	Net		Net	After	Before	Income
	Asset		Assets,	Expense	Expense	After Expense
	Value,		End of	Reductions to	Reductions to	Reductions	Portfolio
	End of	Total	Year/Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Net Assets (4)	Rates

Real Estate (15)
2005 (5)	$23.59	16.79%	$846,390	1.14%	1.14%	1.42%	28.69%
2004	21.23	37.62%	746,211	1.14%	1.14%	3.76%	8.70%
2003	15.85	37.52%	484,315	1.14%	1.14%	4.01%	10.94%
2002	12.08	(0.32%)	299,735	1.15%	1.15%	4.48%	27.12%
2001	12.80	8.55%	236,302	1.15%	1.15%	4.78%	30.13%

VN Small-Cap Value (7)
05/02/2005 - 12/31/2005 (5)	$11.14	15.34%	$70,347	1.05%	1.05%	0.73%	61.41%

(1)	Per share information was converted from tax basis to book basis to conform prior year numbers to current year presentations. This change from tax basis to book basis had no impact on total net assets or net asset value per share. Per share amounts in the range of $0.01 to $0.23 were reclassified between net investment income (loss) and net realized and unrealized gain (loss) for the years 2001 to 2004.

(2)	Total returns for periods of less than one full year are not annualized.

(3)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured commissions, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements.

(4)	The ratios for periods of less than one full year are annualized.

(5)	Per share investment income has been calculated using the average shares method.

(6)	Amount represents less than $0.005 per share.

(7)	Operations commenced on May 2, 2005.

(8)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds (see Note 1 to Financial Statements) in which the portfolios invest.

(9)	Includes return of capital distribution of ($0.01) and ($0.04) for 2005 and 2004, respectively.

(10)	Prior to 02/01/2005, Concentrated Growth Portfolio was named I-Net Tollkeeper Portfolio.

(11)	Prior to 05/01/2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(12)	Prior to 01/01/2003, Main Street Core Portfolio was named Large-Cap Core Portfolio. Prior to 01/01/2002, the portfolio was named Equity Income Portfolio.

(13)	Prior to 05/01/2001, Inflation Managed Portfolio was named Government Securities Portfolio.

(14)	Prior to 05/01/2003, Comstock Portfolio was named Strategic Value Portfolio.

(15)	Prior to 05/01/2002, Real Estate Portfolio was named REIT Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of December 31, 2005 is comprised of thirty-four separate portfolios: the Blue Chip (Large-Cap Growth effective January 1, 2006), Aggressive Growth, Financial Services, Diversified Research, Equity, American Funds® Growth-Income, American Funds® Growth, Technology, Short Duration Bond, Concentrated Growth (formerly I-Net Tollkeeper SM), Growth LT, Focused 30, Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Fasciano Small Equity (formerly Aggressive Equity), Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”), I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds, Inc.
     American Funds Growth-Income and American Funds Growth Portfolios (the “Feeder Portfolios”) invest substantially all of their assets in Class 2 shares of the American Funds Growth-Income Fund and American Funds Growth Fund, respectively, (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and a series of the American Funds Insurance Series®, which is organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The investment objective of the American Funds Growth-Income Fund seeks long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The investment objective of the American Funds Growth Fund seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2005, the American Funds Growth-Income Portfolio owned 3.57% of the American Funds Growth-Income Fund, and the American Funds Growth Portfolio owned 4.81% of the American Funds Growth Fund. American Funds Insurance Series is a registered trademark of AFD.
     Shares of some or all of the portfolios within the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account, each a separate account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, PL&A Separate Account I, Separate Account A, and Pacific COLI Separate Account II, each a separate account of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.
     The portfolios commenced operations as follows: January 4, 1988 — International Value, Multi-Strategy, Main Street Core, Managed Bond, Inflation Managed, Money Market, and High Yield Bond; January 30, 1991 — Equity Index; January 4, 1994 — Growth LT; April 1, 1996 — Fasciano Small Equity and Emerging Markets; January 4, 1999 — Mid-Cap Value, Small-Cap Index, Large-Cap Value, and Real Estate; January 3, 2000 — Diversified Research and International Large-Cap; May 1, 2000 — Concentrated Growth; October 2, 2000 — Focused 30 and Comstock; January 2, 2001 — Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Capital Opportunities, and Mid-Cap Growth; January 2, 2002 — Equity Income; May 1, 2003 — Short Duration Bond and Small-Cap Value; May 2, 2005 — American Funds Growth-Income, American Funds Growth, and VN Small-Cap Value; August 31, 1983 — Equity as a series of the Pacific Corinthian Variable Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.
     A. Portfolio Valuation
     Each portfolio’s net asset value (“NAV”) per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including when foreign markets are closed. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier.
     Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Securities, including options contracts, traded on over-the-counter markets and listed securities for which no sales are reported, are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, or from broker-dealers.
     Fixed income securities are generally valued at the mean between the bid and asked prices obtained from pricing sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Fund’s Board of Trustees (the “Board”). Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.
     Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. Fair values may not be indicative of the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.
     In determining the fair value of securities, the Fund may consider available information including information that becomes known after the

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
closing time of the NYSE, and the values that are determined will be deemed to be the price as of the closing time of the NYSE.
     If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.
     The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign securities. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.
     B. Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. The portfolios’ estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest Income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     C. Distributions to Shareholders
     The portfolios currently declare and pay dividends on net investment income at least annually, except for the Short Duration Bond, Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. Dividends may be declared less frequently if advantageous to the specific portfolio. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. Foreign Currency Translation
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     The Fund does not separately report in the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and change in unrealized appreciation or depreciation from investments.
     Net realized foreign exchange gains and losses arise from sales of a portfolio’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation and depreciation arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.
     E. Expense Allocation
     General expenses of the Fund (including custodial asset-based fees, portfolio accounting and tax fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the Independent Trustees) are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio (including advisory fees, custodial transaction-based fees, legal fees, interest expenses, registration fees, certain taxes, other professional fees, and offering costs) are charged directly to that portfolio.
     F. Offering Costs
     The Fund bears all costs associated with offering expenses including legal, printing and internal support services (Note 3). All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.
     G. Equalization
     The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of portfolios’ shares, equivalent on a per share basis to the amount of net distributable investment income on the date of the transaction, is credited or charged to net undistributed income. As a result, net undistributed investment income per share is unaffected by sales or redemptions of Fund shares.
     H. Futures Contracts
     Certain portfolios may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     I. Options Contracts
     Certain portfolios may write or purchase call and put options on futures, swaps, securities, or currencies. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the option’s quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying futures, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a portfolio may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.
     J. Forward Foreign Currency Contracts
     Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a portfolio’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The charge, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.
     K. Swaps
     Certain portfolios may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return and to manage its exposure to interest and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.
     Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.
     Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or fall short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty.
     In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain (loss) in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.
     L. Loan Agreements
     Certain portfolios may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of December 31, 2005, the Fund had no unfunded loan commitments.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     M. Inflation-Indexed Bonds
     Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     N. Stripped Mortgage-Backed Securities
     Certain portfolios may invest in stripped mortgage-backed securities (“SMBS”). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to book value of the security on coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     O. Government Sponsored Enterprise Securities
     Certain portfolios may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government.
     P. When-Issued Securities and Delayed-Delivery Transactions
     Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s Schedule of Investments. When when-issued securities and delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a when-issued or delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     Q. Short Sales
     Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.
     R. Repurchase Agreements
     Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by Pacific Life or a Portfolio Manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     S. Reverse Repurchase Agreements
     Certain portfolios may enter into reverse repurchase agreements. Under the agreement, a portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.
     T. General Investment Risks
     The price of equity securities changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
     Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     For additional risks, refer to discussions on specific types of investments in Notes 2H through 2S above.
3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS
     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Blue Chip	0.95%
Aggressive Growth	1.00%
Financial Services	1.10%
Diversified Research	0.90%
Equity	0.65%
American Funds Growth-Income	0.95% (1)
American Funds Growth	0.95% (1)
Technology	1.10%
Short Duration Bond	0.60%
Concentrated Growth	1.05%
Growth LT	0.75%
Focused 30	0.95%
Health Sciences	1.10%
Mid-Cap Value	0.85%
International Value	0.85%
Capital Opportunities	0.80%
International Large-Cap	1.05%
Equity Index	0.25%
Small-Cap Index	0.50%
Fasciano Small Equity	0.80%
Small-Cap Value	0.95%
Multi-Strategy	0.65%
Main Street Core	0.65%
Emerging Markets	1.00%
Managed Bond	0.60%
Inflation Managed	0.60%
Money Market	See(2)
High Yield Bond	0.60%
Equity Income	0.95%
Large-Cap Value	0.85%
Comstock	0.95%
Mid-Cap Growth	0.90%
Real Estate	1.10%
VN Small-Cap Value	0.95%

(1)	Until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds (Note 1), Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio.

(2)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.
     The Board approved an Advisory Fee Reduction Program (the “Program”) that may reduce the advisory fees paid to Pacific Life under the Investment Advisory Agreement. Under this Program, Pacific Life will waive a portion of its advisory fees if the Fund’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10 calendar-year period ending December 31st (the “Advisory Fee Reduction Performance”) exceeds the annual rate of 8.00%. The amount, if any, by which the advisory fees will be reduced, will depend upon the amount by which the Advisory Fee Reduction Performance exceeds an annual rate of 8.00% and is determined at the beginning of each calendar year. A waiver of the advisory fee would apply for the period beginning May 1st of the year following the 10-calendar year period through April 30th of the following year. This process will be repeated annually until the Program expiration on April 30, 2007. There is no guarantee that Pacific Life will continue the Program after that date. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007 for all portfolios.
     Pursuant to Portfolio Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for thirty of the thirty-four portfolios. The following firms serve as sub-advisers for the respective portfolios: A I M Capital Management, Inc. for the Blue Chip (effective January 1, 2006, renamed to Large-Cap Growth and managed by Loomis, Sayles & Company L.P.), Aggressive Growth, and Financial Services Portfolios; Capital Guardian Trust Company for the Diversified Research and Equity Portfolios; Columbia Management Advisors, LLC for the Technology Portfolio; Goldman Sachs Asset Management, L.P. for the Short Duration Bond and Concentrated Growth Portfolios; Janus Capital Management LLC for the Growth LT and Focused 30 Portfolios; Jennison Associates LLC for the Health Sciences Portfolio; Lazard Asset Management LLC for the Mid-Cap Value and International Value Portfolios; MFS Investment Management for the Capital Opportunities and International Large-Cap Portfolios; Mercury Advisors for the Equity Index and Small-Cap Index Portfolios; Neuberger Berman Management Inc. for the Fasciano Small Equity Portfolio; NFJ Investment Group L.P. for the Small-Cap Value Portfolio; OppenheimerFunds, Inc. for the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios; Pacific Investment Management Company LLC for the Managed Bond and Inflation Managed Portfolios; Putnam Investment Management, LLC for the Equity Income Portfolio; Salomon Brothers Asset Management Inc for the Large-Cap Value Portfolio; Van Kampen for the Comstock, Mid-Cap Growth, and Real Estate Portfolios; and Vaughan Nelson Investment Management, L.P. for the VN Small-Cap Value Portfolio. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.
     Pursuant to the Investment Advisory and Service Agreements between the Master Funds (Note 1) and Capital Research and Management Company (“CRMC”), CRMC serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2005, CRMC received 0.25% and 0.30% of net advisory fees based on an annual percentage of the average daily net assets of each fund from the American Funds Growth-Income Fund and American Funds Growth Fund, respectively. The advisory fee rates before waiver were 0.28% and 0.33%, respectively, for the same period. Pacific Life serves as the investment adviser for the Feeder Portfolios.
     Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that are outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, and chief compliance officer services, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on an approximate cost basis.
     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund.
4. TRUSTEE DEFERRED COMPENSATION AND RETIREMENT PLANS
     Each Independent Trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each Independent Trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Funds. Pacific Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the Investment Adviser to Pacific Funds. A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation or depreciation of the Trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. Effective January 1, 2005, the Plan was frozen to permit no further deferrals. A new Plan was adopted to comply with

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
section 409A of the Internal Revenue Code. The new Plan is substantially similar to the old Plan, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. Also, the new Plan provides that a trustee may only elect to further defer amounts in a deferral account if (i) such election is made more than 12 months prior to the date such account would otherwise be paid; and (ii) the revised date of payment selected is no earlier than 5 years after the date such account would otherwise have been paid. In addition, the Fund maintains a retirement plan for certain eligible Independent Trustees. As of December 31, 2005, the total deferred trustee compensation liability and the accrued present value of the projected retirement benefit obligations were $815,755 and $801,000, respectively.
5. EXPENSE REDUCTIONS
     To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each portfolio other than the American Funds Growth-Income Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2007. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Any portion of such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the expense cap. For the year ended December 31, 2005, no reimbursement was required by Pacific Life and no repayment was required by the Fund under the expense limitation agreement. All reductions or reimbursements have been fully recouped or expired as of December 31, 2005.
     In the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the Master Fund (Note 1) that exceed an annual rate of 1.01% of its average daily net assets through April 30, 2007. Additionally, if the Securities and Exchange Commission issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio (Note 15), the term shall be two years from the date the substitution occurs. For the period since the portfolio’s inception through December 31, 2005, no reimbursement was required by Pacific Life and no repayment was required by the Fund.
     The Fund may from time to time enter into directed brokerage agreements that can reduce Fund expenses. The portfolios may benefit because credits, cash or other compensation generated (“recaptured commissions”) through the directed brokerage transactions may be used to offset the portfolios’ custody expenses or to pay other portfolio expenses (excluding expenses payable to affiliates). For the year ended December 31, 2005, the total amount of recaptured commissions credited to the Fund through directed brokerage transactions was $2,757,482.
     The Fund has also entered into an arrangement with its custodian, whereby credits are realized as a result of uninvested cash balances.
     The adviser expense reimbursement, recoupment of adviser’s reimbursement, recaptured commissions, and custodian credits, if any, are presented in the accompanying Statements of Operations.
6. TRANSACTIONS WITH AFFILIATES
     The Fund has incurred $240,803,423 of investment advisory fees (after advisory fee waivers of $6,115,212 by Pacific Life, Note 3), and $1,681,287 of expenses for support services provided by Pacific Life (at approximate cost, Note 3) for the year ended December 31, 2005. As of December 31, 2005, $22,566,981 and $610,230 respectively, remained payable. Total support services expenses (reflected in various expense line items in the corresponding portfolios’ Statements of Operations) incurred by each portfolio for the year ended December 31, 2005, were as follows:

Blue Chip	$72,720
Aggressive Growth	9,372
Financial Services	7,786
Diversified Research	51,345
Equity	17,886
American Funds Growth-Income	18,278
American Funds Growth	23,658
Technology	18,179
Short Duration Bond	72,160
Concentrated Growth	9,925
Growth LT	76,508
Focused 30	9,989
Health Sciences	20,435
Mid-Cap Value	105,913
International Value	95,256
Capital Opportunities	15,425
International Large-Cap	107,220
Equity Index	91,140
Small-Cap Index	61,363
Fasciano Small Equity	31,696
Small-Cap Value	31,065
Multi-Strategy	32,028
Main Street Core	79,540
Emerging Markets	45,225
Managed Bond	151,842
Inflation Managed	120,721
Money Market	44,944
High Yield Bond	38,343
Equity Income	18,764
Large-Cap Value	104,828
Comstock	39,300
Mid-Cap Growth	13,035
Real Estate	36,744
VN Small-Cap Value	8,654
     Pacific Select Distributors, Inc. (“PSD”), a wholly owned subsidiary of Pacific Life, serves as the distributor of the Fund. PSD receives a Rule 12b-1 service fee from the Master Funds (Note 1) at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to the applicable Feeder Portfolios. PSD pays to AFD, the principal underwriter of the American Funds Insurance Series (Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made through investments by the Feeder Portfolios in the Master Funds. For the year ended December 31, 2005, the Master Funds incurred $2,490,173 of 12b-1 service fees to PSD, of which $390,729 remained payable as of December 31, 2005. For the same period, PSD incurred $439,926 of marketing expense allowance to AFD, of which $217,212 remained payable as of December 31, 2005.
     Certain officers and directors of Pacific Life are also officers and trustees of the Fund.
7. SECURITIES LENDING
     The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash, letters of credit, or U.S. Government securities in an amount equal to 102% of the market value of loaned U.S. securities, including American Depositary Receipts (“ADRs”) and Global Depositary

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Receipts (“GDRs”), and 105% of the market value of loaned foreign securities, at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral received is invested in State Street Navigator Security Prime Portfolio, a regulated investment company offered by State Street Corporation. The market values of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2005, were as follows:

	Market	Cash
	Value	Collateral
	of	Received for
	Securities	Loans
Portfolio	on loan	Outstanding (1)

Blue Chip	$77,617,902	$79,723,452
Aggressive Growth	9,141,741	9,406,708
Financial Services	2,103,219	2,163,743
Diversified Research	117,382,938	121,123,686
Equity	38,945,769	40,175,971
Technology	25,588,785	26,648,324
Short Duration Bond	28,401,096	28,940,688
Concentrated Growth	1,912,876	1,968,426
Growth LT	108,654,708	113,577,079
Focused 30	29,968,263	30,961,999
Health Sciences	34,163,459	35,232,692
Mid-Cap Value	198,320,319	203,817,720
International Value	338,246,456	359,734,835
Capital Opportunities	5,797,368	5,960,405
International Large-Cap	736,199,580	782,249,198
Equity Index	43,499,097	45,025,625
Small-Cap Index	343,087,216	354,881,386
Fasciano Small Equity	136,558,730	141,259,353
Small-Cap Value	128,022,975	132,024,811
Multi-Strategy	58,819,016	60,644,708
Main Street Core	53,529,676	55,298,430
Emerging Markets	73,799,816	76,523,525
Managed Bond	243,115,455	248,274,946
Inflation Managed	4,634,328	4,730,976
High Yield Bond	109,478,260	111,648,874
Equity Income	9,493,648	9,743,245
Large-Cap Value	90,994,468	93,788,615
Comstock	45,869,023	47,380,642
Mid-Cap Growth	54,645,348	56,311,811
Real Estate	35,063,099	35,922,179
VN Small-Cap Value	17,535,377	18,141,769

(1)	As of December 31, 2005, no non-cash collateral was received for loans outstanding.
     Cash collateral received for securities lending transactions is presented in the respective portfolios’ Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is presented in the respective Statements of Assets and Liabilities. Income generated from securities lending is presented in the respective Statements of Operations.
8. COMMITTED LINE OF CREDIT
     The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”). The interest rate on the borrowing is the Bank’s overnight Federal funding rate, currently 4.00% plus 0.50% (4.50% as of December 31, 2005). The Fund agrees to pay to the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are presented in the accompanying Statements of Operations. The commitment fees are allocated to each portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to that portfolio. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2005 for each portfolio were as follows:

	Weighted	Average
	Average	Dollar
	Interest	Amount of
Portfolio	Rate	Borrowing

Aggressive Growth	3.26%	$1,735,875
Financial Services	3.21%	1,066,149
Equity	3.04%	1,168,577
Technology	3.74%	872,070
Concentrated Growth	4.04%	871,115
Focused 30	3.68%	1,356,912
Health Sciences	3.55%	2,751,568
Mid-Cap Value	3.55%	5,010,788
Capital Opportunities	3.74%	773,405
International Large-Cap	4.37%	15,616,423
Equity Index	3.66%	2,844,622
Fasciano Small Equity	3.38%	447,323
Multi-Strategy	4.18%	2,056,989
Emerging Markets	3.54%	7,270,545
High Yield Bond	3.66%	6,613,362
Equity Income	4.25%	403,404
Mid-Cap Growth	3.29%	2,485,892
9. TAX CHARACTER OF DISTRIBUTIONS
     The tax character of distributions paid during the year ended December 31, 2005, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Blue Chip	$4,189,624	$—	$4,189,624
Financial Services	1,092,763	451,989	1,544,752
Diversified Research	4,956,162	—	4,956,162
Equity	786,194	—	786,194
American Funds Growth- Income	7,708,912	—	7,708,912
American Funds Growth	4,059,580	—	4,059,580
Short Duration Bond (1)	44,439,601	—	44,439,601
Growth LT	3,784,950	—	3,784,950
Focused 30	1,199,062	—	1,199,062
Health Sciences	—	2,560,317	2,560,317
Mid-Cap Value	119,740,400	95,181,455	214,921,855
International Value	37,179,101	—	37,179,101
Capital Opportunities	959,370	—	959,370
International Large-Cap	21,947,151	—	21,947,151
Equity Index	32,819,755	8,600,921	41,420,676
Small-Cap Index	6,481,795	—	6,481,795
Fasciano Small Equity	1,178,739	—	1,178,739
Small-Cap Value	16,532,982	9,812,352	26,345,334
Multi-Strategy	12,695,778	—	12,695,778
Main Street Core	21,233,262	—	21,233,262
Emerging Markets	10,725,906	—	10,725,906
Managed Bond	146,692,149	65,268,605	211,960,754

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Inflation Managed	$245,535,659	$3,098,694	$248,634,353
Money Market	27,526,733	—	27,526,733
High Yield Bond	59,167,308	—	59,167,308
Equity Income	2,994,751	5,163,714	8,158,465
Large-Cap Value	24,098,241	—	24,098,241
Comstock	16,256,089	27,014,497	43,270,586
Real Estate	6,919,309	29,903,246	36,822,555
VN Small-Cap Value	2,331,425	53,575	2,385,000

(1)	Includes return of capital distribution of $2,015,561.
     The tax character of distributions paid during the year ended December 31, 2004, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Blue Chip	$11,292,673	$—	$11,292,673
Financial Services	830,406	—	830,406
Diversified Research	3,242,502	—	3,242,502
Equity	2,737,260	—	2,737,260
Short Duration Bond	30,035,338	—	30,035,338
Focused 30	44,443	—	44,443
Mid-Cap Value	5,531,112	—	5,531,112
International Value	30,268,159	—	30,268,159
Capital Opportunities	2,450,596	—	2,450,596
International Large-Cap	15,820,592	—	15,820,592
Equity Index	28,238,862	—	28,238,862
Small-Cap Index	7,760,247	—	7,760,247
Fasciano Small Equity	1,662,846	—	1,662,846
Small-Cap Value	17,592,085	1,178,507	18,770,592
Multi-Strategy	10,434,467	—	10,434,467
Main Street Core	17,743,309	—	17,743,309
Emerging Markets	9,738,667	—	9,738,667
Managed Bond	85,273,197	30,608,399	115,881,596
Inflation Managed	141,875,433	3,183,920	145,059,353
Money Market	12,321,682	—	12,321,682
High Yield Bond	59,989,809	—	59,989,809
Equity Income	3,310,515	—	3,310,515
Large-Cap Value	33,324,297	—	33,324,297
Comstock	7,649,406	—	7,649,406
Real Estate	13,046,576	6,068,222	19,114,798
     As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation)

Blue Chip	$(15,313,509)	$66,193	$—	$25,557,565
Aggressive Growth	(665,105)	—	—	4,930,095
Financial Services	—	437,526	5,842,091	8,487,538
Diversified Research	(11,375,414)	—	—	143,921,463
Equity	(400,627,782)	43,792	—	20,910,943
American Funds Growth-Income	—	439,488	2,355,209	42,699,627
American Funds Growth	—	805,008	—	133,824,476
Technology	(18,221,768)	—	—	11,758,940
Short Duration Bond	(33,804,671)	1,031,079	—	(11,079,219)
Concentrated Growth	(87,307,479)	—	—	(496,900)
Growth LT	(1,449,317,579)	6,067,543	—	309,416,301
Focused 30	(7,782,276)	122,292	—	25,682,071
Health Sciences	—	4,318,331	879,121	21,927,713
Mid-Cap Value	—	131,765,047	115,867,648	219,524,339
International Value	(106,386,367)	959,742	—	404,159,227
Capital Opportunities	(2,239,505)	103,022	—	(1,722,121)
International Large-Cap	—	2,673,307	92,243,562	434,993,506
Equity Index	—	210,064	29,836,269	78,814,189
Small-Cap Index	(48,708,932)	2,178,879	—	173,640,536
Fasciano Small Equity	(93,122,534)	70,000	—	40,684,418
Small-Cap Value	—	22,897,952	77,561,986	60,332,145
Multi-Strategy	(28,530,271)	—	—	53,354,094
Main Street Core	(178,458,827)	57,245	—	87,952,385
Emerging Markets	—	13,065,226	187,939,854	337,187,623
Managed Bond	(24,311,873)	8,775,355	—	(11,573,469)
Inflation Managed	(24,656,516)	95,178,365	4,580,532	(84,456,311)
Money Market	—	276,829	—	—
High Yield Bond	(152,663,540)	425,403	—	10,341,277
Equity Income	—	2,560,285	24,748,879	12,342,937
Large-Cap Value	—	865,249	114,714,000	156,050,534
Comstock	—	16,859,466	60,247,254	46,106,273
Mid-Cap Growth	(12,182,965)	—	—	50,961,595
Real Estate	—	8,979,242	78,696,230	267,441,113
VN Small-Cap Value	—	464,709	—	3,688,865
     The components of the accumulated capital and other losses as of December 31, 2005, are summarized in Note 10.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
10. FEDERAL INCOME TAX
     Each portfolio intends to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Each portfolio presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during 2005 to qualify as a regulated investment company and is not required to pay Federal income tax under Subchapter M of the Internal Revenue Code (“the Code”). Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.
     Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2005 are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2005, are presented in the following table:

	Net Capital	Net Capital Loss Carryover Expiring in						Post-October	Post-October	Accumulated
	Loss	2008 and						Capital Loss	Foreign Currency	Capital and
Portfolio	Carryover	Prior	2009	2010	2011	2012	2013	Deferral	Loss Deferral	Other Losses

Blue Chip	$(15,313,509)	$—	$—	$—	$(15,313,509)	$—	$—	$—	$—	$(15,313,509)
Aggressive Growth	(316,583)	—	—	(316,583)	—	—	—	(348,522)	—	(665,105)
Financial Services	—	—	—	—	—	—	—	—	—	—
Diversified Research	(11,375,414)	—	—	—	(11,375,414)	—	—	—	—	(11,375,414)
Equity	(400,384,826)	—	(203,665,341)	(136,589,870)	(56,012,015)	(4,117,600)	—	(242,956)	—	(400,627,782)
American Funds Growth-Income	—	—	—	—	—	—	—	—	—	—
American Funds Growth	—	—	—	—	—	—	—	—	—	—
Technology	(18,198,502)	—	—	(14,734,965)	(3,463,537)	—	—	—	(23,266)	(18,221,768)
Short Duration Bond	(29,236,487)	—	—	—	(3,181,305)	(11,968,697)	(14,086,485)	(4,568,184)	—	(33,804,671)
Concentrated Growth	(87,222,703)	—	(44,965,143)	(36,587,462)	(5,670,098)	—	—	(84,776)	—	(87,307,479)
Growth LT	(1,449,317,579)	—	(658,311,630)	(718,788,350)	(72,217,599)	—	—	—	—	(1,449,317,579)
Focused 30	(7,782,276)	—	(167,195)	(7,615,081)	—	—	—	—	—	(7,782,276)
Health Sciences	—	—	—	—	—	—	—	—	—	—
Mid-Cap Value	—	—	—	—	—	—	—	—	—	—
International Value	(106,386,367)	—	—	(60,475,819)	(45,207,972)	(702,576)	—	—	—	(106,386,367)
Capital Opportunities	(1,321,457)	—	—	(1,321,457)	—	—	—	(911,390)	(6,658)	(2,239,505)
International Large-Cap	—	—	—	—	—	—	—	—	—	—
Equity Index	—	—	—	—	—	—	—	—	—	—
Small-Cap Index	(48,708,932)	—	—	(48,708,932)	—	—	—	—	—	(48,708,932)
Fasciano Small Equity	(93,122,534)	—	(24,053,682)	(52,037,967)	(17,030,885)	—	—	—	—	(93,122,534)
Small-Cap Value	—	—	—	—	—	—	—	—	—	—
Multi-Strategy	(28,518,497)	—	—	—	(28,518,497)	—	—	—	(11,774)	(28,530,271)
Main Street Core	(178,458,827)	—	—	—	(178,458,827)	—	—	—	—	(178,458,827)
Emerging Markets	—	—	—	—	—	—	—	—	—	—
Managed Bond	(23,184,989)	—	—	—	—	—	(23,184,989)	(1,126,884)	—	(24,311,873)
Inflation Managed	—	—	—	—	—	—	—	(24,656,516)	—	(24,656,516)
Money Market	—	—	—	—	—	—	—	—	—	—
High Yield Bond (1)	(151,650,851)	(18,702,910)	(53,840,090)	(64,602,916)	(14,504,935)	—	—	(1,012,689)	—	(152,663,540)
Equity Income	—	—	—	—	—	—	—	—	—	—
Large-Cap Value	—	—	—	—	—	—	—	—	—	—
Comstock	—	—	—	—	—	—	—	—	—	—
Mid-Cap Growth	(12,182,965)	—	—	(12,182,965)	—	—	—	—	—	(12,182,965)
Real Estate	—	—	—	—	—	—	—	—	—	—
VN Small-Cap Value	—	—	—	—	—	—	—	—	—	—

(1)	The net capital loss carryover for 2008 and prior includes ($4,558,736) net capital loss carryover expiring in 2007.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of December 31, 2005, are presented in the following table:

	Total			Net		Total			Net
	Cost on	Gross	Gross	Unrealized		Cost on	Gross	Gross	Unrealized
	Tax	Unrealized	Unrealized	Appreciation		Tax	Unrealized	Unrealized	Appreciation
Portfolio	Basis	Appreciation	Depreciation	(Depreciation)	Portfolio	Basis	Appreciation	Depreciation	(Depreciation)

Blue Chip	$1,152,921,583	$39,432,271	$(13,874,706)	$25,557,565	Small-Cap Index	$1,189,963,839	$273,227,612	$(99,587,076)	$173,640,536
Aggressive Growth	60,040,411	5,976,282	(1,046,187)	4,930,095	Fasciano Small Equity	541,205,379	50,866,490	(10,182,072)	40,684,418
Financial Services	73,250,212	11,469,929	(2,982,391)	8,487,538	Small-Cap Value	452,495,190	79,978,248	(19,646,103)	60,332,145
Diversified Research	1,021,466,284	166,485,302	(22,563,839)	143,921,463	Multi-Strategy	590,747,373	69,743,964	(16,389,870)	53,354,094
Equity	292,401,157	26,685,366	(5,774,423)	20,910,943	Main Street Core	1,920,510,055	132,621,480	(44,669,095)	87,952,385
American Funds Growth-Income	739,598,757	42,699,627	—	42,699,627	Emerging Markets	978,939,074	350,781,898	(13,594,275)	337,187,623
American Funds Growth	949,574,890	133,824,476	—	133,824,476	Managed Bond	5,269,686,913	27,874,271	(39,447,740)	(11,573,469)
Technology	106,175,078	12,961,232	(1,202,292)	11,758,940	Inflation Managed	5,562,836,160	26,182,108	(110,638,419)	(84,456,311)
Short Duration Bond	1,572,052,549	904,719	(11,983,938)	(11,079,219)	Money Market	871,076,653	—	—	—
Concentrated Growth	49,557,347	1,024,191	(1,521,091)	(496,900)	High Yield Bond	848,033,380	23,881,734	(13,540,457)	10,341,277
Growth LT	1,259,921,910	324,657,851	(15,241,550)	309,416,301	Equity Income	148,553,657	15,703,955	(3,361,018)	12,342,937
Focused 30	127,956,258	29,213,010	(3,530,939)	25,682,071	Large-Cap Value	1,727,405,572	171,268,005	(15,217,471)	156,050,534
Health Sciences	123,555,258	24,564,560	(2,636,847)	21,927,713	Comstock	889,185,001	71,220,811	(25,114,538)	46,106,273
Mid-Cap Value	2,586,371,035	270,764,885	(51,240,546)	219,524,339	Mid-Cap Growth	240,291,364	55,506,578	(4,544,983)	50,961,595
International Value	1,613,639,555	404,382,564	(223,337)	404,159,227	Real Estate	575,392,346	269,515,907	(2,074,794)	267,441,113
Capital Opportunities	92,223,119	366,995	(2,089,116)	(1,722,121)	VN Small-Cap Value	66,512,606	5,702,237	(2,013,372)	3,688,865
International Large-Cap	2,566,844,812	446,622,327	(11,628,821)	434,993,506
Equity Index	2,153,563,570	381,011,912	(302,197,723)	78,814,189
11. PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2005, are summarized in the following table:

	U.S. Government Securities		Other Securities			U.S. Government Securities		Other Securities
Portfolio	Purchases	Sales	Purchases	Sales	Portfolio	Purchases	Sales	Purchases	Sales

Blue Chip	$—	$—	$1,959,531,494	$2,596,596,510	International Large-Cap	$—	$—	$1,915,699,293	$1,032,901,075
Aggressive Growth	—	—	137,936,218	157,606,005	Equity Index	—	—	598,147,176	169,809,133
Financial Services	—	—	19,746,478	36,496,207	Small-Cap Index	—	—	266,781,057	270,554,740
Diversified Research			697,950,345	197,057,680	Fasciano Small Equity	—	—	598,339,479	427,351,763
Equity	—	—	535,222,276	599,867,173	Small-Cap Value	—	—	241,690,665	347,413,186
American Funds Growth-Income	—	—	749,111,179	9,829,623	Multi-Strategy	1,437,244,941	1,440,869,767	263,297,736	235,607,933
American Funds Growth	—	—	963,128,269	14,241,286	Main Street Core	—	—	1,903,466,136	1,403,187,516
Technology	—	—	284,792,315	281,126,968	Emerging Markets	—	—	857,362,550	607,684,895
Short Duration Bond	999,971,698	825,040,903	871,000,072	599,345,424	Managed Bond	25,945,272,292	13,914,219,480	819,423,361	10,419,371,980
Concentrated Growth	—	—	65,080,692	78,692,806	Inflation Managed	27,989,298,913	25,599,819,094	8,570,991,983	9,986,204,764
Growth LT	—	—	646,763,568	936,783,653	High Yield Bond	—	—	653,952,506	562,077,952
Focused 30	—	—	110,462,495	77,480,865	Equity Income	—	—	132,488,741	206,822,780
Health Sciences	—	—	206,244,534	208,667,689	Large-Cap Value	—	—	1,333,748,733	2,159,114,933
Mid-Cap Value	—	—	2,435,828,637	1,660,265,363	Comstock	—	—	362,083,217	191,574,208
International Value	—	—	479,869,728	683,884,007	Mid-Cap Growth	—	—	265,126,979	245,610,027
Capital Opportunities	—	—	184,243,593	436,776,937	Real Estate	—	—	216,346,142	219,843,000
					VN Small-Cap Value	—	—	91,314,805	33,388,957

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
12. SHARES OF BENEFICIAL INTEREST
     Change in shares of beneficial interest of each portfolio were as follows:

	Blue Chip		Aggressive Growth		Financial Services
	2005	2004	2005	2004	2005	2004

Shares sold	42,688,085	94,534,300	2,775,281	3,764,752	1,621,340	2,406,203
Dividend and distribution reinvested	518,832	1,440,323	—	—	141,386	77,301
Shares repurchased	(135,913,421)	(3,458,223)	(5,743,596)	(2,579,831)	(3,545,438)	(3,366,628)

Net increase (decrease)	(92,706,504)	92,516,400	(2,968,315)	1,184,921	(1,782,712)	(883,124)
Shares outstanding, beginning of year	239,512,849	146,996,449	9,965,902	8,780,981	9,036,718	9,919,842

Shares outstanding, end of year	146,806,345	239,512,849	6,997,587	9,965,902	7,254,006	9,036,718

	Diversified Research		Equity		American Funds Growth-Income (1)
	2005	2004	2005	2004	2005	2004

Shares sold	50,394,736	18,265,383	949,440	2,085,636	72,458,818
Dividend and distribution reinvested	399,369	275,256	40,966	150,854	705,935
Shares repurchased	(5,779,948)	(6,756,171)	(4,624,404)	(6,776,800)	(1,098,957)

Net increase (decrease)	45,014,157	11,784,468	(3,633,998)	(4,540,310)	72,065,796
Shares outstanding, beginning of year/period	49,387,270	37,602,802	19,846,695	24,387,005	—

Shares outstanding, end of year/period	94,401,427	49,387,270	16,212,697	19,846,695	72,065,796

	American Funds Growth (1)		Technology		Short Duration Bond
	2005	2004	2005	2004	2005	2004

Shares sold	92,156,712		9,852,219	8,314,313	46,352,553	60,082,491
Dividend and distribution reinvested	339,111		—	—	4,577,518	3,046,289
Shares repurchased	(1,499,866)		(10,005,168)	(14,827,219)	(31,698,144)	(9,178,530)

Net increase (decrease)	90,995,957		(152,949)	(6,512,906)	19,231,927	53,950,250
Shares outstanding, beginning of year/period	—		20,938,654	27,451,560	143,804,779	89,854,529

Shares outstanding, end of year/period	90,995,957		20,785,705	20,938,654	163,036,706	143,804,779

	Concentrated Growth		Growth LT		Focused 30
	2005	2004	2005	2004	2005	2004

Shares sold	4,453,860	5,377,556	4,847,947	11,310,492	8,716,005	5,399,818
Dividend and distribution reinvested	—	—	184,035	—	120,648	5,423
Shares repurchased	(7,716,625)	(9,339,944)	(23,980,662)	(16,229,598)	(4,868,527)	(4,215,205)

Net increase (decrease)	(3,262,765)	(3,962,388)	(18,948,680)	(4,919,106)	3,968,126	1,190,036
Shares outstanding, beginning of year	14,058,970	18,021,358	94,874,796	99,793,902	11,564,853	10,374,817

Shares outstanding, end of year	10,796,205	14,058,970	75,926,116	94,874,796	15,532,979	11,564,853

	Health Sciences		Mid-Cap Value		International Value
	2005	2004	2005	2004	2005	2004

Shares sold	3,782,834	4,334,234	58,197,621	26,467,875	29,255,027	52,376,102
Dividend and distribution reinvested	269,663	—	12,827,314	303,889	2,334,180	2,068,836
Shares repurchased	(3,869,821)	(4,843,653)	(10,862,004)	(11,948,843)	(47,167,574)	(35,714,747)

Net increase (decrease)	182,676	(509,419)	60,162,931	14,822,921	(15,578,367)	18,730,191
Shares outstanding, beginning of year	13,054,329	13,563,748	92,851,695	78,028,774	142,085,693	123,355,502

Shares outstanding, end of year	13,237,005	13,054,329	153,014,626	92,851,695	126,507,326	142,085,693

	Capital Opportunities		International Large-Cap		Equity Index
	2005	2004	2005	2004	2005	2004

Shares sold	4,158,873	13,379,633	124,728,278	75,548,536	26,312,839	7,668,335
Dividend and distribution reinvested	108,859	281,443	2,475,444	2,090,811	1,407,837	980,342
Shares repurchased	(35,769,921)	(4,750,058)	(12,964,105)	(14,549,896)	(11,964,603)	(10,783,883)

Net increase (decrease)	(31,502,189)	8,911,018	114,239,617	63,089,451	15,756,073	(2,135,206)
Shares outstanding, beginning of year	41,796,819	32,885,801	227,291,051	164,201,600	59,893,165	62,028,371

Shares outstanding, end of year	10,294,630	41,796,819	341,530,668	227,291,051	75,649,238	59,893,165

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Small-Cap Index		Fasciano Small Equity		Small-Cap Value
	2005	2004	2005	2004	2005	2004

Shares sold	13,024,818	19,671,109	30,472,589	5,151,455	9,860,326	18,330,580
Shares issued in connection with acquisition (2)	—	45,602,630	—	—	—	—
Dividend and distribution reinvested	450,442	568,748	106,197	156,011	1,771,827	1,347,655
Shares repurchased	(17,830,139)	(20,706,612)	(3,549,021)	(13,318,562)	(20,117,553)	(4,798,433)

Net increase (decrease)	(4,354,879)	45,135,875	27,029,765	(8,011,096)	(8,485,400)	14,879,802
Shares outstanding, beginning of year	100,080,192	54,944,317	25,313,940	33,325,036	40,176,899	25,297,097

Shares outstanding, end of year	95,725,313	100,080,192	52,343,705	25,313,940	31,691,499	40,176,899

	Multi-Strategy		Main Street Core		Emerging Markets
	2005	2004	2005	2004	2005	2004

Shares sold	1,938,078	2,589,566	26,731,978	10,997,588	24,369,470	24,543,858
Dividend and distribution reinvested	763,039	641,286	994,898	875,588	599,824	769,092
Shares repurchased	(6,494,038)	(6,091,443)	(3,812,254)	(4,070,077)	(5,499,169)	(5,456,346)

Net increase (decrease)	(3,792,921)	(2,860,591)	23,914,622	7,803,099	19,470,125	19,856,604
Shares outstanding, beginning of year	38,220,198	41,080,789	70,362,666	62,559,567	52,146,168	32,289,564

Shares outstanding, end of year	34,427,277	38,220,198	94,277,288	70,362,666	71,616,293	52,146,168

	Managed Bond		Inflation Managed		Money Market
	2005	2004	2005	2004	2005	2004

Shares sold	49,887,281	41,255,479	43,913,985	49,010,472	111,010,418	152,517,128
Dividend and distribution reinvested	19,288,033	10,419,125	21,378,805	12,299,671	2,729,552	1,221,615
Shares repurchased	(9,833,786)	(21,380,550)	(9,880,487)	(7,332,736)	(132,987,708)	(162,919,489)

Net increase (decrease)	59,341,528	30,294,054	55,412,303	53,977,407	(19,247,738)	(9,180,746)
Shares outstanding, beginning of year	265,031,866	234,737,812	188,564,532	134,587,125	105,922,811	115,103,557

Shares outstanding, end of year	324,373,394	265,031,866	243,976,835	188,564,532	86,675,073	105,922,811

	High Yield Bond		Equity Income		Large-Cap Value
	2005	2004	2005	2004	2005	2004

Shares sold	43,061,195	47,203,587	3,315,969	5,688,578	29,125,113	63,859,455
Dividend and distribution reinvested	8,568,518	8,613,060	701,438	280,637	1,815,440	2,640,580
Shares repurchased	(48,838,849)	(62,397,752)	(10,507,714)	(3,334,149)	(106,133,534)	(6,074,222)

Net increase (decrease)	2,790,864	(6,581,105)	(6,490,307)	2,635,066	(75,192,981)	60,425,813
Shares outstanding, beginning of year	125,221,877	131,802,982	19,994,660	17,359,594	218,734,962	158,309,149

Shares outstanding, end of year	128,012,741	125,221,877	13,504,353	19,994,660	143,541,981	218,734,962

	Comstock		Mid-Cap Growth		Real Estate
	2005	2004	2005	2004	2005	2004

Shares sold	23,840,445	27,815,540	12,194,700	10,422,795	4,327,503	7,272,370
Dividend and distribution reinvested	4,317,931	741,432	—	—	1,740,339	936,807
Shares repurchased	(12,660,230)	(1,350,217)	(9,715,113)	(6,613,946)	(5,338,440)	(3,611,908)

Net increase	15,498,146	27,206,755	2,479,587	3,808,849	729,402	4,597,269
Shares outstanding, beginning of year	74,634,966	47,428,211	33,700,134	29,891,285	35,145,545	30,548,276

Shares outstanding, end of year	90,133,112	74,634,966	36,179,721	33,700,134	35,874,947	35,145,545

	VN Small-Cap Value (1)
	2005	2004

Shares sold	7,029,971
Dividend and distribution reinvested	212,704
Shares repurchased	(930,526)

Net increase	6,312,149
Shares outstanding, beginning of period	—

Shares outstanding, end of period	6,312,149

(1)	Operations commenced on May 2, 2005 for American Funds Growth-Income, American Funds Growth, and VN Small-Cap Value Portfolios.

(2)	See Note 13 to Financial Statements regarding shares issued in connection with acquisition.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
13. REORGANIZATION
     On April 30, 2004, the Small-Cap Index (the “Surviving Portfolio”), acquired all of the assets and liabilities of the Small-Cap Equity (the “Acquired Portfolio”), in a tax-free exchange for shares of the Surviving Portfolio, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record, as of the applicable record date, of the Acquired Portfolio. Reorganization costs were paid by Pacific Life subject to partial contribution by the Small-Cap Index sub-adviser via waiver of portfolio management fees associated with assets acquired in the Reorganization. The value of shares issued by the Surviving Portfolio is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized depreciation as of the Reorganization date immediately prior to and after the Reorganization were as follows:

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolio
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Unrealized
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	Depreciation

April 30, 2004	Small-Cap Index	Small-Cap Equity	30,518,481	45,602,630	$649,681,038	$539,910,420	$1,189,591,458	$23,569,409
14. INDEMNIFICATIONS
     Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, effective June 8, 2005, the Fund entered into an agreement with each of the Trustees which provides that the Fund will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the Trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
15. SUBSTITUTION AND SUBSEQUENT EVENTS
     An application for an order of approval for the substitution of the Equity Income Portfolio with shares of the American Funds Growth-Income Portfolio has been filed with the Securities and Exchange Commission (“SEC”). If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares will be exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.
     On November 14, 2005, the Fund’s Board approved plans of reorganization (the “Reorganizations”) subject to approval by the SEC and the shareholders of the Aggressive Growth and Financial Services Portfolios. Under the Reorganizations, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio will acquire all of the assets and liabilities of the Aggressive Growth Portfolio and Financial Services Portfolio, respectively. The Reorganizations are expected to be effective as of the close of business on April 28, 2006, or on a later date as the parties may agree.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Pacific Select Fund:
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index and Small-Cap Index Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) comprising the Blue Chip, Aggressive Growth, Financial Services, Diversified Research, Equity, American Funds® Growth-Income, American Funds® Growth, Technology, Short Duration Bond, Concentrated Growth (formerly I-Net TollkeeperSM), Growth LT, Focused 30, Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Fasciano Small Equity (formerly Aggressive Equity), Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Portfolios as of December 31, 2005, the related statements of operations for the year then ended (as to the American Funds® Growth-Income, American Funds® Growth, and VN Small-Cap Value Portfolios, for the period from commencement of operations through December 31, 2005), the statements of changes in net assets for each of the two years in the period then ended (as to the American Funds® Growth-Income, American Funds® Growth, and VN Small-Cap Value Portfolios, for the period from commencement of operations through December 31, 2005), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Select Fund as of December 31, 2005, the results of their operations, the changes in their net assets, and the related financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 22, 2006

G-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION*
(Unaudited)
     The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”). The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request, at the website, telephone numbers or address listed below:
•	Internet: http://www.PacificLife.com

•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	Pacific Life & Annuity Company’s (“PL&A”) Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997
     The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served**	During Past 5 years	Fund Complex Overseen***

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee of Pacific Funds (9/05 to present); Director of Trustmark Insurance Company; Former Executive Vice President (EVP) and Chief Financial Officer (CFO) (1995 to 2003) of Zurich Life and has been retired since that time; Former EVP and CFO (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former member, Board of Governors (1994 to 1999), of Cranbrook Schools.	55

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee of Pacific Funds (2001 to present); Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	55

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee of Pacific Funds (9/05 to present); Former President (1998 to 2000) of Transamerica Insurance & Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	55

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee of Pacific Funds (2/04 to present); Certified Public Accountant in California (1967 to present); and Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	55

INTERESTED PERSONS

Thomas C. Sutton Year of birth 1942	Chief Executive Officer since 11/14/05 and Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer (08/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chairman of the Board and Chief Executive Officer (1/90 to present), and Director (9/87 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Chief Executive Officer (11/05 to present), Chairman of the Board and Trustee (6/01 to present) of Pacific Funds; Director of The Irvine Company (Real Estate), and Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); and Former Equity Board Member of PIMCO Advisors L.P. (1997).	55

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION* (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served**	During Past 5 years	Fund Complex Overseen***

INTERESTED PERSONS

James T. Morris Year of birth 1960	President since 11/14/05 (Executive Vice President 6/05 11/05)	Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (4/96 to 12/01), and Vice President (4/90 to 3/96) of Pacific Life; Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), and Senior Vice President (8/99 to 12/01) of PL&A; Executive Vice President and Chief Insurance Officer (7/05 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; and President (11/05 to present) and to Executive Vice President (6/05 to 11/05) of Pacific Funds.	55

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President (4/04 to present) and Investment Counsel of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Funds.	55

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present) of Pacific Life; Vice President and Treasurer (6/99 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Funds.	55

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present ), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (04/00 to present) and Chief Compliance Officer (01/03 to present), and Assistant Vice President (08/99 to 4/00) of PL&A; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds.	55

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (4/00 to 4/03) of Pacific Life; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Funds.	55

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) and Director (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Vice President (6/01 to 4/05) and Assistant Secretary (4/05 to present) of Pacific Funds.	55

Katayoun Mobedshahi Year of birth 1972	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel (2/05 to present) of Pacific Life; Associate (5/03 to 2/05), Stradley Ronon Stevens & Young, LLP; Senior Counsel (4/01 to 5/03), Securities & Exchange Commission; Associate General Counsel (10/98 to 4/01), North American Securities Administrators Association (NASAA); and Vice President and Assistant Secretary (4/05 to present) of Pacific Funds.	55

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (08/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (08/97 to present), Vice President (04/91 to present), and Secretary (07/83 to present) of Pacific Life, and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Funds.	55

*	Information is presented as of December 31, 2005 and excludes information pertaining to Ms. Gale Caruso who was elected by shareholders to become an Independent Trustee effective January 1, 2006.

**	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

***	As of December 31, 2005, the “Fund Complex” consisted of Pacific Select Fund (34 portfolios) and Pacific Funds (21 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate portfolios of the Trust (each a “Portfolio” and collectively, the “Portfolios”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Insurance Company (“Pacific Life”) and each Portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Portfolio Managers.” Pacific Life serves as the investment adviser for all of the Portfolios and manages two Portfolios directly. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, Pacific Life has retained other firms to serve as Portfolio Managers under Pacific Life’s supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund and therefore Pacific Life has not retained other Portfolio Managers to manage assets of these portfolios. The Board, including all of the independent Trustees (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on November 14, 2005. At an in-person meeting on June 8, 2005, the Board, including all of the Independent Trustees, approved the portfolio management fee schedules payable to Lazard Asset Management, LLC (“Lazard”), the Portfolio Manager of the International Value and Mid-Cap Value Portfolios. At an in-person meeting on September 12, 2005, the Board, including all of the Independent Trustees, approved new Portfolio Management Agreements with respect to the Large-Cap Growth Portfolio (prior to January 1, 2006, the Blue Chip Portfolio) and the Large-Cap Value Portfolio; approved a transfer of the Portfolio Management Agreement for the Technology Portfolio to an affiliate of the current Portfolio Manager in connection with an internal reorganization; and also approved an addendum to the American Funds Growth-Income Portfolio Management Agreement.
     At these meetings, the Board considered information provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written responses from Pacific Life and each Portfolio Manager to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, compliance, fee comparisons, and other services provided to the Portfolios by Pacific Life and the Portfolio Managers. The Board also reviewed financial and profitability information regarding Pacific Life and the Portfolio Managers, and descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Portfolio. Additionally, counsel to the Independent Trustees provided a memorandum indicating counsel had not identified any issues or omissions in the materials counsel believed would materially affect the Trustees’ assessment of Pacific Life’s and the Portfolio Managers’ performance, organization, skills, and qualifications to manage public money. The Independent Trustees also engaged a service provider to assist them with evaluating the Agreements. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained at the request of the Trustees to provide the Board with reports for certain of the Portfolios which reflected the Portfolio’s management fees, and expense and investment performance information. Additionally, the Board reviewed Morningstar, Inc. data for all of the Portfolios.
     The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Independent Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements in light of the legal advice furnished to them by independent legal counsel and their own business judgment. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements
     In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     Pacific Life, its personnel and its resources. The Trustees considered the depth and quality of Pacific Life’s investment management process, including its sophisticated monitoring and oversight of the Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees discussed the high quality of the products and services provided by Pacific Life, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs, and the back-up support that is directly accessible by shareholders. The Trustees further noted that Pacific Life variable products and related services are market leaders in quality, and that generally these products are well designed, competitive, and frequently upgraded. The Trustees also considered that Pacific Life makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered Pacific Life’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered Pacific Life’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Board reviews information throughout the year on Pacific Life’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on Pacific Life’s compliance with applicable laws and regulations. The Board additionally reviews information on Pacific Life’s responses to regulatory developments and compliance issues raised by regulators throughout the year. Also, the Trustees noted in particular that Pacific Life appeared to have implemented very effective controls and monitoring of investment style consistency by Portfolio Managers.
     The Portfolio Managers. The Trustees considered various materials relating to the Portfolio Managers, including copies of each existing Portfolio Management Agreement; copies of the Form ADV for each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Board’s evaluation of each Portfolio Manager, including qualitative assessments provided verbally by senior management of Pacific Life.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Board considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services to be provided by the Portfolio Managers. The Board considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology to be used by the Portfolio Manager. The Board also considered that the CCO had previously reviewed each Portfolio Manager’s compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Board also considered that each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making its assessments, the Board considered that Pacific Life has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has taken and recommended measures to attempt to remedy relative underperformance by a Portfolio when Pacific Life and the Board believed appropriate.
     The Board concluded that the nature, extent and quality of the investment management services provided by Pacific Life and the Portfolio Managers have benefited and should continue to benefit each respective Portfolio and its shareholders.
2. Investment Results
     The Board first considered the investment results of each Portfolio of the Trust in light of its objective. The Trustees compared each Portfolio’s total returns with the total returns of appropriate groups of peer funds based both on information provided by Pacific Life using Morningstar data, and information provided independently by Lipper at the request of the Trustees in the case of certain Portfolios, and with one or more relevant benchmark indices. This information included each Portfolio Managers’ performance record for the previous year-to-date, one-, three- and five-year (if available) periods, with respect to each Portfolio. In reviewing the Morningstar and Lipper performance data, as well as the respective benchmark indices, the Board noted that several Portfolios, such as the Growth LT, Focus 30, Multi-Strategy and Emerging Markets Portfolios, had superior performance. The Board also observed, however, that the Blue Chip, International Value and Aggressive Growth Portfolios were in the lowest quintile of both the Morningstar and Lipper peer groups, and trailed their respective benchmark indices, and the Board discussed possible action to address the performance of those Portfolios, including possible changes in Portfolio Managers depending in part on recommendations by Pacific Life as the investment adviser. Finally, the Board noted that while the peer groups and universes for the two sets of data differ in certain respects, those differences were understandable given the two organizations’ use of differing definitions for certain investment categories.
     The Board also reviewed the detailed monitoring of Portfolio Managers’ investment results by Pacific Life, including Pacific Life’s policy of recommending to the Board the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Board noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Board noted that there is an excellent record of well managed Portfolios that work well in the Portfolio Optimization asset allocation program utilized under many of the variable products, and that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Board also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by Pacific Life and the benefits of such program for shareholders generally.
     Ultimately the Board concluded that Pacific Life has a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that Pacific Life was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that Pacific Life’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.
3. Advisory Fees and Total Expense Ratios
     The Trustees reviewed the advisory fees and total expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. In this regard, the Board requested and reviewed information from Pacific Life relating to the advisory fees and total operating expense ratios for each of the Portfolios. The Board also reviewed written materials from Morningstar and, in the case of certain Portfolios of the Trust, Lipper data, providing comparative information about each Portfolio’s advisory fees, total expense ratios and the components thereof, relative to those of peer groups presented by Lipper and Morningstar. While the peer groups and universes for the two sets of data differ in certain respects, those differences were viewed by the Trustees as understandable given the two organizations’ use of differing definitions for certain investment categories. The Board also considered information regarding the sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Board was mindful that the fee rates were the result of arms’-length negotiations between Pacific Life and the Portfolio Managers, and that each Portfolios’ portfolio management fees are paid by Pacific Life and are not paid directly by any Portfolio.
     The Trustees observed that many of the Portfolios’ total expenses were ranked in the most favorable categories of their respective universe of funds in the same Lipper category (“Lipper Universe”). The Trustees also observed that several Portfolios’ contractual advisory fees were higher than the median of the respective Lipper Universe. However, the Trustees noted that none of the Portfolios were ranked among those funds in their respective Lipper Universe having the highest total expense ratios. The Trustees noted that most of the Portfolios were subject to expense limits agreed to by Pacific Life.
     The Trustees ultimately concluded that the advisory fees and total expenses of each Portfolio were reasonable compared to the expense levels of the other funds in the Portfolio’s respective peer groups.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding Pacific Life’s costs of sponsoring the Portfolios and information regarding the profitability of Pacific Life.
     Pacific Life’s Costs and Profitability. The Trustees noted that, based on the data available, Pacific Life appears to be providing products that are competitively priced with other funds, especially multi-manager funds, that support variable annuity and life products. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products appeared reasonable at the current time and that one factor in reaching such a conclusion was Pacific Life’s need to ensure that it can honor guarantees and other commitments to many of the variable annuity and variable life insurance contract holders who ultimately are investors in the Trust. The Trustees also noted that analysis of the Trust’s profitability to Pacific Life independent of the insurance product, while difficult to precisely determine in the context of its relationship to the insurance product, supported a conclusion that Pacific Life’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.
     The Trustees also reviewed the results of the Advisory Fee Reduction Program agreed to by Pacific Life at the suggestion of the Trustees. While noting that the Advisory Fee Reduction Program was a recent program with only preliminary results evident to date, the Trustees noted that it had already provided a small positive benefit to shareholders. Further advisory fee waivers may occur during periods of continued strong positive market performance, though it was noted that a dialogue with Pacific Life will continue to ensure the program provides the benefits originally contemplated. The Trustees also reviewed information provided during the past year regarding the structure and manner in which Pacific Life’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Pacific Life’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Portfolio Managers, the Board noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because many manage substantial assets other than the Portfolios and, further, any such an assessment would involve assumptions regarding the Portfolio Managers’ allocation policies, capital structure, cost of capital, business mix and other factors. Accordingly, in the case of the Portfolio Managers, the Board gave less weight to profitability considerations and did not view this data as important given the arms’-length nature of the relationship between Pacific Life and such Portfolio Managers with respect to the negotiation of portfolio management fees.
     Economies of Scale. The Trustees noted and considered information relating to economies of scale provided by Pacific Life. The Trustees further noted Pacific Life consistently has reinvested in the business in the form of improvements in technology and product innovations. After many years of entrepreneurial work in developing and investing in its variable products business, the Trustees noted that Pacific Life shows reasonable profits from this line of business.
     The Trustees also considered Pacific Life’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement whereby Pacific Life will reimburse the Trust for certain expenses that exceed stated expense caps. In particular, the Trustees noted that previously, in 2003, they had retained an independent consultant specifically to look at advisory fees and sub-advisory fees, and to make recommendations to the Board regarding ways in which economies of scale might be shared with shareholders. It was noted that the consultant had reviewed substantial data about the Trust and its advisory fees, and had met with the Independent Trustees as well as the full Board. In the course of those meetings there was a full discussion of the level of advisory fees and breakpoints, including the differences between breakpoints in the sub-investment advisory fee schedules and the advisory fee schedules, and that the Advisory Fee Reduction Program was agreed upon as a result of the discussions initiated by that consultant, and represents the Board’s and Pacific Life’s agreement that economies would be shared at times when Pacific Life’s advisory fee revenues are enhanced by market returns. The Trustees noted that the Advisory Fee Reduction Program functions to enable all Portfolio shareholders to share in the economies generated by a positive market environment.
     The Trustees further noted that they had met in 2004 with an independent consultant from Lipper with expertise in the mutual fund industry who had been engaged by the Independent Trustees to present an assessment of the Trust’s advisory and sub-advisory fee levels, fund performance, brokerage costs and similar matters.
     The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis also was complicated by the additional services and content provided by Pacific Life and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services as discussed above. Accordingly, the Trustees also sought to evaluate economies of scale by reviewing other information, such as year-over-year profitability of Pacific Life generally from its variable product lines. The Trustees further noted that Pacific Life’s variable products business (including the underlying Trust) does not directly benefit from the same economies of scale that apply to mutual funds not supporting variable insurance products, given certain characteristics of its associated structure, such as guarantees in respect of some variable policies. However, the Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels.
     The Trustees further determined that Pacific Life is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The materials indicated that Pacific Life has taken steps to ensure that shareholders benefit as the size of the Portfolios has increased by negotiating favorable terms with service providers, and providing certain support services to the Portfolios on a cost only basis as opposed to an asset-based charge.
     The Board concluded that the Portfolios’ cost structures were reasonable and that Pacific Life was sharing economies of scale with each Portfolio and its shareholders, to their benefit.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
5. Ancillary Benefits
     The Trustees considered a variety of other benefits received by Pacific Life, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including reimbursement at cost for support services, as well as commissions paid to broker-dealers affiliated with the Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel, the Trustees concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable to each Portfolio and its shareholders, that each Portfolio’s shareholders received reasonable value in return for the advisory fees and other amounts paid to Pacific Life and its respective Portfolio Manager, if applicable, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders.
Other Investment Advisory and Portfolio Management Agreement Approvals
     In addition to considering the existing Portfolio Management Agreements during the fiscal period July 1, 2005 through December 31, 2005, the Board considered and approved changes with respect to the American Funds Growth-Income, Large-Cap Value, Large-Cap Growth, International Value, Mid-Cap Value and Technology Portfolios. Under the 1940 Act, a change in Portfolio Managers, a change in the compensation paid to Portfolio Managers, or an assignment of any Portfolio Management Agreement requires shareholder approval of a new Portfolio Management Agreement. However, under an exemptive order issued to Pacific Life by the Securities and Exchange Commission (“SEC”) on January 13, 1999, Pacific Life can hire, terminate and replace, as applicable, portfolio managers and enter into new Portfolio Management Agreements (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval.
     American Funds Growth-Income Portfolio
     At an in-person meeting on September 12, 2005, the Board considered and approved an addendum to the Trust’s Amended and Restated Master-Feeder Addendum to the Amended and Restated Advisory Agreement with respect to the American Funds Growth-Income Portfolio (the “Addendum”). The Addendum was proposed in response to a request from the SEC staff in connection with an application which was recently submitted to the SEC seeking approval to substitute the Equity Income Portfolio with the American Funds Growth-Income Portfolio as an investment option under certain variable annuity contracts and variable life insurance policies issued by Pacific Life or its affiliates. The Addendum was proposed in response to the staff’s request for Pacific Life to ensure that the aggregate advisory and 12b-1 fees for the American Funds Growth-Income Portfolio would not exceed the advisory fees of the Equity Income Portfolio, as long as the American Funds Growth-Income Portfolio invests substantially all of its assets in a master fund. The Trustees approved an annual advisory fee payable to Pacific Life with respect to the American Funds Growth-Income Portfolio in an amount equal to 0.95% of net assets less the sum of any advisory and 12b-1 fees paid by any master fund in which the feeder fund invests. This formula cannot be altered to increase Pacific Life’s fee without shareholder approval. The current annual fee payable to Pacific Life under the revised fee structure is 0.44% of net assets, and a waiver, which brings the fee to 0.36% of net assets per year, would still remain in place until the earlier to occur of May 1, 2007 or such time as the Portfolio no longer invests substantially all of the assets of the Portfolio in a single open-end investment company or series thereof (a master fund), as provided in the waiver agreement.
     The Board, including all of the Independent Trustees, considered and approved the Addendum which provided for an advisory fee lower than under the previous Addendum with no reduction in the services that Pacific Life would provide.
     International Value and Mid-Cap Value Portfolios
     At an in-person meeting on June 8, 2005, the Board considered and approved fee schedules to the applicable Portfolio Management Agreements with respect to the portfolio management fees payable to Lazard for the International Value and Mid-Cap Value Portfolios. The fee schedules reflect portfolio management fees payable, retroactive to January 1, 2005, on the basis of the combined assets of the International Value and Mid-Cap Value Portfolios of the Trust, as well as the PF Lazard International Value Fund and PF Lazard Mid-Cap Value Fund, both of which are series of Pacific Funds (a registered investment company also managed by Pacific Life). The fee schedules were revised to reflect Lazard and Pacific Life’s understanding of the payment methodology that has been in place since January 1, 2005, which was previously approved and considered by the Board.
     The Board, including all of the Independent Trustees, considered and approved the fee schedule.
     Technology Portfolio
     At the September 12, 2005 meeting, the Board approved the transfer of the Portfolio Management Agreement for the Technology Portfolio to Columbia Management Advisors, LLC (“CMA LLC”), as the successor to Columbia Management Advisors, Inc. (“CMA”), the previous portfolio manager. The transfer, effective September 30, 2005, occurred due to an internal corporate reorganization in which CMA was merged into Banc of America Capital Management, LLC (“BACAP”), an affiliate of CMA (the “Merger”). Simultaneous with the Merger, BACAP was renamed to CMA LLC and now serves as the Portfolio Manager to the Technology Portfolio.
     The Board reviewed a memo from CMA and a legal opinion provided by its outside legal counsel which concluded that no change of control would occur under the 1940 Act as a result of the Merger. The Board considered that, based on representations from CMA, the personnel and day-to-day operations of the management area responsible for the management of the Portfolio were not expected to change as a result of the Merger. The Board noted that the Merger was not expected to result in a change of control or management of CMA, thus not result in a termination of the current Portfolio Management Agreement or a change of any terms thereto.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Board concluded that the approval of the transfer of the Portfolio Management Agreement was to permit the current Portfolio Manager to undergo a corporate reorganization, which was a change in form, but not in the nature or quality of services to be provided to the Technology Portfolio. Thus, the Board, including all of the Independent Trustees, considered and approved the transfer of the Portfolio Management Agreement to CMA LLC.
     Large-Cap Growth Portfolio
     At the September 12, 2005 meeting, the Board also approved a Portfolio Management Agreement with Loomis, Sayles & Company, L.P. (“Loomis”) with respect to the Large-Cap Growth Portfolio, (prior to January 1, 2006, this Portfolio was known as the Blue Chip Portfolio) (the “Loomis Agreement”), and appointed Loomis as the new Portfolio Manager. In connection with this matter, also at the September 12, 2005 meeting, the Board terminated the Portfolio Management Agreement for the Portfolio with the prior portfolio manager as of the close of business December 31, 2005. Loomis Sayles’ appointment as Portfolio Manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.
     The Board evaluated the Loomis Agreement principally with reference to the factors described below under the heading entitled “Factors.” Additionally, the Board considered the various screening processes that Pacific Life utilizes in proposing a new Portfolio Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the conduct of due diligence on the investment resources, personnel and operations of a Portfolio Manager and assessing the investment strategies used by a Portfolio Manager.
     The Board also noted that the fee rates payable under the Loomis Agreement are the result of arms’-length negotiations between Pacific Life and Loomis, and that the Portfolio’s management fees are paid by Pacific Life to the Portfolio Manager and are not paid directly by such Portfolio.
     Large-Cap Value Portfolio
     At the September 12, 2005 Board meeting, the Board voted and approved the continuation of Salomon Brothers Asset Management, Inc. (“Salomon Brothers”) as the Portfolio Manager for the Large-Cap Value Portfolio and a new Portfolio Management Agreement with Salomon Brothers, effective December 1, 2005 (the “Salomon Agreement”). Citigroup, Inc., the parent company of Salomon Brothers, sold substantially all of its worldwide asset management business (the “Transaction”) including the Portfolio Manager, Salomon Brothers, to Legg Mason, Inc. (“Legg Mason”). The Transaction resulted in an assignment under the 1940 Act of the previous Portfolio Management Agreement, as amended, among and between Salomon Brothers, Pacific Life, and the Trust. As a result of the assignment, the previous agreement terminated once the Transaction was complete.
     The Board evaluated the Salomon Agreement principally with reference to the factors discussed further below under the heading entitled “Factors.” Additionally, the Board considered that: (i) no changes are expected in the management of the Large-Cap Value Portfolio; (ii) no changes were proposed in the advisory or portfolio management fee schedules; (iii) no changes are expected in the management personnel of the Large-Cap Value Portfolio as a result of the Transaction; and (iv) Pacific Life recommended the continuation of Salomon Brothers.
     Factors
     In evaluating the approvals described above regarding the Loomis and Salomon Agreements during the Board’s September 12, 2005 meeting, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     The Board considered the benefits to shareholders of retaining Loomis Sayles, particularly in light of the nature, extent, and quality of the services to be provided by Loomis Sayles. As noted previously, in connection with the annual consideration of the renewal of the Portfolio Management Agreements, the Board also considered the benefits to shareholders of continuing to retain Salomon Brothers, particularly in light of the nature, extent, and quality of the services to be provided by Salomon Brothers. Under both the Loomis and Salomon Agreements, the Portfolio Managers would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities would be purchased or sold by the applicable Portfolio. The Board considered the quality of the management services expected to be provided to the Portfolios over both the short- and long-term, the organizational depth and resources of the Portfolio Managers, including the background and experience of the Portfolio Managers’ management and the expertise of the portfolio management teams, as well as the investment methodology to be used. The Board also considered that the Trust’s CCO had or would review the compliance operations of the Portfolio Managers, including the assessment of their compliance programs as required under Rule 38a-1 of the 1940 Act and their code of ethics prior to the effectiveness of the applicable Agreements. The Board also considered that both Portfolio Managers agreed to cooperate with the CCO in reviewing its compliance operations. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by Loomis Sayles and Salomon Brothers.
     In making its assessments, the Board took note of the due diligence Pacific Life conducted with respect to Loomis Sayles, and was aided by the assessments and recommendations of Pacific Life and the materials provided by Loomis Sayles. The Board considered, with respect to Salomon Brothers, that Pacific Life has historically exercised diligence in monitoring the performance of the Trust’s Portfolio Managers, and has taken and recommended measures to attempt to remedy relative underperformance by a fund when Pacific Life and the Board believed appropriate.
2. Investment Results
     The performance record of Loomis Sayles examined by the Board reflected accounts that had some policies that varied from those of the Portfolio, and the strategy of the Portfolio was changed to align it more closely to the other accounts managed by Loomis Sayles. The Board considered information about the historical performance of a mutual fund advised by Loomis Sayles that had substantially similar investment strategies to the Portfolio (the “Loomis Sayles Growth Fund”), as well as information comparing the performance of the Loomis Sayles Growth Fund with the performance of the Pacific Select Fund’s Blue Chip Portfolio for the year-to-date, one-, and three- year periods, and found that the Loomis Sayles Growth Fund had outperformed the prior portfolio manager over the year-to-date, one-, and three-year periods. The Board also considered the performance of the Loomis Sayles Growth Fund against a pertinent benchmark, noting that the Loomis Sayles Growth Fund had outperformed the benchmark during the year-to-date, one-, three-, and five- year

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
periods. The Board considered materials compiled by management from an independent source as well as materials provided directly to the Independent Trustees from a separate independent source.
     The Board also noted that the appointment of Loomis Sayles was expected to benefit all shareholders, including those who utilize the portfolio optimization models offered through Pacific Life’s asset allocation service. The Board also considered the need for Loomis Sayles to adhere to its investment mandates, which could at times have an impact on the Portfolio’s performance. The Board determined that Loomis Sayles’ performance record was acceptable and that Loomis Sayles should be engaged to manage the Portfolio’s assets.
     The significant consideration of the Board regarding the new Salomon Agreement was the impact on the Portfolio with respect to the changes in the corporate organization of Salomon Brothers, and on their personnel and their resources that would be available in managing the Portfolio. The Board concluded, based on representations from Salomon Brothers and Legg Mason, that there would be no changes to Salomon Brothers’ personnel or resources that are available to manage the Portfolio that would adversely impact the investment management services provided to the Portfolio. The Board also considered that Salomon Brothers would continue to be responsible for the day-to-day management of the Portfolio and that the terms and conditions of the new Agreement were the same or substantially the same as that of the previous Portfolio Management Agreement with Salomon Brothers.
     The Board also considered the need for Salomon Brothers to adhere to its investment mandates, which could at times have an impact on the Portfolio’s performance. As noted previously, in connection with the annual consideration of the renewal of the Portfolio Management Agreement, the Board considered Salomon Brothers’ performance record for the previous year-to-date, one-, three- and five- year periods and since inception as of June 30, 2005, with respect to the Portfolio, and concluded that Salomon Brothers should continue to manage the Portfolio’s assets.
3. Sub-Advisory Fees and Total Expenses
     In assessing the portfolio management fees to be charged by Loomis Sayles with respect to the Large-Cap Growth Portfolio, the Board compared the fees to be paid under the Loomis Agreement to the portfolio management fees that were paid to the Portfolio’s prior portfolio manager. The Board noted that although there was a decrease in the weighted fees, based on the current size of the Portfolio, to be paid by Pacific Life to Loomis Sayles under the Loomis Agreement in comparison to the weighted fees paid to the Portfolio’s prior portfolio manager, based on the current size of the Portfolio, the advisory fee schedule to be paid to Pacific Life under the Trust’s Advisory Agreement would remain the same. The Board also noted that the portfolio management fee payable to Loomis Sayles under the Loomis Agreement contained breakpoints, which would cause the rate paid by Pacific Life to be reduced as the Portfolio’s asset level rose. The Board also considered information regarding the advisory and sub-advisory fees paid by other accounts managed by Loomis Sayles. The Board considered that the fees payable under the Loomis Agreement are comparable to the advisory and sub-advisory fees paid by other accounts managed by Loomis Sayles. The Board noted that Pacific Life would incur costs in connection with this Portfolio Manager change.
     In assessing the portfolio management fees to be charged by Salomon Brothers, with respect to the Large-Cap Value Portfolio, the Board considered that there were no changes expected in the advisory or portfolio management fee schedules. As noted previously in connection with the annual consideration of the renewal of the Portfolio Management Agreements, the Board also considered information regarding the sub-advisory fees charged under other investment advisory contracts. Additionally, the Board reviewed the overall advisory fees and total expenses of the Portfolio, a component of which is the portfolio management fees, and compared such amounts with the average fee and expense levels of other portfolios in applicable peer groups.
     The Board was mindful that the fee rates were the result of arms’-length negotiations between Pacific Life and the Portfolio Managers, and that both Portfolios’ portfolio management fees are paid by Pacific Life and are not paid directly by the Portfolios. In light of these factors, the Board determined that the fees under the Loomis and Salomon Agreements were reasonable.
4. Profitability to the Portfolio Managers and Other Benefits
     The Board considered the estimated profitability of the Loomis Agreement to Loomis Sayles to the extent practicable based on the financial information provided by Loomis Sayles. As noted previously, in connection with the annual consideration of the renewal of the Portfolio Management Agreements, the Board also considered the estimated profitability of the Salomon Agreement to Salomon Brothers to the extent practicable based on the financial information provided by Salomon Brothers. The Board considered that generally it is difficult to accurately determine or evaluate the potential profitability to the Portfolio Managers because both manage substantial assets and, further, that any such assessment would involve assumptions regarding their asset allocation policies, capital structure, cost of capital, business mix and other factors. The Board noted that Loomis Sayles represented that it would utilize soft dollar credits generated by the Large-Cap Growth Portfolio commissions to pay for research services, and Loomis Sayles does not currently use broker-dealers that are affiliated with Loomis Sayles to effect portfolio transactions for its clients. The Board also considered any benefits to be derived by Salomon Brothers from its relationship to the Large-Cap Value Portfolio, such as soft dollar credits generated by Portfolio commissions to pay for research in certain circumstances.
     The Board concluded that any potential benefits to be derived by the managers from their relationship with the Portfolios included benefits which were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual. The Board gave less weight to profitability considerations and did not view this data as important, given the arms’-length nature of the relationship between Pacific Life and both Loomis Sayles and Salomon Brothers with respect to the negotiation of portfolio management fees. The Board also concluded that at the current time, given both Portfolios’ asset levels, the current fee structures reflected in the Loomis and Salomon Agreements were reasonable.
5. Economies of Scale
     The Board considered the extent to which economies of scale would be realized as assets of the Large-Cap Growth Portfolio grow. The Board noted that there is an expense limitation agreement in place for the Trust. The Board concluded that at the current time, given the Portfolio’s asset levels, the current fee structure reflected in the Loomis Agreement was appropriate. As noted above in connection with the annual consideration of the renewal of the Portfolio Management Agreements, the Board considered matters related to economies of scale for the Large-Cap Value Portfolio. The Board concluded that

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
both Loomis Sayles and Salomon Brothers would share economies of scale with the Large-Cap Growth Portfolio and the Large-Cap Value Portfolio and their respective shareholders, to their benefit.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the compensation payable under the Portfolio Management Agreements are fair and reasonable and is not excessive, and that the Portfolio Management Agreements are in the best interests of the applicable Portfolios and their respective shareholders.

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Fund will file Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, when required to be filed pursuant to applicable regulations, will be available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s Statement of Additional Information, which is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
Availability of Proxy Voting Record
     The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s Webpage at http://www.PacificLife.com; and (ii) on the SEC’s Web site at http://www.sec.gov.
Availability of a Complete Schedule of Investments
     The Fund’s annual and semi-annual reports may contain a summary schedule of investments (SOI) for certain portfolios. A complete schedule for each summary SOI presented is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	PL&A’s Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Annual Report
as of December 31, 2005

•	Pacific Select Fund

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Pacific Select Fund
700 Newport Center Drive
PO Box 7500
Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No.	15-20951-08
1331-6A
85-23211-05

Item 2.     Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.
Item 3.     Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.
Item 4.     Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2005 and 2004 were $360,727 and $291,000, respectively.

(b)	Audit-Related Fees. For the fiscal year ended December 31, 2005, the aggregate audit-related fee of $28,500 was billed to the Registrant by the principal accountant for attestation for Registrant’s Advisory Fee Reduction Program. For the year ended December 31, 2004, there were no audit-related fees billed to the Registrant by the principal accountant.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2005 and 2004.

(d)	All Other fees. For the fiscal year ended December 31, 2005, there were no other fees billed to the Registrant by the principal accountant. For the fiscal year ended December 31, 2004, a fee of $2,000 was billed to the Registrant by the principal accountant for services in connection with the Irish Withholding Exemption.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or
(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.
(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.
Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2005 and 2004 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $76,700 and $4,000, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5.     Audit Committee of Listed Registrants—not applicable.

Item 6.     Schedule of Investments—Schedule I.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
COMMON STOCKS - 98.01%

Autos & Transportation - 2.34%

Burlington Northern Santa Fe Corp	72,310	$5,120,994
Cooper Tire & Rubber Co †	17,700	271,164
CSX Corp	41,000	2,081,570
Dana Corp †	26,728	191,907
FedEx Corp	58,288	6,026,396
Ford Motor Co †	370,744	2,862,144
General Motors Corp †	113,544	2,205,024
Genuine Parts Co	32,675	1,435,086
Harley-Davidson Inc	56,100	2,888,589
Navistar International Corp * †	15,260	436,741
Norfolk Southern Corp	76,600	3,433,978
PACCAR Inc	32,398	2,242,914
Southwest Airlines Co	140,530	2,308,908
The Goodyear Tire & Rubber Co * †	38,700	672,606
Union Pacific Corp	50,400	4,057,704
United Parcel Service Inc ‘B’	214,500	16,119,675

		52,355,400

Consumer Discretionary - 11.80%

Alberto-Culver Co	14,207	649,970
Allied Waste Industries Inc * †	42,100	367,954
Amazon.com Inc * †	54,700	2,579,105
Apollo Group Inc ‘A’ *	30,500	1,844,030
AutoNation Inc * †	42,600	925,698
AutoZone Inc *	12,400	1,137,700
Avon Products Inc	90,700	2,589,485
Bed Bath & Beyond Inc *	59,900	2,165,385
Best Buy Co Inc	80,948	3,519,619
Big Lots Inc * †	16,400	196,964
Carnival Corp (Panama)	87,500	4,678,625
Cendant Corp	197,728	3,410,808
Cintas Corp	28,300	1,165,394
Circuit City Stores Inc	31,900	720,621
Clear Channel Communications Inc	104,112	3,274,322
Coach Inc *	72,200	2,407,148
Convergys Corp *	27,189	430,946
Cooper Industries Ltd ‘A’ (Bermuda)	16,400	1,197,200
Costco Wholesale Corp	91,744	4,538,576
Darden Restaurants Inc	30,900	1,201,392
Dillard’s Inc ‘A’ †	13,700	340,034
Dollar General Corp	54,293	1,035,368
Eastman Kodak Co †	60,700	1,420,380
eBay Inc *	224,800	9,722,600
Electronic Arts Inc *	59,500	3,112,445
Family Dollar Stores Inc	32,400	803,196
Federated Department Stores Inc	51,088	3,388,667
Gannett Co Inc	48,200	2,919,474
Harrah’s Entertainment Inc	32,950	2,349,006
Hasbro Inc	31,925	644,247
Hilton Hotels Corp	70,400	1,697,344
International Flavors & Fragrances Inc	14,700	492,450
International Game Technology	65,100	2,003,778
J.C. Penney Co Inc	47,700	2,652,120
Jones Apparel Group Inc	22,900	703,488
Kimberly-Clark Corp	91,961	5,485,474
Knight-Ridder Inc †	13,100	829,230
Kohl’s Corp *	64,600	3,139,560
Leggett & Platt Inc	36,000	826,560
Limited Brands Inc	71,707	1,602,651
Liz Claiborne Inc	19,920	713,534
Lowe’s Cos Inc	149,300	9,952,338
Marriott International Inc ‘A’	36,700	2,457,799
Mattel Inc	77,650	1,228,423
Maytag Corp †	15,100	284,182
McDonald’s Corp	242,200	8,166,984
Meredith Corp	7,100	371,614
Monster Worldwide Inc *	19,700	804,154
Newell Rubbermaid Inc †	52,134	1,239,747
News Corp ‘A’	486,700	7,568,185
Nike Inc ‘B’	39,700	3,445,563
Nordstrom Inc	46,040	1,721,896
Office Depot Inc *	59,800	1,877,720
OfficeMax Inc †	18,000	456,480
Omnicom Group Inc	36,200	3,081,706
R.R. Donnelley & Sons Co	38,500	1,317,085
RadioShack Corp	30,544	642,340
Reebok International Ltd	10,580	616,073
Robert Half International Inc	29,300	1,110,177
Sabre Holdings Corp ‘A’	24,402	588,332
Sears Holdings Corp *	19,405	2,241,901
Snap-On Inc	9,550	358,698
Staples Inc	145,425	3,302,602
Starbucks Corp *	155,000	4,651,550
Starwood Hotels & Resorts Worldwide Inc	41,370	2,641,888
Target Corp	170,300	9,361,391
The Black & Decker Corp	15,100	1,313,096
The E.W. Scripps Co ‘A’	16,100	773,122
The Gap Inc	118,710	2,094,044
The Home Depot Inc	414,550	16,780,984
The Interpublic Group of Cos Inc * †	74,258	716,590
The McGraw-Hill Cos Inc	74,300	3,836,109
The New York Times Co ‘A’ †	30,300	801,435
The Stanley Works	12,300	590,892
The TJX Cos Inc	90,200	2,095,346
The Walt Disney Co	373,006	8,940,954
Tiffany & Co †	27,200	1,041,488
Time Warner Inc	909,160	15,855,750
Tribune Co	54,614	1,652,620
Univision Communications Inc ‘A’ *	50,300	1,478,317
V.F. Corp	18,300	1,012,722
Viacom Inc ‘A’ * †	5,900	193,284
Viacom Inc ‘B’ *	294,786	9,610,024
Wal-Mart Stores Inc	487,500	22,815,000
Waste Management Inc	107,160	3,252,306
Wendy’s International Inc	23,400	1,293,084
Whirlpool Corp	12,700	1,063,752
Yahoo! Inc *	246,508	9,658,183
Yum! Brands Inc	57,140	2,678,723

		263,919,201

Consumer Staples - 7.65%

Albertson’s Inc	78,778	1,681,910
Altria Group Inc	404,852	30,250,541
Anheuser-Busch Cos Inc	149,300	6,413,928
Brown-Forman Corp ‘B’	17,222	1,193,829
Campbell Soup Co	43,200	1,286,064
Coca-Cola Enterprises Inc	63,100	1,209,627
Colgate-Palmolive Co	100,400	5,506,940
ConAgra Foods Inc	98,000	1,987,440
Constellation Brands Inc ‘A’ *	37,000	970,510
CVS Corp	155,700	4,113,594
General Mills Inc	67,000	3,304,440
H.J. Heinz Co	67,250	2,267,670
Kellogg Co	54,500	2,355,490
McCormick & Co Inc	25,900	800,828
Molson Coors Brewing Co ‘B’	13,390	896,996
PepsiCo Inc	323,380	19,105,290
Reynolds American Inc †	19,300	1,839,869
Safeway Inc	84,800	2,006,368
Sara Lee Corp	149,125	2,818,462
SUPERVALU Inc	25,300	821,744
Sysco Corp	116,900	3,629,745
The Clorox Co	29,200	1,661,188
The Coca-Cola Co	402,100	16,208,651

See Notes to Financial Statements	See explanation of symbols and items, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value
The Hershey Co	39,400	$2,176,850
The Kroger Co *	136,400	2,575,232
The Pepsi Bottling Group Inc	34,200	978,462
The Procter & Gamble Co	654,079	37,858,093
Tyson Foods Inc ‘A’	46,300	791,730
UST Inc	32,400	1,322,892
Walgreen Co	194,300	8,599,718
Whole Foods Market Inc	27,400	2,120,486
Wm. Wrigley Jr. Co †	35,900	2,386,991

		171,141,578

Energy - 2.75%

Anadarko Petroleum Corp	46,188	4,376,313
Apache Corp	63,144	4,326,627
Baker Hughes Inc	65,600	3,987,168
BJ Services Co †	62,200	2,280,874
Burlington Resources Inc	73,894	6,369,663
Devon Energy Corp	89,392	5,590,576
Dynegy Inc ‘A’ * †	63,400	306,856
El Paso Corp	121,925	1,482,608
EOG Resources Inc	46,100	3,382,357
Halliburton Co	97,700	6,053,492
Kerr-McGee Corp	24,497	2,225,797
Nabors Industries Ltd * (Bermuda)	28,169	2,133,802
National Oilwell Varco Inc * †	30,865	1,935,222
Rowan Cos Inc	26,000	926,640
Sunoco Inc †	28,314	2,219,251
The Williams Cos Inc	106,300	2,462,971
Valero Energy Corp	118,000	6,088,800
Weatherford International Ltd * (Bermuda)	68,200	2,468,840
XTO Energy Inc	66,200	2,908,827

		61,526,684

Financial Services - 21.81%

ACE Ltd (Cayman)	58,700	3,136,928
Aflac Inc	93,900	4,358,838
Ambac Financial Group Inc	20,500	1,579,730
American Express Co	240,300	12,365,838
American International Group Inc	502,542	34,288,441
Ameriprise Financial Inc	48,040	1,969,640
AmSouth Bancorp	67,150	1,760,002
Aon Corp	57,325	2,060,834
Apartment Investment & Management Co ‘A’	23,200	878,584
Archstone-Smith Trust	36,400	1,524,796
Automatic Data Processing Inc	109,800	5,038,722
Bank of America Corp	778,144	35,911,346
BB&T Corp †	102,819	4,309,144
Capital One Financial Corp	56,800	4,907,520
CIGNA Corp	25,400	2,837,180
Cincinnati Financial Corp	31,087	1,388,967
CIT Group Inc	39,800	2,060,844
Citigroup Inc	983,619	47,735,030
Comerica Inc	34,150	1,938,354
Compass Bancshares Inc †	23,921	1,155,145
Countrywide Financial Corp	119,398	4,082,218
Dow Jones & Co Inc †	15,600	553,644
E*TRADE Financial Corp *	65,100	1,357,986
Equifax Inc	25,100	954,302
Equity Office Properties Trust	86,100	2,611,413
Equity Residential	51,900	2,030,328
Fannie Mae	187,700	9,161,637
Federated Investors Inc ‘B’	15,500	574,120
Fifth Third Bancorp	103,043	3,886,782
First Data Corp	153,937	6,620,830
First Horizon National Corp †	25,300	972,532
Fiserv Inc *	36,150	1,564,210
Franklin Resources Inc	31,500	2,961,315
Freddie Mac	131,200	8,573,920
Genworth Financial Inc ‘A’	67,900	2,347,982
Golden West Financial Corp	52,800	3,484,800
H&R Block Inc	60,400	1,482,820
Huntington Bancshares Inc	43,823	1,040,796
Janus Capital Group Inc	43,300	806,679
Jefferson-Pilot Corp	25,700	1,463,101
JPMorgan Chase & Co	685,182	27,194,874
KeyCorp	76,600	2,522,438
Lehman Brothers Holdings Inc	52,800	6,767,425
Lincoln National Corp	33,700	1,787,111
Loews Corp	28,600	2,712,710
M&T Bank Corp	17,700	1,930,185
Marsh & McLennan Cos Inc	101,100	3,210,936
Marshall & Ilsley Corp	39,400	1,695,776
MBIA Inc †	29,500	1,774,720
MBNA Corp	242,670	6,588,490
Mellon Financial Corp	81,600	2,794,800
Merrill Lynch & Co Inc	179,431	12,152,862
MetLife Inc	142,100	6,962,900
MGIC Investment Corp	17,900	1,178,178
Moody’s Corp	52,600	3,230,692
Morgan Stanley	210,403	11,938,266
National City Corp	110,600	3,712,842
North Fork Bancorp Inc	87,185	2,385,389
Northern Trust Corp	38,500	1,995,070
Paychex Inc	69,500	2,649,340
Plum Creek Timber Co Inc	34,400	1,240,120
Principal Financial Group Inc	54,900	2,603,907
ProLogis	54,300	2,536,896
Prudential Financial Inc	98,800	7,231,172
Public Storage Inc	19,300	1,306,996
Regions Financial Corp	86,381	2,950,775
Ryder System Inc	11,300	463,526
Safeco Corp	23,640	1,335,660
Simon Property Group Inc	38,300	2,934,929
SLM Corp	81,900	4,511,871
Sovereign Bancorp Inc	67,300	1,455,026
State Street Corp	64,200	3,559,248
SunTrust Banks Inc	68,800	5,005,888
Synovus Financial Corp	57,550	1,554,426
T. Rowe Price Group Inc	22,100	1,591,863
The Allstate Corp	127,478	6,892,735
The Bank of New York Co Inc †	150,000	4,777,500
The Bear Stearns Cos Inc	21,520	2,486,206
The Charles Schwab Corp	211,300	3,099,771
The Chubb Corp	37,400	3,652,110
The Goldman Sachs Group Inc	87,600	11,187,396
The Hartford Financial Services Group Inc	57,300	4,921,497
The PNC Financial Services Group Inc	54,300	3,357,369
The Progressive Corp	37,500	4,379,250
The St. Paul Travelers Cos Inc	131,042	5,853,646
Torchmark Corp †	20,100	1,117,560
U.S. Bancorp	353,999	10,581,030
UnumProvident Corp †	58,705	1,335,539
Vornado Realty Trust	25,400	2,120,138
Wachovia Corp	305,932	16,171,566
Washington Mutual Inc †	190,618	8,291,883
Wells Fargo & Co	326,905	20,539,441
XL Capital Ltd ‘A’ (Cayman)	34,700	2,338,086
Zions Bancorp	17,700	1,337,412

		487,644,740

Health Care - 12.71%

Abbott Laboratories	301,000	11,868,430
Aetna Inc	56,578	5,335,871
Allergan Inc	25,800	2,785,368
AmerisourceBergen Corp	39,800	1,647,720
Amgen Inc *	238,940	18,842,809
Bausch & Lomb Inc	10,100	685,790
Baxter International Inc	118,500	4,461,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Becton Dickinson & Co	47,200	$2,835,776
Biogen Idec Inc *	65,530	2,970,475
Biomet Inc	47,665	1,743,109
Boston Scientific Corp *	119,400	2,924,106
Bristol-Myers Squibb Co	375,600	8,631,288
C.R. Bard Inc	21,200	1,397,504
Cardinal Health Inc	83,175	5,718,281
Caremark Rx Inc *	86,234	4,466,085
Chiron Corp *	24,600	1,093,716
Coventry Health Care Inc *	30,900	1,760,064
Eli Lilly & Co	219,600	12,427,164
Express Scripts Inc *	28,100	2,354,780
Fisher Scientific International Inc *	22,700	1,404,222
Forest Laboratories Inc *	68,700	2,794,716
Genzyme Corp *	49,000	3,468,220
Gilead Sciences Inc *	87,000	4,578,810
Guidant Corp	62,200	4,027,450
HCA Inc	74,424	3,758,412
Health Management Associates Inc ‘A’	46,700	1,025,532
Hospira Inc *	29,460	1,260,299
Humana Inc *	30,700	1,667,931
IMS Health Inc	42,490	1,058,839
Johnson & Johnson	576,122	34,624,932
King Pharmaceuticals Inc *	43,433	734,886
Laboratory Corp of America Holdings *	25,300	1,362,405
Manor Care Inc †	18,900	751,653
McKesson Corp	57,939	2,989,073
Medco Health Solutions Inc *	57,085	3,185,363
MedImmune Inc *	49,800	1,743,996
Medtronic Inc	234,500	13,500,165
Merck & Co Inc	430,000	13,678,300
Millipore Corp *	9,852	650,626
Mylan Laboratories Inc	49,350	985,026
Patterson Cos Inc *	26,800	895,120
Pfizer Inc	1,427,397	33,286,898
Quest Diagnostics Inc	34,700	1,786,356
Schering-Plough Corp	284,200	5,925,570
St. Jude Medical Inc *	70,224	3,525,245
Stryker Corp	60,100	2,670,243
Tenet Healthcare Corp *	95,550	731,913
UnitedHealth Group Inc	263,804	16,392,781
Watson Pharmaceuticals Inc *	20,800	676,208
WellPoint Inc *	126,236	10,072,402
Wyeth	259,800	11,968,986
Zimmer Holdings Inc *	47,730	3,218,911

		284,351,350

Integrated Oils - 6.27%

Amerada Hess Corp	16,800	2,130,576
Chevron Corp	436,134	24,759,327
ConocoPhillips	269,632	15,687,190
Exxon Mobil Corp	1,209,978	67,964,464
Marathon Oil Corp	73,909	4,506,232
Murphy Oil Corp	33,400	1,803,266
Noble Corp (Cayman)	25,700	1,812,878
Occidental Petroleum Corp	76,900	6,142,772
Schlumberger Ltd (Netherlands)	111,500	10,832,225
Transocean Inc * (Cayman)	65,689	4,577,866

		140,216,796

Materials & Processing - 3.40%

Air Products & Chemicals Inc	43,400	2,568,846
Alcoa Inc	167,972	4,966,932
Allegheny Technologies Inc †	15,802	570,136
American Standard Cos Inc	34,900	1,394,255
Archer-Daniels-Midland Co	120,994	2,983,712
Ashland Inc †	12,700	735,330
Avery Dennison Corp †	19,100	1,055,657
Ball Corp	21,000	834,120
Bemis Co Inc	19,400	540,678
E.I. du Pont de Nemours & Co	176,482	7,500,485
Eastman Chemical Co	15,225	785,458
Ecolab Inc	41,780	1,515,361
Engelhard Corp	21,812	657,632
Fluor Corp	17,800	1,375,228
Freeport-McMoRan Copper & Gold Inc ‘B’	38,200	2,055,160
Hercules Inc *	16,200	183,060
International Paper Co	93,227	3,133,359
Louisiana-Pacific Corp	26,400	725,208
Masco Corp	83,000	2,505,770
MeadWestvaco Corp	35,727	1,001,428
Monsanto Co	51,649	4,004,347
Newmont Mining Corp	91,322	4,876,595
Nucor Corp	32,600	2,175,072
Pactiv Corp *	28,800	633,600
Phelps Dodge Corp	20,050	2,884,594
PPG Industries Inc	33,700	1,951,230
Praxair Inc	60,500	3,204,080
Rohm & Haas Co	33,398	1,617,131
Sealed Air Corp * †	15,960	896,473
Sigma-Aldrich Corp	14,500	917,705
Temple-Inland Inc	23,600	1,058,460
The Dow Chemical Co	183,485	8,040,313
The Sherwin-Williams Co	23,900	1,085,538
United States Steel Corp †	24,860	1,195,020
Vulcan Materials Co	19,000	1,287,250
Weyerhaeuser Co	46,900	3,111,346

		76,026,569

Multi-Industry - 5.02%

3M Co	148,200	11,485,500
Brunswick Corp	20,100	817,266
Eaton Corp	28,500	1,912,065
Fortune Brands Inc	28,400	2,215,768
General Electric Co	2,053,000	71,957,650
Honeywell International Inc	164,375	6,122,969
ITT Industries Inc	17,500	1,799,350
Johnson Controls Inc	37,200	2,712,252
Textron Inc	24,700	1,901,406
Tyco International Ltd (Bermuda)	390,983	11,283,769

		112,207,995

Producer Durables - 4.26%

Agilent Technologies Inc *	86,932	2,893,966
American Power Conversion Corp	37,400	822,800
Andrew Corp *	30,225	324,314
Applied Materials Inc	321,200	5,762,328
Caterpillar Inc	131,300	7,585,201
Centex Corp	26,800	1,915,932
Cummins Inc	8,200	735,786
D.R. Horton Inc †	54,400	1,943,712
Danaher Corp	49,800	2,777,844
Deere & Co	47,200	3,214,792
Dover Corp	38,600	1,562,914
Emerson Electric Co	79,700	5,953,590
Goodrich Corp	22,800	937,080
Illinois Tool Works Inc	43,100	3,792,369
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	63,700	2,571,569
KB Home †	16,700	1,213,422
KLA-Tencor Corp	40,600	2,002,798
Lennar Corp ‘A’	30,302	1,849,028
Lexmark International Inc ‘A’ *	24,900	1,116,267
Lockheed Martin Corp	73,942	4,704,930
Molex Inc	29,900	775,905
Northrop Grumman Corp	69,020	4,148,792
Novellus Systems Inc *	26,100	629,532
Pall Corp	21,866	587,321
Parker-Hannifin Corp	22,775	1,502,239

See Notes to Financial Statements	See explanation of symbols and items, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Pitney Bowes Inc	43,500	$1,837,875
Pulte Homes Inc	44,500	1,751,520
Rockwell Collins Inc	33,800	1,570,686
Tektronix Inc	15,900	448,539
Teradyne Inc *	34,500	502,665
The Boeing Co	158,961	11,165,421
Thermo Electron Corp *	31,100	937,043
United Technologies Corp	198,500	11,098,135
W.W. Grainger Inc	15,000	1,066,500
Waters Corp *	25,000	945,000
Xerox Corp *	177,700	2,603,305

		95,251,120

Technology - 13.27%

ADC Telecommunications Inc * †	28,168	629,273
Adobe Systems Inc	112,700	4,165,392
Advanced Micro Devices Inc *	82,200	2,515,320
Affiliated Computer Services Inc ‘A’ *	23,900	1,414,402
Altera Corp *	70,300	1,302,659
Analog Devices Inc	70,200	2,518,074
Apple Computer Inc *	162,600	11,689,314
Applera Corp-Applied Biosystems Group †	36,800	977,408
Applied Micro Circuits Corp *	44,600	114,622
Autodesk Inc	43,240	1,857,158
Avaya Inc *	78,462	837,190
BMC Software Inc *	41,300	846,237
Broadcom Corp ‘A’ *	55,376	2,610,978
Ciena Corp *	72,400	215,028
Cisco Systems Inc *	1,194,516	20,450,114
Citrix Systems Inc *	31,800	915,204
Computer Associates International Inc	94,600	2,666,774
Computer Sciences Corp *	34,600	1,752,144
Compuware Corp *	64,100	574,977
Comverse Technology Inc *	38,700	1,029,033
Corning Inc *	293,891	5,777,897
Dell Inc *	457,600	13,723,424
Electronic Data Systems Corp	96,500	2,319,860
EMC Corp *	459,350	6,256,347
Freescale Semiconductor Inc ‘B’ *	73,301	1,844,986
Gateway Inc * †	52,800	132,528
General Dynamics Corp	38,540	4,395,487
Hewlett-Packard Co	554,873	15,886,014
Intel Corp	1,173,320	29,286,067
International Business Machines Corp	309,081	25,406,458
Intuit Inc *	35,100	1,870,830
Jabil Circuit Inc *	31,900	1,183,171
JDS Uniphase Corp * †	387,195	913,780
L-3 Communications Holdings Inc	22,476	1,671,091
Linear Technology Corp	59,800	2,156,986
LSI Logic Corp * †	67,000	536,000
Lucent Technologies Inc * †	843,951	2,244,910
Maxim Integrated Products Inc	63,504	2,301,385
Mercury Interactive Corp *	16,400	455,756
Micron Technology Inc *	115,700	1,539,967
Microsoft Corp	1,788,072	46,758,083
Motorola Inc	478,102	10,800,324
National Semiconductor Corp	66,300	1,722,474
NCR Corp *	37,400	1,269,356
Network Appliance Inc *	68,909	1,860,543
Novell Inc *	72,100	636,643
NVIDIA Corp *	36,300	1,327,128
Oracle Corp *	739,836	9,033,398
Parametric Technology Corp *	41,100	250,710
PerkinElmer Inc	20,300	478,268
PMC-Sierra Inc * †	44,300	341,553
QLogic Corp *	21,100	685,961
QUALCOMM Inc	319,700	13,772,676
Raytheon Co	84,200	3,380,630
Rockwell Automation Inc	34,400	2,035,104
Sanmina-SCI Corp *	99,404	423,461
Scientific-Atlanta Inc	27,700	1,193,039
Siebel Systems Inc	97,720	1,033,878
Solectron Corp *	156,966	574,496
Sun Microsystems Inc *	655,500	2,746,545
Symantec Corp *	206,835	3,619,612
Symbol Technologies Inc	44,783	574,118
Tellabs Inc *	96,700	1,054,030
Texas Instruments Inc	314,570	10,088,260
Unisys Corp *	60,500	352,715
Xilinx Inc	66,400	1,673,944

		296,671,194

Utilities - 6.73%

Allegheny Energy Inc *	27,500	870,375
Alltel Corp	73,100	4,612,610
Ameren Corp	38,500	1,972,740
American Electric Power Co Inc	75,360	2,795,102
AT&T Inc	759,989	18,612,131
BellSouth Corp	350,900	9,509,390
CenterPoint Energy Inc †	56,029	719,973
CenturyTel Inc	28,250	936,770
Cinergy Corp	37,513	1,592,802
Citizens Communications Co	71,200	870,776
CMS Energy Corp *	47,400	687,774
Comcast Corp ‘A’ *	326,418	8,473,811
Comcast Corp Special ‘A’ *	98,870	2,539,970
Consolidated Edison Inc †	49,700	2,302,601
Constellation Energy Group Inc	33,350	1,920,960
Dominion Resources Inc	67,885	5,240,722
DTE Energy Co	31,400	1,356,166
Duke Energy Corp †	177,852	4,882,037
Edison International	63,100	2,751,791
Entergy Corp	43,200	2,965,680
Exelon Corp	128,624	6,835,079
FirstEnergy Corp	61,180	2,997,208
FPL Group Inc	81,000	3,366,360
KeySpan Corp	28,822	1,028,657
Kinder Morgan Inc	22,700	2,087,265
Nicor Inc †	6,400	251,584
NiSource Inc	49,773	1,038,265
Peoples Energy Corp †	6,000	210,420
PG&E Corp	72,000	2,672,640
Pinnacle West Capital Corp †	17,400	719,490
PPL Corp	69,132	2,032,481
Progress Energy Inc	47,100	2,068,632
Progress Energy Inc — Contingent Value Obligation Certificate * +	17,700	—
Public Service Enterprise Group Inc	46,200	3,001,614
Qwest Communications International Inc *	291,192	1,645,235
Sempra Energy	44,558	1,997,981
Sprint Nextel Corp	568,027	13,269,111
TECO Energy Inc	35,400	608,172
The AES Corp *	119,382	1,889,817
The Southern Co †	141,800	4,896,354
TXU Corp	96,220	4,829,282
Verizon Communications Inc	535,554	16,130,886
Xcel Energy Inc †	76,079	1,404,418

		150,595,132

Total Common Stocks (Cost $2,105,968,197)		2,191,907,759

See Notes to Financial Statements	See explanation of symbols and items, if any, on page 21

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.81%

Repurchase Agreement - 1.81%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $40,485,289; collateralized by U.S. Treasury Notes: 3.500% due 05/31/07 and market value $41,280,796)	$40,470,000	$40,470,000

Total Short-Term Investment (Cost $40,470,000)		40,470,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.82% (Cost $2,146,438,197)		2,232,377,759

	Shares
SECURITIES LENDING COLLATERAL - 2.01%

State Street Navigator Securities Lending Prime Portfolio 4.224% (Cost $45,025,625)	45,025,625	45,025,625

TOTAL INVESTMENTS - 101.83% (Cost $2,191,463,822)		2,277,403,384

OTHER ASSETS & LIABILITIES, NET - (1.83%)		(40,917,564)

NET ASSETS - 100.00%		$2,236,485,820

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.81%
Technology	13.27%
Health Care	12.71%
Consumer Discretionary	11.80%
Consumer Staples	7.65%
Utilities	6.73%
Integrated Oils	6.27%
Multi-Industry	5.02%
Producer Durables	4.26%
Short-Term Investment & Securities Lending Collateral	3.82%
Materials & Processing	3.40%
Energy	2.75%
Autos & Transportation	2.34%

101.83%
Other Assets & Liabilities, Net	(1.83%)

100.00%

(b)	The amount of $2,920,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

S&P500 (03/06)	138	$43,816,863	($526,620)

See Notes to Financial Statements	See explanation of symbols and items, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2005

	Shares	Value
WARRANTS - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc *	362	$—

Exp. 02/27/07

Total Warrants (Cost $0)		—

COMMON STOCKS - 93.11%

Autos & Transportation - 3.26%

AAR Corp * †	36,700	878,965
ABX Air Inc *	49,700	389,151
Accuride Corp * †	3,900	50,310
Aftermarket Technology Corp *	28,228	548,752
AirTran Holdings Inc * †	91,600	1,468,348
Alaska Air Group Inc * †	30,400	1,085,888
American Axle & Manufacturing Holdings Inc †	40,500	742,365
Arctic Cat Inc †	19,700	395,182
Arkansas Best Corp †	25,100	1,096,368
ArvinMeritor Inc †	74,400	1,070,616
Aviall Inc * †	32,000	921,600
Bandag Inc †	12,000	512,040
Coachmen Industries Inc	15,100	178,331
Commercial Vehicle Group Inc * †	8,350	156,813
Continental Airlines Inc ‘B’ * †	95,190	2,027,547
Cooper Tire & Rubber Co †	61,400	940,648
Covenant Transport Inc ‘A’ * †	17,600	246,048
Dynamex Inc * †	5,300	101,018
EGL Inc * †	33,650	1,264,230
ExpressJet Holdings Inc * †	35,300	285,577
Fleetwood Enterprises Inc * †	61,100	754,585
Florida East Coast Industries Inc †	31,200	1,321,944
Forward Air Corp †	32,150	1,178,298
FreightCar America Inc	14,600	701,968
Frontier Airlines Inc * †	40,500	374,220
Frozen Food Express Industries Inc * †	6,700	73,901
Genesee & Wyoming Inc ‘A’ * †	20,100	754,755
GulfMark Offshore Inc * †	15,694	464,856
Hayes Lemmerz International Inc (OTC) * +	168	—
Hayes Lemmerz International Inc (XNMS) * †	50,700	178,464
Heartland Express Inc †	55,283	1,121,692
Horizon Lines Inc ‘A’ †	16,300	197,719
Hub Group Inc ‘A’ * †	17,100	604,485
Kansas City Southern * †	70,500	1,722,315
Keystone Automotive Industries Inc * †	21,300	670,524
Kirby Corp *	24,700	1,288,599
Knight Transportation Inc	60,693	1,258,166
Marine Products Corp †	7,350	77,102
Maritrans Inc †	8,400	218,568
Marten Transport Ltd *	6,900	125,718
Masco Tech Inc — Escrow Shares * +	8,100	—
Mesa Air Group Inc * †	32,000	334,720
Modine Manufacturing Co †	33,200	1,081,988
Monaco Coach Corp †	31,025	412,632
Noble International Ltd †	7,500	156,300
Odyssey Marine Exploration Inc * †	51,600	182,664
Offshore Logistics Inc *	24,700	721,240
Old Dominion Freight Line Inc *	28,200	760,836
P.A.M. Transportation Services Inc *	2,300	40,917
Pacer International Inc †	34,300	893,858
Pinnacle Airlines Corp * †	17,300	115,391
Quantum Fuel Systems Technologies Worldwide Inc * †	61,400	164,552
R&B Inc *	3,400	32,232
RailAmerica Inc * †	37,300	409,927
Republic Airways Holdings Inc *	5,500	83,600
Sauer-Danfoss Inc	4,400	82,764
SCS Transportation Inc *	21,350	453,688
Skywest Inc	68,400	1,837,224
Standard Motor Products Inc †	8,400	77,532
Strattec Security Corp *	2,600	105,092
Superior Industries International Inc †	23,800	529,788
Tenneco Automotive Inc *	46,700	915,787
The Greenbrier Cos Inc	10,000	284,000
Thor Industries Inc †	40,900	1,638,863
Titan International Inc	7,000	120,750
U.S. Xpress Enterprises Inc ‘A’ *	17,600	305,888
Universal Truckload Services Inc *	5,900	135,700
USA Truck Inc * †	9,300	270,909
Visteon Corp * †	143,800	900,188
Wabash National Corp †	33,700	641,985
Werner Enterprises Inc †	51,150	1,007,655
Westinghouse Air Brake Technologies Corp †	45,910	1,234,979
Winnebago Industries Inc †	31,700	1,054,976
World Air Holdings Inc * †	17,400	167,388

		44,603,689

Consumer Discretionary - 16.92%

1-800 CONTACTS Inc * †	4,100	48,011
1-800-FLOWERS.COM Inc ‘A’ *	40,400	259,368
4Kids Entertainment Inc * †	14,100	221,229
99 Cents Only Stores * †	45,200	472,792
A.C. Moore Arts & Crafts Inc * †	15,400	224,070
Aaron Rents Inc †	41,374	872,164
ABM Industries Inc †	42,800	836,740
Administaff Inc †	24,000	1,009,200
ADVO Inc †	37,450	1,055,341
Aeropostale Inc * †	58,900	1,549,070
AFC Enterprises Inc †	11,800	178,416
Alderwoods Group Inc *	42,600	676,062
Alliance Gaming Corp * †	54,200	705,684
Alloy Inc * †	49,400	142,766
Ambassadors Group Inc †	17,800	407,442
AMERCO *	8,800	634,040
American Woodmark Corp †	12,000	297,480
America’s Car-Mart Inc * †	9,500	156,940
Ameristar Casinos Inc †	29,400	667,380
AMN Healthcare Services Inc * †	18,979	375,405
Angelica Corp †	10,400	172,016
aQuantive Inc * †	60,100	1,516,924
Arbitron Inc †	36,400	1,382,472
Asbury Automotive Group Inc * †	7,800	128,388
Atari Inc * †	26,900	29,052
Autobytel Inc * †	44,300	218,842
Aztar Corp *	39,300	1,194,327
Banta Corp †	29,300	1,459,140
Bassett Furniture Industries Inc	11,700	216,450
Beasley Broadcast Group Inc ‘A’ †	5,900	79,709
Big 5 Sporting Goods Corp †	19,000	415,910
Big Lots Inc * †	112,900	1,355,929
BJ’s Restaurants Inc * †	12,200	278,892
Blair Corp	2,658	103,503
Blockbuster Inc ‘A’ †	192,100	720,375
Blue Nile Inc * †	12,400	499,844
Blyth Inc †	32,800	687,160
Bob Evans Farms Inc †	42,600	982,356
Bowne & Co Inc †	43,200	641,088
Bright Horizons Family Solutions Inc * †	28,700	1,063,335
Brightpoint Inc * †	34,050	944,206
Brown Shoe Co Inc †	20,600	874,058
Buffalo Wild Wings Inc * †	10,700	355,347
Build-A-Bear Workshop Inc * †	14,300	423,852
Burlington Coat Factory Warehouse Corp †	19,100	768,011

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Cabela’s Inc ‘A’ * †	26,700	$443,220
Cache Inc *	18,150	314,358
California Pizza Kitchen Inc * †	25,200	805,644
Callaway Golf Co	78,200	1,082,288
Carmike Cinemas Inc †	11,200	284,032
Carter’s Inc *	17,100	1,006,335
Casella Waste Systems Inc ‘A’ *	20,500	262,195
Casual Male Retail Group Inc * †	38,100	233,553
Catalina Marketing Corp †	53,600	1,358,760
CBIZ Inc * †	64,594	388,856
CDI Corp †	15,800	432,920
CEC Entertainment Inc *	40,500	1,378,620
Central European Distribution Corp * †	22,849	917,159
Central Garden & Pet Co * †	20,400	937,176
Cenveo Inc * †	52,100	685,636
Charles & Colvard Ltd †	16,695	337,239
Charlotte Russe Holding Inc *	15,900	331,197
Charming Shoppes Inc *	129,000	1,702,800
Charter Communications Inc ‘A’ * †	356,500	434,930
Chemed Corp	26,900	1,336,392
Cherokee Inc †	7,500	257,925
Christopher & Banks Corp	43,300	813,174
Churchill Downs Inc †	5,700	209,361
Citadel Broadcasting Corp †	35,400	475,776
Citi Trends Inc * †	9,500	405,555
CKE Restaurants Inc †	55,000	743,050
Clark Inc †	17,000	225,250
CMGI Inc * †	473,400	719,568
CNET Networks Inc * †	145,300	2,134,457
CNS Inc †	19,400	425,054
Cogent Inc * †	20,300	460,404
Coinstar Inc *	28,800	657,504
Coldwater Creek Inc * †	38,445	1,173,726
Conn’s Inc * †	2,100	77,427
Consolidated Graphics Inc * †	11,500	544,410
Corinthian Colleges Inc * †	90,900	1,070,802
Corrections Corp of America *	41,598	1,870,662
Cost Plus Inc * †	27,375	469,481
CoStar Group Inc * †	19,900	859,083
Courier Corp	6,875	236,088
Cox Radio Inc ‘A’ * †	32,400	456,192
CRA International Inc * †	12,800	610,432
Cross Country Healthcare Inc *	31,100	552,958
Crown Media Holdings Inc ‘A’ * †	16,500	151,305
CSK Auto Corp * †	47,800	720,824
CSS Industries Inc	6,827	209,794
Cumulus Media Inc ‘A’ * †	55,500	688,755
Dave & Buster’s Inc * †	12,600	221,886
Deb Shops Inc	800	23,784
Deckers Outdoor Corp * †	14,200	392,204
dELiA*s Inc * †	24,700	205,010
Denny’s Corp * †	96,300	388,089
Design Within Reach Inc * †	6,900	36,570
DeVry Inc * †	58,000	1,160,000
DiamondCluster International Inc * †	26,200	208,028
Dollar Thrifty Automotive Group Inc * †	30,100	1,085,707
Domino’s Pizza Inc	27,850	673,970
Dover Downs Gaming & Entertainment Inc	10,190	144,188
Dover Motorsports Inc †	18,000	109,980
drugstore.com inc * †	55,500	158,175
DSW Inc ‘A’ * †	12,500	327,750
DTS Inc * †	16,200	239,760
Earle M. Jorgensen Co *	10,200	94,146
EarthLink Inc * †	135,700	1,507,627
Educate Inc * †	11,800	139,240
Elizabeth Arden Inc * †	27,000	541,620
Emmis Communications Corp ‘A’ * †	59,200	1,178,672
Entercom Communications Corp *	34,200	1,014,714
Entravision Communications Corp ‘A’ * †	67,700	482,024
Escala Group Inc * †	7,000	141,960
Escalade Inc †	4,800	56,496
Ethan Allen Interiors Inc †	34,900	1,274,897
Exponent Inc *	8,500	241,230
First Advantage Corp ‘A’ * †	5,500	146,905
Fisher Communications Inc *	5,100	211,293
Forrester Research Inc *	13,800	258,750
Fossil Inc * †	49,700	1,069,047
Fred’s Inc †	42,267	687,684
FTD Group Inc * †	14,100	146,499
FTI Consulting Inc * †	45,774	1,256,039
Furniture Brands International Inc †	54,300	1,212,519
G&K Services Inc ‘A’ †	22,800	894,900
GameStop Corp ‘A’ * †	55,153	1,754,953
Gaylord Entertainment Co * †	39,500	1,721,805
Gemstar-TV Guide International Inc *	239,200	624,312
Genesco Inc * †	24,800	961,992
Gevity HR Inc	29,400	756,168
Global Imaging Systems Inc * †	27,800	962,714
Gray Television Inc	43,300	425,206
Great Wolf Resorts Inc * †	23,800	245,378
Greenfield Online Inc * †	23,050	135,073
Group 1 Automotive Inc *	18,800	590,884
GSI Commerce Inc * †	27,600	416,484
Guess? Inc * †	12,200	434,320
Guitar Center Inc * †	25,500	1,275,255
Gymboree Corp *	36,700	858,780
Handleman Co †	27,200	337,824
Harris Interactive Inc * †	51,200	220,672
Hartmarx Corp * †	17,200	134,332
Haverty Furniture Cos Inc †	19,700	253,933
Heidrick & Struggles International Inc *	24,200	775,610
Hibbett Sporting Goods Inc *	36,112	1,028,470
Hollinger International Inc ‘A’ †	62,700	561,792
Hooker Furniture Corp †	6,000	102,900
Hot Topic Inc * †	52,750	751,688
Hudson Highland Group Inc * †	21,900	380,184
IHOP Corp †	21,300	999,183
IKON Office Solutions Inc †	110,600	1,151,346
InfoSpace Inc * †	36,300	937,266
infoUSA Inc	45,100	492,943
Insight Enterprises Inc * †	57,425	1,126,104
Inter Parfums Inc †	6,300	113,148
iPass Inc * †	45,500	298,480
Isle of Capri Casinos Inc * †	19,400	472,584
iVillage Inc * †	38,000	304,760
Jack in the Box Inc * †	41,900	1,463,567
Jackson Hewitt Tax Service Inc †	39,900	1,105,629
Jakks Pacific Inc * †	31,500	659,610
JAMDAT Mobile Inc *	15,200	404,016
Jarden Corp * †	62,175	1,874,576
Jo-Ann Stores Inc * †	24,384	287,731
Jos. A. Bank Clothiers Inc * †	14,262	619,113
Journal Communications Inc ‘A’ †	21,500	299,925
Journal Register Co †	41,900	626,405
K2 Inc * †	42,600	430,686
Kellwood Co †	31,500	752,220
Kelly Services Inc ‘A’ †	20,000	524,400
Kenneth Cole Productions Inc ‘A’ †	6,650	169,575
Kforce Inc * †	23,800	265,608
Korn/Ferry International * †	38,800	725,172
Krispy Kreme Doughnuts Inc * †	57,900	332,346
K-Swiss Inc ‘A’ †	26,500	859,660
Labor Ready Inc * †	59,100	1,230,462
Landry’s Restaurants Inc †	21,800	582,278
Lawson Products Inc †	5,600	211,344
La-Z-Boy Inc †	64,300	871,908
LeapFrog Enterprises Inc * †	27,500	320,375
Learning Tree International Inc * †	18,100	232,223

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

LECG Corp * †	15,600	$271,128
Libbey Inc †	15,473	158,134
Liberty Corp †	17,800	833,218
Life Time Fitness Inc * †	21,050	801,794
Lifeline Systems Inc * †	9,500	347,320
Lifetime Brands Inc †	8,200	169,494
LIN TV Corp ‘A’ * †	37,600	418,864
Linens ‘n Things Inc * †	50,200	1,335,320
Lithia Motors Inc ‘A’	16,200	509,328
LKQ Corp * †	14,600	505,452
LodgeNet Entertainment Corp * †	12,332	171,908
Lodgian Inc * †	18,400	197,432
LoJack Corp * †	23,400	564,642
Lone Star Steakhouse & Saloon Inc	22,400	531,776
Luby’s Inc * †	32,800	436,240
Magna Entertainment Corp ‘A’ * †	58,400	416,976
Maidenform Brands Inc *	14,000	177,240
Majesco Entertainment Co * †	26,100	30,537
Mannatech Inc †	20,900	288,629
Marchex Inc ‘B’ * †	16,500	371,085
Marcus Corp †	20,800	488,800
MarineMax Inc * †	13,200	416,724
Martha Stewart Living Omnimedia Inc ‘A’ * †	26,400	460,152
Matthews International Corp ‘A’ †	33,600	1,223,376
MAXIMUS Inc	18,300	671,427
Maytag Corp †	78,800	1,483,016
McCormick & Schmick’s Seafood Restaurants Inc *	1,200	27,132
Media General Inc ‘A’ †	20,800	1,054,560
Midas Inc *	18,600	341,496
Midway Games Inc * †	27,400	519,778
Mikohn Gaming Corp * †	44,100	435,267
Monarch Casino & Resort Inc *	5,500	124,300
Monro Muffler Brake Inc	10,750	325,940
Movado Group Inc †	17,300	316,590
Movie Gallery Inc †	26,625	149,366
MPS Group Inc * †	110,400	1,509,168
MTR Gaming Group Inc *	27,700	288,357
Multimedia Games Inc * †	29,100	269,175
National Presto Industries Inc †	5,400	239,490
Nautilus Inc †	35,325	659,164
Navarre Corp * †	27,200	150,416
Navigant Consulting Inc *	52,300	1,149,554
Netflix Inc * †	43,400	1,174,404
NetRatings Inc * †	14,000	172,620
New York & Co Inc * †	9,000	190,800
NIC Inc *	35,400	218,064
Nu Skin Enterprises Inc ‘A’ †	59,800	1,051,284
NutriSystem Inc DE * †	18,100	651,962
Oakley Inc †	25,800	379,002
O’Charley’s Inc * †	29,700	460,647
Overstock.com Inc * †	12,800	360,320
Oxford Industries Inc †	14,500	793,150
P.F. Chang’s China Bistro Inc * †	27,800	1,379,714
Pacific Sunwear of California Inc *	76,400	1,903,888
Papa John’s International Inc *	14,900	883,719
Parlux Fragrances Inc * †	4,100	125,173
Payless ShoeSource Inc * †	66,600	1,671,660
Pegasus Solutions Inc * †	31,100	278,967
Perry Ellis International Inc * †	15,700	298,300
PETCO Animal Supplies Inc *	62,700	1,376,265
PHH Corp * †	51,200	1,434,624
Phillips-Van Heusen Corp †	21,600	699,840
Pier 1 Imports Inc †	83,700	730,701
Pinnacle Entertainment Inc * †	46,500	1,149,015
Playboy Enterprises Inc ‘B’ * †	19,700	273,633
Playtex Products Inc * †	36,700	501,689
Pre-Paid Legal Services Inc †	13,000	496,730
Prestige Brands Holdings Inc * †	29,700	371,250
priceline.com Inc *	26,749	597,038
PRIMEDIA Inc * †	156,500	251,965
ProQuest Co * †	27,000	753,570
Radio One Inc ‘D’ *	98,100	1,015,335
RARE Hospitality International Inc *	40,775	1,239,152
RC2 Corp * †	18,900	671,328
Red Robin Gourmet Burgers Inc * †	14,400	733,824
Regent Communications Inc * †	45,700	212,048
Regis Corp †	44,800	1,727,936
Renaissance Learning Inc †	6,300	119,133
Rent-Way Inc * †	27,900	178,281
Resources Connection Inc * †	53,000	1,381,180
Restoration Hardware Inc * †	37,300	224,546
Retail Ventures Inc * †	11,000	136,840
Revlon Inc ‘A’ * †	147,888	458,453
Riviera Holdings Corp * †	5,400	88,506
Rollins Inc †	33,425	658,807
Ruby Tuesday Inc †	63,600	1,646,604
Rush Enterprises Inc ‘A’ * †	29,600	440,448
Russ Berrie & Co Inc †	12,600	143,892
Russell Corp †	34,900	469,754
Ruth’s Chris Steak House Inc *	14,200	257,020
Ryan’s Restaurant Group Inc * †	47,900	577,674
Saga Communications Inc ‘A’ * †	12,231	132,951
Salem Communications Corp ‘A’ * †	11,000	192,390
Schawk Inc †	8,400	174,300
Scholastic Corp * †	31,400	895,214
School Specialty Inc *	24,700	900,068
Select Comfort Corp * †	38,300	1,047,505
Sharper Image Corp * †	18,000	175,320
Shoe Carnival Inc * †	7,900	173,168
Shuffle Master Inc * †	39,275	987,374
Sinclair Broadcast Group Inc ‘A’ †	58,800	540,960
SIRVA Inc *	16,500	132,000
Six Flags Inc * †	98,800	761,748
Skechers U.S.A. Inc ‘A’ *	24,100	369,212
Sohu.com Inc *	28,100	515,354
Sonic Automotive Inc †	31,200	695,136
Source Interlink Cos Inc * †	43,200	480,384
SOURCECORP Inc * †	19,400	465,212
Spanish Broadcasting System Inc ‘A’ * †	52,450	268,020
Speedway Motorsports Inc	16,300	565,121
Spherion Corp *	68,760	688,288
Stage Stores Inc	29,099	866,568
Stamps.com Inc *	21,349	490,173
Stanley Furniture Co Inc †	18,400	426,512
StarTek Inc †	17,000	306,000
Stein Mart Inc	24,300	441,045
Steinway Musical Instruments Inc * †	7,500	191,325
Steven Madden Ltd †	13,800	403,374
Stewart Enterprises Inc ‘A’ †	112,800	610,248
Strayer Education Inc	16,800	1,574,160
Sturm, Ruger & Co Inc †	23,900	167,539
TeleTech Holdings Inc * †	42,900	516,945
Tetra Tech Inc *	55,518	869,967
Texas Roadhouse Inc ‘A’ * †	36,600	569,130
The Advisory Board Co * †	18,600	886,662
The Bombay Co Inc * †	40,500	119,880
The Bon-Ton Stores Inc †	8,900	170,257
The Buckle Inc †	5,100	164,424
The Cato Corp ‘A’	33,300	714,285
The Children’s Place Retail Stores Inc * †	20,400	1,008,168
The Dress Barn Inc * †	28,570	1,103,088
The Finish Line Inc ‘A’ †	42,800	745,576
The Geo Group Inc * †	10,100	231,593
The J. Jill Group Inc * †	23,400	445,302
The Pantry Inc *	15,500	728,345
The Pep Boys-Manny, Moe & Jack †	65,200	970,828
The Providence Service Corp * †	5,700	164,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

The Reader’s Digest Association Inc †	105,700	$1,608,754
The Sports Authority Inc * †	27,464	854,954
The Steak n Shake Co *	22,860	387,477
The Stride Rite Corp	47,700	646,812
The Talbots Inc	20,600	573,092
The Topps Co Inc †	40,400	300,172
The Warnaco Group Inc * †	49,100	1,311,952
The Yankee Candle Co Inc †	48,200	1,233,920
Thomas Nelson Inc †	11,400	281,010
THQ Inc * †	68,400	1,631,340
TiVo Inc * †	71,300	365,056
Too Inc *	40,100	1,131,221
Tractor Supply Co * †	37,300	1,974,662
Trans World Entertainment Corp *	26,500	151,050
Travelzoo Inc * †	1,800	39,600
Triarc Cos Inc ‘B’ †	46,500	690,525
TRM Corp * †	15,800	117,710
Tuesday Morning Corp	27,400	573,208
Tupperware Corp †	59,500	1,332,800
Under Armour Inc ‘A’ * †	12,600	482,706
UniFirst Corp	9,900	307,890
United Auto Group Inc †	24,200	924,440
United Natural Foods Inc * †	47,700	1,259,280
United Online Inc †	58,750	835,425
United Stationers Inc *	35,200	1,707,200
Universal Electronics Inc * †	13,200	227,436
Universal Technical Institute Inc * †	19,400	600,236
USANA Health Sciences Inc * †	10,900	418,124
Vail Resorts Inc * †	27,800	918,234
Valassis Communications Inc *	55,500	1,613,385
ValueClick Inc * †	92,700	1,678,797
ValueVision Media Inc ‘A’ *	29,000	365,400
Ventiv Health Inc * †	33,200	784,184
Vertrue Inc * †	9,500	335,635
Viad Corp	19,000	557,270
Volcom Inc * †	5,100	173,451
Volt Information Sciences Inc * †	6,000	114,120
Waste Connections Inc *	53,400	1,840,164
Waste Services Inc * †	46,700	155,511
Water Pik Technologies Inc *	6,700	143,849
Watson Wyatt & Co Holdings †	44,780	1,249,362
WESCO International Inc *	30,700	1,311,811
West Marine Inc * †	19,500	272,610
Weyco Group Inc	600	11,460
Wilsons The Leather Experts Inc * †	9,800	35,574
Wireless Facilities Inc * †	71,700	365,670
WMS Industries Inc * †	22,100	554,489
Wolverine World Wide Inc †	66,900	1,502,574
World Fuel Services Corp †	28,700	967,764
World Wrestling Entertainment Inc	8,700	127,716
WorldSpace Inc ‘A’ * †	12,900	187,179
WPT Enterprises Inc * †	10,000	59,400
Zale Corp *	57,700	1,451,155
Zumiez Inc * †	6,500	280,930

		231,501,336

Consumer Staples - 1.79%

Alliance One International Inc †	91,900	358,410
American Italian Pasta Co ‘A’ †	18,300	124,440
Arden Group Inc ‘A’ †	800	72,792
Aurora Foods Inc * +	400	4
Casey’s General Stores Inc †	60,100	1,490,480
Chiquita Brands International Inc †	40,300	806,403
Coca-Cola Bottling Co Consolidated	4,500	193,500
Farmer Brothers Co †	5,000	96,700
Flowers Foods Inc	59,175	1,630,863
Green Mountain Coffee Roasters Inc *	1,900	77,140
Hansen Natural Corp * †	18,000	1,418,580
Ingles Markets Inc ‘A’ †	22,100	345,865
J&J Snack Foods Corp	7,900	469,339
John B. Sanfilippo & Son Inc * †	8,400	108,612
Lance Inc	37,000	689,310
Longs Drug Stores Corp †	29,800	1,084,422
M&F Worldwide Corp *	11,400	186,048
Maui Land & Pineapple Co Inc * †	2,500	84,825
Nash Finch Co †	17,000	433,160
National Beverage Corp *	8,100	79,137
Nature’s Sunshine Products Inc †	16,300	294,704
NBTY Inc * †	55,400	900,250
Pathmark Stores Inc * †	61,900	618,381
Peet’s Coffee & Tea Inc * †	18,220	552,977
Performance Food Group Co * †	35,600	1,009,972
Premium Standard Farms Inc	10,700	160,072
Provide Commerce Inc * †	11,600	384,076
Ralcorp Holdings Inc *	34,724	1,385,835
Reddy Ice Holdings Inc	11,100	242,091
Ruddick Corp †	40,100	853,328
Sanderson Farms Inc †	15,950	486,954
Schweitzer-Mauduit International Inc	20,200	500,556
Seaboard Corp †	300	453,300
Sensient Technologies Corp †	56,500	1,011,350
Smart & Final Inc * †	14,100	181,608
Spartan Stores Inc *	27,400	285,508
Star Scientific Inc * †	44,400	104,340
The Boston Beer Co Inc ‘A’ *	15,900	397,500
The Great Atlantic & Pacific Tea Co Inc * †	18,600	591,108
The Hain Celestial Group Inc * †	32,000	677,120
Tootsie Roll Industries Inc	22,500	650,925
Universal Corp †	30,200	1,309,472
Vector Group Ltd †	34,865	633,502
Weis Markets Inc †	15,100	649,904
Wild Oats Markets Inc * †	30,300	366,024

		24,450,887

Energy - 5.25%

Alon USA Energy Inc *	11,500	225,975
Alpha Natural Resources Inc * †	31,300	601,273
Atlas America Inc *	15,233	917,331
ATP Oil & Gas Corp * †	19,300	714,293
Atwood Oceanics Inc * †	14,000	1,092,420
Berry Petroleum Co ‘A’ †	16,700	955,240
Bill Barrett Corp * †	13,800	532,818
Bois d’Arc Energy Inc * †	6,400	101,504
Brigham Exploration Co *	24,900	295,314
Bronco Drilling Co Inc * †	5,600	128,856
Cabot Oil & Gas Corp	55,700	2,512,070
Cal Dive International Inc * †	87,400	3,136,786
Callon Petroleum Co * †	20,500	361,825
CARBO Ceramics Inc †	20,700	1,169,964
Carrizo Oil & Gas Inc * †	24,900	615,279
Cheniere Energy Inc * †	50,800	1,890,776
Cimarex Energy Co * †	86,309	3,712,150
Clayton Williams Energy Inc * †	6,000	250,440
Comstock Resources Inc * †	38,800	1,183,788
Crosstex Energy Inc †	3,500	220,710
Dril-Quip Inc * †	5,000	236,000
Edge Petroleum Corp *	25,300	630,223
Encore Acquisition Co * †	47,550	1,523,502
Endeavour International Corp * †	38,500	127,050
Energy Partners Ltd *	30,800	671,132
Evergreen Solar Inc * †	52,300	556,995
Foundation Coal Holdings Inc	25,200	957,600
Frontier Oil Corp †	61,800	2,319,354
FuelCell Energy Inc * †	53,600	453,992
FX Energy Inc * †	44,200	352,716
Gasco Energy Inc * †	58,300	380,699
Global Industries Ltd *	100,000	1,135,000
Global Power Equipment Group Inc * †	30,700	138,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Goodrich Petroleum Corp * †	15,200	$382,280
Grey Wolf Inc * †	202,600	1,566,098
Gulf Island Fabrication Inc †	13,200	320,892
Hanover Compressor Co * †	92,700	1,307,997
Harvest Natural Resources Inc * †	49,300	437,784
Hercules Offshore Inc * †	10,400	295,464
Holly Corp	23,100	1,359,897
Hornbeck Offshore Services Inc * †	15,250	498,675
Hydril Co *	22,100	1,383,460
Input/Output Inc * †	71,300	501,239
James River Coal Co * †	11,200	427,840
KFX Inc * †	62,400	1,067,664
Lufkin Industries Inc	13,900	693,193
MarkWest Hydrocarbon Inc	500	11,005
McMoRan Exploration Co * †	26,500	523,905
Meridian Resource Corp * †	91,900	385,980
Newpark Resources Inc * †	95,500	728,665
Oceaneering International Inc *	28,600	1,423,708
Oil States International Inc * †	37,900	1,200,672
Parallel Petroleum Corp * †	43,000	731,430
Parker Drilling Co *	116,300	1,259,529
Penn Virginia Corp †	17,400	998,760
Petrohawk Energy Corp * †	66,693	881,681
Petroleum Development Corp * †	21,200	706,808
PetroQuest Energy Inc *	55,900	462,852
Pioneer Drilling Co *	13,900	249,227
Plug Power Inc * †	46,542	238,760
Remington Oil & Gas Corp * †	28,000	1,022,000
Resource America Inc ‘A’	16,900	288,145
RPC Inc	24,375	642,038
SEACOR Holdings Inc * †	20,869	1,421,179
St. Mary Land & Exploration Co †	65,300	2,403,693
Stone Energy Corp * †	25,651	1,167,890
Superior Energy Services Inc *	75,200	1,582,960
Superior Well Services Inc *	7,000	166,320
Swift Energy Co * †	33,100	1,491,817
Syntroleum Corp * †	48,200	435,246
TETRA Technologies Inc * †	42,374	1,293,255
The Houston Exploration Co * †	28,000	1,478,400
TODCO ‘A’ †	55,300	2,104,718
Toreador Resources Corp * †	18,100	381,367
TransMontaigne Inc *	48,800	322,080
Tri-Valley Corp * †	17,800	138,484
Universal Compression Holdings Inc *	16,400	674,368
Veritas DGC Inc *	38,900	1,380,561
W&T Offshore Inc †	13,400	393,960
Warren Resources Inc * †	19,400	306,908
W-H Energy Services Inc * †	34,100	1,128,028
Whiting Petroleum Corp * †	35,350	1,414,000

		71,784,721

Financial Services - 21.51%

1st Source Corp †	10,622	267,143
21st Century Insurance Group †	30,700	496,726
Aames Investment Corp †	43,800	282,948
Acadia Realty Trust †	36,900	739,845
Accredited Home Lenders Holding Co * †	20,700	1,026,306
ACE Cash Express Inc * †	12,100	282,535
Advance America Cash Advance Centers Inc †	72,500	899,000
Advanta Corp ‘B’ †	20,200	655,288
Advent Software Inc * †	28,400	821,044
Affirmative Insurance Holdings Inc †	16,800	245,112
Affordable Residential Communities Inc †	25,900	246,827
Agree Realty Corp	3,700	106,930
Alabama National Bancorp †	13,500	874,260
Alexander’s Inc * †	1,500	368,250
Alexandria Real Estate Equities Inc †	22,100	1,779,050
Alfa Corp †	31,400	505,540
AMCORE Financial Inc †	26,700	811,947
American Campus Communities Inc †	15,200	376,960
American Equity Investment Life Holding Co †	56,900	742,545
American Home Mortgage Investment Corp †	43,601	1,420,085
American Physicians Capital Inc *	11,600	531,164
AmericanWest Bancorp * †	17,760	419,669
Ameris Bancorp †	12,540	248,794
Ames National Corp †	5,400	138,834
AMLI Residential Properties Trust †	27,900	1,061,595
Anchor BanCorp Wisconsin Inc †	24,100	731,194
Anthracite Capital Inc †	57,900	609,687
Anworth Mortgage Asset Corp †	50,900	371,570
Apollo Investment Corp †	67,587	1,211,835
Arbor Realty Trust Inc †	13,500	349,920
Archipelago Holdings Inc * †	31,350	1,560,290
Ares Capital Corp	34,968	561,936
Argonaut Group Inc *	32,900	1,078,133
Arrow Financial Corp †	6,281	164,248
Ashford Hospitality Trust Inc †	49,600	520,304
Asset Acceptance Capital Corp * †	4,900	110,054
Asta Funding Inc †	13,800	377,292
Baldwin & Lyons Inc ‘B’ †	13,400	325,620
BancFirst Corp	2,700	213,300
BancorpSouth Inc	82,600	1,822,982
BancTrust Financial Group Inc †	4,700	94,470
Bank Mutual Corp	60,747	643,918
Bank of Granite Corp	10,750	199,198
Bank of the Ozarks Inc †	12,100	446,490
BankAtlantic Bancorp Inc ‘A’ †	53,600	750,400
BankFinancial Corp * †	26,700	391,956
Bankrate Inc *	5,900	174,168
BankUnited Financial Corp ‘A’	32,500	863,525
Banner Corp	11,100	346,320
BB&T Corp †	7	293
Bedford Property Investors Inc †	20,100	440,994
Berkshire Hills Bancorp Inc †	9,600	321,600
Beverly Hills Bancorp Inc †	6,600	68,442
BFC Financial Corp ‘A’ *	34,300	189,336
Bimini Mortgage Management Inc ‘A’ †	13,300	120,365
BioMed Realty Trust Inc †	47,350	1,155,340
BKF Capital Group Inc †	10,400	197,080
Boston Private Financial Holdings Inc †	41,970	1,276,727
Boykin Lodging Co * †	29,200	356,824
Brandywine Realty Trust †	55,000	1,535,050
Bristol West Holdings Inc	11,800	224,554
Brookline Bancorp Inc †	65,442	927,313
Calamos Asset Management Inc ‘A’ †	27,700	871,165
Camden National Corp †	5,200	170,976
Capital City Bank Group Inc †	9,656	331,104
Capital Corp of the West	9,540	309,573
Capital Crossing Bank * †	10,400	347,360
Capital Lease Funding Inc †	38,100	401,193
Capital Southwest Corp †	1,700	153,850
Capital Trust Inc ‘A’ †	8,800	257,664
Capitol Bancorp Ltd †	9,000	336,960
Cascade Bancorp †	24,400	561,444
Cash America International Inc	32,300	749,037
Cathay General Bancorp †	48,248	1,734,033
CCC Information Services Group Inc * †	3,512	92,085
Cedar Shopping Centers Inc †	21,400	301,098
Centennial Bank Holdings Inc *	70,100	867,137
Center Financial Corp	16,900	425,204
CentraCore Properties Trust	11,600	311,692
Central Coast Bancorp * †	7,582	187,579
Central Pacific Financial Corp †	35,898	1,289,456
Ceres Group Inc * †	23,000	118,910
Charter Financial Corp †	1,100	39,281
CharterMac †	48,900	1,035,702
Chemical Financial Corp †	26,740	849,262
Chittenden Corp	49,217	1,368,725

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Citizens & Northern Corp †	4,646	$119,077
Citizens Banking Corp	50,300	1,395,825
Citizens Inc * †	26,937	146,808
City Bank	6,400	227,648
City Holding Co	21,506	773,141
Clifton Savings Bancorp Inc †	6,200	62,372
CNA Surety Corp *	8,000	116,560
Coastal Financial Corp †	11,696	150,411
CoBiz Inc †	14,625	266,614
Cohen & Steers Inc †	5,000	93,150
Collegiate Funding Services Inc * †	8,550	168,863
Colonial Properties Trust †	47,614	1,998,836
Colony Bankcorp Inc †	1,800	44,964
Columbia Bancorp †	6,600	272,250
Columbia Banking System Inc †	21,375	610,256
Columbia Equity Trust Inc	15,100	243,865
Commercial Bankshares Inc †	1,600	56,592
Commercial Capital Bancorp Inc †	46,932	803,476
Commercial Net Lease Realty Inc	54,000	1,099,980
Community Bancorp *	9,500	300,295
Community Bank System Inc †	28,800	649,440
Community Banks Inc †	28,063	785,764
Community Trust Bancorp Inc †	13,485	414,664
CompuCredit Corp * †	19,000	731,120
Corporate Office Properties Trust †	30,800	1,094,632
Corus Bankshares Inc †	21,300	1,198,551
Cousins Properties Inc †	37,700	1,066,910
Covanta Holding Corp *	113,530	1,709,762
Crawford & Co ‘B’ †	24,800	142,848
Criimi MAE Inc *	11,000	217,800
CVB Financial Corp †	47,656	967,893
CyberSource Corp * †	28,400	187,440
Deerfield Triarc Capital Corp †	27,300	374,010
Delphi Financial Group Inc ‘A’	29,660	1,364,657
Delta Financial Corp †	2,600	21,788
DiamondRock Hospitality Co †	38,100	455,676
Digital Insight Corp * †	39,900	1,277,598
Digital Realty Trust Inc	1,000	22,630
Dime Community Bancshares Inc	37,075	541,666
Direct General Corp †	21,500	363,350
Donegal Group Inc ‘A’ †	7,333	170,419
Doral Financial Corp †	96,800	1,026,080
EastGroup Properties Inc †	23,200	1,047,712
ECC Capital Corp †	60,500	136,730
Education Realty Trust Inc †	21,800	281,002
eFunds Corp * †	54,500	1,277,480
Electro Rent Corp *	12,700	189,357
EMC Insurance Group Inc †	700	13,958
Encore Capital Group Inc * †	19,200	333,120
Enterprise Financial Services Corp †	2,400	54,432
Entertainment Properties Trust †	30,000	1,222,500
Equity Inns Inc †	65,000	880,750
Equity Lifestyle Properties Inc †	21,200	943,400
Equity One Inc †	33,200	767,584
eSpeed Inc ‘A’ * †	30,800	237,468
EuroBancshares Inc * †	5,600	79,352
Euronet Worldwide Inc * †	29,900	831,220
Extra Space Storage Inc	39,550	609,070
F.N.B. Corp FL †	52,840	917,302
FactSet Research Systems Inc †	32,749	1,347,949
Farmers Capital Bank Corp †	3,400	104,516
FBL Financial Group Inc ‘A’	9,928	325,738
Federal Agricultural Mortgage Corp ‘C’ †	16,800	502,824
FelCor Lodging Trust Inc	55,500	955,155
Fidelity Bankshares Inc †	25,550	835,485
Fieldstone Investment Corp †	51,800	614,348
Financial Federal Corp †	18,700	831,215
Financial Institutions Inc †	4,800	94,176
First Acceptance Corp * †	12,600	129,654
First BanCorp	79,530	986,967
First Bancorp NC †	8,400	169,344
First Busey Corp †	10,500	219,345
First Cash Financial Services Inc *	18,700	545,292
First Charter Corp	30,300	716,898
First Citizens BancShares Inc ‘A’ †	6,900	1,203,498
First Commonwealth Financial Corp †	74,214	959,587
First Community Bancorp	16,700	907,979
First Community Bancshares Inc †	9,848	306,864
First Defiance Financial Corp †	2,900	78,561
First Financial Bancorp †	33,442	585,904
First Financial Bankshares Inc †	18,116	635,147
First Financial Corp †	15,400	415,800
First Financial Holdings Inc	14,300	439,296
First Indiana Corp †	16,091	553,209
First Industrial Realty Trust Inc †	48,800	1,878,800
First Merchants Corp †	17,006	442,156
First Midwest Bancorp Inc	48,558	1,702,443
First Niagara Financial Group Inc	122,783	1,776,670
First Oak Brook Bancshares Inc †	3,600	100,620
First Place Financial Corp	9,200	221,260
First Potomac Realty Trust †	17,500	465,500
First Regional Bancorp *	4,600	310,730
First Republic Bank	22,950	849,380
First South Bancorp Inc VA †	1,300	45,916
First State Bancorp	23,200	556,568
FirstFed Financial Corp * †	17,500	954,100
Flagstar Bancorp Inc †	34,400	495,360
Flushing Financial Corp	16,525	257,294
FNB Corp †	4,700	144,149
FPIC Insurance Group Inc * †	10,800	374,760
Franklin Bank Corp * †	19,300	347,207
Fremont General Corp †	64,300	1,493,689
Frontier Financial Corp †	22,499	719,968
GAMCO Investors Inc ‘A’ †	7,500	326,475
GATX Corp †	46,700	1,684,936
GB&T Bancshares Inc †	7,574	162,159
Getty Realty Corp †	15,900	418,011
GFI Group Inc * †	6,200	294,066
Glacier Bancorp Inc †	33,106	994,835
Gladstone Capital Corp †	17,700	378,426
Gladstone Investment Corp †	18,100	245,979
Glenborough Realty Trust Inc	28,300	512,230
Glimcher Realty Trust †	40,400	982,528
Global Cash Access Inc *	17,200	250,948
GMH Communities Trust †	42,260	655,453
Gold Banc Corp Inc †	51,000	929,220
Government Properties Trust Inc †	36,300	338,679
Gramercy Capital Corp †	8,950	203,881
Great American Financial Resources Inc	8,950	177,568
Great Southern Bancorp Inc †	9,500	262,295
Greater Bay Bancorp	54,300	1,391,166
Greene County Bancshares Inc †	11,600	317,376
Greenhill & Co Inc †	11,100	623,376
Hancock Holding Co †	28,400	1,073,804
Hanmi Financial Corp	34,438	615,063
Harbor Florida Bancshares Inc †	25,800	955,890
Harleysville Group Inc	20,600	545,900
Harleysville National Corp	31,390	599,549
Harris & Harris Group Inc * †	24,800	344,720
HealthExtras Inc * †	22,700	569,770
Heartland Financial USA Inc †	7,850	170,345
Heritage Commerce Corp * †	19,600	421,400
Heritage Property Investment Trust Inc †	26,700	891,780
Hersha Hospitality Trust †	35,000	315,350
Highland Hospitality Corp †	30,200	333,710
Highwoods Properties Inc †	61,540	1,750,813
Hilb Rogal & Hobbs Co †	34,000	1,309,340
Home Properties Inc	36,600	1,493,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

HomeBanc Corp †	45,700	$341,836
Homestore Inc *	156,300	797,130
Horace Mann Educators Corp †	52,400	993,504
Horizon Financial Corp †	10,700	233,688
Hudson United Bancorp	44,100	1,838,088
Huron Consulting Group Inc * †	3,000	71,970
Hypercom Corp *	55,800	356,562
IBERIABANK Corp	11,625	592,991
Impac Mortgage Holdings Inc †	86,000	809,260
Independence Holding Co †	3,700	72,335
Independent Bank Corp MA	15,200	433,656
Independent Bank Corp MI	26,197	713,344
Infinity Property & Casualty Corp †	21,700	807,457
Inland Real Estate Corp †	63,100	933,249
Innkeepers USA Trust	45,400	726,400
Integra Bank Corp †	20,800	443,872
Interchange Financial Services Corp NJ †	12,875	222,094
IntercontinentalExchange Inc * †	21,600	785,160
International Securities Exchange Inc * †	7,900	217,408
Interpool Inc †	2,900	54,752
Investment Technology Group Inc * †	47,900	1,697,576
Investors Bancorp Inc *	59,600	657,388
Investors Real Estate Trust	48,200	444,886
iPayment Inc * †	15,400	639,408
Irwin Financial Corp †	19,300	413,406
ITLA Capital Corp * †	8,600	420,110
Jack Henry & Associates Inc	69,900	1,333,692
JER Investors Trust Inc	13,300	225,435
John H. Harland Co †	32,600	1,225,760
Jones Lang LaSalle Inc	36,300	1,827,705
Kansas City Life Insurance Co †	2,000	100,160
Kearny Financial Corp †	23,200	283,040
Kilroy Realty Corp	30,700	1,900,330
Kite Realty Group Trust †	21,510	332,760
KMG America Corp * †	11,800	108,324
KNBT Bancorp Inc	27,800	452,862
Knight Capital Group Inc ‘A’ * †	126,600	1,252,074
Kronos Inc * †	36,312	1,520,020
La Quinta Corp *	195,500	2,177,870
LaBranche & Co Inc * †	68,900	696,579
Lakeland Bancorp Inc †	10,603	155,863
Lakeland Financial Corp †	9,700	391,686
LandAmerica Financial Group Inc †	19,700	1,229,280
LaSalle Hotel Properties	31,800	1,167,696
Lexington Corporate Properties Trust †	48,900	1,041,570
LTC Properties Inc †	16,800	353,304
Luminent Mortgage Capital Inc	40,600	304,906
Macatawa Bank Corp †	8,096	294,532
MAF Bancorp Inc †	34,461	1,425,996
Maguire Properties Inc †	33,900	1,047,510
Main Street Banks Inc †	15,700	427,511
MainSource Financial Group Inc †	18,605	332,099
MarketAxess Holdings Inc * †	30,900	353,187
Marlin Business Services Corp * †	2,000	47,780
MB Financial Inc †	19,950	706,230
MBT Financial Corp †	9,754	158,015
MCG Capital Corp †	58,500	853,515
McGrath RentCorp †	17,500	486,500
Medical Properties Trust Inc †	14,000	136,920
Mercantile Bank Corp	11,155	429,468
Mercantile Bankshares Corp	1	56
MeriStar Hospitality Corp * †	87,300	820,620
MFA Mortgage Investments Inc †	96,500	550,050
Mid-America Apartment Communities Inc	20,100	974,850
Mid-State Bancshares †	29,000	775,750
Midwest Banc Holdings Inc †	12,000	267,000
MoneyGram International Inc	86,100	2,245,488
Morningstar Inc *	11,900	412,216
MortgageIT Holdings Inc	3,150	43,029
Nara Bancorp Inc †	27,300	485,394
NASB Financial Inc †	500	19,680
National Financial Partners Corp †	34,700	1,823,485
National Health Investors Inc	24,900	646,404
National Health Realty Inc †	600	11,142
National Penn Bancshares Inc †	39,091	744,688
National Western Life Insurance Co ‘A’	2,000	413,820
Nationwide Health Properties Inc †	76,900	1,645,660
Navigators Group Inc *	9,400	409,934
NBC Capital Corp †	4,641	110,409
NBT Bancorp Inc †	33,795	729,634
NCO Group Inc *	28,600	483,912
NDCHealth Corp *	43,900	844,197
NetBank Inc †	58,300	418,594
NewAlliance Bancshares Inc †	111,800	1,625,572
Newcastle Investment Corp †	44,000	1,093,400
NGP Capital Resources Co †	10,082	132,377
Northern Empire Bankshares * †	4,100	97,006
NorthStar Realty Finance Corp †	8,900	90,691
Northwest Bancorp Inc †	16,100	342,286
NovaStar Financial Inc †	31,400	882,654
OceanFirst Financial Corp †	6,255	142,364
Ocwen Financial Corp * †	36,500	317,550
Odyssey Re Holdings Corp †	7,100	178,068
Ohio Casualty Corp	71,900	2,036,208
Old National Bancorp IN †	76,795	1,661,844
Old Second Bancorp Inc †	15,166	463,625
Omega Financial Corp †	12,600	351,162
Omega Healthcare Investors Inc †	54,200	682,378
One Liberty Properties Inc	14,500	266,945
Online Resources Corp *	14,300	158,015
optionsXpress Holdings Inc †	21,900	537,645
Oriental Financial Group Inc †	29,613	366,017
Origen Financial Inc †	11,100	79,032
Pacific Capital Bancorp †	48,687	1,732,283
Park National Corp †	12,934	1,327,546
Parkway Properties Inc	14,900	598,086
Partners Trust Financial Group Inc	40,268	485,229
Peapack-Gladstone Financial Corp †	5,962	166,340
PennFed Financial Services Inc	9,692	178,527
Pennsylvania Commerce Bancorp Inc * †	700	22,295
Pennsylvania REIT	35,942	1,342,793
Peoples Bancorp Inc †	14,995	427,807
PFF Bancorp Inc †	25,170	768,188
PICO Holdings Inc *	6,300	203,238
Pinnacle Financial Partners Inc * †	13,100	327,238
Piper Jaffray Cos * †	20,500	828,200
Placer Sierra Bancshares †	4,200	116,382
PMA Capital Corp ‘A’ * †	40,200	367,026
Portfolio Recovery Associates Inc * †	19,400	900,936
Post Properties Inc †	44,800	1,789,760
Preferred Bank	7,600	338,200
PremierWest Bancorp * †	5,800	81,200
Prentiss Properties Trust	47,100	1,916,028
Presidential Life Corp	21,800	415,072
PRG-Schultz International Inc * †	49,050	29,921
PrivateBancorp Inc †	20,200	718,514
ProAssurance Corp * †	29,850	1,451,904
Prosperity Bancshares Inc †	18,700	537,438
Provident Bankshares Corp †	39,208	1,324,054
Provident Financial Holdings Inc	5,200	136,760
Provident Financial Services Inc †	77,089	1,426,917
Provident New York Bancorp	36,234	398,936
PS Business Parks Inc CA †	14,900	733,080
QC Holdings Inc * †	500	5,765
R&G Financial Corp ‘B’ †	34,500	455,400
RAIT Investment Trust	31,100	806,112
Ramco-Gershenson Properties Trust	14,268	380,242
Redwood Trust Inc	20,900	862,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Renasant Corp †	7,046	$222,865
Republic Bancorp Inc KY ‘A’ †	8,337	178,829
Republic Bancorp Inc MI †	81,763	972,980
RLI Corp	22,200	1,107,114
Rockville Financial Inc * †	20,100	262,305
Royal Bancshares of Pennsylvania Inc ‘A’ †	3,414	79,067
S&T Bancorp Inc †	27,000	994,140
S.Y. Bancorp Inc †	8,500	212,670
S1 Corp * †	87,618	381,138
Safety Insurance Group Inc †	11,400	460,218
Sanders Morris Harris Group Inc †	13,500	221,265
Sandy Spring Bancorp Inc	15,550	542,384
Santander BanCorp †	2,715	68,201
Saul Centers Inc	14,800	534,280
Saxon Capital Inc	53,000	600,490
SCBT Financial Corp	6,615	221,073
Seacoast Banking Corp of Florida	12,310	282,514
Security Bank Corp †	4,700	109,463
Selective Insurance Group Inc †	32,800	1,741,680
Senior Housing Properties Trust †	61,100	1,033,201
Sierra Bancorp †	300	6,837
Signature Bank *	18,000	505,260
Simmons First National Corp ‘A’ †	12,600	349,020
Sizeler Property Investors Inc †	9,500	122,075
Sotheby’s Holdings Inc ‘A’ * †	50,500	927,180
Sound Federal Bancorp Inc †	3,700	70,670
Southside Bancshares Inc †	10,384	209,757
Southwest Bancorp Inc	20,900	418,000
Sovran Self Storage Inc †	16,900	793,793
Spirit Finance Corp †	71,800	814,930
State Auto Financial Corp	10,400	379,184
State Bancorp Inc †	5,284	88,454
Sterling Bancorp	19,292	380,631
Sterling Bancshares Inc †	57,050	880,852
Sterling Financial Corp PA	33,163	656,627
Sterling Financial Corp WA	42,300	1,056,654
Stewart Information Services Corp †	18,100	880,927
Stifel Financial Corp * †	3,500	131,565
Strategic Hotel Capital Inc †	51,550	1,060,899
Suffolk Bancorp	12,400	418,748
Summit Bancshares Inc TX †	3,600	64,728
Summit Financial Group Inc †	1,500	34,470
Sun Bancorp Inc NJ *	11,970	236,408
Sun Communities Inc	17,200	540,080
Sunstone Hotel Investors Inc †	30,600	813,042
Susquehanna Bancshares Inc	49,471	1,171,473
SVB Financial Group * †	40,400	1,892,336
SWS Group Inc	17,130	358,702
Tanger Factory Outlet Centers Inc	34,400	988,656
Tarragon Corp * †	6,850	141,247
Taubman Centers Inc	53,800	1,869,550
Taylor Capital Group Inc	800	32,320
Technology Investment Capital Corp	5,400	81,540
Texas Capital Bancshares Inc * †	23,700	531,117
Texas Regional Bancshares Inc ‘A’ †	48,198	1,364,003
The Banc Corp * †	2,700	30,807
The Bancorp Inc * †	9,670	164,390
The Enstar Group Inc * †	1,400	92,750
The Midland Co †	7,300	263,092
The Nasdaq Stock Market Inc * †	43,100	1,516,258
The Phoenix Cos Inc †	100,900	1,376,276
The Town & Country Trust †	23,300	787,773
TierOne Corp †	24,500	720,545
TNS Inc *	9,000	172,620
Tompkins Trustco Inc †	9,119	408,531
Tower Group Inc †	10,100	221,998
TradeStation Group Inc * †	30,300	375,114
Triad Guaranty Inc * †	9,100	400,309
Trico Bancshares	12,900	301,731
TrustCo Bank Corp NY †	79,908	992,457
Trustmark Corp	50,200	1,378,994
Trustreet Properties Inc †	70,800	1,035,096
U.S.B. Holding Co Inc †	10,850	235,011
UCBH Holdings Inc †	104,700	1,872,036
UICI	42,100	1,494,971
UMB Financial Corp	17,141	1,095,481
Umpqua Holdings Corp	52,838	1,507,468
Union Bankshares Corp †	9,300	400,830
United Bankshares Inc	39,800	1,402,552
United Community Banks Inc †	28,049	747,786
United Community Financial Corp †	28,724	339,230
United Fire & Casualty Co †	19,700	796,471
United PanAm Financial Corp *	5,200	134,524
United Rentals Inc * †	66,300	1,550,757
United Security Bancshares Inc †	2,000	53,620
Universal American Financial Corp * †	30,100	453,908
Universal Health Realty Income Trust †	16,100	504,574
Univest Corp of Pennsylvania †	9,599	232,968
Unizan Financial Corp †	24,807	658,874
Urstadt Biddle Properties Inc ‘A’	22,300	361,483
USI Holdings Corp * †	38,500	530,145
U-Store-It Trust	44,580	938,409
Value Line Inc †	300	10,563
Vineyard National Bancorp †	12,200	376,248
Virginia Commerce Bancorp Inc * †	10,231	297,620
Virginia Financial Group Inc †	11,643	419,497
W Holding Co Inc †	104,200	857,566
Waddell & Reed Financial Inc ‘A’	74,000	1,551,780
Washington REIT †	43,900	1,332,365
Washington Trust Bancorp Inc	15,000	392,700
WesBanco Inc †	24,100	732,881
West Bancorp Inc †	17,769	332,280
West Coast Bancorp	15,700	415,265
Westamerica Bancorp	34,800	1,846,836
Western Sierra Bancorp *	7,067	257,168
Westfield Financial Inc †	2,200	52,822
Williams Scotsman International Inc *	17,200	297,732
Wilshire Bancorp Inc †	16,400	281,916
Winston Hotels Inc	26,400	261,360
Wintrust Financial Corp	27,600	1,515,240
World Acceptance Corp * †	23,600	672,600
Wright Express Corp * †	42,700	939,400
WSFS Financial Corp	8,700	532,875
Yardville National Bancorp †	13,000	450,450
Zenith National Insurance Corp †	22,450	1,035,394
ZipRealty Inc * †	500	4,210

		294,283,905

Health Care - 11.05%

Aastrom Biosciences Inc * †	132,700	279,997
Abaxis Inc * †	16,500	271,920
Abgenix Inc * †	103,400	2,224,134
ABIOMED Inc * †	13,100	121,044
ACADIA Pharmaceuticals Inc * †	7,800	76,830
Adams Respiratory Therapeutics Inc * †	8,700	353,742
Adeza Biomedical Corp * †	10,100	212,605
Adolor Corp * †	48,700	711,020
Albany Molecular Research Inc * †	32,500	394,875
Alexion Pharmaceuticals Inc * †	32,600	660,150
Align Technology Inc * †	65,200	421,844
Alkermes Inc * †	95,900	1,833,608
Alliance Imaging Inc * †	7,400	44,030
Allied Healthcare International Inc * †	20,200	124,028
Allscripts Healthcare Solutions Inc * †	33,500	448,900
Alpharma Inc ‘A’ †	37,400	1,066,274
Amedisys Inc * †	19,700	832,128
America Service Group Inc * †	15,700	249,002
American Dental Partners Inc * †	6,000	108,480

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

American Healthways Inc * †	36,000	$1,629,000
American Medical Systems Holdings Inc *	73,300	1,306,939
American Retirement Corp * †	29,400	738,822
AmSurg Corp * †	36,000	822,960
Amylin Pharmaceuticals Inc * †	120,400	4,806,368
Analogic Corp †	14,600	698,610
Andrx Corp *	72,900	1,200,663
Animas Corp *	9,400	227,010
Antigenics Inc * †	31,900	151,844
Applera Corp-Celera Genomics Group * †	79,199	868,021
Apria Healthcare Group Inc *	55,900	1,347,749
Arena Pharmaceuticals Inc * †	48,100	683,982
ARIAD Pharmaceuticals Inc * †	68,100	398,385
ArQule Inc * †	22,700	138,924
Array BioPharma Inc * †	20,400	143,004
Arrow International Inc	21,800	631,982
ArthroCare Corp * †	28,800	1,213,632
Aspect Medical Systems Inc *	17,300	594,255
AtheroGenics Inc * †	44,500	890,445
Avanir Pharmaceuticals ‘A’ * †	88,800	305,472
Barrier Therapeutics Inc * †	18,600	152,520
Bentley Pharmaceuticals Inc * †	13,300	218,253
Beverly Enterprises Inc * †	117,400	1,370,058
Bioenvision Inc * †	53,200	347,396
BioMarin Pharmaceutical Inc * †	77,700	837,606
Bio-Rad Laboratories Inc ‘A’ * †	18,200	1,191,008
Bio-Reference Laboratories Inc * †	10,800	203,148
BioScrip Inc * †	26,000	196,040
Biosite Inc * †	17,900	1,007,591
Brookdale Senior Living Inc †	12,400	369,644
Bruker BioSciences Corp * †	21,100	102,546
Caliper Life Sciences Inc *	13,800	81,144
Candela Corp *	21,900	316,236
Cantel Medical Corp * †	6,300	113,022
Caraco Pharmaceutical Laboratories Ltd * †	4,400	39,512
Cell Genesys Inc * †	60,700	359,951
Cell Therapeutics Inc * †	68,500	149,330
Centene Corp * †	48,100	1,264,549
Cepheid * †	45,100	395,978
Chattem Inc * †	21,100	767,829
Coley Pharmaceutical Group Inc * †	7,200	109,152
Computer Programs & Systems Inc	11,000	455,730
CONMED Corp *	35,550	841,113
Connetics Corp * †	39,400	569,330
Conor Medsystems Inc * †	8,800	170,280
CorVel Corp *	7,200	136,728
CoTherix Inc * †	5,700	60,534
Cubist Pharmaceuticals Inc * †	56,500	1,200,625
CuraGen Corp * †	61,700	190,036
Curis Inc * †	33,800	120,328
CV Therapeutics Inc * †	44,200	1,093,066
Cyberonics Inc * †	20,900	675,070
Cypress Bioscience Inc * †	37,800	218,484
Datascope Corp	13,200	436,260
deCODE genetics Inc * †	66,600	550,116
Dendreon Corp * †	62,900	340,918
DexCom Inc * †	200	2,984
Diagnostic Products Corp †	24,000	1,165,200
Digene Corp * †	15,900	463,803
Discovery Laboratories Inc * †	56,800	379,424
Diversa Corp * †	24,800	119,040
dj Orthopedics Inc *	19,500	537,810
Dov Pharmaceutical Inc * †	28,400	416,912
DURECT Corp * †	54,800	277,836
DUSA Pharmaceuticals Inc * †	25,800	277,866
Eclipsys Corp * †	40,100	759,093
Encore Medical Corp * †	29,500	146,025
Encysive Pharmaceuticals Inc * †	62,300	491,547
Enzo Biochem Inc * †	24,051	298,714
Enzon Pharmaceuticals Inc * †	57,500	425,500
EPIX Pharmaceuticals Inc * †	33,900	136,956
eResearchTechnology Inc * †	53,624	809,722
ev3 Inc * †	10,500	154,770
Exelixis Inc * †	70,100	660,342
First Horizon Pharmaceutical Corp * †	29,300	505,425
FoxHollow Technologies Inc * †	17,300	515,367
Genesis HealthCare Corp * †	19,600	715,792
Genitope Corp * †	18,200	144,690
Gentiva Health Services Inc * †	30,200	445,148
Geron Corp * †	67,800	583,758
Greatbatch Inc * †	22,900	595,629
GTx Inc * †	1,000	7,560
Haemonetics Corp * †	27,500	1,343,650
Healthcare Services Group Inc †	34,347	711,326
HealthTronics Inc * †	29,500	225,675
Hi-Tech Pharmacal Co Inc *	8,000	354,320
Hologic Inc * †	46,400	1,759,488
Hooper Holmes Inc †	56,100	143,055
Horizon Health Corp * †	6,800	153,884
Human Genome Sciences Inc * †	142,700	1,221,512
ICOS Corp * †	63,200	1,746,216
ICU Medical Inc * †	15,300	599,913
Idenix Pharmaceuticals Inc * †	8,500	145,435
IDX Systems Corp * †	23,000	1,010,160
I-Flow Corp * †	17,100	250,002
Illumina Inc * †	38,100	537,210
Immucor Inc * †	48,229	1,126,629
ImmunoGen Inc * †	49,400	253,422
Incyte Corp * †	88,200	470,988
Inspire Pharmaceuticals Inc * †	44,700	227,076
Integra LifeSciences Holdings Corp * †	23,500	833,310
InterMune Inc * †	32,700	549,360
IntraLase Corp * †	18,500	329,855
Introgen Therapeutics Inc * †	31,200	164,424
Intuitive Surgical Inc * †	35,000	4,104,450
Invacare Corp †	32,400	1,020,276
Inverness Medical Innovations Inc * †	15,100	358,021
IRIS International Inc *	21,500	469,990
Isis Pharmaceuticals Inc * †	78,600	411,864
Ista Pharmaceuticals Inc * †	23,800	151,368
Kensey Nash Corp * †	13,900	306,217
Keryx Biopharmaceuticals Inc * †	28,800	421,632
Kindred Healthcare Inc * †	27,400	705,824
KV Pharmaceutical Co ‘A’ * †	37,050	763,230
Kyphon Inc * †	29,000	1,184,070
Landauer Inc	9,400	433,246
Laserscope * †	21,500	482,890
LCA-Vision Inc †	22,400	1,064,224
Lexicon Genetics Inc * †	63,900	233,235
LifeCell Corp * †	36,400	694,148
Luminex Corp * †	24,200	281,204
Magellan Health Services Inc *	32,400	1,018,980
MannKind Corp * †	18,800	211,688
Marshall Edwards Inc * †	1,000	6,250
Martek Biosciences Corp * †	35,300	868,733
Matria Healthcare Inc * †	24,962	967,527
Maxygen Inc * †	21,000	157,710
Medarex Inc * †	117,500	1,627,375
MedCath Corp * †	7,800	144,690
Medicines Co * †	53,500	933,575
Medicis Pharmaceutical Corp ‘A’ †	54,200	1,737,110
Mentor Corp †	37,300	1,718,784
Meridian Bioscience Inc †	10,200	205,428
Merit Medical Systems Inc * †	28,265	343,137
MGI PHARMA Inc * †	71,800	1,232,088
Molecular Devices Corp * †	22,900	662,497
Molina Healthcare Inc * †	9,500	253,080
Momenta Pharmaceuticals Inc * †	12,700	279,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Monogram Biosciences Inc * †	102,200	$191,114
Myogen Inc * †	9,100	274,456
Myriad Genetics Inc * †	34,600	719,680
Nabi Biopharmaceuticals * †	62,500	211,250
Nanogen Inc * †	70,600	184,972
Nastech Pharmaceutical Co Inc * †	24,700	363,584
National Healthcare Corp	5,300	198,114
Nektar Therapeutics * †	86,600	1,425,436
Neopharm Inc * †	22,427	241,987
Neurocrine Biosciences Inc * †	36,500	2,289,645
Neurogen Corp * †	19,200	126,528
NeuroMetrix Inc * †	10,500	286,440
New River Pharmaceuticals Inc * †	3,900	202,332
NitroMed Inc * †	18,800	262,260
Northfield Laboratories Inc * †	24,900	333,660
Noven Pharmaceuticals Inc * †	29,800	450,874
NPS Pharmaceuticals Inc * †	41,200	487,808
NuVasive Inc * †	22,200	401,820
Nuvelo Inc * †	39,566	320,880
Odyssey HealthCare Inc * †	42,650	794,996
Onyx Pharmaceuticals Inc *	35,900	1,032,484
Option Care Inc †	30,275	404,474
OraSure Technologies Inc * †	56,000	493,920
Orchid Cellmark Inc * †	19,400	147,440
Owens & Minor Inc †	44,700	1,230,591
Pain Therapeutics Inc * †	40,500	273,780
PainCare Holdings Inc * †	41,600	135,616
Palomar Medical Technologies Inc * †	21,500	753,360
Par Pharmaceutical Cos Inc * †	36,000	1,128,240
PAREXEL International Corp * †	32,700	662,502
Pediatrix Medical Group Inc * †	26,100	2,311,677
Penwest Pharmaceuticals Co * †	29,300	571,936
Perrigo Co †	82,200	1,225,602
Per-Se Technologies Inc * †	28,066	655,622
Pharmion Corp * †	23,000	408,710
Phase Forward Inc *	35,300	344,175
PolyMedica Corp †	25,574	855,962
POZEN Inc * †	34,400	329,896
PRA International * †	8,000	225,200
Progenics Pharmaceuticals Inc *	15,000	375,150
PSS World Medical Inc * †	78,600	1,166,424
Psychiatric Solutions Inc * †	27,600	1,621,224
Quality Systems Inc †	9,800	752,248
Radiation Therapy Services Inc *	8,900	314,259
Regeneron Pharmaceuticals Inc * †	36,900	588,555
RehabCare Group Inc * †	18,400	371,680
Renovis Inc * †	25,400	388,620
Res-Care Inc * †	14,900	258,813
Rigel Pharmaceuticals Inc * †	16,700	139,612
Salix Pharmaceuticals Ltd *	48,000	843,840
Savient Pharmaceuticals Inc * †	83,300	311,542
Seattle Genetics Inc * †	43,400	204,848
Serologicals Corp * †	37,600	742,224
SFBC International Inc * †	17,100	273,771
Somanetics Corp * †	14,800	473,600
SonoSite Inc * †	16,400	574,164
Specialty Laboratories Inc * †	3,400	44,370
StemCells Inc * †	83,600	288,420
Stereotaxis Inc * †	3,400	29,274
STERIS Corp †	70,700	1,768,914
Sunrise Senior Living Inc * †	40,200	1,355,142
SuperGen Inc * †	51,100	258,055
SurModics Inc * †	18,600	688,014
Sybron Dental Specialties Inc *	43,532	1,733,009
Symbion Inc * †	13,700	315,100
Symmetry Medical Inc * †	8,800	170,632
Tanox Inc * †	31,900	522,203
Telik Inc * †	59,900	1,017,701
Tercica Inc * †	3,000	21,510
ThermoGenesis Corp * †	37,100	179,193
Thoratec Corp * †	53,587	1,108,715
Trimeris Inc * †	19,300	221,757
TriPath Imaging Inc * †	23,500	141,940
U.S. Physical Therapy Inc *	18,200	336,154
United Surgical Partners International Inc * †	49,799	1,601,038
United Therapeutics Corp *	23,500	1,624,320
Ventana Medical Systems Inc * †	31,300	1,325,555
Vertex Pharmaceuticals Inc * †	105,400	2,916,418
ViaCell Inc * †	15,900	89,358
Viasys Healthcare Inc * †	33,100	850,670
VistaCare Inc ‘A’ * †	16,300	203,750
Vital Images Inc *	7,400	193,510
Vital Signs Inc	5,800	248,356
WebMD Health Corp ‘A’ *	7,800	226,590
WellCare Health Plans Inc * †	16,650	680,153
West Pharmaceutical Services Inc	30,400	760,912
Wright Medical Group Inc * †	27,600	563,040
Young Innovations Inc	1,900	64,752
ZOLL Medical Corp *	14,000	352,660
ZymoGenetics Inc *	22,700	386,127

		151,178,990

Integrated Oils - 0.21%

Delta Petroleum Corp * †	39,300	855,561
Giant Industries Inc *	15,300	794,988
KCS Energy Inc * †	52,900	1,281,238

		2,931,787

Materials & Processing - 8.97%

A. Schulman Inc †	39,500	850,040
A.M. Castle & Co * †	5,400	117,936
AAON Inc * †	4,700	84,224
Acuity Brands Inc †	47,600	1,513,680
AK Steel Holding Corp * †	119,800	952,410
Albany International Corp ‘A’	29,928	1,082,196
Aleris International Inc * †	32,700	1,054,248
Alico Inc †	4,000	180,760
AMCOL International Corp	22,900	469,908
American Vanguard Corp †	11,300	265,550
Ameron International Corp †	9,000	410,220
Apogee Enterprises Inc	38,500	624,470
Arch Chemicals Inc	22,200	663,780
Armor Holdings Inc *	33,600	1,433,040
Avatar Holdings Inc * †	5,400	296,568
Balchem Corp †	4,300	128,183
Barnes Group Inc †	19,100	630,300
Beacon Roofing Supply Inc *	12,800	367,744
Bluegreen Corp * †	17,400	274,920
BlueLinx Holdings Inc	10,300	115,875
Bowater Inc †	56,200	1,726,464
Brady Corp ‘A’	39,300	1,421,874
Brookfield Homes Corp	15,405	766,091
Brush Engineered Materials Inc * †	19,700	313,230
Buckeye Technologies Inc *	25,300	203,665
Builders FirstSource Inc *	13,400	286,358
Building Materials Holding Corp †	16,300	1,111,823
Cabot Microelectronics Corp * †	25,500	747,915
Calgon Carbon Corp †	38,600	219,634
California Coastal Communities Inc * †	4,700	184,381
Cambrex Corp †	25,700	482,389
Caraustar Industries Inc * †	36,400	316,316
Carpenter Technology Corp †	25,300	1,782,891
Century Aluminum Co * †	24,100	631,661
Ceradyne Inc * †	27,575	1,207,785
CF Industries Holdings Inc	45,000	686,250
Chaparral Steel Co * †	26,200	792,550
Chesapeake Corp †	20,900	354,882
CIRCOR International Inc †	11,600	297,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

CLARCOR Inc †	59,300	$1,761,803
Clean Harbors Inc * †	18,400	530,104
Cleveland-Cliffs Inc †	24,100	2,134,537
Coeur d’Alene Mines Corp * †	269,000	1,076,000
Comfort Systems USA Inc	32,100	295,320
Commercial Metals Co	66,100	2,481,394
Compass Minerals International Inc	15,700	385,278
Consolidated-Tomoka Land Co †	6,000	425,400
Corn Products International Inc	79,800	1,906,422
Delta & Pine Land Co	41,420	953,074
Deltic Timber Corp †	11,300	586,018
DHB Industries Inc * †	27,900	124,713
Drew Industries Inc * †	16,200	456,678
Dycom Industries Inc * †	45,500	1,001,000
Dynamic Materials Corp †	9,200	276,184
Eagle Materials Inc †	20,900	2,557,324
ElkCorp †	24,250	816,255
EMCOR Group Inc *	17,100	1,154,763
Encore Wire Corp *	16,950	385,782
Energy Conversion Devices Inc * †	21,400	872,050
EnerSys * †	40,200	524,208
Ennis Inc †	19,800	359,766
Ferro Corp †	47,700	894,852
Georgia Gulf Corp †	36,200	1,101,204
Gibraltar Industries Inc †	25,099	575,771
Glatfelter †	35,900	509,421
Gold Kist Inc * †	49,600	741,520
GrafTech International Ltd * †	107,500	668,650
Granite Construction Inc †	36,750	1,319,692
Graphic Packaging Corp * †	65,600	149,568
Greif Inc ‘A’ †	14,400	954,432
Griffon Corp * †	33,270	792,159
H.B. Fuller Co	32,700	1,048,689
Hecla Mining Co * †	146,900	596,414
Hercules Inc *	122,200	1,380,860
Hexcel Corp * †	56,700	1,023,435
Hughes Supply Inc †	66,300	2,376,855
Huttig Building Products Inc * †	5,300	44,520
InfraSource Services Inc * †	4,300	56,244
Innovo Group Inc * †	41,700	42,951
Insituform Technologies Inc ‘A’ *	30,500	590,785
Interface Inc ‘A’ *	50,400	414,288
Interline Brands Inc *	13,300	302,575
Jacuzzi Brands Inc * †	85,800	720,720
Kaydon Corp †	34,800	1,118,472
Kronos Worldwide Inc †	7,104	206,087
Layne Christensen Co * †	10,100	256,843
Lennox International Inc	52,800	1,488,960
Lone Star Technologies Inc *	32,800	1,694,448
Longview Fibre Co	58,100	1,209,061
LSI Industries Inc †	19,500	305,370
MacDermid Inc †	29,500	823,050
Maverick Tube Corp * †	48,800	1,945,168
Medis Technologies Ltd * †	20,793	305,865
Mercer International Inc * †	17,400	136,764
Metal Management Inc †	27,600	641,976
Minerals Technologies Inc †	23,400	1,307,826
Mobile Mini Inc * †	18,700	886,380
Mueller Industries Inc	43,000	1,179,060
Myers Industries Inc †	29,579	431,262
NCI Building Systems Inc * †	25,500	1,083,240
Neenah Paper Inc †	11,787	330,036
Newkirk Realty Trust Inc	16,800	260,400
NewMarket Corp * †	13,300	325,318
NL Industries Inc †	9,000	126,810
NN Inc	19,000	201,400
NS Group Inc * †	21,000	878,010
NuCO2 Inc *	7,100	197,948
Octel Corp †	13,200	214,764
Olin Corp	75,548	1,486,785
OM Group Inc * †	34,000	637,840
Oregon Steel Mills Inc * †	37,600	1,106,192
Perini Corp * †	13,600	328,440
Pioneer Cos Inc * †	15,300	458,541
PolyOne Corp *	104,300	670,649
Potlatch Corp †	33,200	1,692,536
Quanex Corp †	29,100	1,454,127
Quanta Services Inc * †	121,000	1,593,570
RBC Bearings Inc * †	9,300	151,125
Reliance Steel & Aluminum Co †	30,350	1,854,992
Roanoke Electric Steel Corp †	6,800	160,480
Rock-Tenn Co ‘A’	26,200	357,630
Rockwood Holdings Inc * †	22,300	439,979
Rogers Corp * †	19,200	752,256
Royal Gold Inc †	23,900	830,047
RTI International Metals Inc *	22,800	865,260
Ryerson Tull Inc †	31,122	756,887
Schnitzer Steel Industries Inc ‘A’ †	27,050	827,460
Senomyx Inc * †	17,700	214,524
Silgan Holdings Inc	23,000	830,760
Simpson Manufacturing Co Inc †	37,400	1,359,490
Spartech Corp †	30,900	678,255
Steel Dynamics Inc †	39,400	1,399,094
Steel Technologies Inc †	16,900	473,031
Stepan Co	2,800	75,292
Stillwater Mining Co * †	33,810	391,182
Sunterra Corp * †	26,600	378,252
Superior Essex Inc * †	12,300	247,968
Symyx Technologies Inc * †	34,600	944,234
Tejon Ranch Co * †	6,750	269,460
Terra Industries Inc * †	84,300	472,080
Texas Industries Inc †	26,200	1,305,808
The Andersons Inc	3,800	163,704
The Dixie Group Inc * †	5,100	70,278
The Shaw Group Inc *	77,800	2,263,202
The Standard Register Co †	18,300	289,323
Titanium Metals Corp * †	8,800	556,688
Trammell Crow Co *	37,000	949,050
Tredegar Corp †	29,300	377,677
Trex Co Inc * †	12,200	342,210
Tronox Inc ‘A’ *	20,000	261,400
UAP Holding Corp †	27,000	551,340
Ultralife Batteries Inc * †	17,400	208,800
Universal Forest Products Inc †	20,100	1,110,525
URS Corp *	39,700	1,493,117
USEC Inc †	91,400	1,092,230
Valence Technology Inc * †	44,400	68,376
Valmont Industries Inc †	16,400	548,744
W.R. Grace & Co * †	71,000	667,400
Washington Group International Inc *	30,200	1,599,694
Watsco Inc	22,700	1,357,687
Wausau Paper Corp †	52,000	616,200
WD-40 Co †	22,400	588,224
Wellman Inc †	43,200	292,896
Westlake Chemical Corp †	9,700	279,457
Wheeling-Pittsburgh Corp * †	13,200	119,064
Worthington Industries Inc †	66,400	1,275,544
Xerium Technologies Inc †	4,600	38,686
Zoltek Cos Inc * †	17,700	155,406

		122,775,211

Multi-Industry - 0.52%

GenCorp Inc * †	57,800	1,025,950
Kaman Corp	24,400	480,436
Lancaster Colony Corp †	28,600	1,059,630
Raven Industries Inc †	15,200	438,520
Sequa Corp ‘A’ * †	5,200	359,060
Trinity Industries Inc †	43,600	1,921,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

United Capital Corp * †	900	$22,203
Walter Industries Inc †	36,500	1,814,780

		7,122,031

Producer Durables - 7.14%

A.O. Smith Corp †	22,000	772,200
A.S.V. Inc * †	18,800	469,624
Actuant Corp ‘A’ †	29,800	1,662,840
ADE Corp * †	14,400	346,464
Advanced Energy Industries Inc * †	24,400	288,652
AGCO Corp * †	89,700	1,486,329
Alamo Group Inc †	1,300	26,650
American Ecology Corp †	19,500	281,385
American Superconductor Corp * †	25,000	196,750
Applied Films Corp * †	16,800	348,936
Applied Industrial Technologies Inc †	35,050	1,180,834
Applied Signal Technology Inc †	15,900	360,930
Argon ST Inc * †	6,300	195,174
ARRIS Group Inc * †	104,900	993,403
Artesyn Technologies Inc * †	44,800	461,440
Astec Industries Inc *	15,900	519,294
Asyst Technologies Inc *	51,600	295,152
ATMI Inc * †	35,300	987,341
Audiovox Corp ‘A’ *	23,700	328,482
August Technology Corp *	19,100	209,909
Axcelis Technologies Inc * †	115,600	551,412
Badger Meter Inc	2,900	113,796
Baldor Electric Co †	33,700	864,405
BE Aerospace Inc * †	73,200	1,610,400
Belden CDT Inc †	55,975	1,367,469
Blount International Inc * †	25,000	398,250
Briggs & Stratton Corp †	51,300	1,989,927
Brooks Automation Inc * †	88,952	1,114,569
Bucyrus International Inc ‘A’ †	18,950	998,665
C&D Technologies Inc †	26,900	204,978
Cascade Corp	12,200	572,302
C-COR Inc * †	50,700	246,402
Champion Enterprises Inc *	80,300	1,093,686
Cognex Corp	45,500	1,369,095
Cohu Inc †	30,000	686,100
Color Kinetics Inc * †	7,200	103,608
Comstock Homebuilding Cos Inc ‘A’ *	7,500	105,825
Crane Co †	50,400	1,777,608
Credence Systems Corp * †	91,840	639,206
CTS Corp †	40,300	445,718
Curtiss-Wright Corp †	22,400	1,223,040
Cymer Inc * †	38,500	1,367,135
Darling International Inc * †	63,300	251,301
Dionex Corp * †	21,500	1,055,220
Duratek Inc * †	14,800	220,964
Electro Scientific Industries Inc * †	36,311	876,911
EMCORE Corp * †	23,800	176,596
Engineered Support Systems Inc †	44,012	1,832,660
EnPro Industries Inc * †	22,300	600,985
Entegris Inc * †	111,893	1,054,032
ESCO Technologies Inc * †	29,600	1,316,904
Esterline Technologies Corp * †	25,000	929,750
FARO Technologies Inc * †	12,000	240,000
Federal Signal Corp †	59,800	897,598
FEI Co * †	25,400	486,918
Flanders Corp * †	14,800	179,968
Flowserve Corp *	56,800	2,247,008
Franklin Electric Co Inc †	20,100	794,754
Gardner Denver Inc * †	26,700	1,316,310
Gehl Co *	15,000	393,750
General Cable Corp * †	44,800	882,560
Genlyte Group Inc * †	25,500	1,366,035
Headwaters Inc * †	46,800	1,658,592
Heico Corp †	22,900	592,652
INNOTELCO Inc * +	3,250	—
InterDigital Communications Corp * †	60,500	1,108,360
Intevac Inc *	14,900	196,680
Itron Inc *	26,700	1,069,068
JLG Industries Inc †	56,000	2,556,960
K&F Industries Holdings Inc *	18,300	281,088
Kadant Inc * †	11,920	220,520
Keithley Instruments Inc †	12,100	169,158
Kennametal Inc	43,200	2,204,928
Kimball International Inc ‘B’ †	24,700	262,561
Knoll Inc †	11,700	200,187
Kulicke & Soffa Industries Inc * †	65,500	579,020
Levitt Corp ‘A’ †	19,000	432,060
Lincoln Electric Holdings Inc	38,300	1,518,978
Lindsay Manufacturing Co †	17,600	338,448
Littelfuse Inc * †	23,800	648,550
LTX Corp *	65,100	292,950
M/I Homes Inc †	13,800	560,556
MasTec Inc * †	26,500	277,455
Mattson Technology Inc * †	38,100	383,286
Measurement Specialties Inc * †	8,600	209,410
Metrologic Instruments Inc * †	18,600	358,236
Mine Safety Appliances Co †	28,059	1,016,016
MKS Instruments Inc * †	35,900	642,251
Moog Inc ‘A’ * †	40,162	1,139,798
MTC Technologies Inc * †	8,300	227,254
MTS Systems Corp †	24,300	841,752
NACCO Industries Inc ‘A’ †	5,400	632,610
Nordson Corp †	26,000	1,053,260
Orbital Sciences Corp * †	59,000	757,560
Orleans Homebuilders Inc †	2,800	51,380
Palm Harbor Homes Inc * †	15,300	287,640
Paxar Corp *	37,300	732,199
Photon Dynamics Inc * †	18,900	345,492
Photronics Inc * †	27,000	406,620
Plantronics Inc	49,200	1,392,360
Polycom Inc * †	98,600	1,508,580
Powell Industries Inc * †	7,200	129,312
Power-One Inc * †	73,600	443,072
Powerwave Technologies Inc * †	97,400	1,224,318
Preformed Line Products Co †	400	17,116
Presstek Inc * †	36,600	330,864
Regal-Beloit Corp †	30,000	1,062,000
Robbins & Myers Inc †	12,300	250,305
Rofin-Sinar Technologies Inc * †	16,000	695,520
Rudolph Technologies Inc * †	16,500	212,520
SBA Communications Corp ‘A’ * †	90,550	1,620,845
Semitool Inc * †	14,800	161,024
Skyline Corp †	7,200	262,080
Sonic Solutions * †	25,800	389,838
SpatiaLight Inc * †	19,200	66,624
SpectraLink Corp †	21,700	257,579
Standex International Corp	13,900	385,864
Stewart & Stevenson Services Inc †	36,400	769,132
Sun Hydraulics Corp †	10,800	208,764
Symmetricom Inc * †	57,000	482,790
TAL International Group Inc * †	12,800	264,320
Taser International Inc * †	71,700	500,466
Technical Olympic USA Inc †	10,198	215,076
Technitrol Inc †	43,000	735,300
Tecumseh Products Co ‘A’ †	21,500	492,565
Teledyne Technologies Inc * †	39,300	1,143,630
Tennant Co	8,700	452,400
Terayon Communication Systems Inc * †	81,600	188,496
The Gorman-Rupp Co	6,000	132,660
The Manitowoc Co Inc †	33,950	1,704,969
The Middleby Corp * †	5,400	467,100
Triumph Group Inc * †	15,400	563,794
TurboChef Technologies Inc * †	17,500	251,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Ultratech Inc *	25,400	$417,068
United Industrial Corp †	13,900	575,043
Varian Semiconductor Equipment Associates Inc * †	39,100	1,717,663
Veeco Instruments Inc * †	31,600	547,628
Vicor Corp	20,400	322,524
Viisage Technology Inc * †	13,080	230,339
Watts Water Technologies Inc ‘A’ †	27,300	826,917
WCI Communities Inc * †	34,100	915,585
William Lyon Homes * †	3,900	393,510
Woodward Governor Co	10,400	894,504
X-Rite Inc †	22,400	224,000

		97,676,508

Technology - 12.97%

3Com Corp * †	383,500	1,380,600
3D Systems Corp * †	9,600	172,800
Actel Corp * †	35,100	446,823
Acxiom Corp	99,000	2,277,000
Adaptec Inc * †	135,900	790,938
ADTRAN Inc	65,900	1,959,866
Advanced Analogic Technologies Inc * †	12,200	168,970
Advanced Digital Information Corp *	73,100	715,649
Aeroflex Inc * †	79,198	851,378
Agile Software Corp * †	59,600	356,408
Agilysys Inc †	33,000	601,260
Altiris Inc *	23,400	395,226
American Reprographics Co *	14,200	360,822
American Science & Engineering Inc * †	10,800	673,596
AMICAS Inc * †	27,200	134,912
AMIS Holdings Inc * †	37,800	402,570
Amkor Technology Inc * †	121,100	678,160
Anaren Inc *	26,700	417,321
Anixter International Inc †	36,700	1,435,704
Ansoft Corp *	3,400	115,770
ANSYS Inc * †	37,300	1,592,337
Anteon International Corp * †	27,300	1,483,755
Applied Digital Solutions Inc * †	45,900	131,733
Applied Micro Circuits Corp * †	299,100	768,687
Arbinet-thexchange Inc * †	7,000	49,070
Ariba Inc * †	72,137	530,207
AsiaInfo Holdings Inc * †	52,400	208,552
Aspen Technology Inc * †	57,000	447,450
Atheros Communications Inc * †	28,300	367,900
Atmel Corp * †	416,699	1,287,600
Audible Inc * †	25,600	328,704
Avocent Corp * †	49,600	1,348,624
BearingPoint Inc * †	184,200	1,447,812
Bel Fuse Inc ‘B’	11,800	375,240
Bell Microproducts Inc * †	40,700	311,355
Benchmark Electronics Inc * †	44,200	1,486,446
Black Box Corp	20,200	957,076
Blackbaud Inc	3,056	52,196
Blackboard Inc * †	15,250	441,945
Blue Coat Systems Inc * †	13,900	635,508
Borland Software Corp * †	92,000	600,760
Bottomline Technologies Inc DE *	8,100	89,262
Broadwing Corp * †	54,509	329,779
Brocade Communications Systems Inc * †	282,300	1,148,961
Catapult Communications Corp * †	13,600	201,144
Checkpoint Systems Inc * †	42,800	1,055,020
CIBER Inc * †	58,000	382,800
Ciena Corp * †	577,342	1,714,706
Cirrus Logic Inc * †	84,200	562,456
Click Commerce Inc * †	11,800	248,036
Coherent Inc *	35,800	1,062,544
CommScope Inc * †	63,900	1,286,307
COMSYS IT Partners Inc * †	8,600	95,030
Comtech Telecommunications Corp * †	22,650	691,731
Concur Technologies Inc * †	25,600	329,984
Conexant Systems Inc * †	457,300	1,033,498
Constellation 3D Inc *	1,200	—
Covansys Corp * †	26,700	363,387
CSG Systems International Inc *	59,500	1,328,040
Cubic Corp †	16,492	329,180
CyberGuard Corp *	17,100	150,993
CycleLogic Inc *	18	2
Cypress Semiconductor Corp * †	134,300	1,913,775
Daktronics Inc	15,900	470,163
Dendrite International Inc * †	41,150	592,972
Digi International Inc *	17,600	184,624
Digital River Inc * †	34,600	1,029,004
Digitas Inc * †	85,971	1,076,357
Diodes Inc * †	20,250	628,762
Ditech Communications Corp *	45,200	377,420
Dot Hill Systems Corp * †	61,200	424,116
DRS Technologies Inc	29,001	1,491,231
DSP Group Inc * †	34,800	872,088
Echelon Corp * †	31,900	249,777
eCollege.com *	18,800	338,964
EDO Corp †	20,200	546,612
Electronics for Imaging Inc * †	58,700	1,562,007
Emageon Inc * †	10,400	165,360
Emulex Corp * †	89,200	1,765,268
Endwave Corp *	8,800	103,664
Entrust Inc * †	80,200	388,168
Epicor Software Corp * †	56,300	795,519
EPIQ Systems Inc * †	15,150	280,881
Equinix Inc * †	14,600	595,096
Essex Corp *	16,900	288,145
Exar Corp * †	52,800	661,056
Excel Technology Inc * †	12,800	304,384
Extreme Networks Inc * †	129,400	614,650
Fairchild Semiconductor International Inc * †	118,900	2,010,599
FalconStor Software Inc * †	33,600	248,304
Fargo Electronics Inc *	18,000	346,500
FileNet Corp *	47,200	1,220,120
Finisar Corp * †	161,000	334,880
FormFactor Inc * †	31,600	771,988
Foundry Networks Inc * †	121,200	1,673,772
Gartner Inc * †	69,160	892,164
Gateway Inc * †	253,700	636,787
Genesis Microchip Inc * †	36,500	660,285
Glenayre Technologies Inc * †	90,400	293,800
Harmonic Inc * †	83,500	404,975
Herley Industries Inc * †	20,700	341,757
Hutchinson Technology Inc * †	26,800	762,460
Identix Inc * †	100,525	503,630
iGate Corp * †	14,400	69,984
IHS Inc ‘A’ *	17,000	348,840
II-VI Inc * †	24,500	437,815
Imation Corp	35,700	1,644,699
Infocrossing Inc * †	27,300	235,053
Informatica Corp * †	87,700	1,052,400
Innovative Solutions & Support Inc * †	18,450	235,791
InPhonic Inc * †	20,800	180,752
Integral Systems Inc MD †	6,100	115,046
Integrated Device Technology Inc * †	217,160	2,862,169
Integrated Silicon Solution Inc * †	40,400	260,176
Intergraph Corp * †	33,889	1,688,011
Intermagnetics General Corp * †	32,978	1,051,998
International DisplayWorks Inc * †	42,000	249,480
Internet Capital Group Inc * †	50,600	415,932
Internet Security Systems Inc * †	41,600	871,520
Inter-Tel Inc †	27,400	536,218
InterVideo Inc *	15,600	164,580
Intervoice Inc * †	41,800	332,728
Interwoven Inc * †	46,075	390,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

Ionatron Inc * †	17,300	$174,903
Ixia * †	30,700	453,746
IXYS Corp * †	20,800	243,152
j2 Global Communications Inc * †	25,100	1,072,774
JDA Software Group Inc * †	35,200	598,752
Jupitermedia Corp * †	21,500	317,770
Kanbay International Inc * †	21,900	347,991
Keane Inc * †	58,100	639,681
KEMET Corp * †	97,300	687,911
Keynote Systems Inc *	11,300	145,205
Komag Inc * †	33,800	1,171,508
Kopin Corp * †	79,900	427,465
LaBarge Inc * †	11,500	165,255
Lattice Semiconductor Corp * †	120,600	520,992
Lawson Software Inc * †	50,500	371,175
Leadis Technology Inc * †	9,500	48,925
LeCroy Corp *	7,700	117,733
Lexar Media Inc * †	84,600	694,566
Lionbridge Technologies Inc * †	44,700	313,794
Macrovision Corp * †	53,300	891,709
Magma Design Automation Inc * †	28,900	243,049
Manhattan Associates Inc *	32,000	655,360
ManTech International Corp ‘A’ *	16,600	462,476
MapInfo Corp * †	21,900	276,159
MatrixOne Inc *	57,200	285,428
Maxtor Corp * †	257,100	1,784,274
McDATA Corp ‘A’ * †	161,200	612,560
Mentor Graphics Corp * †	82,700	855,118
Mercury Computer Systems Inc * †	26,300	542,569
Merge Technologies Inc *	17,500	438,200
Methode Electronics Inc †	40,400	402,788
Micrel Inc * †	71,900	834,040
Micromuse Inc * †	89,200	882,188
Micros Systems Inc * †	42,000	2,029,440
Microsemi Corp * †	68,000	1,880,880
MicroStrategy Inc ‘A’ * †	20,135	1,665,970
Microtune Inc * †	40,700	169,719
MIPS Technologies Inc * †	36,200	205,616
Mobility Electronics Inc * †	22,500	217,350
Monolithic Power Systems Inc * †	10,100	151,399
Motive Inc * †	31,700	97,953
MRO Software Inc * †	21,200	297,648
MRV Communications Inc * †	120,300	246,615
Multi-Fineline Electronix Inc * †	4,500	216,765
Ness Technologies Inc * †	11,000	118,470
NETGEAR Inc * †	37,800	727,650
NetIQ Corp * †	59,556	731,943
NetLogic Microsystems Inc * †	15,900	433,116
NetScout Systems Inc * †	17,800	97,010
Newport Corp *	45,600	617,424
Novatel Wireless Inc * †	36,700	444,437
Nuance Communications Inc *	128,056	977,067
OmniVision Technologies Inc * †	65,500	1,307,380
ON Semiconductor Corp * †	150,200	830,606
Open Solutions Inc * †	25,300	579,876
Openwave Systems Inc * †	90,599	1,582,765
Oplink Communications Inc *	15,585	225,982
Opsware Inc * †	64,700	439,313
Optical Communication Products Inc * †	6,600	15,246
OSI Systems Inc * †	15,000	275,850
Packeteer Inc * †	37,300	289,821
Palm Inc * †	45,877	1,458,889
PAR Technology Corp * †	6,600	183,216
Parametric Technology Corp * †	292,800	1,786,080
Park Electrochemical Corp †	21,250	552,075
PDF Solutions Inc * †	13,600	221,000
Pegasystems Inc * †	4,500	32,895
Pericom Semiconductor Corp *	26,300	209,611
Perot Systems Corp ‘A’ * †	84,700	1,197,658
Phoenix Technologies Ltd * †	16,400	102,664
Pixelworks Inc * †	49,400	250,952
Plexus Corp * †	46,000	1,046,040
PLX Technology Inc * †	24,700	212,420
PMC-Sierra Inc * †	182,200	1,404,762
PortalPlayer Inc * †	20,200	572,064
Power Integrations Inc *	33,800	804,778
Progress Software Corp * †	39,500	1,121,010
QAD Inc	7,900	60,356
Quantum Corp * †	182,600	556,930
Quest Software Inc * †	60,600	884,154
Radiant Systems Inc * †	31,100	378,176
RadiSys Corp * †	21,150	366,741
Rambus Inc * †	101,100	1,636,809
RealNetworks Inc * †	114,100	885,416
Redback Networks Inc * †	33,900	476,634
RF Micro Devices Inc * †	211,700	1,145,297
RightNow Technologies Inc * †	18,200	335,972
Rimage Corp *	15,200	440,496
RSA Security Inc *	75,600	848,988
SafeNet Inc * †	26,392	850,350
Sapient Corp * †	96,200	547,378
ScanSource Inc * †	12,700	694,436
SeaChange International Inc * †	37,600	297,040
Secure Computing Corp * †	44,900	550,474
Semtech Corp * †	71,700	1,309,242
Serena Software Inc * †	32,500	761,800
SI International Inc * †	7,200	220,104
SigmaTel Inc * †	37,900	496,490
Silicon Image Inc * †	86,200	780,110
Silicon Laboratories Inc * †	42,000	1,539,720
Silicon Storage Technology Inc * †	93,200	470,660
SiRF Technology Holdings Inc * †	37,400	1,114,520
Skyworks Solutions Inc * †	173,300	882,097
SoftBrands Inc * †	114	234
SonicWALL Inc * †	56,800	449,856
Sonus Networks Inc * †	249,000	926,280
SPSS Inc *	13,800	426,834
SSA Global Technologies Inc * †	1,700	30,923
Standard Microsystems Corp *	27,600	791,844
Stellent Inc *	25,400	252,222
StorageNetworks Inc * +	2,800	—
Stratasys Inc * †	11,100	277,611
Sunpower Corp ‘A’ *	8,700	295,713
Supertex Inc *	5,200	230,100
SupportSoft Inc * †	41,700	175,974
Sycamore Networks Inc *	187,300	809,136
SYKES Enterprises Inc * †	28,100	375,697
Synaptics Inc * †	27,800	687,216
Syniverse Holdings Inc *	18,700	390,830
SYNNEX Corp *	3,600	54,396
Syntel Inc †	3,700	77,071
Sypris Solutions Inc	7,500	74,850
Talx Corp	22,935	1,048,359
Tekelec * †	60,400	839,560
Telkonet Inc * †	52,300	217,045
Terremark Worldwide Inc * †	27,640	128,526
Tessera Technologies Inc * †	44,000	1,137,400
The TriZetto Group Inc * †	38,900	660,911
The Ultimate Software Group Inc * †	23,200	442,424
TIBCO Software Inc *	220,300	1,645,641
Transaction Systems Architects Inc *	44,800	1,289,792
TranSwitch Corp * †	143,100	261,873
Trident Microsystems Inc * †	52,800	950,400
TriQuint Semiconductor Inc * †	147,404	655,948
TTM Technologies Inc *	40,900	384,460
Tyler Technologies Inc * †	37,500	329,250
Ulticom Inc * †	6,100	59,841
Universal Display Corp * †	21,700	228,067

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

	Shares	Value

UNOVA Inc * †	56,700	$1,916,460
UTStarcom Inc * †	96,800	780,208
Varian Inc *	36,300	1,444,377
VASCO Data Security International Inc * †	18,800	185,368
VeriFone Holdings Inc *	21,600	546,480
Verint Systems Inc *	10,800	372,276
ViaSat Inc * †	22,900	612,117
Vignette Corp *	32,900	536,599
Virage Logic Corp * †	7,400	73,112
Vitesse Semiconductor Corp * †	244,700	469,824
Volterra Semiconductor Corp * †	11,300	169,500
WebEx Communications Inc * †	35,100	759,213
webMethods Inc * †	59,500	458,745
Websense Inc *	26,100	1,713,204
Westell Technologies Inc ‘A’ * †	61,300	275,850
Wind River Systems Inc *	81,000	1,196,370
Witness Systems Inc * †	28,400	558,628
Zhone Technologies Inc * †	38,975	82,627
Zoran Corp * †	51,206	830,049

		177,383,443

Utilities - 3.52%

Alaska Communications Systems Group Inc	24,500	248,920
ALLETE Inc †	24,400	1,073,600
American States Water Co †	17,850	549,780
Aquila Inc * †	374,800	1,349,280
Avista Corp	57,200	1,013,012
Black Hills Corp	38,100	1,318,641
California Water Service Group †	18,100	691,963
Cascade Natural Gas Corp †	18,400	358,984
Centennial Communications Corp *	17,300	268,496
Central Vermont Public Service Corp †	13,400	241,334
CH Energy Group Inc †	18,100	830,790
Cincinnati Bell Inc * †	260,900	915,759
Cleco Corp †	58,700	1,223,895
Commonwealth Telephone Enterprises Inc †	25,800	871,266
Connecticut Water Service Inc †	6,350	155,638
Consolidated Communications Holdings Inc †	17,100	222,129
CT Communications Inc †	20,200	245,228
Dobson Communications Corp ‘A’ * †	138,800	1,041,000
Duquesne Light Holdings Inc †	82,300	1,343,136
El Paso Electric Co * †	57,100	1,201,384
EnergySouth Inc †	9,700	259,766
FairPoint Communications Inc †	28,800	298,368
General Communication Inc ‘A’ *	71,000	733,430
GlobeTel Communications Corp * †	44,100	162,729
Golden Telecom Inc †	19,100	495,836
Hungarian Telephone & Cable Corp * †	100	1,555
IDACORP Inc †	45,500	1,333,150
IDT Corp ‘B’ * †	52,000	608,400
IMPSAT Fiber Networks Inc * +	1,600	—
Intrado Inc * †	24,000	552,480
Iowa Telecommunications Services Inc †	30,600	473,994
ITC Holdings Corp †	14,000	393,260
Level 3 Communications Inc * †	770,800	2,212,196
Mediacom Communications Corp ‘A’ * †	65,500	359,595
MGE Energy Inc †	18,000	610,380
Middlesex Water Co †	13,366	231,766
NeuStar Inc ‘A’ * †	26,300	801,887
New Jersey Resources Corp	32,000	1,340,480
Nicor Inc †	45,500	1,788,605
North Pittsburgh Systems Inc †	12,400	233,988
Northwest Natural Gas Co †	31,600	1,080,088
NorthWestern Corp	33,100	1,028,417
Otter Tail Corp	27,700	802,746
Peoples Energy Corp †	40,400	1,416,828
Pike Electric Corp *	14,700	238,434
Premiere Global Services Inc * †	65,300	530,889
Price Communications Corp * †	48,622	723,009
RCN Corp * †	20,500	480,725
Shenandoah Telecommunications Co	4,200	167,328
Sierra Pacific Resources * †	206,066	2,687,101
SJW Corp †	5,300	241,150
South Jersey Industries Inc	34,200	996,588
Southwest Gas Corp	39,200	1,034,880
Southwest Water Co †	30,757	440,127
SureWest Communications †	15,500	408,735
Talk America Holdings Inc * †	36,566	315,565
The Empire District Electric Co	33,000	670,890
The Laclede Group Inc †	22,400	654,304
Time Warner Telecom Inc ‘A’ * †	65,900	649,115
Ubiquitel Inc *	91,300	902,957
UIL Holdings Corp †	15,500	712,845
UniSource Energy Corp †	36,700	1,145,040
USA Mobility Inc †	31,213	865,224
Valor Communications Group Inc	31,200	355,680
WGL Holdings Inc †	51,700	1,554,102

		48,158,867

Total Common Stocks (Cost $1,095,977,872)		1,273,851,375

	Principal
	Amount
SHORT-TERM INVESTMENT - 6.56%

Repurchase Agreement - 6.56%

State Street Bank and Trust Co 3.400% due 01/03/06 (Dated 12/30/05, repurchase price of $89,786,907; collateralized by U.S. Treasury Notes: 3.625% due 04/30/07 and market value $91,548,674)	$89,753,000	89,753,000

Total Short-Term Investment (Cost $89,753,000)		89,753,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.67% (Cost $1,185,730,872)		1,363,604,375

	Shares
SECURITIES LENDING COLLATERAL - 25.94%

State Street Navigator Securities Lending Prime Portfolio 4.224% r (Cost $354,881,386)	354,881,386	354,881,386

TOTAL INVESTMENTS - 125.61%
(Cost $1,540,612,258)		1,718,485,761

OTHER ASSETS & LIABILITIES, NET — (25.61%)		(350,370,322)

NET ASSETS - 100.00%		$1,368,115,439

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 21

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2005

Notes to Schedule of Investments
(a)	As of December 31, 2005, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	32.50%
Financial Services	21.51%
Consumer Discretionary	16.92%
Technology	12.97%
Health Care	11.05%
Materials & Processing	8.97%
Producer Durables	7.14%
Energy	5.25%
Utilities	3.52%
Autos & Transportation	3.26%
Consumer Staples	1.79%
Multi-Industry	0.52%
Integrated Oils	0.21%

125.61%
Other Assets & Liabilities, Net	(25.61%)

100.00%

(b)	The amount of $4,055,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2005:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Russell 2000 (03/06)	266	$91,853,875	($1,641,172)

Explanation of Symbols for Schedules of Investments
*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2005.

+	Securities were fair valued under procedures established by the Fund’s Board of Trustees.

r	Rate shown reflects 7-day yield as of December 31, 2005.
Explanation of Terms for Schedules of Investments
Other Abbreviations:

OTC	Over the Counter
XNMS	NASDAQ/National Market System

See Notes to Financial Statements

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8.     Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10.   Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11.   Controls and Procedures.
(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12.   Exhibits.
(a)(1)	Exhibit 99(a)(1)-Code of ethics that is subject to the disclosure of Item 2 hereof.

(a)(2)	Exhibit 99.CERT-Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906 CERT-Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
By:	/s/ JAMES T. MORRIS
James T. Morris
President

Date:	March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SUTTON
Thomas C. Sutton
Chief Executive Officer

Date:	March 7, 2006

By:	/s/ JAMES T. MORRIS
James T. Morris
President

Date:	March 7, 2006

By:	/s/ BRIAN D. KLEMENS
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 7, 2006